UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway,

New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

May 31, 2013

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Growth Allocation Fund

AllianzGI Behavioral Advantage Large Cap Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Disciplined Equity Fund

AllianzGI Dynamic Emerging Multi-Asset Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Redwood Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Alpha Fund

AllianzGI Ultra Micro Cap Fund

AllianzGI U.S. Emerging Growth Fund

AllianzGI U.S. Equity Hedged Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

2–3	President’s Letter
4–93	Fund Summaries
94–95	Important Information
96–98	Benchmark Descriptions
99–137	Schedules of Investments
138–149	Statements of Assets and Liabilities
150–155	Statements of Operations
156–171	Statements of Changes in Net Assets
172–221	Financial Highlights
222–275	Notes to Financial Statements
276–280	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Brian S. Shlissel

President

Dear Shareholder,

The US economy continued to expand throughout the six-month fiscal reporting period ended May 31, 2013. In contrast, growth in many other developed countries moderated and in certain situations, fell into recession. Demand for equities and lower rated, higher yielding fixed income securities was generally solid as investors looked to generate incremental returns in the low interest rate environment.

Six Months in Review

For the six-month fiscal reporting period ended May 31, 2013, US stocks, as measured by the Standard & Poor’s 500 Index, rose 16.43%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, advanced 11.39% and 13.26% respectively, in dollar-denominated terms. The MSCI Emerging Markets Index rose 1.30%, in dollar-denominated terms.

With respect to bonds, the Barclays US Credit Index declined 0.86%, the Barclays US High Yield Index rose 5.79%, the Barclays US Government Bond Index decreased 1.35%, and the broader US bond market, as measured by the Barclays US Aggregate Index, fell 1.05%.

The US economy continued to grow during the six-month fiscal reporting period, however the pace of expansion was far from robust. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 3.1% during the third quarter of 2012 before declining to an annual rate of 0.4% during the fourth quarter of 2012. GDP growth, however rebounded to a 1.8% annual rate during the first quarter of 2013.

While US economic data was mixed at times, there were continued signs of recovery in the housing market. In addition, while unemployment remains elevated, the unemployment rate dropped from 7.8% in November 2012 to 7.6% in May 2013. Elsewhere, despite concerns related to higher tax rates, the “fiscal cliff” and sequestration, consumer spending held up relatively well during the six-month reporting period.

The Federal Reserve (the “Fed”) initiated a number of actions to support the economy and reduce unemployment. In September 2012, prior to the beginning of the fiscal reporting period, the Fed introduced a third round of “quantitative easing” which entailed the purchase of $40 billion of mortgage securities each month. Toward the end of 2012, the Fed revealed that it

2	May 31, 2013 |	Semiannual Report

would continue the purchase of $40 billion of mortgage securities each month, in addition to purchasing $45 billion per month of longer-term Treasuries on an open-ended basis. At its meeting in December 2012, the Fed indicated that it expected to keep the Fed Funds rate in the 0.0% to 0.25% range, “…as long as the unemployment rate remains above 6.5%,” provided that inflation remains well contained. The Fed maintained this stance at its meetings in January, March and May 2013.

Outlook

From a global economic perspective, key US economic indicators are continuing their slow but steady improvement. Japan’s economic growth also appears to be accelerating, perhaps from witnessing the initial impact of the new economic policies under Prime Minister Abe. However, growth in Asia (ex-Japan) and Latin America appears to be stagnating and euro-zone economies are experiencing a double-dip recession, with the current retrenchment lasting longer than the sharp downturn at the onset of the financial crisis.

While US unemployment remains well above the Fed’s 6.5% target, recently there has been an increase in market volatility and rising Treasury yields. This was partially triggered by expectations that the Fed may begin tapering the amount of quantitative easing. We expect that the Fed will want more evidence that the economy is on solid footing prior to adjusting monetary policy and that tapering could be more of an issue in 2014. That being said, there may continue to be periods of heightened volatility given incoming economic data and the market’s attempts to anticipate future Fed actions.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| May 31, 2013	3

Unaudited

AllianzGI Retirement 2015 Fund (formerly Allianz Global Investors Solutions 2015 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Retirement 2015 Fund (the “Fund”) returned 1.78% outperforming the Dow Jones Real Return 2015 Index (the “benchmark index”) which returned -0.27%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).1

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, the Fund held overweight positions in US small-cap equities, US and non-US fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in US large- cap and non-US equities, including emerging markets and in real return assets, including real estate and commodities as well as in intermediate-term TIPS.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap equities in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

1. Correlation is a measure of how two or more items move together. Perfect positive and negative correlation are 1 and -1, respectively. Zero indicates no correlation.

4	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2015 Fund (formerly Allianz Global Investors Solutions 2015 Fund) (cont’d)

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	1.78%	8.03%	10.46%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–3.82%	2.09%	9.05%
AllianzGI Retirement 2015 Fund Class C	1.38%	7.20%	9.62%
AllianzGI Retirement 2015 Fund Class C (adjusted)	0.39%	6.20%	9.62%
AllianzGI Retirement 2015 Fund Class D	1.69%	7.88%	10.42%
AllianzGI Retirement 2015 Fund Class R	1.60%	7.67%	10.15%
AllianzGI Retirement 2015 Fund Class P	1.92%	8.37%	10.74%
AllianzGI Retirement 2015 Fund Class R6	2.00%	8.46%	10.84%
AllianzGI Retirement 2015 Fund Administrative Class	1.77%	8.05%	10.51%
Dow Jones Real Return 2015 Index	–0.27%	5.23%	9.57%
Lipper Mixed-Asset Target 2015 Funds Average	5.14%	12.61%	11.33%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	5

Unaudited

AllianzGI Retirement 2015 Fund (formerly Allianz Global Investors Solutions 2015 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

PIMCO Real Return	30.1%
PIMCO Income	9.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6.9%
PIMCO Mortgage Opportunities	6.0%
PIMCO Short-Term	6.0%
PIMCO Floating Income	4.0%
AllianzGI Income & Growth	4.0%
Wells Fargo Advantage Short-Term High Yield Bond	3.6%
Other	29.7%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.80	$1,013.80	$1,016.90	$1,016.00	$1,019.20	$1,020.00	$1,017.70
Expenses Paid During Period	$2.06	$5.82	$2.56	$3.82	$0.55	$0.05	$1.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.89	$1,019.15	$1,022.39	$1,021.14	$1,024.38	$1,024.88	$1,023.14
Expenses Paid During Period	$2.07	$5.84	$2.57	$3.83	$0.56	$0.05	$1.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.41% for Class A, 1.16% for Class C, 0.51% for Class D, 0.76% for Class R, 0.11% for Class P, 0.01% for Class R6 and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	7

Unaudited

AllianzGI Retirement 2020 Fund (formerly Allianz Global Investors Solutions 2020 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2020 Fund (the “Fund”) returned 2.18% outperforming the Dow Jones Real Return 2020 Index (the “benchmark index”) which returned 0.38%.

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period and relative to its benchmark index, the Fund held overweight positions in US small-cap equities, US and non-US fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in US large- cap and non-US equities, including emerging markets and in real return assets, including real estate and commodities as well as in intermediate-term TIPS.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

8	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund (formerly Allianz Global Investors Solutions 2020 Fund) (cont’d)

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	2.18%	8.89%	10.78%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–3.44%	2.90%	9.37%
AllianzGI Retirement 2020 Fund Class C	1.82%	8.04%	9.93%
AllianzGI Retirement 2020 Fund Class C (adjusted)	0.82%	7.04%	9.93%
AllianzGI Retirement 2020 Fund Class D	2.16%	8.80%	10.73%
AllianzGI Retirement 2020 Fund Class R	1.99%	8.51%	10.47%
AllianzGI Retirement 2020 Fund Class P	2.34%	9.25%	11.06%
AllianzGI Retirement 2020 Fund Class R6	2.36%	9.32%	11.15%
AllianzGI Retirement 2020 Fund Administrative Class	2.23%	8.91%	10.83%
Dow Jones Real Return 2020 Index	0.38%	6.30%	10.00%
Lipper Mixed-Asset Target 2020 Funds Average	6.04%	13.89%	11.99%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	9

Unaudited

AllianzGI Retirement 2020 Fund (formerly Allianz Global Investors Solutions 2020 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

PIMCO Real Return	30.1%
PIMCO Income	9.0%
PIMCO Mortgage Opportunities	6.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.5%
PIMCO Floating Income	4.5%
AllianzGI Income & Growth	4.0%
AllianzGI NFJ Dividend Value	3.7%
AllianzGI NFJ Global Dividend Value	3.6%
Other	32.8%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,021.80	$1,018.20	$1,021.60	$1,019.90	$1,023.40	$1,023.60	$1,022.30
Expenses Paid During Period	$2.17	$5.94	$2.67	$3.93	$0.66	$0.15	$1.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.79	$1,019.05	$1,022.29	$1,021.04	$1,024.28	$1,024.78	$1,023.04
Expenses Paid During Period	$2.17	$5.94	$2.67	$3.93	$0.66	$0.15	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 1.18% for Class C, 0.53% for Class D, 0.78% for Class R, 0.13% for Class P, 0.03% for Class R6 and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

10	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	11

Unaudited

AllianzGI Retirement 2025 Fund (formerly Allianz Global Investors Solutions 2025 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2025 Fund (the “Fund”) returned 2.43% outperforming the Dow Jones Real Return 2025 Index (the “benchmark index”) which returned 1.36%.

What Happened

For the six months ending May 31, 2013 the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions in US small-cap equities, US and non-US fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in US large- cap and non-US equities, including emerging markets and in real return assets, including real estate and commodities as well as in intermediate-term TIPS.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index USD) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this

12	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund (formerly Allianz Global Investors Solutions 2025 Fund) (cont’d)

sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	2.43%	9.63%	9.85%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–3.20%	3.60%	5.64%
AllianzGI Retirement 2025 Fund Class R	2.23%	9.22%	9.46%
AllianzGI Retirement 2025 Fund Class P	2.55%	9.94%	10.17%
AllianzGI Retirement 2025 Fund Class R6	2.64%	10.03%	10.28%
AllianzGI Retirement 2025 Fund Administrative Class	2.50%	9.62%	9.90%
Dow Jones Real Return 2025 Index	1.36%	7.98%	8.02%
Lipper Mixed-Asset Target 2025 Funds Average	8.05%	17.17%	14.05%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.47% for Class R shares, 0.82% for Class P shares, 0.72% for Class R6 shares and 1.07% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	13

Unaudited

AllianzGI Retirement 2025 Fund (formerly Allianz Global Investors Solutions 2025 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

PIMCO Real Return	26.7%
PIMCO Income	7.6%
PIMCO Mortgage Opportunities	6.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.1%
PIMCO Floating Income	4.5%
AllianzGI NFJ Global Dividend Value	4.2%
AllianzGI Income & Growth	4.0%
AllianzGI NFJ Dividend Value	3.8%
Other	37.3%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,024.30	$1,022.30	$1,025.50	$1,026.40	$1,025.00
Expenses Paid During Period	$2.17	$3.93	$0.66	$0.15	$1.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.79	$1,021.04	$1,024.28	$1,024.78	$1,023.04
Expenses Paid During Period	$2.17	$3.93	$0.66	$0.15	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 0.78% for Class R, 0.13% for Class P, 0.03% for Class R6 and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

14	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	15

Unaudited

AllianzGI Retirement 2030 Fund (formerly Allianz Global Investors Solutions 2030 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2030 Fund (the “Fund”) returned 3.94% outperforming the Dow Jones Real Return 2030 Index (the “benchmark index”) which returned 2.70%.

What Happened

For the six months ending May 31, 2013 the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions in US small-cap equities and US and non-US fixed-income assets. The Fund held underweights in US large- cap and non-US equities, including emerging markets and in real return assets, including real estate and commodities as well as in intermediate-term Treasury inflation protected securities (TIPS).

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection. In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this sector. For the quarter, the S&P United States

16	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund (formerly Allianz Global Investors Solutions 2030 Fund) (cont’d)

Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	3.94%	11.97%	12.43%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–1.78%	5.81%	11.00%
AllianzGI Retirement 2030 Fund Class C	3.55%	11.11%	11.68%
AllianzGI Retirement 2030 Fund Class C (adjusted)	2.55%	10.11%	11.68%
AllianzGI Retirement 2030 Fund Class D	3.87%	11.87%	12.44%
AllianzGI Retirement 2030 Fund Class R	3.82%	11.63%	12.21%
AllianzGI Retirement 2030 Fund Class P	4.11%	12.36%	12.80%
AllianzGI Retirement 2030 Fund Class R6	4.16%	12.46%	12.90%
AllianzGI Retirement 2030 Fund Administrative Class	4.03%	12.06%	12.58%
Dow Jones Real Return 2030 Index	2.70%	10.32%	11.52%
Lipper Mixed-Asset Target 2030 Funds Average	8.83%	18.43%	13.55%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 0.92% for Class P shares, 0.82% for Class R6 shares and 1.17% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	17

Unaudited

AllianzGI Retirement 2030 Fund (formerly Allianz Global Investors Solutions 2030 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

PIMCO Real Return	16.4%
PIMCO Income	7.1%
PIMCO Mortgage Opportunities	6.1%
AllianzGI NFJ Global Dividend Value	5.0%
AllianzGI NFJ International Value	5.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged	4.5%
PIMCO Floating Income	4.5%
AllianzGI Income & Growth	4.5%
Other	46.1%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,039.40	$1,035.50	$1,038.70	$1,038.20	$1,041.10	$1,041.60	$1,040.30
Expenses Paid During Period	$1.73	$5.53	$2.24	$3.51	$0.20	$—	$1.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,023.24	$1,019.50	$1,022.74	$1,021.49	$1,024.73	$1,024.93	$1,023.49
Expenses Paid During Period	$1.72	$5.49	$2.22	$3.48	$0.20	$—	$1.46

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.34% for Class A, 1.09% for Class C, 0.44% for Class D, 0.69% for Class R, 0.04% for Class P, 0.00% for Class R6 and 0.29% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

18	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	19

Unaudited

AllianzGI Retirement 2035 Fund (formerly Allianz Global Investors Solutions 2035 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2035 Fund (the “Fund”) returned 5.14% outperforming the Dow Jones Real Return 2035 Index (the “benchmark index”) which returned 4.25%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions in US and non-US small-cap equities and US and non-US fixed-income assets. The Fund held underweights in US and non-US large-cap, emerging markets equities and in real return assets, including real estate and commodities as well as in intermediate-term Treasury inflation protected securities (TIPS).

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward

20	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund (formerly Allianz Global Investors Solutions 2035 Fund) (cont’d)

global REITs detracted from performance in this sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	5.14%	14.47%	13.48%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–0.64%	8.17%	9.13%
AllianzGI Retirement 2035 Fund Class R	4.95%	14.07%	13.09%
AllianzGI Retirement 2035 Fund Class P	5.33%	14.86%	13.85%
AllianzGI Retirement 2035 Fund Class R6	5.33%	14.93%	13.90%
AllianzGI Retirement 2035 Fund Administrative Class	5.21%	14.54%	13.52%
Dow Jones Real Return 2035 Index	4.25%	13.04%	11.62%
Lipper Mixed-Asset Target 2035 Funds Average	10.48%	20.97%	16.62%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.34% for Class A shares, 1.59% for Class R shares, 0.94% for Class P shares, 0.84% for Class R6 shares and 1.19% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	21

Unaudited

AllianzGI Retirement 2035 Fund (formerly Allianz Global Investors Solutions 2035 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of
May 31, 2013)

PIMCO Real Return	9.1%
PIMCO Income	6.6%
AllianzGI NFJ International Value	5.9%
AllianzGI NFJ Global Dividend Value	5.4%
PIMCO Mortgage Opportunities	5.0%
AllianzGI NFJ Dividend Value	5.0%
AllianzGI Income & Growth	4.7%
AllianzGI NFJ Mid-Cap Value	4.6%
Other	53.0%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,051.40	$1,049.50	$1,053.30	$1,053.30	$1,052.10
Expenses Paid During Period	$1.84	$3.63	$0.31	$—	$1.59

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,023.14	$1,021.39	$1,024.63	$1,024.93	$1,023.39
Expenses Paid During Period	$1.82	$3.58	$0.30	$—	$1.56

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.36% for Class A, 0.71% for Class R, 0.06% for Class P, 0.00% for Class R6 and 0.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

22	May 31, 2013 |	Semiannual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	| May 31, 2013	23

Unaudited

AllianzGI Retirement 2040 Fund (formerly Allianz Global Investors Solutions 2040 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2040 Fund (the “Fund”) returned 6.41% outperforming the Dow Jones Real Return 2040 Index (the “benchmark index”) which returned 5.66%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions in US and non-US small-cap equities and US and non-US fixed-income assets. The Fund held underweights in US and non-US large- cap, emerging markets equities and in real return assets, including real estate and commodities as well as in intermediate-term Treasury inflation protected securities (TIPS).

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

24	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund (formerly Allianz Global Investors Solutions 2040 Fund) (cont’d)

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus,

should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	6.41%	16.10%	14.03%
AllianzGI Retirement 2040 Fund Class A (adjusted)	0.56%	9.72%	12.58%
AllianzGI Retirement 2040 Fund Class C	5.95%	15.24%	13.14%
AllianzGI Retirement 2040 Fund Class C (adjusted)	4.95%	14.24%	13.14%
AllianzGI Retirement 2040 Fund Class D	6.35%	15.95%	13.93%
AllianzGI Retirement 2040 Fund Class R	6.19%	15.70%	13.69%
AllianzGI Retirement 2040 Fund Class P	6.54%	16.50%	14.31%
AllianzGI Retirement 2040 Fund Class R6	6.59%	16.54%	14.40%
AllianzGI Retirement 2040 Fund Administrative Class	6.40%	16.12%	14.07%
Dow Jones Real Return 2040 Index	5.66%	15.53%	13.12%
Lipper Mixed-Asset Target 2040 Funds Average	10.40%	21.13%	14.31%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.39% for Class A shares, 2.14% for Class C shares, 1.39% for Class D shares, 1.64% for Class R shares, 0.99% for Class P shares, 0.89% for Class R6 shares and 1.24% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	25

Unaudited

AllianzGI Retirement 2040 Fund (formerly Allianz Global Investors Solutions 2040 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

AllianzGI NFJ International Value	6.3%
PIMCO Income	6.1%
AllianzGI NFJ Dividend Value	6.0%
AllianzGI Income & Growth	5.5%
AllianzGI NFJ Global Dividend Value	5.5%
PIMCO Mortgage Opportunities	5.1%
AllianzGI International Small-Cap	4.7%
PIMCO Floating Income	4.5%
Other	55.5%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,064.10	$1,059.50	$1,063.50	$1,061.90	$1,065.40	$1,065.90	$1,064.00
Expenses Paid During Period	$1.80	$5.65	$2.32	$3.60	$0.26	$—	$1.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,023.19	$1,019.45	$1,022.69	$1,021.44	$1,024.68	$1,024.93	$1,023.44
Expenses Paid During Period	$1.77	$5.54	$2.27	$3.53	$0.25	$—	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.45% for Class D, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	May 31, 2013 |	Semiannual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	| May 31, 2013	27

Unaudited

AllianzGI Retirement 2045 Fund (formerly Allianz Global Investors Solutions 2045 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2045 Fund (the “Fund”) returned 6.94% outperforming the Dow Jones Real Return 2045 Index (the “benchmark index”) which returned 6.78%.

What Happened

For the six months ending May 31, 2013 the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark, the Fund held overweight positions in US and non-US small-cap equities and US and non-US fixed-income assets. The Fund held underweights in US and non-US large- cap, emerging markets equities and in real return assets, including real estate and commodities as well as in intermediate-term Treasury inflation protected securities (TIPS).

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this

28	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund (formerly Allianz Global Investors Solutions 2045 Fund) (cont’d)

sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	6.94%	17.50%	15.40%
AllianzGI Retirement 2045 Fund Class A (adjusted)	1.05%	11.04%	10.98%
AllianzGI Retirement 2045 Fund Class R	6.78%	17.07%	14.99%
AllianzGI Retirement 2045 Fund Class P	7.12%	17.83%	15.73%
AllianzGI Retirement 2045 Fund Class R6	7.18%	17.88%	15.82%
AllianzGI Retirement 2045 Fund Administrative Class	6.95%	17.45%	15.37%
Dow Jones Real Return 2045 Index	6.78%	17.48%	14.83%
Lipper Mixed-Asset Target 2045 Funds Average	11.38%	22.51%	17.91%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 1.65% for Class R shares, 1.00% for Class P shares, 0.90% for Class R6 shares and 1.25% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	29

Unaudited

AllianzGI Retirement 2045 Fund (formerly Allianz Global Investors Solutions 2045 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

AllianzGI NFJ International Value	6.8%
AllianzGI NFJ Dividend Value	6.1%
AllianzGI NFJ Global Dividend Value	6.0%
AllianzGI International Small-Cap	5.8%
AllianzGI Income & Growth	5.5%
PIMCO Mortgage Opportunities	5.1%
AllianzGI NFJ Mid-Cap Value	5.1%
AllianzGI U.S. Managed Volatility	5.0%
Other	53.7%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,069.40	$1,067.80	$1,071.20	$1,071.80	$1,069.50
Expenses Paid During Period	$1.81	$3.61	$0.26	$—	$1.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,023.19	$1,021.44	$1,024.68	$1,024.93	$1,023.44
Expenses Paid During Period	$1.77	$3.53	$0.25	$—	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

30	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	31

Unaudited

AllianzGI Retirement 2050 Fund (formerly Allianz Global Investors Solutions 2050 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2050 Fund (the “Fund”) returned 7.75% outperforming the Dow Jones Real Return 2050 Index (the “benchmark index”) which returned 7.53%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period ended May 31, 2013, the Fund held overweight positions in US small-cap equities, US and non-US fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in US large-cap and non-US equities, including emerging markets and in real return assets, including real estate and commodities as well as in intermediate-term TIPS.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap equities in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this

32	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund (formerly Allianz Global Investors Solutions 2050 Fund) (cont’d)

sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	7.75%	18.33%	14.47%
AllianzGI Retirement 2050 Fund Class A (adjusted)	1.82%	11.82%	13.01%
AllianzGI Retirement 2050 Fund Class C	7.35%	17.29%	13.64%
AllianzGI Retirement 2050 Fund Class C (adjusted)	6.35%	16.29%	13.64%
AllianzGI Retirement 2050 Fund Class D	7.68%	18.12%	14.43%
AllianzGI Retirement 2050 Fund Class R	7.56%	17.93%	14.18%
AllianzGI Retirement 2050 Fund Class P	7.92%	18.62%	14.78%
AllianzGI Retirement 2050 Fund Class R6	7.97%	18.73%	14.89%
AllianzGI Retirement 2050 Fund Administrative Class	7.83%	18.30%	14.56%
Dow Jones Real Return 2050 Index	7.53%	18.77%	13.90%
Lipper Mixed-Asset Target 2050+ Funds Average	11.33%	22.60%	14.44%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.43% for Class A shares, 2.18% for Class C shares, 1.43% for Class D shares, 1.68% for Class R shares, 1.03% for Class P shares, 0.93% for Class R6 shares and 1.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

The Dow Jones Real Return 2050 Index inception date was 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

Semiannual Report	| May 31, 2013	33

Unaudited

AllianzGI Retirement 2050 Fund (formerly Allianz Global Investors Solutions 2050 Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

AllianzGI NFJ International Value	7.0%
AllianzGI NFJ Dividend Value	6.6%
AllianzGI Income & Growth	6.0%
AllianzGI International Small-Cap	6.0%
AllianzGI NFJ Global Dividend Value	6.0%
AllianzGI U.S. Managed Volatility	5.5%
AllianzGI Disciplined Equity	5.0%
PIMCO Floating Income	4.5%
Other	52.4%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,077.50	$1,073.50	$1,076.80	$1,075.60	$1,079.20	$1,079.70	$1,078.30
Expenses Paid During Period	$1.45	$5.32	$1.97	$3.26	$—	$—	$1.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,023.54	$1,019.80	$1,023.04	$1,021.79	$1,024.93	$1,024.93	$1,023.78
Expenses Paid During Period	$1.41	$5.19	$1.92	$3.18	$—	$—	$1.16

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.28% for Class A, 1.03% for Class C, 0.38% for Class D, 0.63% for Class R, 0.00% for Class P, 0.00% for Class R6 and 0.23% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

34	May 31, 2013 |	Semiannual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

Semiannual Report	| May 31, 2013	35

Unaudited

AllianzGI Retirement 2055 Fund (formerly Allianz Global Investors Solutions 2055 Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement 2055 Fund (the “Fund”) returned 7.79% underperforming the Dow Jones Real Return 40+ Index (the “benchmark index”) which returned 7.82%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions in US and non-US small-cap equities and US and non-US fixed-income assets. The Fund held underweights in US and non-US large- cap, emerging markets equities and in real return assets, including real estate and commodities as well as in intermediate-term Treasury inflation protected securities (TIPS).

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this

36	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund (formerly Allianz Global Investors Solutions 2055 Fund) (cont’d)

sector. For the quarter, the S&P United States Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	7.79%	18.37%	16.05%
AllianzGI Retirement 2055 Fund Class A (adjusted)	1.87%	11.86%	11.60%
AllianzGI Retirement 2055 Fund Class R	7.60%	18.04%	15.66%
AllianzGI Retirement 2055 Fund Class P	7.91%	18.76%	16.43%
AllianzGI Retirement 2055 Fund Class R6	8.03%	18.89%	16.52%
AllianzGI Retirement 2055 Fund Administrative Class	7.76%	18.39%	16.07%
Dow Jones Real Return 40+ Index	7.82%	19.23%	16.09%
Lipper Mixed-Asset Target 2050+ Funds Average	11.33%	22.60%	17.61%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.43% for Class A shares, 1.68% for Class R shares, 1.03% for Class P shares, 0.93% for Class R6 shares and 1.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	37

Unaudited

AllianzGI Retirement 2055 Fund (formerly Allianz Global Investors Solutions 2055 Fund) (cont’d)

Cumulative Return Through May 31, 2013

Fund Allocation (as of May 31, 2013)

AllianzGI NFJ International Value	7.0%
AllianzGI NFJ Dividend Value	6.6%
AllianzGI Income & Growth	6.0%
AllianzGI International Small-Cap	6.0%
AllianzGI NFJ Global Dividend Value	6.0%
AllianzGI NFJ Mid-Cap Value	5.6%
AllianzGI U.S. Managed Volatility	5.5%
AllianzGI Disciplined Equity	5.0%
Other	51.5%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,077.90	$1,076.00	$1,079.10	$1,080.30	$1,077.60
Expenses Paid During Period	$1.50	$3.31	$—	$—	$1.24

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,023.49	$1,021.74	$1,024.93	$1,024.93	$1,023.73
Expenses Paid During Period	$1.46	$3.23	$—	$—	$1.21

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.29% for Class A, 0.64% for Class R, 0.00% for Class P, 0.00% for Class R6 and 0.24% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

38	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	39

Unaudited

AllianzGI Retirement Income Fund (formerly Allianz Global Investors Solutions Retirement Income Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned 1.74% outperforming the Dow Jones Real Return Today Index (the “benchmark index”) which returned -0.48%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions in US small-cap equities, US and non-US fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in US large- cap and non-US equities, including emerging markets and in real return assets, including real estate and commodities as well as in intermediate-term TIPS.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this sector. For the quarter, the S&P United States

40	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Retirement Income Fund (formerly Allianz Global Investors Solutions Retirement Income Fund) (cont’d)

Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	1.74%	7.68%	10.14%
AllianzGI Retirement Income Fund Class A (adjusted)	–3.86%	1.75%	8.74%
AllianzGI Retirement Income Fund Class C	1.39%	6.86%	9.34%
AllianzGI Retirement Income Fund Class C (adjusted)	0.40%	5.86%	9.34%
AllianzGI Retirement Income Fund Class D	1.74%	7.62%	10.11%
AllianzGI Retirement Income Fund Class R	1.57%	7.32%	9.84%
AllianzGI Retirement Income Fund Class P	1.88%	8.05%	10.43%
AllianzGI Retirement Income Fund Class R6	1.97%	8.10%	10.53%
AllianzGI Retirement Income Fund Administrative Class	1.82%	7.74%	10.21%
Dow Jones Real Return Today Index	–0.48%	4.87%	9.38%
Lipper Mixed-Asset Target Today Funds Average	2.62%	7.84%	9.08%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.40% for Class R shares, 0.75% for Class P shares, 0.65% for Class R6 shares and 1.00% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	41

Unaudited

AllianzGI Retirement Income Fund (formerly Allianz Global Investors Solutions Retirement Income Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

PIMCO Real Return	29.9%
PIMCO Income	10.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	7.6%
PIMCO Mortgage Opportunities	7.1%
PIMCO Short-Term	7.1%
AllianzGI Income & Growth	4.0%
Wells Fargo Advantage Short-Term High Yield Bond	3.5%
AllianzGI NFJ Dividend Value	3.5%
Other	26.7%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.40	$1,013.90	$1,017.40	$1,015.70	$1,018.80	$1,019.70	$1,018.20
Expenses Paid During Period	$1.96	$5.72	$2.46	$3.72	$0.45	$—	$1.71

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.99	$1,019.25	$1,022.49	$1,021.24	$1,024.48	$1,024.93	$1,023.24
Expenses Paid During Period	$1.97	$5.74	$2.47	$3.73	$0.45	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.49% for Class D, 0.74% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

42	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	43

Unaudited

AllianzGI Global Allocation Fund (formerly Allianz Global Investors Solutions Global Allocation Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 6.33% underperforming the 60% MSCI All Country World/ 40% Barclays US Aggregate Index (the “benchmark index”) which returned 6.48%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held a small overweight position in US and non-US small-cap equities and US and non-US fixed-income assets. Treasury inflation protected securities (TIPS). The fund had off benchmark exposure in US and non-US Small Cap, Treasury inflation protected securities (TIPS) and in real return assets, including real estate and commodities. The Fund held underweights in US and non-US large- cap and emerging markets equities.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward

44	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (formerly Allianz Global Investors Solutions Global Allocation Fund) (cont’d)

global REITs detracted from performance in this sector. For the quarter, the S&P United States Property

Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus,

should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	6.33%	15.44%	4.45%	6.90%	5.99%
AllianzGI Global Allocation Fund Class A (adjusted)	0.48%	9.09%	3.27%	6.30%	5.58%
AllianzGI Global Allocation Fund Class B	5.87%	14.59%	3.69%	6.35%	5.61%
AllianzGI Global Allocation Fund Class B (adjusted)	0.87%	9.59%	3.34%	6.35%	5.61%
AllianzGI Global Allocation Fund Class C	5.86%	14.60%	3.67%	6.10%	5.20%
AllianzGI Global Allocation Fund Class C (adjusted)	4.86%	13.60%	3.67%	6.10%	5.20%
AllianzGI Global Allocation Fund Class D	6.25%	15.43%	4.44%	6.91%	5.99%
AllianzGI Global Allocation Fund Class R	6.15%	15.27%	4.20%	6.66%	5.73%
AllianzGI Global Allocation Fund Class P	6.33%	15.64%	4.65%	7.13%	6.20%
AllianzGI Global Allocation Fund Institutional Class	6.35%	15.81%	4.80%	7.33%	6.47%
AllianzGI Global Allocation Fund Administrative Class	6.29%	15.53%	4.50%	6.97%	6.05%
MSCI All Country World Index	11.72%	26.01%	1.16%	8.11%	5.24%
60% MSCI AC World Index, 40% Barclays U.S. Aggregate Index	6.48%	15.41%	3.43%	7.08%	5.72%
Barclays U.S. Aggregate Index	–1.05%	0.91%	5.50%	4.66%	5.46%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	7.75%	15.68%	4.26%	6.17%	5.31%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 2.11% for Class A shares, 2.82% for Class B shares, 2.84% for Class C shares, 2.06% for Class D shares, 2.29% for Class R shares, 2.10% for Class P shares, 1.87% for Institutional Class shares and 2.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.13% for Class A shares, 1.84% for Class B shares, 1.86% for Class C shares, 1.08% for Class D shares, 1.29% for Class R shares, 0.89% for Class P shares, 0.89% for Institutional Class shares and 1.14% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	45

Unaudited

AllianzGI Global Allocation Fund (formerly Allianz Global Investors Solutions Global Allocation Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

PIMCO Income	10.1%
AllianzGI NFJ International Value	8.4%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	7.0%
PIMCO Floating Income	6.5%
PIMCO Mortgage Opportunities	6.1%
AllianzGI NFJ Global Dividend Value	5.5%
PIMCO Short-Term	4.0%
AllianzGI NFJ Dividend Value	4.0%
Other	48.2%
Cash & Equivalents — Net	0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,063.30	$1,058.70	$1,058.60	$1,062.50	$1,061.50	$1,063.30	$1,063.50	$1,062.90
Expenses Paid During Period	$2.16	$5.95	$5.95	$2.16	$3.24	$1.18	$0.82	$2.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.84	$1,019.15	$1,019.15	$1,022.84	$1,021.79	$1,023.78	$1,024.13	$1,022.89
Expenses Paid During Period	$2.12	$5.84	$5.84	$2.12	$3.18	$1.16	$0.81	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.16% for Class B, 1.16% for Class C, 0.42% for Class D, 0.63% for Class R, 0.23% for Class P, 0.16% for Institutional Class and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

46	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	47

Unaudited

AllianzGI Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Global Growth Allocation Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by the Allianz Global Investors US Multi Asset Group.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Global Growth Allocation Fund (the “Fund”) returned 8.70% underperforming the MSCI All Country World Index (the “benchmark index”) which returned 11.72%.

What Happened

For the six months ended May 31, 2013, the dominant theme for global market returns has been central bank policy. Quantitative Easing (QE) has gone global and is the single most dominant force in global markets. Turning from QE to the fundamentals of economic growth and earnings, in the US, the economy continued to grow, albeit at a slower pace than initially expected, with first quarter GDP expanding at 2.4%. In Europe, the struggle for growth remains a persistent theme, which has forced the European Central Bank (ECB) to take more unconventional policy actions including, in early May, raising the prospect of introducing negative interest rates on deposits at the ECB. Further evidence of a slowdown in emerging markets, mainly the BRICs, continued to trickle in during the period.

During the past six months, there have been three major market-moving events. First, the most radical quantitative easing experiment to date was announced and then implemented in Japan following the election of Shinzo Abe to Prime Minister in December. A second new theme is the uncertainty surrounding the timing and size of the Federal Reserve’s (the “Fed’s”) beginning of the end of QE, the so-called “taper,” when the Fed reduces its monthly bond purchases from its current rate of $85 billion. Third, on the fiscal front in the US, the threat of a sequester and fear of a government shutdown ended with the sequester slowing government spending while tax revenues are up in a growing (even if slowly) economy, producing a rapidly improving fiscal position. The US federal deficit is now on track to decline from more than 10% of GDP to around 4% of GDP by the end of the fiscal year (based on Congressional Budget Office projections).

Quantitative easing around the world drove risk asset returns in the developed world. For the period, equities returned 47.7% in Japan, 16.5% in the US and 13.3% in Europe (all equity returns based on MSCI indexes, local currency). The link between central bank asset purchases and equity performance has strengthened significantly since quantitative easing was first initiated: in the US, since November 2008, the correlation between the Fed’s balance sheet and the S&P 500 Index is over .90 (whereas in the five years leading up to the financial crisis, the correlation is less than 0.2).

The questions surrounding the taper—both when and how quickly the Fed will put the brakes on asset purchases—also resulted in higher volatility across asset markets for the period, while core fixed income generally sold off toward the end of the period and equities rallied. Within fixed income, high yield and convertibles stand out as exceptions returning 5.50% and 14.57% for the period, respectively. US Treasuries suffered as the 10-year yield increased from a low of 1.59% on December 6, 2012 to an intraday high of 2.23% on May 29, 2013—a pronounced move given that that the yield had remained well below 2 percent since April 2012.

When interpreting economic evidence through the prism of the taper, not only is good economic data good for equity returns but bad economic data has also been good news for developed market equities—when it signifies that the Fed will continue to provide liquidity to markets for longer. For most of the rest of the world in equity and commodity markets returns were flat to down. Emerging market equities returned 1.5%. The broad commodity futures were down 8.5% in the period with precious metals suffering the biggest decline, down 22.8% and gold futures down 18.9% (returns based on DJ UBS Commodity Index, Sub Precious Metals Index and Gold Index).

Portfolio Review

During the six month period, and relative to its benchmark index, the Fund held overweight positions had off benchmark exposure in US and non-US small-cap equities and US and non-US fixed-income assets, US and non-US fixed-income assets and in real return assets, including real estate and commodities. The Fund held underweights in US and non-US large-cap and emerging markets.

In the return generating part of portfolio, the equity holdings underperformed their benchmark. This was mostly due to underperformance in large cap equities as a result of both allocation and fund selection effects. The Fund was underweight US large cap in a period in which the Russell 1000 Index returned 16.68%. Selection effects in US small cap also detracted. Positive fund selection in international equities and emerging markets contributed to performance, helping to offset the negative effect from being underweight those sectors. Exposure to underlying funds implementing managed volatility strategies was a contributor to performance during the period as well.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed the fixed income benchmark mainly due to fund selection and an overweight in agency and non-agency mortgage backed securities. The PIMCO Income Fund was up 6.58% in the period, with an excess return of 7.63% percentage points versus the Barclays US Aggregate Bond Index. A large allocation to the PIMCO Income Fund as well as the PIMCO Mortgage Opportunities Fund enabled the portfolios to gain exposure to the recovery in the housing market in the US and was part of the rationale for the underweight in equities.

The TIPS portion of the fixed income portfolio also contributed to performance due to asset allocation—a large underweight to intermediate term TIPS—and fund selection. Within the Fixed Income universe, TIPS overall underperformed Treasuries as the Barclays US Treasury US TIPS TR Index returned -4.57% versus the Barclays Aggregate Bond Treasury TR Index which was down 1.05%.

The Fund outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down 8.49% (based on the DJ UBS Commodity Total Return Index) for the period and positive fund selection.

In real estate, the Fund underperformed its benchmark. Fund selection and a tilt toward global REITs detracted from performance in this sector. For the quarter, the S&P United States

48	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Global Growth Allocation Fund) (cont’d)

Property Index outperformed the S&P Europe Property Index by more than 4%.

Outlook

Economic theory tells us that 10-year treasury yields will, in time, match long-term nominal GDP, at around 4% given the Fed’s 2% target inflation. However, the paths to get there and the timing remain uncertain. One virtuous path entails global growth accelerating and economic data steadily improving. The other path is dominated by eroding pricing power and a lack of improvement in the labor market. Both paths will lead to higher interest rates. But the first would be associated with good returns in equities while the second would be associated with equity losses.

More broadly, we are either experiencing the great rotation into equity market outperformance and global growth or the early stages of another global slowdown. An expansion in global growth would be led by the US and emerging markets and would be associated with a recovery in Europe and an escape from deflation in Japan. In such a scenario, we would expect earnings to grow and valuations to continue to improve.

Chairman Bernanke, in particular, has stated that the risks to taking stimulus out of the economy too soon outweigh the risks of keeping quantitative easing in place too long. Thus, should the global economy slow, the Fed, along with other developed country central banks will likely err on the side of maintaining low to negative real rates.

If evidence mounts that suggests that the world is healing and growth is accelerating, we are prepared to systematically add to risk assets, targeting those with the most attractive valuations. We are positioned to be liquidity suppliers. The portfolios are overweight high-quality dividend-paying stocks, overweight US stocks and remain underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All of the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Global Growth Allocation Fund Class A	8.70%	19.91%	15.78%
AllianzGI Global Growth Allocation Fund Class A (adjusted)	2.72%	13.32%	14.19%
AllianzGI Global Growth Allocation Fund Class C	8.24%	19.00%	14.94%
AllianzGI Global Growth Allocation Fund Class C (adjusted)	7.24%	18.00%	14.94%
AllianzGI Global Growth Allocation Fund Class D	8.71%	19.90%	15.80%
AllianzGI Global Growth Allocation Fund Class R	8.54%	19.64%	15.51%
AllianzGI Global Growth Allocation Fund Class P	8.79%	20.12%	16.01%
AllianzGI Global Growth Allocation Fund Institutional Class	8.84%	20.27%	16.14%
AllianzGI Global Growth Allocation Fund Administrative Class	8.74%	19.97%	15.85%
MSCI AC World Index	11.72%	26.01%	15.85%
Lipper Global Flexible Port Fund Average	5.82%	14.00%	11.92%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 4.98% for Class A shares, 5.51% for Class C shares, 4.81% for Class D shares, 5.02% for Class R shares, 4.53% for Class P shares, 4.70% for Institutional Class shares and 4.68% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.04% for Class C shares, 1.26% for Class D shares, 1.49% for Class R shares, 1.09% for Class P shares, 0.99% for Institutional Class shares and 1.24% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

Semiannual Report	| May 31, 2013	49

Unaudited

AllianzGI Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Global Growth Allocation Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Fund Allocation (as of May 31, 2013)

AllianzGI U.S. Managed Volatility	7.0%
PIMCO Floating Income	6.1%
AllianzGI Behavioral Advantage Large Cap	6.0%
AllianzGI NFJ International Value	6.0%
AllianzGI Emerging Markets Opportunities	5.9%
AllianzGI NFJ Small-Cap Value	5.6%
PIMCO International StocksPLUS AR Strategy (U.S. Dollar-Hedged)	4.9%
ING Global Real Estate	4.6%
Other	53.0%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,087.00	$1,082.40	$1,087.10	$1,085.40	$1,087.90	$1,088.40	$1,087.40
Expenses Paid During Period	$2.08	$6.13	$2.08	$3.28	$1.20	$0.68	$1.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.94	$1,019.05	$1,022.94	$1,021.79	$1,023.78	$1,024.28	$1,023.04
Expenses Paid During Period	$2.02	$5.94	$2.02	$3.18	$1.16	$0.66	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.18% for Class C, 0.40% for Class D, 0.63% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

50	May 31, 2013 |	Semiannual Report

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Semiannual Report	| May 31, 2013	51

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (formerly Allianz F&T Behavioral Advantage Large Cap Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by Russell Fuller, CFA, PhD, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) returned 17.11% outperforming the S&P 500 Index (the “benchmark index”) which returned 16.43%.

The final days of 2012 were marked by a lack of clarity regarding a compromise solution to avoid falling over the “fiscal cliff,” a combination of spending cuts and tax increases that would take effect at the beginning of 2013. However, with a resolution to the fiscal cliff having been reached to start 2013, stock prices surged as investors also overcame global economic growth concerns, which included worries brought on by austerity and inflation concerns in Europe and China, respectively. Equity markets were also buoyed by the Federal Reserve’s continued stimulus program in purchasing $85 billion per month in Treasury bonds and mortgage-backed securities which kept interest rates low. This helped not only corporations borrow more cheaply, but it also spurred the domestic housing market as major metropolitan areas experienced marked home price increases on a year-over-year basis. Also bolstering the attractiveness of stocks were the low yields on bonds. Yields did increase towards the end of the period, however, as remarks from Federal Reserve members suggested that asset purchases could begin to wind down with improved employment conditions and signs of increased inflation risk.

While the economic landscape in the US favored stocks, fears related to the dismantling of the Euro currency were raised again in March when Cyprus cut the value of bank depositors’ accounts in order to comply with the terms of a bailout from euro-zone members and the International Monetary Fund. In light of the issues facing euro-zone members, steady global commodity prices in the form of falling copper and flat oil prices helped to create a stable cost environment and ease inflation concerns.

All ten sectors in the benchmark index generated positive returns during the reporting period. Financials was the best performing sector due, in part, to greater mortgage demand from an improved housing market and the increased likelihood of higher loan profitability due to the growing possibility of increased longer-term lending rates over shorter-term deposit rates. Telecommunication Services and Utilities were the worst performing sectors as investors rotated away from defensive sectors later in the period.

Stock selection was the main driver of performance during the period with sector allocation also contributing positively to relative performance. Driving results was positive stock selection among Information Technology, Industrial, and Energy stocks. Negative stock selection was generated in the Consumer Discretionary, Consumer Staples, and Financials sectors. Helping results from a sector allocation perspective was an underweight allocation to Utilities and overweight allocations to both the Consumer Discretionary and Health Care sectors. Detracting from performance was an underweight allocation to Financials while an overweight to the Telecommunication Services sector was also a slight detractor.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Behavioral Advantage Large Cap Fund Class A	17.11%	26.90%	26.04%
AllianzGI Behavioral Advantage Large Cap Fund Class A (adjusted)	10.66%	19.92%	21.98%
AllianzGI Behavioral Advantage Large Cap Fund Class C	16.69%	25.95%	25.08%
AllianzGI Behavioral Advantage Large Cap Fund Class C (adjusted)	15.69%	24.95%	25.08%
AllianzGI Behavioral Advantage Large Cap Fund Class D	17.08%	26.88%	26.03%
AllianzGI Behavioral Advantage Large Cap Fund Class P	17.20%	27.20%	26.32%
AllianzGI Behavioral Advantage Large Cap Fund Institutional Class	17.31%	27.30%	26.45%
S&P 500 Index	16.43%	27.28%	22.97%
Lipper Multi-Cap Core Fund Average	16.84%	27.62%	18.17%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 2.76% for Class A shares, 3.62% for Class C shares, 2.61% for Class D shares, 2.38% for Class P shares and 2.32% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.83% for Class A shares, 1.57% for Class C shares, 0.81% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

52	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (formerly Allianz F&T Behavioral Advantage Large Cap Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Oil, Gas & Consumable Fuels	9.6%
Insurance	5.8%
Pharmaceuticals	5.2%
Specialty Retail	4.6%
IT Services	4.1%
Food & Staples Retailing	3.8%
Software	3.8%
Media	3.6%
Other	59.2%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,171.10	$1,166.90	$1,170.80	$1,172.00	$1,173.10
Expenses Paid During Period	$4.66	$8.75	$4.71	$3.52	$2.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.64	$1,016.85	$1,020.59	$1,021.69	$1,022.19
Expenses Paid During Period	$4.33	$8.15	$4.38	$3.28	$2.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.86% for Class A, 1.62% for Class C, 0.87% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	53

Unaudited

AllianzGI China Equity Fund (formerly Allianz RCM China Equity Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by Christina Chung, CFA, CMA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned 4.40% outperforming the MSCI China Index (the “benchmark index”) which returned 0.31%.

The relative outperformance was largely attributed to positive stock selection, with particular strengths from the industrials and materials sectors. In contrast, stock selection in information technology and financials had been the areas of weakness and detracted from performance. However, our relative overweight in the information technology sector had partially offset the negative attribution from stock selection in the sector. One of our stock picks in the industrial sector (an environmental protection company) continued to add to relative performance, driven by an acceleration of new projects given the increased attention to the pollution problem in China. The materials sector contributed positively to relative performance in part because of our stock positioning in the high speed steel manufacturing industry. On the negative side, the information technology sector detracted from relative performance for the period in part because of our position in an IT services provider whose share price was undermined by PC weakness. However, we believe consumer sentiment could improve by mid-2013 along with somewhat better PC demand to propel H2/2013 growth. Within the financials sector, our holdings in the real estate and insurance industries were amongst the largest detractors to performance.

The China equity market consolidated in the first quarter of 2013 and again in May amidst looming worries over China’s growth recovery as well as the absence of economic reform drivers. Investors were disappointed by the lower-than-expected GDP of 7.7% annual rate of growth in the first quarter of 2013. Then in May, the flash HSBC Purchasing Managers’ Index (PMI) fell 0.8 percentage points to 49.6, back into the contractionary zone for the first time in seven months. This triggered concerns over China’s economic recovery. In addition, the lack of news flow on reform initiatives triggered some short-term selling during the first quarter as the market had built in expectations of reform measures to be initiated by the new leaders in China. This month, Premier Li reiterated China’s reform agenda, but more details of the reform measures might not be announced until the third plenary session of the Central Committee, which would take place in October.

Following the release of a series of weak macroeconomic data from China, economic growth expectations for China have been revised downward. This has triggered renewed concerns over a potential economic ‘hard landing’ in China. We believe that the concerns are overdone and China equities have built in much of the concerns as reflected by the market’s low valuation. As such, we maintain our view that the market downside risk is limited. Expectations of economic reform initiatives over the next few months should help to drive share price recovery over the course of the year.

During the first half of 2013, earnings results are likely to continue to present a mixed picture. On the negative side, following the strong performance of many Chinese small cap stocks, share prices are vulnerable to correction particularly with potential risk of earnings disappointments. As such, we remain selective in small/mid cap exposure focusing on those with low valuations and medium-term growth prospects.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI China Equity Fund Class A	4.40%	16.10%	5.96%
AllianzGI China Equity Fund Class A (adjusted)	–1.34%	9.72%	3.97%
AllianzGI China Equity Fund Class C	4.03%	15.22%	5.24%
AllianzGI China Equity Fund Class C (adjusted)	3.03%	14.22%	5.24%
AllianzGI China Equity Fund Class D	4.46%	16.06%	6.03%
AllianzGI China Equity Fund Class P	4.54%	16.35%	6.29%
AllianzGI China Equity Fund Institutional Class	4.54%	16.41%	6.38%
MSCI China Index	0.31%	15.39%	3.75%
Lipper China Region Funds Average	6.76%	19.56%	6.18%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 6.54% for Class A shares, 8.46% for Class C shares, 16.67% for Class D shares, 5.74% for Class P shares and 6.19% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.73% for Class A shares, 2.56% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

54	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI China Equity Fund (formerly Allianz RCM China Equity Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Commercial Banks	18.4%
Oil, Gas & Consumable Fuels	10.4%
Real Estate Management & Development	6.7%
Commercial Services & Supplies	6.5%
Insurance	6.2%
Internet Software & Services	5.7%
Specialty Retail	4.9%
Wireless Telecommunication Services	4.7%
Other	33.1%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,044.00	$1,040.30	$1,044.60	$1,045.40	$1,045.40
Expenses Paid During Period	$8.82	$13.02	$9.02	$7.70	$7.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,016.31	$1,012.17	$1,016.11	$1,017.40	$1,017.70
Expenses Paid During Period	$8.70	$12.84	$8.90	$7.59	$7.29

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.73% for Class A, 2.56 % for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	55

Unaudited

AllianzGI Convertible Fund (formerly Allianz AGIC Convertible Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Justin Kass, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Convertible Fund (the “Fund”) returned 15.36% outperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”) which returned 14.57%.

The convertible market was higher over the reporting period.

During the reporting period, convertible bonds benefited from both credit-spread tightening and higher equity prices. The primary reason for continued credit improvement was, and is, the lack of credit risk. Solid balance sheets were confirmed in the reporting season. The new-issue corporate-bond market produced a lower semi-annual interest-expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helps eliminate near-term amortization risk in the market. A consistently accommodative global monetary policy has continued to offset any headline macroeconomic softness.

Other positive factors affecting the convertible-bond market included a rebound in housing as well as growth in domestic-energy exploration and production. On the negative side, reported revenue and earnings growth slowed in the second half of 2012. However, this did not materially affect balance-sheet integrity or corporate profits among the majority of issuers.

Against this backdrop, non-investment-grade issuers outperformed investment-grade issuers during the reporting period, while total-return convertibles outperformed yield or busted categories.

New convertible issuance increased significantly during the reporting period and totaled approximately $18.0 billion in proceeds thus far in 2013. Unlike in recent years, many of the issuers in the period were companies that were accessing capital for growth, which may lead to improving fundamentals.

Performance

The Fund rallied with the market during the reporting period. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Fund’s issuers exceeded earnings expectations, which helped contribute to absolute and relative performance.

Sector allocations that helped relative performance in the period included Consumer Discretionary, Industrials and Materials. An overweight and positive security selection in the Consumer Discretionary sector was beneficial, while stronger issue-specific performance within the Industrials sector had a positive impact on a relative basis. In addition, the fund benefited from being underweight Materials, and to a lesser extent, avoiding poor-performing issuers within the sector.

In contrast, the Fund’s Healthcare, Transportation and Energy exposure weighed on relative performance in the reporting period. In particular, negative security selection within the Healthcare sector detracted, while an underweight in Energy and weaker returns from individual issues hindered performance on a relative basis. In addition, lower issuer-specific performance in Transportation more than offset any benefit from the sector overweight.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	15.36%	23.96%	8.08%	10.06%	10.47%
AllianzGI Convertible Fund Class A (adjusted)	9.02%	17.14%	6.86%	9.44%	10.16%
AllianzGI Convertible Fund Class C	14.94%	23.05%	7.29%	9.25%	9.65%
AllianzGI Convertible Fund Class C (adjusted)	13.94%	22.05%	7.29%	9.25%	9.65%
AllianzGI Convertible Fund Class D	15.34%	23.90%	8.08%	10.06%	10.47%
AllianzGI Convertible Fund Class R	15.19%	23.52%	7.80%	9.78%	10.19%
AllianzGI Convertible Fund Class P	15.49%	24.24%	8.30%	10.29%	10.70%
AllianzGI Convertible Fund Institutional Class	15.58%	24.42%	8.42%	10.41%	10.82%
AllianzGI Convertible Fund Administrative Class	15.42%	24.11%	8.12%	10.08%	10.48%
BofA Merrill Lynch All Convertibles Index	14.57%	23.52%	6.34%	7.21%	8.15%
Lipper Conv. Securities Fund Average	12.96%	20.37%	4.66%	6.84%	8.51%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.01% for Class A shares, 1.76% for Class C shares, 1.06% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.67% for Institutional Class shares and 0.92% for Administrative Class shares. The ratio for Class P shares does not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratio net of this reduction is 0.80% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

56	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (formerly Allianz AGIC Convertible Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Semiconductors	6.6%
Oil & Gas	6.3%
Biotechnology	5.8%
Insurance	5.7%
Pharmaceuticals	5.3%
Internet	5.2%
Real Estate Investment Trust	4.7%
Commercial Services	4.5%
Other	53.7%
Cash & Equivalents — Net	2.2%

Moody’s Ratings* (as of May 31, 2013)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,153.60	$1,149.40	$1,153.40	$1,151.90	$1,154.90	$1,155.80	$1,154.20
Expenses Paid During Period	$5.10	$9.06	$5.48	$7.35	$3.98	$3.44	$4.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.19	$1,016.50	$1,019.85	$1,018.10	$1,021.24	$1,021.74	$1,020.34
Expenses Paid During Period	$4.78	$8.50	$5.14	$6.89	$3.73	$3.23	$4.63

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.69% for Class C, 1.02% for Class D, 1.37% for Class R, 0.74% for Class P, 0.64% for Institutional Class and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	57

Unaudited

AllianzGI Disciplined Equity Fund (formerly Allianz RCM Disciplined Equity Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by Seung H. Minn, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Disciplined Equity Fund (the “Fund”) returned 12.13% underperforming the S&P 500 Index (the “benchmark index”) which returned 16.43%. Approximately 70% of the Fund’s underperformance during this period was due to stock selection while the remainder was attributable to our sector positioning.

The market environment over the most recent reporting period continued to be challenging for our strategy. With ongoing monetary support from global central banks and the sluggish economic recovery in the world’s major economies, we have found investors favoring the shares of defensive companies that pay high dividends. These companies do not fit our general investment profile, which is contrarian based with an emphasis on relative valuation. However, the outperformance of “defensives” has persisted for an unusually prolonged period and our analysis indicates that the valuation levels on many of these companies have likely expanded beyond sustainable levels.

Stock selection in the technology and energy sectors detracted from active returns during the six-month period ended May 31, 2013. In this period, some of the top detractors in technology were long-term holdings that have done well over our holding period but have fallen under recent pressure. We continually re-evaluate the investment theses in such cases and make position adjustments as needed. In many cases, we see these issues as temporary and believe these stocks should appreciate as conditions in their respective markets improve and/or execution issues are resolved. In energy, we believe our top holdings in the sector have varied secular growth drivers not appreciated by the market in this latest period. We continue to have conviction that our holdings will eventually be rewarded for the fundamental drivers supporting our investment.

On the positive side, stock selection in financials and consumer staples helped relative performance. Our holdings in the asset management segment were especially strong amid the strength in equity markets and solid business execution. In consumer staples, we avoided several of the poorest sector performers which we considered to be relatively expensive and instead picked stocks whose relative valuation and fundamentals were more attractive to the market in this period.

On a sector allocation basis, the Fund’s underweights in financials and consumer discretionary as well as an overweight in materials detracted from relative returns. Conversely, underweighting utilities and consumer staples helped returns. On balance, the impact of sector allocation was negative.

The disciplined implementation of our contrarian philosophy is a key component of our strategy to outperform over the long-term and through various market environments. However, in the recent environment, our valuation-based investment process has been challenged. What we consider to be over-valued has continued to out-pace what we consider to be under-valued. Therefore, our process of trimming and selling over-valued stocks, and re-investing in under-valued stocks has been out-of-favor, and thus, a strong headwind condition.

In this current regime we have re-evaluated and improved certain aspects of our valuation work, but continue to have conviction in our investment philosophy and process. We believe the Fund stands to perform strongly as the economic and political situations in the US and abroad continue to stabilize. In fact, we were very encouraged to see growing optimism on global growth prospects reflected in the outperformance of some cyclical sectors such as industrials, energy, and technology later in the period.

In time, we see the market returning to a more normal environment in which company’s demonstrating fundamental improvements should be rewarded. However, risks are still present such as uncertainty regarding the full impact of federal spending cuts in the US as well as stalled policy or economic progress in Europe and Asia.

In the coming months, we will continue to adhere to our investment process and remain focused on identifying undervalued companies undergoing positive change.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Disciplined Equity Fund Class A	12.13%	20.75%	6.90%
AllianzGI Disciplined Equity Fund Class A (adjusted)	5.96%	14.11%	5.67%
AllianzGI Disciplined Equity Fund Class C	11.68%	19.79%	6.10%
AllianzGI Disciplined Equity Fund Class C (adjusted)	10.68%	18.79%	6.10%
AllianzGI Disciplined Equity Fund Class D	12.11%	20.74%	6.90%
AllianzGI Disciplined Equity Fund Class P	12.21%	20.92%	7.13%
AllianzGI Disciplined Equity Fund Institutional Class	12.28%	21.00%	7.23%
S&P 500 Index	16.43%	27.28%	8.63%
Lipper Large-Cap Core Fund Average	16.05%	26.82%	6.64%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.21% for Class C shares, 4.88% for Class D shares, 1.26% for Class P shares and 1.09% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.79% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

58	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Disciplined Equity Fund (formerly Allianz RCM Disciplined Equity Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Oil, Gas & Consumable Fuels	8.0%
Energy Equipment & Services	6.0%
Pharmaceuticals	5.9%
Software	5.8%
Computers & Peripherals	5.5%
Aerospace & Defense	5.4%
Commercial Banks	5.1%
Capital Markets	5.0%
Other	50.9%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,121.30	$1,116.80	$1,121.10	$1,122.10	$1,122.80
Expenses Paid During Period	$5.02	$8.97	$5.02	$4.23	$3.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.19	$1,016.45	$1,020.19	$1,020.94	$1,021.44
Expenses Paid During Period	$4.78	$8.55	$4.78	$4.03	$3.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.80% for Class P and 0.70% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	59

Unaudited

AllianzGI Dynamic Emerging Multi-Asset Fund

From December 17, 2012 through May 31, 2013, as provided by Stefan Nixel, CFA, Portfolio Manager.

Portfolio Insights

For the period from inception on December 17, 2012 through May 31, 2013, Class A shares at NAV of the AllianzGI Dynamic Emerging Multi Asset Fund (the “Fund”) returned -5.47% underperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned -1.94% since the Fund’s inception.

Returns of emerging market equities and emerging market fixed income came under pressure during the first five months of 2013 due to concerns that the US Federal Reserve may begin tapering their easy monetary policy, growth in China may continue to slow, and news that the euro-zone GDP rate remains in negative territory, dropping -0.2% in the first quarter of the year. Global economic growth concerns continue to reduce demand for raw materials from export-driven emerging market economies resulting in the benchmark index falling -1.94%, the JPMorgan Emerging Market Bond Index dropping -2.89%, and the DJ UBS Commodity Index returning -6.97% since the inception of the Fund.

As of May 31, 2013 the Fund held 54% of the portfolio in Emerging Market Equities, and 46% in Emerging Market Fixed Income. The Fund does have the ability to invest in Commodities but due to our asset allocation analysis, the portfolio has reduced exposure from a 5% allocation at the beginning of the year down to 0%. In regards to Emerging Market equities the Fund currently gains exposure through Futures on the benchmark index and has taken active country weights through Futures with an overweight to Turkey, Brazil, China, and South Korea and an underweight to South Africa, Taiwan, and India.

Cumulative Total Return for the period ended May 31, 2013

Since Inception†
AllianzGI Dynamic Emerging Multi-Asset Fund Class A	–5.47%
AllianzGI Dynamic Emerging Multi-Asset Fund Class A (adjusted)	–10.67%
AllianzGI Dynamic Emerging Multi-Asset Fund Class C	–5.80%
AllianzGI Dynamic Emerging Multi-Asset Fund Class C (adjusted)	–6.74%
AllianzGI Dynamic Emerging Multi-Asset Fund Class D	–5.47%
AllianzGI Dynamic Emerging Multi-Asset Fund Class P	–5.40%
AllianzGI Dynamic Emerging Multi-Asset Fund Institutional Class	–5.40%
MSCI Emerging Markets Index	–1.94%
Lipper Global Flexible Port. Fund Average	3.90%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 7.28% for Class A shares, 8.03% for Class C shares, 7.28% for Class D shares, 7.13% for Class P shares and 7.03% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.53% for Class A shares, 2.28% for Class C shares, 1.53% for Class D shares, 1.38% for

Class P shares and 1.28% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

60	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Dynamic Emerging Multi-Asset Fund (cont’d)

Cumulative Returns Through May 31, 2013

Asset Allocation (as of May 31, 2013)

Mutual Funds	47.4%
Corporate Bonds	8.2%
Cash & Equivalents — Net	44.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/17/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$945.30	$942.00	$945.30	$946.00	$946.00
Expenses Paid During Period	$6.46	$9.74	$6.46	$5.81	$5.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.60	$1,013.86	$1,017.60	$1,018.35	$1,018.85
Expenses Paid During Period	$7.39	$11.15	$7.39	$6.64	$6.14
The Fund commenced operations on December 17, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2012. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.96 and $6.70, respectively, for Class A; $1,012.57 and $10.10, respectively, for Class C; $1,015.96 and $6.70, respectively, for Class D; $1,016.64 and $6.02, respectively, for Class P; and $1,017.09 and $5.56, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C, 1.47% for Class D, 1.32% for Class P and 1.22% for Institutional Class), multiplied by theaverage account value over the period, multiplied by 165/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2013	61

Unaudited

AllianzGI Global Managed Volatility Fund (formerly Allianz AGIC Global Managed Volatility Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Global Managed Volatility Fund (the “Fund”) returned 7.64% underperforming the MSCI World Index (the “benchmark index”) which returned 13.26%.

Market Environment

During the reporting period, developed market stocks performed well, posting positive results for six straight months. During this timeframe, investors reacted favorably to additional central bank easing policies coupled with the prospects of higher earnings growth.

Japan was the best benchmark index performer, with the country’s new Prime Minister Shinzo Abe making unprecedented efforts to boost the country’s competitiveness through monetary easing in an effort to help break the deflationary cycle. Within Europe, countries on the periphery, including Ireland, Sweden and Portugal were among the best performers. In the United States, stocks recorded at record highs, with the S&P 500 Index beating its previous October 2007 close. In statements, the Federal Reserve noted persistent “downside risks” and pledged exceptionally low interest rates until unemployment sinks below 6.5% or inflation breaks above 2.5%. Despite the positive performance, a mixed economic picture has presented itself, with disappointing consumer confidence and purchasing manager index results offsetting the rosy picture. The strong momentum from earlier in the reporting period began to fade at the end of May, particularly as investors digested the potential ramifications of a potential Federal Reserve tapering.

Sector performance was broad-based, with each of the ten benchmark index sectors reporting positive results. Consumer Discretionary, Health Care and Financials stocks were the biggest outperformers, while the Materials sector managed to eke out only a slight gain for the reporting period.

Volatility and market risk are increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued “risk on/risk off” periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance.

Performance driven by stock selection at both a sector and country level

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index over time.

The Fund’s performance relative to the benchmark index was primarily due to stock selection. During the reporting period, lower risk, higher quality stocks were initially rewarded with the Fund outperforming on a cumulative basis from the December to April time period. This phenomenon reversed sharply in May, whereby lower risk stocks with higher dividend yields underperformed by a wide margin in response to the Federal Reserve comments about reducing its quantitative easing program.

From a county perspective, the Fund’s more conservative stock selections in the United States, Canada and Hong Kong offset results given the higher risk payoff at the end of the reporting period. Conversely, underweight to the United Kingdom and Australia positively impacted results versus the benchmark index.

The primary sector detractor was Financials, due to returns which lagged the benchmark. Bottom-up selections in Utilities and Health Care sectors also lowered relative results for the reporting period. Meanwhile strong stock selection in Information Technology and an underweight allocation to the Energy sector added to relative results for the period.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Global Managed Volatility Fund Class A	7.64%	17.35%	13.21%
AllianzGI Global Managed Volatility Fund Class A (adjusted)	1.72%	10.90%	8.88%
AllianzGI Global Managed Volatility Fund Class C	7.22%	16.43%	12.34%
AllianzGI Global Managed Volatility Fund Class C (adjusted)	6.22%	15.43%	12.34%
AllianzGI Global Managed Volatility Fund Class D	7.66%	17.37%	13.22%
AllianzGI Global Managed Volatility Fund Class P	7.82%	17.60%	13.48%
AllianzGI Global Managed Volatility Fund Institutional Class	7.83%	17.75%	13.57%
MSCI World Index	13.26%	27.77%	22.52%
Lipper Global Multi-Cap Value Funds Average	14.88%	27.03%	16.71%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 2.55% for Class A shares, 3.20% for Class C shares, 2.44% for Class D shares, 2.27% for Class P shares and 2.30% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.63% for Class C shares, 0.88% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

62	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Global Managed Volatility Fund (formerly Allianz AGIC Global Managed Volatility Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

United States	54.2%
Canada	14.0%
Japan	11.5%
China	7.1%
Hong Kong	5.2%
Singapore	2.8%
Switzerland	1.7%
Israel	1.4%
Other	0.6%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,076.40	$1,072.20	$1,076.60	$1,078.20	$1,078.30
Expenses Paid During Period	$4.92	$8.63	$4.71	$3.63	$3.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.19	$1,016.60	$1,020.39	$1,021.44	$1,021.94
Expenses Paid During Period	$4.78	$8.40	$4.58	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.67% for Class C, 0.91% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	63

Unaudited

AllianzGI Global Water Fund (formerly Allianz RCM Global Water Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned 10.28% underperforming the S&P Global Water Index (the “benchmark index”) which returned 13.76%.

The beginning of 2013 was marked by a return of M&A speculation around private water utilities in the UK, underscoring the attractiveness of stable growing infrastructure assets in times of low yields from government bonds. Fund holdings United Utilities Group PLC and Pennon Group PLC both benefited from the news of an acquisition offer for UK water utility Severn Trent PLC.

Water monitoring and efficiency around water management and usage within industrial production continued to be an attractive theme. Over the period, we added exposure to this sector by establishing a new position in the Swiss market leader in water actuators, Belimo Holding

AG. The company expects growth in its major European markets in 2013, even as the financial crisis limits government spending.

Industrial holdings IDEX Corp. and Ametek Inc. were also top contributors during the period.

Conversely, our sizeable cash position over the period detracted from returns as global equity markets continued their steady march upwards.

In terms of laggards, shares of Austrian-based Andritz AG fell as the company preannounced that it would miss Q1 earnings estimates. The hydro-turbine manufacturer stated one of its projects in Brazil suffered from unexpected cost overruns.

Additionally, underweighting Asian companies Beijing Enterprises Water Group Ltd., Daiseki Co. Ltd., and Ebara Corp. also detracted from active returns. We have since built positions in these companies.

Looking forward, we believe water as a structural, long-term infrastructure and upgrading theme remains a valid and attractive story as water scarcity driven by agriculture, industrialization, automation, mining, shale gas drilling, urbanization and stricter water quality regulations continue to drive growth. In seeking to leverage this growth in the Fund, we have added positions in several emerging market water utilities such as Chilean Aguas Andinas and Brazilian Companhia de Saneamento de Minas Gerais.

We also remain comfortable with our general preference for high cash-return businesses with leading market positions and high barriers to entry. We see opportunities in the US water infrastructure market as we expect municipalities to reverse the trend of underinvestment over the past several years. Finally, there should be incremental demand for water projects with improvements in the US residential housing market.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	10.28%	22.06%	2.16%	3.14%
AllianzGI Global Water Fund Class A (adjusted)	4.22%	15.35%	1.01%	2.01%
AllianzGI Global Water Fund Class C	9.88%	21.12%	1.38%	2.36%
AllianzGI Global Water Fund Class C (adjusted)	8.88%	20.12%	1.38%	2.36%
AllianzGI Global Water Fund Class D	10.25%	22.04%	2.13%	3.11%
AllianzGI Global Water Fund Class P	10.41%	22.28%	2.39%	3.36%
AllianzGI Global Water Fund Institutional Class	10.36%	22.42%	2.48%	3.45%
S&P Global Water Index	13.76%	27.07%	3.17%	4.91%
Lipper Global Natural Resources Funds Average	5.76%	15.00%	–7.94%	–4.14%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.60% for Class A shares, 2.41% for Class C shares, 2.25% for Class D shares, 1.47% for Class P shares and 1.29% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.57% for Class A shares, 2.33% for Class C shares, 1.60% for Class D shares, 1.40% for Class P shares and 1.29% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

64	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund (formerly Allianz RCM Global Water Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

United States	33.4%
United Kingdom	17.8%
Switzerland	13.3%
France	5.9%
Austria	4.1%
Brazil	3.6%
China	3.6%
Sweden	3.3%
Other	7.7%
Cash & Equivalents — Net	7.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,102.80	$1,098.80	$1,102.50	$1,104.10	$1,103.60
Expenses Paid During Period	$7.97	$11.88	$7.81	$6.82	$6.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.35	$1,013.61	$1,017.50	$1,018.45	$1,018.95
Expenses Paid During Period	$7.64	$11.40	$7.49	$6.54	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.52% for Class A, 2.27% for Class C, 1.49% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	65

Unaudited

AllianzGI High Yield Bond Fund (formerly Allianz AGIC High Yield Bond Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Doug Forsyth, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned 6.22% outperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”) which returned 5.90%.

The high-yield bond market was higher over the reporting period, posting another solid gain for investors.

Many of the factors contributing to the period’s high-yield market return were seen throughout 2012. The primary reason for continued strength in the market was, and is, the lack of credit risk. Solid balance sheets were confirmed in the reporting season. The new-issues market produced a lower semi-annual interest expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helps eliminate near-term amortization risk in the market. A consistently accommodative global monetary policy has continued to offset any headline macroeconomic softness. In addition, the lack of high-single-digit income alternatives has kept investors engaged.

Last year, a unique return characteristic was observed in the market. Typically, bullish environments like the one seen in 2012 have rewarded the most aggressive investors. That was the case in 2012, with the CCC category return (the lowest-rated, highest-yield issuers) leading all rating categories. In the same environment, historically, the BB category (the highest-rated/lowest-yield issuers) would then underperform—but in 2012, the BB category also performed well. As was noted then, that situation has not been sustainable in past cycles and was likely to revert to a more conventional return relationship. This occurred in 2013, where the CCC rated issuers were up 7.96% on average and the BB rated issuers were only up 2.99%. Investors were spooked in January and again in May, and they reacted by selling narrow-spread/lower-yield issues.

Against this back drop, new high-yield issuance was robust and on pace to surpass last year’s record-setting level. Year-to-date through May, issuance totaled $205 billion with more than 64% of all proceeds used for refinancing.

Performance

The Fund rallied with the market in the reporting period. The attribution for the period was broad and included several positive single-name performers from a variety of industries. Most importantly, there were no material underperformers across the entire Fund. While the lack of loss incurred from any holding is the goal for every period, that objective has proven to be difficult to achieve. Shock events can occur in the high-yield market, but earnings and fundamental operational performance can be more predictable. The Fund was helped by the lack of issuers held that materially underperformed earnings expectations.

Issue selection in many industries was positive and helped relative performance. In particular, holdings in the Homebuilders/Real Estate, Energy and Publishing/Printing industries benefited results. Positive security-specific performance in Homebuilders/Real Estate contributed on a relative basis. The Fund’s lower-than-benchmark weight in Energy and stronger returns from individual issues aided performance. In addition, an overweight and positive security selection in Publishing/Printing helped.

Industry exposure that hurt relative performance in the period included Services, Banking and Food & Drug Retail. Particularly, negative relative performance in Services more than offset any benefit from the industry overweight. The Fund’s lower-than-benchmark weight in the Banking industry and weaker returns from individual issues hindered performance on a relative basis. Additionally, negative security selection in the Food & Drug Retail industry hampered relative returns.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	6.22%	13.50%	9.91%	8.45%	8.24%
AllianzGI High Yield Bond Fund Class A (adjusted)	2.24%	9.25%	9.07%	8.03%	8.00%
AllianzGI High Yield Bond Fund Class C	5.82%	12.56%	9.13%	7.66%	7.45%
AllianzGI High Yield Bond Fund Class C (adjusted)	4.82%	11.56%	9.13%	7.66%	7.45%
AllianzGI High Yield Bond Fund Class D	6.18%	13.38%	9.93%	8.46%	8.25%
AllianzGI High Yield Bond Fund Class R	6.07%	13.09%	9.64%	8.18%	7.97%
AllianzGI High Yield Bond Fund Class P	6.38%	13.75%	10.12%	8.63%	8.42%
AllianzGI High Yield Bond Fund Institutional Class	6.44%	13.85%	10.37%	8.93%	8.74%
AllianzGI High Yield Bond Fund Administrative Class	6.23%	13.59%	9.95%	8.47%	8.25%
BofA Merrill Lynch High Yield Master II Index	5.90%	14.82%	10.62%	9.34%	7.73%
Lipper High Yield Funds Average	5.50%	13.97%	8.76%	8.07%	6.66%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 0.90% for Class A shares, 1.68% for Class C shares, 1.07% for Class D shares, 1.25% for Class R shares, 0.79% for Class P shares, 0.63% for Institutional Class shares and 1.14% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.00% for Class D shares, 1.15% for Class R shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

66	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI High Yield Bond Fund (formerly Allianz AGIC High Yield Bond Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Telecommunications	11.8%
Oil & Gas	11.5%
Commercial Services	9.9%
Diversified Financial Services	7.1%
Retail	6.7%
Media	5.4%
Auto Components	5.3%
Home Builders	3.8%
Other	35.7%
Cash & Equivalents — Net	2.8%

Moody’s Ratings* (as of May 31, 2013)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,062.20	$1,058.20	$1,061.80	$1,060.70	$1,063.80	$1,064.40	$1,062.30
Expenses Paid During Period	$4.42	$8.42	$4.68	$5.91	$3.55	$3.09	$4.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.64	$1,016.75	$1,020.39	$1,019.20	$1,021.49	$1,021.94	$1,020.69
Expenses Paid During Period	$4.33	$8.25	$4.58	$5.79	$3.48	$3.02	$4.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.86% for Class A, 1.64% for Class C, 0.91% for Class D, 1.15% for Class R, 0.69% for Class P, 0.60% for Institutional Class and 0.85% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	67

Unaudited

AllianzGI International Small-Cap Fund (formerly Allianz RCM International Small-Cap Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Andrew Neville, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 16.75% outperforming the MSCI World ex US Small-Cap Index (the “benchmark index”) which returned 11.85%.

International Smaller Companies posted a strong positive return which was primarily driven by strong performance from Japanese and European smaller-cap companies. Gains were however offset by a decline in Asian ex Japan smaller companies.

The reporting period began positively with the European Union announcing its first steps towards a banking union; increased Chinese growth and the new Japanese Prime Minister Abe following through on campaign pledges to aggressively stimulate the economy. However, European smaller-cap companies were held back during February and March as political uncertainty rose in Italy due to the indecisive election where a large share of the Italian vote was won by anti-austerity parties. In addition, fraught negotiations to bailout Cyprus resulted in private bank deposits being targeted for the first time in the European sovereign debt crisis. Furthermore, the European economy unexpectedly deteriorated negating hopes of a near term revival which was confirmed by poor company reports. However, anticipation of an interest cut and a relaxing austerity program to stimulate growth revived European smaller-cap companies to the end of the reporting period. In Japan, the earlier than expected appointment of the Bank of Japan’s Governor Kuroda, followed quickly by an aggressive easing policy and the start of structural reforms by Prime Minister Abe, drove Japanese smaller-cap companies strongly upwards. Following this strong performance, comments by the Fed chairman Bernanke suggesting tapering quantitative easing caused Japanese smaller-cap companies to pull back at the end of the reporting period. Concerns about a slowing economy in China following the leadership change caused Asian (ex Japan) smaller companies to give up all gains made during the reporting period during May.

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index led by holdings in the Materials, Industrials and Financial sectors though in part offset by holdings in the Consumer Discretionary sector.

Sector allocation was also positive towards the outperformance versus the benchmark index led by the overweight in Information Technology and the underweight in Materials whilst the underweight in the Financials sector detracted.

Geographically, stock selection within Japan was strong though more than offset by detrimental stock selection in Sweden, Germany and the United

Kingdom. Being overweight China and underweight Canada and Australia benefitted the Fund offset by being overweight Germany and Norway.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in Industrials followed closely by Information Technology whilst the largest underweights were in Financials followed by Materials. Geographically the largest overweights were in China and Germany whilst the largest underweights were in Canada and Australia.

The strongest stock contributors to performance were Sunny Optical Technologies and Tadano offset in part by China Machinery Engineering and Chiyoda which detracted. Sunny Optical Technology, a Chinese optical component maker for mobile phone cameras, is benefitting from the strong growth of smartphones into China and for Samsung emerging market smartphones. Tadano, a Japanese manufacturer of cranes, is seeing rising demand in Japan from post-quake reconstruction and in the US and Middle East energy industries. China Machinery Engineering, a Chinese power plant construction company, fell back from a strong IPO whilst Chiyoda, a Japanese plant engineering company, struggled due to sales delays in LNG projects.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	16.75%	31.43%	2.05%	13.43%	12.89%
AllianzGI International Small-Cap Fund Class A (adjusted)	10.32%	24.21%	0.90%	12.79%	12.48%
AllianzGI International Small-Cap Fund Class C	16.32%	30.44%	1.29%	12.59%	12.05%
AllianzGI International Small-Cap Fund Class C (adjusted)	15.32%	29.44%	1.29%	12.59%	12.05%
AllianzGI International Small-Cap Fund Class D	16.75%	31.38%	2.04%	13.42%	12.89%
AllianzGI International Small-Cap Fund Class R	16.59%	31.09%	1.79%	13.14%	12.61%
AllianzGI International Small-Cap Fund Class P	16.82%	31.60%	2.30%	13.72%	13.25%
AllianzGI International Small-Cap Fund Institutional Class	16.85%	31.69%	2.42%	13.87%	13.34%
AllianzGI International Small-Cap Fund Administrative Class	16.74%	31.28%	2.01%	13.41%	12.88%
MSCI World ex US Small Cap Index	11.85%	26.90%	1.25%	11.26%	7.68%
S&P Developed Ex-U.S. Small Cap Growth Index	9.96%	26.09%	0.19%	10.55%	6.26%
MSCI EAFE Small Cap	14.24%	30.53%	1.49%	11.37%	7.55%
Lipper International Small/Mid-Cap Growth Funds Average	12.03%	28.45%	1.93%	12.36%	8.99%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.37% for Class C shares, 5.66% for Class D shares, 1.90% for Class R shares, 1.52% for Class P shares, 1.38% for Institutional Class shares and 1.64% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.30% for Class P shares, 1.21% for Institutional Class shares and 1.45% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

68	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI International Small-Cap Fund (formerly Allianz RCM International Small-Cap Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

Japan	26.5%
United Kingdom	10.9%
Germany	8.4%
Denmark	7.2%
China	5.0%
Sweden	4.3%
Hong Kong	4.1%
Italy	3.9%
Other	27.3%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,167.50	$1,163.20	$1,167.50	$1,165.90	$1,168.20	$1,168.50	$1,167.40
Expenses Paid During Period	$7.84	$11.87	$7.84	$9.18	$7.03	$6.49	$7.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.70	$1,013.96	$1,017.70	$1,016.45	$1,018.45	$1,018.95	$1,017.70
Expenses Paid During Period	$7.29	$11.05	$7.29	$8.55	$6.54	$6.04	$7.29

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.70% for Class R, 1.30% for Class P, 1.20% for Institutional Class and 1.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	69

Unaudited

AllianzGI Micro Cap Fund (formerly Allianz AGIC Micro Cap Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned 20.27% underperforming the Russell Microcap Growth Index (the “benchmark index”) which returned 23.09%.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

Initially, the market moved higher with investors applauding the fiscal budget deal. As the year progressed, healthy fourth-quarter corporate profits, strong US equity asset flows and signs of stabilization in Europe helped drive additional gains. Other factors boosting investor sentiment included M&A and shareholder-friendly announcements, as well as continued accommodative global central bank policies. Sequestration fears and hawkish Fed commentary also failed to disrupt the market’s upward trajectory. The Cyprus banking crisis made headlines, however investor reaction in the

US was negligible. Indeed, the market’s strength was nearly unwavering.

In April, disappointing global economic data and signs of a softening labor market in the US overshadowed healthy first-quarter corporate earnings and pressured stocks. Market weakness was temporary, however. Stocks rebounded sharply on better-than-expected economic reports and continued to advance as interest rates spiked. In addition, some reallocation of cash into equities helped fuel demand for stocks.

By mid-May, the market became fixated on the timing of stimulus tapering. Comments from Fed Chairman Ben Bernanke capped the market’s ascent and gave way to increased stock market volatility into the end of the reporting period.

Against this backdrop, nearly all sectors within the Russell Microcap Growth Index posted a gain in the reporting period. Consumer Discretionary, Industrials and Health Care were the strongest-performing sectors followed by Financials and

Information Technology. In contrast, the Energy sector declined during the period. Utilities stocks closed higher, but significantly underperformed the overall universe.

Performance

The Fund rallied with the market in the reporting period. Strength was evident in a variety of holdings and sectors. From an attribution perspective, negative security selection was the primary driver of underperformance relative to the benchmark index whereas asset weighting effects were negligible in comparison. In particular, stock picking in the Consumer Discretionary, Health Care and Information Technology sectors hampered relative performance. Conversely, security selection within the Telecommunication Services, Energy and Industrials sectors positively impacted relative returns. Separately, an overweight in Financials and an underweight in Health Care hindered performance, but was partially offset by an overweight in Industrials.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	20.27%	31.59%	7.15%	10.17%	11.15%
AllianzGI Micro Cap Fund Class A (adjusted)*	13.65%	24.36%	5.95%	9.55%	10.80%
AllianzGI Micro Cap Fund Class P	20.47%	31.94%	7.37%	10.41%	11.39%
AllianzGI Micro Cap Fund Institutional Class	20.48%	32.04%	7.50%	10.53%	11.51%
Russell Microcap Growth Index	23.09%	33.57%	7.24%	7.85%	6.05%
Lipper Small-Cap Core Funds Average	19.01%	29.25%	6.61%	9.76%	9.86%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 2.18% for Class A shares, 1.99% for Class P shares and 1.84% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares, 1.63% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

70	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund (formerly Allianz AGIC Micro Cap Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013 )

Health Care Equipment & Supplies	11.8%
Biotechnology	5.6%
Internet Software & Services	5.2%
Health Care Providers & Services	4.8%
Road & Rail	4.3%
Software	3.8%
Trading Companies & Distributors	3.6%
Semiconductors & Semiconductor Equipment	3.3%
Other	55.7%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,202.70	$1,204.70	$1,204.80
Expenses Paid During Period	$9.94	$9.01	$8.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,015.91	$1,016.75	$1,017.25
Expenses Paid During Period	$9.10	$8.25	$7.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.81% for Class A, 1.64% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	71

Unaudited

AllianzGI Multi-Asset Real Return Fund

From December 17, 2012 through May 31, 2013, as provided by Michael Stamos, CFA, Portfolio Manager.

Portfolio Insights

For the period from inception on December 17, 2012, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned 0.93%, outperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”) which returned -4.43%.

Returns of assets deemed highly correlated to inflation varied during the period, with Global Real Estate Investments outperforming since the inception of the Fund. Real Estate Investments did experience a selloff in the latter part of the period, led by a selloff in the Japanese REIT market during the month of May. Global Resource Equities posted strong returns, led by Industrials which helped push global equities higher. Commodities experienced negative returns during the period on concerns that growth in China will continue to slow and news that the Eurozone GDP rate remains in negative territory, dropping -0.2% in the first quarter of 2013. Treasury Inflation Protected Securities (TIPS) also experienced negative returns over the period due to investors continued appetite for equities due to the positive effects on continued easy monetary policy around the globe rather than any major inflationary fears.

Within the Fund, a relatively high exposure to Global Real Estate in the beginning of 2013 and a gradual reduction to the asset class in May helped returns during the period. The Fund reduced exposure to Japanese Real Estate Investments in April which helped returns due to the aforementioned selloff in May. The Fund also allocated assets towards Global Resource Equities during the first four months of 2013 from Commodities which helped returns due to Global Resource Equities outperforming. In regards to TIPS, the Fund is focused on intermediate and longer-term maturities due to negative real yields at the front end of the TIPS curve.

As of May 31, 2013 the Fund held 35% of the portfolio in Global Real Estate Investments, 31% in Global Resource Equities, 18% in TIPS, 10% in Commodities and 6% in cash.

Cumulative Total Return for the period ended May 31, 2013

Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	0.93%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–4.62%
AllianzGI Multi-Asset Real Return Fund Class C	0.60%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	–0.40%
AllianzGI Multi-Asset Real Return Fund Class D	0.93%
AllianzGI Multi-Asset Real Return Fund Class P	1.00%
AllianzGI Multi-Asset Real Return Fund Institutional Class	1.07%
Barclays US Government Inflation-Linked Bond Index	–4.43%
Lipper Global Flexible Port Fund Average	3.90%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 7.21% for Class A shares, 7.96% for Class C shares, 7.21% for Class D shares, 7.06% for Class P shares and 6.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.93% for Class A shares, 1.68% for Class C shares, 0.93% for Class D shares, 0.78% for Class P shares and 0.68% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

72	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

United States	77.0%
Hong Kong	4.8%
Japan	3.4%
Australia	3.2%
France	1.5%
Singapore	1.4%
Canada	1.3%
United Kingdom	1.3%
Other	0.5%
Cash & Equivalents — Net	5.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/17/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,009.30	$1,006.00	$1,009.30	$1,010.00	$1,010.70
Expenses Paid During Period	$3.95	$7.30	$4.00	$3.27	$2.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.59	$1,016.90	$1,020.54	$1,021.34	$1,021.84
Expenses Paid During Period	$4.38	$8.10	$4.43	$3.63	$3.13

The Fund commenced operations on December 17, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2012. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,018.67 and $3.97, respectively, for Class A; $1,015.32 and $7.33, respectively, for Class C; $1,018.62 and $4.02, respectively, for Class D; $1,019.35 and $3.29, respectively, for Class P; and $1,019.80 and $2.83, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.87% for Class A, 1.61% for Class C, 0.88% for Class D, 0.72% for Class P and 0.62% for Institutional Class), multiplied by the average account value over the period, multiplied by 165/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2013	73

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of December 18, 2012, through May 31, 2013, as provided by Morley Campbell CFA, Portfolio Manager.

Portfolio Insights

For the period from inception on December 18, 2012, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 5.41%, outperforming the MSCI Emerging Markets Index (the “benchmark index”) which returned -2.52% since the Fund’s inception.

The reporting period took place against a backdrop of sustained commitment to aggressive monetary policy by central banks around the globe. Indications of strength from the US housing and labor markets, as well as the bi-partisan cooperation that resulted in legislation to keep the government operational through September of 2013 brought some optimism to the market. However, international markets generally lagged US stocks as a stronger dollar year-to-date and instability out of Europe caused many international companies to struggle. Emerging countries generally did not keep pace with developed countries, partly due to concerns for growth prospects in China, flagging commodity prices, and expectations that the US Federal Reserve may tighten monetary policy. China accounts for approximately two-fifths of the world’s metals demand, and signs that the country’s growth may not be as strong as expected have disproportionately hurt many emerging countries. For example, in Chile and Peru, mining alone accounts for about one-fifth of economic output. China reported a year-over-year (y/y) slowing of GDP growth for the fourth quarter of

2012, and production for the first quarter of 2013 came in below expectations. Heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of stimulus) toward the end of the reporting period caused investors to sell out of emerging-market currencies, bonds and stocks for most of May. This sell off of emerging market currencies included several significant price dips, including the South African rand and Brazil’s real, both of which slumped to four-year lows.

Dispersion among sector returns was notable within the benchmark index, as the weakest sector (Materials) had total returns of -18%, while the strongest sector (Information Technology) climbed 4%. Only four sectors generated positive returns for the period. The Materials, Energy, Telecommunication Services and Industrials sectors were the worst performing sectors. In contrast, the Information Technology, Health Care, Consumer Staples and Financials sectors generated the strongest results. On an MSCI country basis, the weakest returns were experienced by Peru, Czech Republic, Colombia and South Africa. Conversely, the strongest results were generated by the Philippines, Indonesia, Malaysia and Turkey.

Stock selection drove the Fund’s outperformance

The Fund’s outperformance versus the benchmark index was due to favorable stock selection, though sector and country allocation were also positive. The Fund’s strong absolute returns were also notable during a period when benchmark index returns were negative.

Stock selection added value across all sectors, with the exception of Health Care.

By country, selection was strong in China and South Korea, but slightly offset by poor selection in India and the Philippines.

From a sector allocation perspective, an underweight in Materials and overweight in Consumer Discretionary contributed to results. Conversely, underweights in Consumer Staples and Financials detracted during the reporting period.

Overweights in Hong Kong and Turkey contributed to relative performance, while underweights in Malaysia and Taiwan muted results during the period.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Consumer Discretionary and Utilities sectors, whereas the largest relative underweights were in the Financials and Materials sectors.

Cumulative Total Return for the period ended May 31, 2013

Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	5.41%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–0.39%
AllianzGI NFJ Emerging Markets Value Fund Class C	5.07%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	4.07%
AllianzGI NFJ Emerging Markets Value Fund Class D	5.47%
AllianzGI NFJ Emerging Markets Value Fund Class P	5.47%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	5.55%
MSCI Emerging Markets Index	–2.52%
Lipper Emerging Markets Fund Average	–1.07%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 13.36% for Class A shares, 14.11% for Class C shares, 13.36% for Class D shares, 13.21% for Class P shares and 13.11% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares, 2.30% for Class C shares, 1.55% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

74	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

China	22.0%
Korea (Republic of)	12.1%
Brazil	10.2%
India	8.1%
Taiwan	6.5%
Russian Federation	5.5%
Thailand	5.4%
Hong Kong	4.7%
Other	21.4%
Cash & Equivalents — Net	4.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/18/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,054.10	$1,050.70	$1,054.70	$1,054.70	$1,055.50
Expenses Paid During Period	$7.20	$10.64	$7.20	$6.51	$6.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.15	$1,013.41	$1,017.15	$1,017.90	$1,018.40
Expenses Paid During Period	$7.85	$11.60	$7.85	$7.09	$6.59

The Fund commenced operations on December 18, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2012. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.46 and $7.06, respectively, for Class A; $1,012.09 and $10.44, respectively, for Class C; $1,015.46 and $7.06, respectively, for Class D; $1,016.13 and $6.39, respectively, for Class P; and $1,016.58 and $5.93, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.41% for Class P and 1.31% for Institutional Class), multiplied by the average account value over the period, multiplied by 164/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2013	75

Unaudited

AllianzGI NFJ Global Dividend Value Fund (formerly Allianz NFJ Global Dividend Value Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 14.29% outperforming the MSCI ACWI Index (the “benchmark index”) which returned 11.72%.

The reporting period took place against a backdrop of sustained commitment to aggressive monetary policy by central banks around the globe. Indications of strength from the US housing and labor markets, as well as the bi-partisan cooperation that resulted in legislation to keep the government operational through September of 2013 brought some optimism to the market. However, international markets generally lagged US stocks as a stronger dollar year-to-date and instability out of Europe caused many international companies to struggle. Cyprus avoided an ungraceful exit from the euro-zone, and an Italian Prime Minister was confirmed in April, ending two months of stymied political leadership. The euro-zone’s GDP shrank for six straight quarters. Weak global growth combined with a sharply lower Japanese yen contributed to several central banks continuing to cut interest rates. Japanese stocks experienced severe price swings toward the end of May, and the country’s government bond yields rose suddenly. Emerging countries generally did not keep pace with developed countries, partly due to concerns for growth prospects in China and flagging commodity prices. The reporting period closed amid heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of stimulus), causing investors to sell out of higher income-oriented sectors such as Utilities and Telecommunication Services as well as emerging-market assets for most of May.

Dispersion among sector returns was notable within the benchmark index, as the weakest sector (Materials) had total returns of -2%, while the strongest sector (Health Care) climbed over 19%. Only one sector generated a negative return for the period. The Materials, Energy, Telecommunication Services and Utilities sectors were the worst performing sectors. In contrast, the Health Care, Consumer Discretionary, Financials and Industrials sectors generated the strongest results. On an MSCI country basis, the strongest results were generated in the Philippines, Japan, Ireland and the United States. Conversely, the weakest returns were experienced by many emerging countries, including Peru, Czech Republic, Colombia and Morocco.

Stock selection drove the Fund’s outperformance

The Fund’s outperformance versus the benchmark index was largely due to stock selection. Conversely, sector and country allocation was negative during the period and detracted from the Fund’s relative results.

In terms of stock selection, the Fund’s holdings in the Information Technology, Telecommunication Services and Financials sectors contributed to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Materials, Utilities and Health Care sectors.

By country, selection was strong in the United States and South Korea, but somewhat offset by negative selection in Canada and Germany.

From a sector allocation perspective, overweights in Energy and Telecommunication Services, as well as an underweight in Consumer Discretionary detracted from results. An underweight in Consumer Staples was positive during the reporting period.

Overweights in Brazil and South Korea, in addition to an underweight in Japan, were the primary detractors from relative returns. In contrast, underweights in China, Canada and India benefited the Fund’s relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy and Telecommunication Services sectors, whereas the largest relative underweights were in the Consumer Staples and Consumer Discretionary sectors.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	14.29%	27.85%	13.16%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	8.01%	20.82%	11.54%
AllianzGI NFJ Global Dividend Value Fund Class C	13.88%	26.79%	12.30%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	12.88%	25.79%	12.30%
AllianzGI NFJ Global Dividend Value Fund Class D	14.25%	27.68%	13.13%
AllianzGI NFJ Global Dividend Value Fund Class P	14.44%	28.03%	13.38%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	14.51%	28.19%	13.50%
MSCI ACWI Index	11.72%	26.01%	13.30%
Lipper Global Equity Income Average	10.55%	23.86%	12.83%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.70% for Class A shares, 2.45% for Class C shares, 3.03% for Class D shares, 1.50% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.30% for Class D shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

76	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund (formerly Allianz NFJ Global Dividend Value Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

United States	41.3%
United Kingdom	10.0%
Korea (Republic of)	5.9%
France	5.9%
Japan	5.8%
Brazil	4.9%
South Africa	4.1%
Switzerland	3.9%
Other	16.2%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,142.90	$1,138.80	$1,142.50	$1,144.40	$1,145.10
Expenses Paid During Period	$6.52	$10.72	$7.05	$5.72	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,018.85	$1,014.91	$1,018.35	$1,019.60	$1,020.09
Expenses Paid During Period	$6.14	$10.10	$6.64	$5.39	$4.89

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.22% for Class A, 2.01% for Class C, 1.32% for Class D, 1.07% for Class P and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	77

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (formerly Allianz NFJ International Small-Cap Value Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by L. Baxter Hines, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI NFJ International Small Cap Value Fund (the “Fund”) returned 12.17% outperforming the MSCI World ex-US Small Cap Index (the “benchmark index”) which returned 11.85%.

The reporting period took place against a backdrop of sustained commitment to aggressive monetary policy by central banks around the globe. Indications of strength from the US housing and labor markets, as well as the bi-partisan cooperation that resulted in legislation to keep the government operational through September of 2013 brought some optimism to the market. However, international markets generally lagged US stocks as a stronger dollar year-to-date and instability out of Europe caused many international companies to struggle. Cyprus avoided an ungraceful exit from the euro zone, and an Italian Prime Minister was confirmed in April, ending two months of stymied political leadership. The euro-zone’s GDP shrank for six straight quarters. Weak global growth combined with a sharply lower Japanese yen contributed to several central banks continuing to cut interest rates. Japanese stocks experienced severe price swings toward the end of May, as the country’s government bond yields rose suddenly. Emerging countries generally did not keep pace with developed countries, partly due to concerns for growth prospects in China and flagging commodity prices. The reporting period closed amid heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of stimulus), causing investors to sell out of emerging-market assets for most of May.

Dispersion among sector returns was notable within the benchmark index, as the weakest sector (Materials) had total returns of -7%, while the strongest sector (Information Technology) climbed 23%. Only one sector generated a negative return for the period. The Materials, Energy, Utilities and Consumer Staples sectors were the worst performing sectors. In contrast, the Information Technology, Consumer Discretionary, Health Care and Industrials sectors generated the strongest results. On an MSCI country basis, the strongest results were generated by many of Europe’s peripheral countries: Portugal, Denmark, Ireland and Italy. Conversely, negative returns were experienced by two developed countries: Australia and Canada.

Stock selection and sector allocation drove the Fund’s outperformance

The Fund’s outperformance versus the benchmark index was due to positive stock selection and sector allocation. Country allocation was net neutral during the period.

In terms of stock selection, the Fund’s holdings in the Materials, Financials and Energy sectors contributed to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Consumer Discretionary, Information Technology and Health Care sectors.

By country, selection was strong in Canada and Australia, but somewhat offset by poor selection in Japan and the United Kingdom.

From a sector allocation perspective, underweights in Materials and Energy contributed to results. An overweight in Utilities and underweight in Financials detracted during the reporting period.

Underweights in Canada and Australia, in addition to an overweight in the United States, were the primary contributors from relative returns. These positive results were largely offset by the Fund’s underweight in Japan and overweights in South Africa and China, which hindered relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Utilities and Health Care sectors, whereas the largest relative underweights were in the Financials and Materials sectors.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	12.17%	27.87%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	6.00%	20.84%
AllianzGI NFJ International Small-Cap Value Fund Class C	11.77%	26.98%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	10.77%	25.98%
AllianzGI NFJ International Small-Cap Value Fund Class D	12.15%	27.92%
AllianzGI NFJ International Small-Cap Value Fund Class P	12.26%	28.05%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	12.33%	28.21%
MSCI World ex-US Small Cap Index	11.85%	29.42%
Lipper International Small/Mid-Cap Value Fund Average	13.50%	31.01%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 4.27% for Class A shares, 5.02% for Class C shares, 4.51% for Class D shares, 4.12% for Class P shares and 4.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated June 1, 2012, as supplemented to date.

78	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (formerly Allianz NFJ International Small-Cap Value Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

United Kingdom	18.9%
Japan	16.6%
Canada	9.8%
Australia	5.4%
China	5.2%
France	5.0%
Hong Kong	3.9%
Germany	2.7%
Other	27.6%
Cash & Equivalents — Net	4.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,121.70	$1,117.70	$1,121.50	$1,122.60	$1,123.30
Expenses Paid During Period	$7.72	$11.67	$7.72	$6.93	$6.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.65	$1,013.91	$1,017.65	$1,018.40	$1,018.90
Expenses Paid During Period	$7.34	$11.10	$7.34	$6.59	$6.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C, 1.46% for Class D, 1.31% for Class P and 1.21% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2013	79

Unaudited

AllianzGI NFJ International Value II Fund (formerly Allianz NFJ International Value II Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by L. Baxter Hines, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 7.85% underperforming the MSCI EAFE Index (the “benchmark index”) which returned 11.39%.

The reporting period took place against a backdrop of sustained commitment to aggressive monetary policy by central banks around the globe. Indications of strength from the US housing and labor markets, as well as the bi-partisan cooperation that resulted in legislation to keep the government operational through September of 2013 brought some optimism to the market. However, international markets generally lagged US stocks as a stronger dollar year-to-date and instability out of Europe caused many international companies to struggle. Cyprus avoided an ungraceful exit from the euro zone, and an Italian Prime Minister was confirmed in April, ending two months of stymied political leadership. The euro-zone’s GDP shrank for six straight quarters. Weak global growth combined with a sharply lower Japanese yen contributed to several central banks continuing to cut interest rates. Japanese stocks experienced severe price swings toward the end of May, as the country’s government bond yields rose suddenly. Emerging countries generally did not keep pace with developed countries, partly due to concerns for growth prospects in China and flagging commodity prices. The reporting period closed amid heightened uncertainty surrounding the timing of Fed “tapering” (i.e., beginning of a reduction in the amount of stimulus), causing investors to sell out of emerging-market assets for most of May.

Dispersion among sector returns was notable within the benchmark index, as the weakest sector (Materials) had total returns of less than 1%, while the strongest sector (Consumer Discretionary) climbed over 21%. The Materials, Energy, Utilities and Consumer Staples sectors were the worst performing sectors. In contrast, the Consumer Discretionary, Health Care, Financials and Information Technology sectors generated the strongest results. On an MSCI country basis, the strongest results were generated by Japan, Ireland, Sweden and Portugal. Conversely, negative returns were experienced by one country, Israel.

Stock selection drove the Fund’s underperformance

The Fund’s underperformance versus the benchmark index was due to negative stock selection. Sector and country allocation also detracted during the period.

In terms of stock selection, the Fund’s holdings in the Materials, Consumer Staples and Consumer Discretionary sectors detracted from performance during the reporting period. This was somewhat offset by positive selection in the Industrials, Telecommunication Services and Financials sectors.

By country, selection was strong in France and the United Kingdom, but somewhat offset by negative selection in Japan and Norway.

From a sector allocation perspective, overweights in Energy and Materials, as well as an underweight in Financials, muted results. Conversely, overweights in the Health Care and Consumer Discretionary sectors contributed during the reporting period.

Overweights in Brazil and China hindered relative performance, while underweights in Australia and Germany added to gains.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy and Telecommunication Services sectors, whereas the largest relative underweights were in the Financials and Information Technology sectors.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	7.85%	24.02%	12.75%
AllianzGI NFJ International Value II Fund Class A (adjusted)	1.92%	17.20%	8.58%
AllianzGI NFJ International Value II Fund Class C	7.42%	23.01%	11.89%
AllianzGI NFJ International Value II Fund Class C (adjusted)	6.42%	22.01%	11.89%
AllianzGI NFJ International Value II Fund Class D	7.84%	23.99%	12.73%
AllianzGI NFJ International Value II Fund Class P	7.96%	24.25%	13.02%
AllianzGI NFJ International Value II Fund Institutional Class	8.05%	24.42%	13.14%
MSCI EAFE Index	11.39%	31.62%	16.09%
Lipper International Multi-Cap Value Average	10.25%	28.79%	13.32%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 5.14% for Class A shares, 5.89% for Class C shares, 5.14% for Class D shares, 4.89% for Class P shares and 4.95% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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Unaudited

AllianzGI NFJ International Value II Fund (formerly Allianz NFJ International Value II Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Country Allocation (as of May 31, 2013)

United Kingdom	27.2%
Japan	17.0%
Canada	7.7%
France	7.0%
Hong Kong	3.8%
Norway	2.9%
China	2.7%
Germany	2.5%
Other	26.4%
Cash & Equivalents — Net	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,078.50	$1,074.20	$1,078.40	$1,079.60	$1,080.50
Expenses Paid During Period	$6.53	$10.39	$6.58	$5.44	$4.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,018.65	$1,014.91	$1,018.60	$1,019.70	$1,020.19
Expenses Paid During Period	$6.34	$10.10	$6.39	$5.29	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.27% for Class D, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Redwood Fund (formerly Allianz RCM Redwood Fund)

For the period of December 1, 2012, through May 31, 2013, as provided by Todd Hawthorne, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Redwood Fund (the “Fund”) returned 3.43% underperforming the S&P 500 Index (the “benchmark index”) which returned 16.43%.

Volatility, as measured by the CBOE Volatility Index (VIX), was historically low over the period. Lack of volatility and the slow steady grind up of equities resulted in the broad equity market outperforming the Fund.

The Fund’s robust breakeven protection should prove beneficial in the case of a correction from the all-time highs equity markets have traced so far this year. Additionally, the Fund has exhibited less than half the volatility of the S&P 500 Index over the period.

Our bottom-up fundamental approach to identifying buy-write opportunities resulted in decreased weights in the Technology, Materials, and Energy sectors. Our total exposure to the Healthcare and Industrials sectors was increased.

Top contributors to performance included our positions in Comerica Inc., Google Inc., Intel Corp., American Express Co., and Express Scripts Holding Company.

Conversely, top detractors included positions in Whole Foods Market Inc., Cliffs Natural Resources Inc., Oracle Corp., United States Steel Corp., and Apple Inc.

In the near-term, it would not be surprising to see the equity market pull back following the strong year-to-date gains. Risks to the equity market include the economic impact of fiscal tightening, contagion of the European debt crisis, and negative sentiment sparked by fears the Fed could dial back its bond-buying programs sooner than expected and disappointing company earnings.

The macro events in Cyprus have reminded investors that the debt troubles in Europe are far from completely resolved. This, combined with other factors/risks, could cause a correction in the equity markets. We would expect a coincident rise in market volatility off of these historic lows. A rise in volatility should play into the Fund’s strengths which could increase the investment opportunity set.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI Redwood Fund Class A	3.43%	7.39%	1.90%
AllianzGI Redwood Fund Class A (adjusted)	–2.26%	1.48%	–0.45%
AllianzGI Redwood Fund Class C	2.96%	6.37%	1.07%
AllianzGI Redwood Fund Class C (adjusted)	1.96%	5.37%	1.07%
AllianzGI Redwood Fund Class D	3.30%	7.11%	1.82%
AllianzGI Redwood Fund Class P	3.47%	7.42%	2.08%
AllianzGI Redwood Fund Institutional Class	3.51%	7.53%	2.18%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.05%	0.12%	0.10%
S&P 500 Index	16.43%	27.28%	13.76%
Lipper Equity Market Neutral Funds Average	0.77%	2.31%	1.62%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 3.57% for Class A shares, 4.50% for Class C shares, 10.19% for Class D shares, 3.48% for Class P shares and 3.30% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.60% for Class A shares, 2.50% for Class C shares, 1.75% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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Unaudited

AllianzGI Redwood Fund (formerly Allianz RCM Redwood Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Health Care Providers & Services	12.7%
Software	6.2%
Oil, Gas & Consumable Fuels	5.6%
Hotels, Restaurants & Leisure	4.6%
Energy Equipment & Services	4.3%
Food Products	3.5%
Commercial Banks	3.4%
Industrial Conglomerates	3.4%
Other	43.9%
Cash & Equivalents — Net (including Options Written)	12.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,034.30	$1,029.60	$1,033.00	$1,034.70	$1,035.10
Expenses Paid During Period	$8.11	$12.65	$8.87	$7.61	$7.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,016.95	$1,012.47	$1,016.21	$1,017.45	$1,017.95
Expenses Paid During Period	$8.05	$12.54	$8.80	$7.54	$7.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.60% for Class A, 2.50% for Class C, 1.75% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Short Duration High Income Fund (formerly Allianz RCM Short Duration High Income Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Tom Saake and Eric Scholl, Portfolio Managers.

Portfolio Insights

Performance

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 2.24% underperforming the BofA Merrill Lynch 1-3 year BB US Cash Pay High Yield Index (the “benchmark index”) which returned 3.08%.

The AllianzGI Short Duration High Income Fund seeks a high level of current income while emphasizing the preservation of capital. The Fund’s underperformance these past six months can be largely attributed to its industry weightings. Overweights in Telecom and Aerospace/Defense proved to be a drag on performance as was the Fund’s underweight in the bank sector. As of May 31, 2013, the Bank sector comprised approximately 25% of the benchmark index versus roughly 3% for the Fund. This sector returned 4.67% during the reporting period, significantly outperforming the overall benchmark index. We are unwilling to take on the benchmark’s industry concentration risk and the attendant return volatility, hence our decision to maintain an underweight in the Bank sector. To maintain a well-diversified portfolio, we generally restrict industry weightings to a maximum of 15%.

Contributors

Chesapeake Energy, an independent exploration and production company, outperformed due to continued progress on a more balanced capital allocation program.

MGM Resorts, the large gaming company, was a strong performer as investors responded favorably to the firm’s continued improvement in operations which has been largely driven by the Macau joint venture.

Sabine Pass, an LNG terminal, is supported by two contracts with investment grade entities. The recent appreciation of the bonds was driven by further progress on their affiliate’s LNG export facility.

Detractors

Community Health, this hospital operator’s secured bonds suffered due to the cheapening of bank loans over the past month.

Dish Network, a satellite cable provider, came under pressure due to its pursuit of Clearwire and Sprint. In preparation for its bid, Dish has raised a significant amount of debt which has adversely impacted the pricing of its outstanding issues including those that the Fund owns.

Univision, a Spanish network operator, saw its debt come under pressure due to the unexpectedly cheap pricing of a recently-placed 10 year secured bond issue.

Outlook

Concern that the Federal Reserve may taper Quantitative Easing 3 sooner than expected,

coupled with growing uncertainty about the timing and magnitude of the Bank of Japan’s stimulus measures, and renewed fears that the Chinese economy is weakening, has led to recent profit-taking in many asset classes including high yield. There have been record outflows from market-based high yield mutual funds. Associated with these outflows has been a back-up in yields. With the yield-to-worst for the BofA Merrill Lynch High Yield Index having risen almost 70 basis points from recent lows, we believe the high yield market should begin to find support. High yield issuers’ financial metrics, while off their highs, remain solid. The US economy continues to improve and corporate profits are growing. As a result, defaults are projected to remain at relatively benign levels over the foreseeable future. In addition, even if the Federal Reserve reduces it purchases of Treasury and mortgage-backed securities later this year, economists still project that it will maintain short-term interest rates at very low nominal levels for the foreseeable future. Maintenance of a zero interest rate policy by the Fed and the world’s other central banks, along with solid corporate fundamentals, should provide strong underpinnings for the short duration high yield marketplace and reinforces our belief that the near-term outlook for the Fund is positive despite recent market volatility.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	Since Inception†
AllianzGI RCM Short Duration High Income Fund Class A	2.24%	6.83%	8.21%
AllianzGI RCM Short Duration High Income Fund Class A (adjusted)	–0.06%	4.43%	6.74%
AllianzGI RCM Short Duration High Income Fund Class C	2.13%	6.46%	7.65%
AllianzGI RCM Short Duration High Income Fund Class C (adjusted)	1.13%	5.46%	7.65%
AllianzGI RCM Short Duration High Income Fund Class D	2.24%	6.87%	8.21%
AllianzGI RCM Short Duration High Income Fund Class P	2.32%	6.95%	8.34%
AllianzGI RCM Short Duration High Income Fund Institutional Class	2.31%	7.05%	8.48%
BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	3.08%	8.32%	10.05%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.50% for Class C shares, 1.18% for Class D shares, 0.92% for Class P shares and 0.89% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.10% for Class C shares, 0.85% for Class D shares, 0.70% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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Unaudited

AllianzGI Short Duration High Income Fund (formerly Allianz RCM Short Duration High Income Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Diversified Financial Services	11.0%
Telecommunications	10.3%
Media	9.3%
Food & Beverage	7.6%
Electric Utilities	6.0%
Mining	4.6%
Oil & Gas	4.6%
Pharmaceuticals	3.5%
Other	40.4%
Cash & Equivalents — Net	2.7%

Moody’s Ratings* (as of May 31, 2013)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,022.40	$1,021.30	$1,022.40	$1,023.20	$1,023.10
Expenses Paid During Period	$4.29	$5.54	$4.29	$3.53	$3.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,020.69	$1,019.45	$1,020.69	$1,021.44	$1,021.94
Expenses Paid During Period	$4.28	$5.54	$4.28	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.10% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Structured Alpha Fund

For the period of December 3, 2012, through May 31, 2013, as provided by Greg Tournant, Portfolio Manager.

Portfolio Insights

Since inception on December 3, 2012 through May 31, 2013 Class A shares at NAV of the AllianzGI Structured Alpha Fund (the “Fund”) returned 1.33%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill (the “benchmark index”) which returned 0.05% since inception.

In the fourth quarter of 2012, the Fund navigated somewhat volatile market conditions and finished the year ahead of its performance target. The binary nature of the US fiscal cliff showdown, coupled with implied-volatility levels that were too low to provide as much statistical safety as we typically seek, caused us to exercise caution in constructing positions during the period. Given that the fiscal cliff negotiations were either heading for an agreement, which could have caused a massive equity rally, or a stalemate, which could have sent markets reeling, we elected to modestly reduce our range-bound positions in favor of increased directional spreads.

During the first quarter of 2013, the US equity market represented by the S&P 500 Index, nearly reached an all-time high (in US Dollars). The sharp advance was driven by easing concerns regarding the US fiscal cliff and signs of economic stabilization. As the equity market rallied, market volatility represented by the CBOE Volatility Index (VIX) reached multi-year lows. In this environment we kept our profit zones more narrow and relied slightly more on small directional trades.

In April of 2013, the equity markets remained range-bound, with just a mild pullback. This mid-month statistical move was not large enough for us to capitalize on our directional put spreads. The volatility environment remained in a low range throughout the month with the exception of a short lived increase on April 15. May was a challenging month for the Fund as a result of the very rapid increase in the equity markets from late April to the 3rd week of May which forced us to restructure several positions.

Going forward, we believe that we are well diversified with both upside and downside directional profit zones in addition to our “range bound” positions. Additionally, the increase in the VIX from the 12-13 levels to 15-16 is expected to aid the portfolio as it allows us to build more attractive new positions.

Cumulative Total Return for the period ended May 31, 2013

Since Inception†
AllianzGI Structured Alpha Fund Class A	1.33%
AllianzGI Structured Alpha Fund Class A (adjusted)	–4.24%
AllianzGI Structured Alpha Fund Class C	1.00%
AllianzGI Structured Alpha Fund Class C (adjusted)	0.00%
AllianzGI Structured Alpha Fund Class D	1.33%
AllianzGI Structured Alpha Fund Class P	1.40%
AllianzGI Structured Alpha Fund Institutional Class	1.47%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.05%
Lipper Absolute Return Funds Average	2.59%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 5.28% for Class A shares, 6.03% for Class C shares, 5.28% for Class D shares, 5.13% for Class P shares and 5.03% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.90% for Class A shares, 2.65% for Class C shares, 1.90% for Class D shares, 1.75% for Class P shares and 1.65% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

86	May 31, 2013 |	Semiannual Report

Unaudited

AllianzGI Structured Alpha Fund (cont’d)

Cumulative Returns Through May 31, 2013

Maturity of Positions at Initiation

0-30 Days to Expiry:	12%
30-45 Days to Expiry:	43%
45 Days or More to Expiry:	45%

Options in Equity Indices

S&P 500 Index:	42%
Russell 2000 Index:	48%
NASDAQ 100 Index:	10%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/3/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,013.30	$1,010.00	$1,013.30	$1,014.00	$1,014.70
Expenses Paid During Period	$9.38	$13.06	$9.38	$8.64	$8.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,015.46	$1,011.72	$1,015.46	$1,016.21	$1,016.70
Expenses Paid During Period	$9.55	$13.29	$9.55	$8.80	$8.30

The Fund commenced operations on December 3, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2012. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.20 and $9.39, respectively, for Class A; $1,011.52 and $13.07, respectively, for Class C; $1,015.20 and $9.39, respectively, for Class D; $1,015.94 and $8.65, respectively, for Class P; and $1,016.43 and $8.16, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.90% for Class A, 2.65% for Class C, 1.90% for Class D, 1.75% for Class P and 1.65% for Institutional Class), multiplied by the average account value over the period, multiplied by 179/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2013	87

Unaudited

AllianzGI Ultra Micro Cap Fund (formerly Allianz AGIC Ultra Micro Cap Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

From December 1, 2012 through May 31, 2013, Class A Shares, at NAV, of AllianzGI Ultra Micro Cap Fund returned 26.98%, outperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 23.09% during the reporting period.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

Initially, the market moved higher with investors applauding the fiscal budget deal. As the year progressed, healthy fourth-quarter corporate profits, strong US equity asset flows and signs of stabilization in Europe helped drive additional gains. Other factors boosting investor sentiment included M&A and shareholder-friendly announcements as well as continued accommodative global central bank policies. Sequestration fears and hawkish Fed commentary also failed to disrupt the market’s upward trajectory. The Cyprus banking crisis made headlines, however investor reaction in the US was negligible. Indeed, the market’s strength was nearly unwavering.

In April, disappointing global economic data and signs of a softening labor market in the US overshadowed healthy first-quarter corporate earnings and pressured stocks. Market weakness was temporary, however. Stocks rebounded sharply on better-than-expected economic reports and continued to advance as interest rates spiked. In addition, some reallocation of cash into equities helped fuel demand for stocks.

By mid-May, the market became fixated on the timing of stimulus tapering. Comments from Fed Chairman Ben Bernanke capped the market’s ascent and gave way to increased stock market volatility into the end of the reporting period.

Against this backdrop, nearly all sectors within the Russell Microcap Growth Index posted a gain in the reporting period. Consumer Discretionary, Industrials and Health Care were the strongest-performing sectors followed by Financials and Information Technology. In contrast, the Energy sector declined during the period. Utilities stocks closed higher, but significantly underperformed the overall universe.

Performance

The Fund rallied with the market in the reporting period. Strength was evident in a variety of holdings and sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects hampered performance, but to a lesser extent. In particular, stock picking in the Industrials, Consumer Discretionary and Financials sectors drove relative outperformance. Conversely, the only sector to exhibit negative security selection was Information Technology. Separately, an overweight in Energy hindered performance.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	26.98%	38.78%	15.61%	14.82%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)*	20.00%	31.14%	14.31%	13.61%
AllianzGI Ultra Micro Cap Fund Class P	27.09%	39.09%	15.89%	15.10%
AllianzGI Ultra Micro Cap Fund Institutional Class	27.13%	39.19%	16.03%	15.23%
Russell Microcap Growth Index	23.09%	33.57%	7.24%	7.05%
Lipper Small-Cap Core Fund Average	19.01%	29.25%	6.61%	7.38%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 3.36% for Class A shares, 3.08% for Class P shares and 3.15% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 2.17% for Class A shares, 2.00% for Class P shares and 2.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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Unaudited

AllianzGI Ultra Micro Cap Fund (formerly Allianz AGIC Ultra Micro Cap Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Health Care Equipment & Supplies	14.8%
Health Care Providers & Services	5.6%
Internet Software & Services	5.3%
Hotels, Restaurants & Leisure	4.8%
Semiconductors & Semiconductor Equipment	3.3%
Professional Services	3.1%
Thrifts & Mortgage Finance	3.1%
Specialty Retail	3.0%
Other	53.5%
Cash & Equivalents — Net	3.5%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,269.80	$1,270.90	$1,271.30
Expenses Paid During Period	$12.85	$11.55	$11.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,013.61	$1,014.76	$1,014.96
Expenses Paid During Period	$11.40	$10.25	$10.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.27% for Class A, 2.04% for Class P and 2.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI U.S. Emerging Growth Fund (formerly Allianz AGIC U.S. Emerging Growth Fund)

For the period of December 1, 2012 through May 31, 2013, as provided by John McCraw, Portfolio Manager.

Portfolio Insights

For the reporting period ended May 31, 2013, Class A shares at NAV of the AllianzGI U.S. Emerging Growth Fund (the “Fund”) returned 22.40% outperforming the Russell 2000 Growth Index (the “benchmark index”) which returned 21.58%.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

Initially, the market moved higher with investors applauding the fiscal budget deal. As the year progressed, healthy fourth-quarter corporate profits, strong US equity asset flows and signs of stabilization in Europe helped drive additional gains. Other factors boosting investor sentiment included M&A and shareholder-friendly announcements as well as continued accommodative global central bank policies. Sequestration fears and hawkish Fed commentary also failed to disrupt the market’s upward trajectory. The Cyprus banking crisis made headlines, however investor reaction in the US was negligible. Indeed, the market’s strength was nearly unwavering.

In April, disappointing global economic data and signs of a softening labor market in the US overshadowed healthy first-quarter corporate earnings and pressured stocks. Market weakness was temporary, however. Stocks rebounded sharply on better-than-expected economic reports and continued to advance as interest rates spiked. In addition, some reallocation of cash into equities helped fuel demand for stocks.

By mid-May, the market became fixated on the timing of stimulus tapering. Comments from Fed Chairman Ben Bernanke capped the market’s ascent and gave way to increased stock market volatility into the end of the reporting period.

Against this backdrop, the Russell 2000 Index returned 19.69% and outperformed the Russell 1000 Index, which returned 16.68%. Within the small-cap universe, growth stocks outpaced value stocks.

Specific to the Russell 2000 Growth Index, performance was positive across all sectors.

Industrials, Health Care and Consumer Discretionary were the strongest-performing sectors followed by Financials and Information Technology. In contrast, Utilities, Materials and Energy stocks closed higher, but underperformed the overall universe by the greatest magnitude.

Performance

The Fund rallied with the market in the reporting period. Strength was evident in a variety of holdings and sectors. From an attribution perspective, security selection positively impacted relative returns whereas asset weighting effects hampered performance. In particular, stock picking in the Industrials, Health Care and Materials sectors had a positive impact on relative returns. Conversely, security selection within the Financials, Information Technology and Consumer Staples sectors detracted and negatively influenced relative performance. Separately, an overweight in Materials and Energy hindered performance.

Average Annual Total Return for the period ended May 31, 2013

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI AGIC U.S. Emerging Growth Fund Class A	22.40%	30.89%	6.36%	10.04%	7.35%
AllianzGI AGIC U.S. Emerging Growth Fund Class A (adjusted)	15.66%	23.69%	5.17%	9.42%	7.04%
AllianzGI AGIC U.S. Emerging Growth Fund Class C	21.93%	29.99%	5.59%	9.23%	6.55%
AllianzGI AGIC U.S. Emerging Growth Fund Class C (adjusted)	20.93%	28.99%	5.59%	9.23%	6.55%
AllianzGI AGIC U.S. Emerging Growth Fund Class D	22.47%	30.97%	6.37%	10.04%	7.35%
AllianzGI AGIC U.S. Emerging Growth Fund Class R	22.34%	30.67%	6.12%	9.78%	7.09%
AllianzGI AGIC U.S. Emerging Growth Fund Class P	22.58%	31.25%	6.64%	10.32%	7.62%
AllianzGI AGIC U.S. Emerging Growth Fund Institutional Class	22.60%	31.36%	6.74%	10.43%	7.72%
Russell 2000 Growth Index	21.58%	30.86%	7.69%	9.90%	6.62%
Lipper Small-Cap Growth Funds Average	18.80%	26.36%	6.84%	9.31%	8.94%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

* Cumulative return.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 2.45% for Class A shares, 3.16% for Class C shares, 2.36% for Class D shares, 2.60% for Class R shares, 2.25% for Class P shares and 2.09% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.21% for Class C shares, 1.42% for Class D shares, 1.67% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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Unaudited

AllianzGI U.S. Emerging Growth Fund (formerly Allianz AGIC U.S. Emerging Growth Fund) (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Software	7.0%
Pharmaceuticals	5.3%
Machinery	5.0%
Commercial Banks	4.7%
Energy Equipment & Services	4.6%
Road & Rail	4.6%
Oil, Gas & Consumable Fuels	4.0%
Semiconductors & Semiconductor Equipment	3.7%
Other	60.2%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,224.00	$1,219.30	$1,224.70	$1,223.40	$1,225.80	$1,226.00
Expenses Paid During Period	$8.32	$12.23	$8.10	$9.26	$6.94	$6.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,017.45	$1,013.91	$1,017.65	$1,016.60	$1,018.70	$1,019.20
Expenses Paid During Period	$7.54	$11.10	$7.34	$8.40	$6.29	$5.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.21% for Class C, 1.46% for Class D, 1.67% for Class R, 1.25% for Class P and 1.15% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI U.S. Equity Hedged Fund

For the period of December 3, 2012, through May 31, 2013, as provided by Greg Tournant, Portfolio Manager.

Portfolio Insights

From inception on December 3, 2013 through May 31, 2013, Class A Shares at NAV of AllianzGI US Equity Hedged Fund returned 8.60%, underperforming the S&P 500 Index (the “benchmark index”), which returned 16.98% since the Fund’s inception.

The stock market was higher over the reporting period, with major US equity indices recording all-time highs in the period.

As a reminder, the Fund attempts to provide protection against downside equity-market moves, while asymmetrically preserving the upside potential of the underlying equity portfolio. The strategy uses a combination of index option positions consisting of long puts and short calls that have carefully selected duration and strike profiles.

From an attribution perspective, approximately 40% of our underperformance resulted from realized losses on our short S&P 500 Index calls. As is typical in the low-VIX environment that prevailed in the first quarter, the strike distances of our one-month short call positions ranged between 3% and 5% out-of-the-money. So over a 30-day period we would be unable to keep pace with any index advance beyond those distances. With the broad equity market advancing so rapidly, the Fund’s gains could not match those of the benchmark index.

The other 60% of our relative underperformance reflected negative mark-to-market valuations on our long S&P 500 Index put positions. Many of these one-year puts were purchased at higher levels of implied volatility, meaning that as the S&P 500 rose and the VIX declined, the puts lost value. While our short call positions benefited from the VIX’s decline, this was more than offset by the unrealized losses from our puts, whose longer duration gives them greater sensitivity to changes in implied volatility.

While the current volatility environment resembles pre-financial-crisis levels, the VIX has shown signs of jitters. For example, when news of Italy’s deepening political crisis emerged on Feb. 25, the VIX spiked 34% despite just a 1.8% decline in the S&P 500. This represents more than twice the reaction that has been historically observed, and could signify that any future bad news might prompt a swift and sharp reaction from option buyers.

In addition, following such a strong equity-market move during the reporting period, statistical history suggests a high probability of a market correction at some point in 2013. Should such a pullback materialize, the portfolio’s long puts and short calls are expected to be well positioned to narrow its performance gap.

Cumulative Total Return for the period ended May 31, 2013

Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	8.60%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	2.63%
AllianzGI U.S. Equity Hedged Fund Class C	8.27%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	7.27%
AllianzGI U.S. Equity Hedged Fund Class D	8.67%
AllianzGI U.S. Equity Hedged Fund Class P	8.73%
AllianzGI U.S. Equity Hedged Fund Institutional Class	8.80%
S&P 500 Index	16.98%
Lipper Equity Market Neutral Funds Average	7.47%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 94 and 95 for more information. The Fund’s gross expense ratios are 8.23% for Class A shares, 8.98% for Class C shares, 8.23% for Class D shares, 8.08% for Class P shares and 7.98% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2013, as supplemented to date.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through May 31, 2013

Industry Allocation (as of May 31, 2013)

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	5.4%
Insurance	4.0%
Diversified Financial Services	3.8%
Computers & Peripherals	3.8%
IT Services	3.5%
Media	3.3%
Software	3.3%
Other	57.9%
Cash & Equivalents — Net (including Options Purchased and Written)	6.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/3/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,086.00	$1,082.70	$1,086.00	$1,087.30	$1,088.00
Expenses Paid During Period	$6.44	$10.26	$6.44	$5.68	$5.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$1,018.65	$1,014.91	$1,018.65	$1,019.40	$1,019.90
Expenses Paid During Period	$6.34	$10.10	$6.34	$5.59	$5.09

The Fund commenced operations on December 3, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2012. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,018.34 and $6.24, respectively, for Class A; $1,014.66 and $9.93, respectively, for Class C; $1,018.34 and $6.24, respectively, for Class D; $1,019.08 and $5.50, respectively, for Class P; and $1,019.57 and $5.00, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.26% for Class D, 1.11% for Class P and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 179/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for AllianzGI Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Emerging Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AllianzGI Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through May 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual/Cumulative Total Return and Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays High Yield Index	The Barclays High Yield Index is an unmanaged market-weighted index including only SEC registered and 144(a) securities with fixed (non-variable) coupons. All bonds must have an outstanding principal of $100 million or greater, a remaining maturity of at least one year, a rating of below investment grade and a U.S. Dollar denomination.

Barclays U.S. Aggregate Index	The Barclays U.S. Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays U.S. Credit Index	The Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays U.S. Government Bond Index	The Barclays U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

Barclays U.S. Government Inflation-Linked Bond Index	Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

BofA Merrill Lynch 1-5 year US Inflation Linked Treasury Index	BofA Merrill Lynch 1-5 year US Inflation Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch U.S. High Yield Master II Index	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index	The CBOE Volatility Index is the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

96	May 31, 2013 |	Semiannual Report

Index	Description
Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2025 Index; DJ RR 2030 Index; DJ RR 2035 Index; DJ RR 2040 Index; DJ RR 2045 Index; DJ RR 2050 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones UBS Commodity Total Return Index	The Dow Jones UBS Commodity Index is composed of futures contracts on 19 physical commodities.

JPMorgan Emerging Market Bond Index	The JPMorgan Emerging Market Bond Index tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

MSCI All Country World Ex-U.S. Small-Cap Index	The MSCI All Country World Index ex-U.S. Small-Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and targets approximately 14% of each market’s free-float adjusted market capitalization.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI Europe Index	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI World Ex-US Small Cap Index	The MSCI World ex-US Small Cap Index captures small cap representation across 23 of 24 of Developed Markets (DM) countries (excluding the United States).

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index.

Semiannual Report	| May 31, 2013	97

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed Ex-U.S. Small Cap Growth Index	The Standard & Poor’s Developed Ex-U.S. Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Developed Property Index	The S&P Developed Property Index represents the developed markets portion of the S&P Global Property Index.

S&P Developed REIT Index	The S&P Developed REIT Index consists of all real estate investment trusts in developed markets, as defined by S&P Dow Jones Indices.

S&P Emerging Property Index	The S&P Emerging Property Index represents the emerging markets portion of the S&P Global Property Index.

S&P Europe Property Index	The S&P Europe Property Index is a region specific subset of the S&P Global Property Index. Within the S&P Global Property family, property indices are available at world, regional, country and peer group levels.

S&P Global Property Index	The S&P Global Property Index contains more than 530 property companies trading in 36 countries and is market-capitalization weighted, as are many of its sub-indices. All of the constituents are drawn from the S&P Global Broad Market Index. The S&P Global Property Index has sub-indices—the S&P Developed Property, the S&P Emerging Property, and the S&P Global REIT Indices. The Global REIT Index is further broken down into Developed and Emerging Indices.

S&P Global REIT Index	The S&P Global REIT Index consists of all real estate investment trusts in both developed and emerging markets.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

S&P U.S. Property Index	The S&P U.S. Property Index is a region specific subset of the S&P Global Property Index. Within the S&P Global Property family, property indices are available at world, regional, country and peer group levels.

98	May 31, 2013 |	Semiannual Report

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—99.4%
AllianzGI Behavioral Advantage Large Cap (a)(b)	5,807	$120,670
AllianzGI Disciplined Equity (a)(b)	6,663	120,735
AllianzGI Emerging Markets Opportunities (a)(b)	9,100	236,063
AllianzGI Global Commodity Equity (a)(b)	11,141	188,957
AllianzGI Global Managed Volatility (a)(b)	20,412	351,697
AllianzGI Income & Growth (a)(b)	76,041	955,835
AllianzGI International Small-Cap (a)(b)	12,524	472,785
AllianzGI NFJ Dividend Value (a)(b)	58,649	851,579
AllianzGI NFJ Global Dividend Value (a)(b)	35,131	719,136
AllianzGI NFJ International Value (a)(b)	16,081	354,099
AllianzGI NFJ Mid-Cap Value (a)(b)	13,035	284,552
AllianzGI NFJ Small-Cap Value (a)(b)	6,699	230,459
AllianzGI Short Duration High Income (a)(b)	37,655	600,976
AllianzGI U.S. Emerging Growth (a)(b)	15,206	244,062
AllianzGI U.S. Managed Volatility (a)(b)	43,250	596,411
ING Global Real Estate (c)	20,661	380,775
PIMCO CommoditiesPLUS Strategy (a)(b)	25,377	265,955
PIMCO Commodity RealReturn Strategy (a)(b)	43,255	262,993
PIMCO Floating Income (a)(b)	107,609	962,023
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	155,084	1,664,053
PIMCO Income (a)(b)	171,322	2,170,644
PIMCO Mortgage Opportunities (a)(b)	129,990	1,446,792
PIMCO Real Return (a)(b)	612,503	7,203,030
PIMCO RealEstateRealReturn Strategy (a)(b)	21,684	107,336
PIMCO Short-Term (a)(b)	146,160	1,445,519
PIMCO Total Return (a)(b)	65,208	721,849
Wells Fargo Advantage Short-Term High Yield Bond (d)	103,900	859,253

Total Investments (cost—$22,832,110)—99.4%		23,818,238

Other assets less liabilities—0.6%		142,616

Net Assets—100.0%		$23,960,854

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—99.2%
AllianzGI Behavioral Advantage Large Cap (a)(b)	8,160	$169,556
AllianzGI Disciplined Equity (a)(b)	9,347	169,376
AllianzGI Emerging Markets Opportunities (a)(b)	19,588	508,125
AllianzGI Global Commodity Equity (a)(b)	19,839	336,476
AllianzGI Global Managed Volatility (a)(b)	31,446	541,814
AllianzGI Income & Growth (a)(b)	108,721	1,366,626
AllianzGI International Small-Cap (a)(b)	17,998	679,429
AllianzGI NFJ Dividend Value (a)(b)	86,414	1,254,733
AllianzGI NFJ Global Dividend Value (a)(b)	61,234	1,253,458
AllianzGI NFJ International Value (a)(b)	23,010	506,675
AllianzGI NFJ Mid-Cap Value (a)(b)	35,315	770,920
AllianzGI NFJ Small-Cap Value (a)(b)	3,734	128,456
AllianzGI Short Duration High Income (a)(b)	53,846	859,378
AllianzGI U.S. Emerging Growth (a)(b)	31,794	510,301
AllianzGI U.S. Managed Volatility (a)(b)	74,009	1,020,580
ING Global Real Estate (c)	30,124	555,183
PIMCO CommoditiesPLUS Strategy (a)(b)	48,734	510,734
PIMCO Commodity RealReturn Strategy (a)(b)	84,491	513,703
PIMCO Floating Income (a)(b)	173,117	1,547,670
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	176,772	1,896,768
PIMCO Income (a)(b)	244,992	3,104,049
PIMCO Mortgage Opportunities (a)(b)	185,888	2,068,930
PIMCO Real Return (a)(b)	877,455	10,318,872
PIMCO RealEstateRealReturn Strategy (a)(b)	94,902	469,766
PIMCO Short-Term (a)(b)	104,503	1,033,534
PIMCO Total Return (a)(b)	62,164	688,152
Wells Fargo Advantage Short-Term High Yield Bond (d)	151,448	1,252,477

Total Investments (cost—$33,373,077)—99.2%		34,035,741

Other assets less liabilities—0.8%		257,681

Net Assets—100.0%		$34,293,422

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—99.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	21,025	$436,896
AllianzGI Disciplined Equity (a)(b)	27,585	499,842
AllianzGI Emerging Markets Opportunities (a)(b)	24,846	644,499
AllianzGI Global Commodity Equity (a)(b)	19,738	334,760
AllianzGI Global Managed Volatility (a)(b)	40,634	700,130
AllianzGI Income & Growth (a)(b)	106,175	1,334,620
AllianzGI International Small-Cap (a)(b)	19,053	719,235
AllianzGI NFJ Dividend Value (a)(b)	86,639	1,257,996
AllianzGI NFJ Global Dividend Value (a)(b)	68,146	1,394,949
AllianzGI NFJ International Value (a)(b)	29,430	648,057
AllianzGI NFJ Mid-Cap Value (a)(b)	47,020	1,026,442
AllianzGI Short Duration High Income (a)(b)	52,133	832,041
AllianzGI U.S. Emerging Growth (a)(b)	31,839	511,017
AllianzGI U.S. Managed Volatility (a)(b)	70,943	978,303
ING Global Real Estate (c)	28,180	519,359
PIMCO CommoditiesPLUS Strategy (a)(b)	62,667	656,746
PIMCO Commodity RealReturn Strategy (a)(b)	108,174	657,696
PIMCO Floating Income (a)(b)	167,776	1,499,917
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	155,353	1,666,935
PIMCO Income (a)(b)	197,845	2,506,690
PIMCO Mortgage Opportunities (a)(b)	181,174	2,016,462
PIMCO Real Return (a)(b)	747,085	8,785,722
PIMCO RealEstateRealReturn Strategy (a)(b)	120,821	598,064
PIMCO Short-Term (a)(b)	84,964	840,297
PIMCO Total Return (a)(b)	44,733	495,200
Wells Fargo Advantage Short-Term High Yield Bond (d)	141,677	1,171,665

Total Mutual Funds (cost—$32,667,016)		32,733,540

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $279,000; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $288,919 including accrued interest
(cost—$279,000)	$279	279,000

Total Investments (cost—$32,946,016)—100.1%		33,012,540

Liabilities in excess of other assets—(0.1)%		(49,190)

Net Assets—100.0%		$32,963,350

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	99

Schedule of Investments

May 31, 2013 (Unaudited)

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—99.2%
AllianzGI Behavioral Advantage Large Cap (a)(b)	28,876	$600,041
AllianzGI Disciplined Equity (a)(b)	66,344	1,202,162
AllianzGI Emerging Markets Opportunities (a)(b)	45,643	1,183,983
AllianzGI Global Commodity Equity (a)(b)	23,438	397,506
AllianzGI Global Managed Volatility (a)(b)	52,320	901,479
AllianzGI Income & Growth (a)(b)	143,717	1,806,522
AllianzGI International Managed Volatility (a)(b)	22,874	312,685
AllianzGI International Small-Cap (a)(b)	31,800	1,200,441
AllianzGI NFJ Dividend Value (a)(b)	111,010	1,611,866
AllianzGI NFJ Global Dividend Value (a)(b)	97,299	1,991,719
AllianzGI NFJ International Value (a)(b)	90,089	1,983,750
AllianzGI NFJ Mid-Cap Value (a)(b)	61,006	1,331,772
AllianzGI NFJ Small-Cap Value (a)(b)	8,161	280,739
AllianzGI Short Duration High Income (a)(b)	63,001	1,005,500
AllianzGI U.S. Emerging Growth (a)(b)	37,982	609,611
AllianzGI U.S. Managed Volatility (a)(b)	100,489	1,385,737
ING Global Real Estate (c)	56,748	1,045,871
PIMCO CommoditiesPLUS Strategy (a)(b)	95,547	1,001,337
PIMCO Commodity RealReturn Strategy (a)(b)	162,635	988,821
PIMCO Floating Income (a)(b)	202,270	1,808,292
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	168,645	1,809,561
PIMCO Income (a)(b)	222,742	2,822,141
PIMCO Mortgage Opportunities (a)(b)	217,759	2,423,659
PIMCO Real Return (a)(b)	557,522	6,556,457
PIMCO RealEstateRealReturn Strategy (a)(b)	150,881	746,859
PIMCO Short-Term (a)(b)	81,600	807,023
PIMCO Total Return (a)(b)	36,222	400,978
Wells Fargo Advantage Short-Term High Yield Bond (d)	170,697	1,411,663

Total Mutual Funds (cost—$38,294,873)		39,628,175

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $267,000; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $273,713 including accrued interest
(cost—$267,000)	$267	$267,000

Total Investments (cost—$38,561,873)—99.9%		39,895,175

Other assets less liabilities—0.1%		48,095

Net Assets—100.0%		$39,943,270

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

100	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—98.3%
AllianzGI Behavioral Advantage Large Cap (a)(b)	33,281	$691,581
AllianzGI Disciplined Equity (a)(b)	51,324	929,992
AllianzGI Emerging Markets Opportunities (a)(b)	36,001	933,861
AllianzGI Global Commodity Equity (a)(b)	15,738	266,915
AllianzGI Global Managed Volatility (a)(b)	38,455	662,584
AllianzGI Income & Growth (a)(b)	100,194	1,259,440
AllianzGI International Managed Volatility (a)(b)	23,013	314,586
AllianzGI International Small-Cap (a)(b)	28,312	1,068,766
AllianzGI NFJ Dividend Value (a)(b)	92,614	1,344,756
AllianzGI NFJ Global Dividend Value (a)(b)	71,388	1,461,317
AllianzGI NFJ International Value (a)(b)	72,197	1,589,770
AllianzGI NFJ Mid-Cap Value (a)(b)	56,353	1,230,182
AllianzGI Short Duration High Income (a)(b)	42,228	673,961
AllianzGI U.S. Emerging Growth (a)(b)	33,251	533,674
AllianzGI U.S. Managed Volatility (a)(b)	77,390	1,067,205
ING Global Real Estate (c)	46,176	851,016
PIMCO CommoditiesPLUS Strategy (a)(b)	76,449	801,184
PIMCO Commodity RealReturn Strategy (a)(b)	133,336	810,683
PIMCO Floating Income (a)(b)	136,868	1,223,604
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	100,820	1,081,801
PIMCO Income (a)(b)	138,749	1,757,954
PIMCO Mortgage Opportunities (a)(b)	121,475	1,352,011
PIMCO Real Return (a)(b)	206,439	2,427,720
PIMCO RealEstateRealReturn Strategy (a)(b)	98,113	485,657
PIMCO Short-Term (a)(b)	27,318	270,175
PIMCO Total Return (a)(b)	24,374	269,819
Wells Fargo Advantage Short-Term High Yield Bond (d)	117,421	971,076

Total Mutual Funds (cost—$25,791,321)		26,331,290

Exchange-Traded Funds—1.0%
iShares Dow Jones U.S. Real Estate Index (cost—$252,743)	3,734	256,600

Total Investments (cost—$26,044,064)—99.3%		26,587,890

Other assets less liabilities—0.7%		188,633

Net Assets—100.0%		$26,776,523

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—97.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	30,990	$643,962
AllianzGI Disciplined Equity (a)(b)	61,212	1,109,169
AllianzGI Emerging Markets Opportunities (a)(b)	37,780	980,013
AllianzGI Global Commodity Equity (a)(b)	14,497	245,863
AllianzGI Global Managed Volatility (a)(b)	35,649	614,237
AllianzGI Income & Growth (a)(b)	109,090	1,371,256
AllianzGI International Managed Volatility (a)(b)	44,796	612,358
AllianzGI International Small-Cap (a)(b)	30,888	1,166,039
AllianzGI NFJ Dividend Value (a)(b)	101,946	1,480,258
AllianzGI NFJ Global Dividend Value (a)(b)	66,216	1,355,450
AllianzGI NFJ International Value (a)(b)	71,417	1,572,598
AllianzGI NFJ Mid-Cap Value (a)(b)	42,790	934,111
AllianzGI NFJ Small-Cap Value (a)(b)	9,134	314,218
AllianzGI Short Duration High Income (a)(b)	39,318	627,519
AllianzGI U.S. Emerging Growth (a)(b)	34,145	548,035
AllianzGI U.S. Managed Volatility (a)(b)	80,687	1,112,674
ING Global Real Estate (c)	49,642	914,908
PIMCO CommoditiesPLUS Strategy (a)(b)	82,846	868,226
PIMCO Commodity RealReturn Strategy (a)(b)	142,549	866,700
PIMCO Floating Income (a)(b)	126,101	1,127,347
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	86,857	931,980
PIMCO Income (a)(b)	118,775	1,504,881
PIMCO Mortgage Opportunities (a)(b)	113,660	1,265,036
PIMCO Real Return (a)(b)	63,945	751,997
PIMCO RealEstateRealReturn Strategy (a)(b)	96,448	477,420
Wells Fargo Advantage Short-Term High Yield Bond (d)	106,658	882,065

Total Mutual Funds (cost—$22,791,289)		24,278,320

Exchange-Traded Funds—1.4%
iShares Dow Jones U.S. Real Estate Index (cost—$336,366)	5,129	352,465

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	101

Schedule of Investments

May 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $125,000; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $131,788 including accrued interest
(cost-$125,000)	$125	$125,000

Total Investments (cost—$23,252,655)—99.7%		24,755,785

Other assets less liabilities—0.3%		72,339

Net Assets—100.0%		$24,828,124

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—97.7%
AllianzGI Behavioral Advantage Large Cap (a)(b)	20,231	$420,400
AllianzGI Disciplined Equity (a)(b)	27,522	498,700
AllianzGI Emerging Markets Opportunities (a)(b)	16,831	436,598
AllianzGI Global Commodity Equity (a)(b)	7,778	131,918
AllianzGI Global Managed Volatility (a)(b)	18,875	325,218
AllianzGI Income & Growth (a)(b)	48,580	610,649
AllianzGI International Managed Volatility (a)(b)	22,142	302,686
AllianzGI International Small-Cap (a)(b)	17,003	641,868
AllianzGI NFJ Dividend Value (a)(b)	46,051	668,660
AllianzGI NFJ Global Dividend Value (a)(b)	32,291	661,001
AllianzGI NFJ International Value (a)(b)	33,886	746,164
AllianzGI NFJ Mid-Cap Value (a)(b)	25,536	557,442
AllianzGI Short Duration High Income (a)(b)	17,425	278,099
AllianzGI U.S. Emerging Growth (a)(b)	17,497	280,831
AllianzGI U.S. Managed Volatility (a)(b)	39,704	547,522
ING Global Real Estate (c)	21,755	400,953
PIMCO CommoditiesPLUS Strategy (a)(b)	38,054	398,803
PIMCO Commodity RealReturn Strategy (a)(b)	64,769	393,795
PIMCO Floating Income (a)(b)	55,948	500,178
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	31,094	333,640
PIMCO Income (a)(b)	39,604	501,784
PIMCO Mortgage Opportunities (a)(b)	50,189	558,608
PIMCO RealEstateRealReturn Strategy (a)(b)	41,748	206,654
Wells Fargo Advantage Short-Term High Yield Bond (d)	47,211	390,435

Total Mutual Funds (cost—$10,150,497)		10,792,606

Exchange-Traded Funds—1.4%
iShares Dow Jones U.S. Real Estate Index (cost—$145,330)	2,245	154,276

Total Investments (cost—$10,295,827)—99.1%		10,946,882

Other assets less liabilities—0.9%		100,016

Net Assets—100.0%		$11,046,898

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—97.6%
AllianzGI Behavioral Advantage Large Cap (a)(b)	22,414	$465,769
AllianzGI Disciplined Equity (a)(b)	32,186	583,217
AllianzGI Emerging Markets Opportunities (a)(b)	19,930	516,974
AllianzGI Global Commodity Equity (a)(b)	8,187	138,848
AllianzGI Global Managed Volatility (a)(b)	19,866	342,296
AllianzGI Income & Growth (a)(b)	55,422	696,654
AllianzGI International Managed Volatility (a)(b)	24,970	341,336
AllianzGI International Small-Cap (a)(b)	18,381	693,884
AllianzGI NFJ Dividend Value (a)(b)	52,509	762,431
AllianzGI NFJ Global Dividend Value (a)(b)	33,747	690,797
AllianzGI NFJ International Value (a)(b)	36,714	808,451
AllianzGI NFJ Mid-Cap Value (a)(b)	13,897	303,377
AllianzGI NFJ Small-Cap Value (a)(b)	9,943	342,026
AllianzGI Short Duration High Income (a)(b)	18,340	292,705
AllianzGI U.S. Emerging Growth (a)(b)	21,789	349,709
AllianzGI U.S. Managed Volatility (a)(b)	45,968	633,905
ING Global Real Estate (c)	25,948	478,216
PIMCO CommoditiesPLUS Strategy (a)(b)	40,856	428,170
PIMCO Commodity RealReturn Strategy (a)(b)	70,071	426,030
PIMCO Floating Income (a)(b)	58,886	526,442
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	32,730	351,188
PIMCO Income (a)(b)	37,053	469,462
PIMCO Mortgage Opportunities (a)(b)	42,103	468,609
PIMCO RealEstateRealReturn Strategy (a)(b)	43,940	217,504

Total Mutual Funds (cost—$10,020,679)		11,328,000

Exchange-Traded Funds—1.4%
iShares Dow Jones U.S. Real Estate Index (cost—$148,667)	2,365	162,523

Total Investments (cost—$10,169,346)—99.0%		11,490,523

Other assets less liabilities—1.0%		120,417

Net Assets—100.0%		$11,610,940

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

102	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds—97.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	8,259	$171,627
AllianzGI Disciplined Equity (a)(b)	11,860	214,904
AllianzGI Emerging Markets Opportunities (a)(b)	7,344	190,507
AllianzGI Global Commodity Equity (a)(b)	3,017	51,163
AllianzGI Global Managed Volatility (a)(b)	7,320	126,118
AllianzGI Income & Growth (a)(b)	20,554	258,360
AllianzGI International Managed Volatility (a)(b)	9,200	125,771
AllianzGI International Small-Cap (a)(b)	6,822	257,515
AllianzGI NFJ Dividend Value (a)(b)	19,349	280,941
AllianzGI NFJ Global Dividend Value (a)(b)	12,524	256,358
AllianzGI NFJ International Value (a)(b)	13,529	297,903
AllianzGI NFJ Mid-Cap Value (a)(b)	10,894	237,816
AllianzGI Short Duration High Income (a)(b)	6,758	107,856
AllianzGI U.S. Emerging Growth (a)(b)	8,143	130,699
AllianzGI U.S. Managed Volatility (a)(b)	16,939	233,582
ING Global Real Estate (c)	9,562	176,229
PIMCO CommoditiesPLUS Strategy (a)(b)	15,168	158,957
PIMCO Commodity RealReturn Strategy (a)(b)	25,820	156,984
PIMCO Floating Income (a)(b)	21,699	193,986
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	12,060	129,402
PIMCO Income (a)(b)	13,667	173,156
PIMCO Mortgage Opportunities (a)(b)	15,573	173,324
PIMCO RealEstateRealReturn Strategy (a)(b)	16,191	80,146

Total Mutual Funds (cost—$3,723,895)		4,183,304

Exchange-Traded Funds—1.4%
iShares Dow Jones U.S. Real Estate Index (cost—$53,239)	871	59,855

Total Investments (cost—$3,777,134)—99.2%		4,243,159

Other assets less liabilities—0.8%		35,797

Net Assets—100.0%		$4,278,956

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.
AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—99.5%
AllianzGI Behavioral Advantage Large Cap (a)(b)	7,473	$155,290
AllianzGI Emerging Markets Opportunities (a)(b)	11,669	302,694
AllianzGI Global Commodity Equity (a)(b)	12,583	213,401
AllianzGI Global Managed Volatility (a)(b)	27,141	467,648
AllianzGI Income & Growth (a)(b)	99,059	1,245,178
AllianzGI International Small-Cap (a)(b)	14,558	549,553
AllianzGI NFJ Dividend Value (a)(b)	75,278	1,093,038
AllianzGI NFJ Global Dividend Value (a)(b)	45,074	922,657
AllianzGI NFJ International Value (a)(b)	13,779	303,406
AllianzGI NFJ Mid-Cap Value (a)(b)	8,305	181,301
AllianzGI NFJ Small-Cap Value (a)(b)	8,355	287,428
AllianzGI Short Duration High Income (a)(b)	48,851	779,662
AllianzGI U.S. Emerging Growth (a)(b)	19,737	316,775
AllianzGI U.S. Managed Volatility (a)(b)	56,686	781,703
ING Global Real Estate (c)	28,519	525,610
PIMCO CommoditiesPLUS Strategy (a)(b)	29,625	310,470
PIMCO Commodity RealReturn Strategy (a)(b)	50,486	306,954
PIMCO Floating Income (a)(b)	86,876	776,675
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	221,412	2,375,752
PIMCO Income (a)(b)	246,605	3,124,486
PIMCO Mortgage Opportunities (a)(b)	197,325	2,196,223
PIMCO Real Return (a)(b)	788,517	9,272,960
PIMCO RealEstateRealReturn Strategy (a)(b)	31,849	157,653
PIMCO Short-Term (a)(b)	221,792	2,193,520
PIMCO Total Return (a)(b)	84,392	934,215
Wells Fargo Advantage Short-Term High Yield Bond (d)	132,542	1,096,119

Total Mutual Funds (cost—$29,524,061)		30,870,371

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $297,000; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $304,125 including accrued interest
(cost—$297,000)	$297	297,000

Total Investments (cost—$29,821,061)—100.5%		31,167,371

Liabilities in excess of other assets—(0.5)%		(141,349)

Net Assets—100.0%		$31,026,022

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	103

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds—99.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	191,092	$3,970,899
AllianzGI Disciplined Equity (a)(b)	345,915	6,267,976
AllianzGI Emerging Markets Opportunities (a)(b)	315,271	8,178,141
AllianzGI Global Commodity Equity (a)(b)	171,688	2,911,829
AllianzGI Global Managed Volatility (a)(b)	447,914	7,717,561
AllianzGI Income & Growth (a)(b)	502,796	6,320,143
AllianzGI International Managed Volatility (a)(b)	443,543	6,063,234
AllianzGI International Small-Cap (a)(b)	220,640	8,329,141
AllianzGI NFJ Dividend Value (a)(b)	573,703	8,330,175
AllianzGI NFJ Global Dividend Value (a)(b)	558,746	11,437,530
AllianzGI NFJ International Value (a)(b)	795,460	17,516,019
AllianzGI NFJ Mid-Cap Value (a)(b)	4	89
AllianzGI NFJ Small-Cap Value (a)(b)	223,630	7,692,855
AllianzGI Short Duration High Income (a)(b)	329,200	5,254,036
AllianzGI U.S. Emerging Growth (a)(b)	325,064	5,217,271
AllianzGI U.S. Managed Volatility (a)(b)	494,687	6,821,737
ING Global Real Estate (c)	331,756	6,114,263
PIMCO CommoditiesPLUS Strategy (a)(b)	298,627	3,129,607
PIMCO Commodity RealReturn Strategy (a)(b)	500,279	3,041,694
PIMCO Floating Income (a)(b)	1,524,407	13,628,194
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	1,366,131	14,658,581
PIMCO Income (a)(b)	1,661,225	21,047,722
PIMCO Mortgage Opportunities (a)(b)	1,133,945	12,620,813
PIMCO Short-Term (a)(b)	851,731	8,423,615
PIMCO Total Return (a)(b)	569,927	6,309,090
Wells Fargo Advantage Short-Term High Yield Bond (d)	883,551	7,306,969

Total Mutual Funds (cost—$181,437,900)		208,309,184

	Principal Amount (000s)	Value
Repurchase Agreements—0.3%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $707,001; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $724,831 including accrued interest
(cost—$707,000)	$707	$707,000

Total Investments (cost—$182,144,900)—100.1%		209,016,184

Liabilities in excess of other assets—(0.1)%		(238,911)

Net Assets—100.0%		$208,777,273

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Administrator Class share.

AllianzGI Global Growth Allocation Fund

	Shares	Value
Mutual Funds—97.8%
AllianzGI Behavioral Advantage Large Cap (a)(b)	24,616	$511,526
AllianzGI Disciplined Equity (a)(b)	14,116	255,789
AllianzGI Emerging Markets Opportunities (a)(b)	19,560	507,392
AllianzGI Global Commodity Equity (a)(b)	19,008	322,370
AllianzGI Global Managed Volatility (a)(b)	19,616	337,990
AllianzGI Income & Growth (a)(b)	18,419	231,521
AllianzGI International Managed Volatility (a)(b)	24,655	337,040
AllianzGI International Small-Cap (a)(b)	7,884	297,615
AllianzGI NFJ Dividend Value (a)(b)	23,509	341,344
AllianzGI NFJ Emerging Markets Value (a)(b)	17,650	279,397
AllianzGI NFJ Global Dividend Value (a)(b)	16,648	340,792
AllianzGI NFJ International Small Cap Value (a)(b)	15,813	299,175
AllianzGI NFJ International Value (a)(b)	23,201	510,876
AllianzGI NFJ Mid-Cap Value (a)(b)	1,472	32,126
AllianzGI NFJ Small-Cap Value (a)(b)	14,008	481,884
AllianzGI Short Duration High Income (a)(b)	10,783	172,103
AllianzGI U.S. Emerging Growth (a)(b)	16,074	257,993
AllianzGI U.S. Managed Volatility (a)(b)	43,340	597,653
ING Global Real Estate (c)	21,203	390,764
PIMCO CommoditiesPLUS Strategy (a)(b)	16,302	170,849
PIMCO Floating Income (a)(b)	57,865	517,310
PIMCO Income (a)(b)	30,659	388,448
PIMCO International StocksPLUS AR Strategy (U.S. Dollar-Hedged) (a)(b)	54,327	422,123
PIMCO Mortgage Opportunities (a)(b)	31,045	345,531

Total Mutual Funds (cost—$7,059,113)		8,349,611

Exchange-Traded Funds—1.3%
iShares Dow Jones U.S. Real Estate Index (cost—$100,886)	1,660	114,075

Total Investments (cost—$7,159,999)—99.1%		8,463,686

Other assets less liabilities—0.9%		75,602

Net Assets—100.0%		$8,539,288

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

104	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Behavioral Advantage Large Cap Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—2.5%
Alliant Techsystems, Inc.	200	$15,704
Boeing Co.	3,400	336,668
DigitalGlobe, Inc. (a)	400	12,092
Honeywell International, Inc.	1,800	141,228
L-3 Communications Holdings, Inc.	1,150	97,853
Lockheed Martin Corp.	1,650	174,619
Northrop Grumman Corp.	850	70,032
Raytheon Co.	800	53,312
Rockwell Collins, Inc.	350	22,663
Textron, Inc.	500	13,480

		937,651

Air Freight & Logistics—0.8%
Expeditors International of Washington, Inc.	300	11,709
FedEx Corp.	800	77,072
United Parcel Service, Inc., Class B	2,200	188,980

		277,761

Airlines—0.7%
Alaska Air Group, Inc. (a)	400	22,728
Allegiant Travel Co.	200	18,502
Delta Air Lines, Inc. (a)	5,750	103,558
Southwest Airlines Co.	5,700	80,769
United Continental Holdings, Inc. (a)	700	22,722

		248,279

Auto Components—0.4%
Cooper Tire & Rubber Co.	500	12,920
Delphi Automotive PLC	1,100	53,691
Goodyear Tire & Rubber Co. (a)	1,900	28,766
Lear Corp.	400	23,992
TRW Automotive Holdings Corp. (a)	600	38,010

		157,379

Automobiles—0.7%
General Motors Co. (a)	6,300	213,507
Harley-Davidson, Inc.	700	38,178

		251,685

Beverages—1.6%
Brown-Forman Corp., Class B	600	41,292
Coca-Cola Co.	3,500	139,965
Coca-Cola Enterprises, Inc.	1,100	40,876
PepsiCo, Inc.	4,650	375,581

		597,714

Biotechnology—3.2%
Acorda Therapeutics, Inc. (a)	400	13,380
Amgen, Inc.	2,850	286,510
Biogen Idec, Inc. (a)	1,400	332,486
Celgene Corp. (a)	1,350	166,928
Gilead Sciences, Inc. (a)	3,300	179,784
Pharmacyclics, Inc. (a)	600	54,984
Vertex Pharmaceuticals, Inc. (a)	1,800	144,558

		1,178,630

Building Products—0.3%
AO Smith Corp.	400	15,680
Fortune Brands Home & Security, Inc.	300	12,684
Lennox International, Inc.	200	12,798
Masco Corp.	2,300	48,346

	Shares	Value
Nortek, Inc. (a)	200	$14,130

		103,638

Capital Markets—2.8%
Affiliated Managers Group, Inc. (a)	100	16,400
American Capital Ltd. (a)	800	10,664
Ameriprise Financial, Inc.	850	69,292
Bank of New York Mellon Corp.	3,800	114,228
Charles Schwab Corp.	1,000	19,860
Financial Engines, Inc.	300	12,936
Franklin Resources, Inc.	750	116,107
Goldman Sachs Group, Inc.	1,600	259,328
Greenhill & Co., Inc.	100	4,981
Morgan Stanley	2,400	62,160
Northern Trust Corp.	700	40,705
Raymond James Financial, Inc.	300	13,191
SEI Investments Co.	1,350	41,324
State Street Corp.	2,100	138,978
T Rowe Price Group, Inc.	600	45,516
TD Ameritrade Holding Corp.	600	14,064
Virtus Investment Partners, Inc. (a)	100	23,186
Waddell & Reed Financial, Inc., Class A	1,000	46,040

		1,048,960

Chemicals—2.6%
Axiall Corp.	518	22,352
CF Industries Holdings, Inc.	100	19,096
Chemtura Corp. (a)	500	11,465
Ecolab, Inc.	700	59,129
EI du Pont de Nemours & Co.	1,100	61,369
Huntsman Corp.	600	11,670
International Flavors & Fragrances, Inc.	300	24,087
LyondellBasell Industries NV, Class A	1,800	119,970
Monsanto Co.	2,850	286,824
Mosaic Co.	300	18,246
NewMarket Corp.	50	13,712
PPG Industries, Inc.	683	104,916
Praxair, Inc.	350	40,015
Sherwin-Williams Co.	500	94,265
Sigma-Aldrich Corp.	200	16,732
Stepan Co.	100	5,403
Valspar Corp.	300	21,501
Westlake Chemical Corp.	200	18,680

		949,432

Commercial Banks—1.9%
CapitalSource, Inc.	1,200	11,292
East West Bancorp, Inc.	500	13,170
Fifth Third Bancorp	1,000	18,200
U.S. Bancorp	550	19,283
Wells Fargo & Co.	14,500	587,975
Zions Bancorporation	1,600	44,880

		694,800

Commercial Services & Supplies—0.7%
Avery Dennison Corp.	600	26,100
Cintas Corp.	600	27,393
Copart, Inc. (a)	400	13,756
Deluxe Corp.	400	14,960
Mine Safety Appliances Co.	200	9,984
Rollins, Inc.	700	17,682
Steelcase, Inc., Class A	600	8,304
Tyco International Ltd.	4,400	148,764

		266,943

Communications Equipment—1.3%
Cisco Systems, Inc.	10,850	261,268

	Shares	Value
Harris Corp.	400	$20,052
Motorola Solutions, Inc.	1,900	110,124
Plantronics, Inc.	150	6,930
QUALCOMM, Inc.	1,100	69,828

		468,202

Computers & Peripherals—2.0%
Apple, Inc.	550	247,324
Hewlett-Packard Co.	9,900	241,758
NetApp, Inc. (a)	2,500	93,825
Western Digital Corp.	2,250	142,470

		725,377

Construction & Engineering—0.1%
AECOM Technology Corp. (a)	600	18,474
Fluor Corp.	200	12,642
MasTec, Inc. (a)	400	12,720

		43,836

Consumer Finance—1.0%
American Express Co.	3,850	291,483
Credit Acceptance Corp. (a)	100	11,386
Discover Financial Services	850	40,299
Portfolio Recovery Associates, Inc. (a)	100	15,227

		358,395

Containers & Packaging—0.4%
Ball Corp.	250	10,790
Bemis Co., Inc.	200	7,830
Crown Holdings, Inc. (a)	300	12,705
Graphic Packaging Holding Co. (a)	3,600	27,684
Packaging Corp. of America	400	19,600
Sealed Air Corp.	900	21,618
Silgan Holdings, Inc.	700	32,739

		132,966

Distributors—0.1%
Genuine Parts Co.	350	27,209
Pool Corp.	200	10,290

		37,499

Diversified Consumer Services—0.2%
H&R Block, Inc.	2,050	60,004
Service Corp. International	600	10,788

		70,792

Diversified Financial Services—2.9%
Bank of America Corp.	17,100	233,586
CBOE Holdings, Inc.	1,200	48,168
Citigroup, Inc.	3,000	155,970
IntercontinentalExchange, Inc. (a)	200	34,242
JPMorgan Chase & Co.	7,500	409,425
McGraw Hill Financial, Inc.	1,100	60,005
Moody’s Corp.	2,150	142,846

		1,084,242

Diversified Telecommunication Services—2.9%
AT&T, Inc.	14,750	516,102
Verizon Communications, Inc.	11,250	545,400

		1,061,502

Electric Utilities—0.5%
American Electric Power Co., Inc.	600	27,492
Edison International	2,500	114,850
OGE Energy Corp.	300	20,361
Pinnacle West Capital Corp.	500	28,240
UIL Holdings Corp.	300	11,688

		202,631

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	105

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Electrical Equipment—0.6%
AMETEK, Inc.	1,050	$45,307
Emerson Electric Co.	2,050	117,793
Hubbell, Inc., Class B	150	15,065
Rockwell Automation, Inc.	600	52,812

		230,977

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp., Class A	550	42,845
Arrow Electronics, Inc. (a)	300	11,928
National Instruments Corp.	300	8,520

		63,293

Energy Equipment & Services—0.8%
Forum Energy Technologies, Inc. (a)	300	8,907
Halliburton Co.	2,000	83,700
Oceaneering International, Inc.	350	25,368
Schlumberger Ltd.	2,300	167,969

		285,944

Food & Staples Retailing—3.8%
Costco Wholesale Corp.	1,600	175,472
CVS Caremark Corp.	4,700	270,626
Kroger Co.	3,600	121,212
Sysco Corp.	300	10,140
Wal-Mart Stores, Inc.	8,200	613,688
Walgreen Co.	4,100	195,816

		1,386,954

Food Products—1.9%
Archer-Daniels-Midland Co.	900	29,007
Campbell Soup Co.	1,000	42,810
Dean Foods Co. (a)	1,000	10,490
Flowers Foods, Inc.	500	16,685
General Mills, Inc.	900	42,372
Hershey Co.	1,700	151,487
Hillshire Brands Co.	1,500	51,960
Hormel Foods Corp.	1,350	53,757
Ingredion, Inc.	200	13,624
J&J Snack Foods Corp.	100	7,590
JM Smucker Co.	400	40,384
Kellogg Co.	900	55,845
Lancaster Colony Corp.	100	8,247
McCormick & Co., Inc.	200	13,816
Mead Johnson Nutrition Co.	550	44,589
Mondelez International, Inc., Class A	2,000	58,920
Tyson Foods, Inc., Class A	1,400	35,000
WhiteWave Foods Co., Class A (a)	255	4,455
WhiteWave Foods Co., Class B (a)	364	6,017

		687,055

Gas Utilities—0.0%
National Fuel Gas Co.	300	18,360

Health Care Equipment & Supplies—2.5%
Abbott Laboratories	4,450	163,181
Baxter International, Inc.	1,450	101,978
Becton Dickinson and Co.	1,000	98,620
Boston Scientific Corp. (a)	3,800	35,112
CareFusion Corp. (a)	600	22,050
Covidien PLC	1,350	85,860
CR Bard, Inc.	100	10,309
IDEXX Laboratories, Inc. (a)	100	8,244
Intuitive Surgical, Inc. (a)	20	9,951
Medtronic, Inc.	2,800	142,828
ResMed, Inc.	800	38,400
Sirona Dental Systems, Inc. (a)	300	21,282
STERIS Corp.	200	9,068
Stryker Corp.	1,150	76,349
Varian Medical Systems, Inc. (a)	350	23,454

	Shares	Value
West Pharmaceutical Services, Inc.	200	$13,710
Zimmer Holdings, Inc.	700	54,957

		915,353

Health Care Providers & Services—1.8%
Aetna, Inc.	1,400	84,532
Air Methods Corp.	200	7,488
AmerisourceBergen Corp.	2,200	118,976
Brookdale Senior Living, Inc. (a)	300	8,505
Cardinal Health, Inc.	1,400	65,744
Centene Corp. (a)	400	19,800
Cigna Corp.	700	47,530
HCA Holdings, Inc.	1,450	56,637
Health Management Associates, Inc., Class A (a)	900	12,411
HealthSouth Corp. (a)	300	8,787
Henry Schein, Inc. (a)	150	14,443
Humana, Inc.	1,100	88,858
McKesson Corp.	1,000	113,860
Patterson Cos., Inc.	300	11,724
Quest Diagnostics, Inc.	200	12,368
Universal Health Services, Inc., Class B	100	6,914

		678,577

Health Care Technology—0.2%
Cerner Corp. (a)	450	44,226
Medidata Solutions, Inc. (a)	200	13,804

		58,030

Hotels, Restaurants & Leisure—1.7%
Bloomin’ Brands, Inc. (a)	1,100	25,586
Carnival Corp.	400	13,240
Chipotle Mexican Grill, Inc. (a)	50	18,050
Choice Hotels International, Inc.	450	17,766
Churchill Downs, Inc.	100	8,394
DineEquity, Inc.	100	7,239
Domino’s Pizza, Inc.	650	38,525
Interval Leisure Group, Inc.	300	6,483
Las Vegas Sands Corp.	1,200	69,480
Marriott International, Inc., Class A	850	35,709
McDonald’s Corp.	1,490	143,889
Panera Bread Co., Class A (a)	100	19,183
Papa John’s International, Inc. (a)	200	12,886
Six Flags Entertainment Corp.	300	22,371
Starbucks Corp.	2,100	132,447
Starwood Hotels & Resorts Worldwide, Inc.	800	54,640
Wyndham Worldwide Corp.	300	17,436

		643,324

Household Durables—0.5%
Jarden Corp. (a)	300	13,974
Mohawk Industries, Inc. (a)	100	11,117
Newell Rubbermaid, Inc.	1,100	29,744
NVR, Inc. (a)	20	19,666
PulteGroup, Inc. (a)	1,900	41,021
Tupperware Brands Corp.	100	8,098
Whirlpool Corp.	400	51,104

		174,724

Household Products—2.3%
Church & Dwight Co., Inc.	400	24,324
Clorox Co.	550	45,694
Colgate-Palmolive Co.	3,900	225,576
Energizer Holdings, Inc.	200	19,142
Kimberly-Clark Corp.	1,650	159,769
Procter & Gamble Co.	4,900	376,124

		850,629

	Shares	Value
Independent Power Producers & Energy Traders—0.1%
AES Corp.	2,300	$28,060

Industrial Conglomerates—2.3%
3M Co.	2,200	242,594
Carlisle Cos., Inc.	200	13,082
Danaher Corp.	1,200	74,184
General Electric Co.	20,650	481,558
Seaboard Corp.	10	27,553

		838,971

Insurance—5.8%
ACE Ltd.	600	53,808
Aflac, Inc.	3,100	172,639
Allied World Assurance Co. Holdings AG	200	17,882
Allstate Corp.	2,250	108,540
American Financial Group, Inc.	600	29,136
American International Group, Inc. (a)	3,800	168,948
American National Insurance Co.	100	9,988
Amtrust Financial Services, Inc.	1,000	33,030
Aon PLC	600	38,202
Arch Capital Group Ltd. (a)	800	40,968
Arthur J Gallagher & Co.	200	8,736
Aspen Insurance Holdings Ltd.	300	11,022
Axis Capital Holdings Ltd.	700	30,492
Berkshire Hathaway, Inc., Class B (a)	700	79,849
Chubb Corp.	1,100	95,810
CNA Financial Corp.	700	23,919
Erie Indemnity Co., Class A	100	7,591
Everest Re Group Ltd.	200	25,922
First American Financial Corp.	500	11,940
Hartford Financial Services Group, Inc.	400	12,252
HCC Insurance Holdings, Inc.	300	12,855
Loews Corp.	1,000	45,820
Marsh & McLennan Cos., Inc.	950	38,019
MetLife, Inc.	7,500	331,575
Old Republic International Corp.	1,400	19,054
PartnerRe Ltd.	400	36,260
Principal Financial Group, Inc.	1,400	52,990
Progressive Corp.	2,650	67,549
Prudential Financial, Inc.	3,300	227,601
RenaissanceRe Holdings Ltd.	400	34,384
Torchmark Corp.	300	19,353
Travelers Cos., Inc.	2,050	171,626
Unum Group	400	11,392
White Mountains Insurance Group Ltd.	20	11,823
XL Group PLC	2,100	66,003

		2,126,978

Internet & Catalog Retail—1.4%
Amazon.com, Inc. (a)	1,100	295,933
Expedia, Inc.	750	43,095
HSN, Inc.	200	11,378
Liberty Interactive Corp., Class A (a)	3,900	87,555
priceline.com, Inc. (a)	100	80,393

		518,354

Internet Software & Services—2.4%
AOL, Inc. (a)	1,300	45,058
eBay, Inc. (a)	2,700	146,070
Equinix, Inc. (a)	50	10,132
Facebook, Inc., Class A (a)	1,800	43,830
Google, Inc., Class A (a)	515	448,261
LinkedIn Corp., Class A (a)	1,100	184,283
NIC, Inc.	500	8,360

106	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Rackspace Hosting, Inc. (a)	200	$7,506

		893,500

IT Services—4.1%
Accenture PLC, Class A	1,600	131,376
Acxiom Corp. (a)	500	10,995
Amdocs Ltd.	550	19,635
Automatic Data Processing, Inc.	1,500	103,080
Cognizant Technology Solutions Corp., Class A (a)	800	51,720
Computer Sciences Corp.	1,500	66,915
Convergys Corp.	400	7,268
CoreLogic, Inc. (a)	600	15,720
DST Systems, Inc.	200	13,636
Fiserv, Inc. (a)	500	43,580
FleetCor Technologies, Inc. (a)	300	26,124
Gartner, Inc. (a)	800	45,288
International Business Machines Corp.	1,700	353,634
Jack Henry & Associates, Inc.	500	23,465
Mastercard, Inc., Class A	700	399,175
MAXIMUS, Inc.	200	14,926
NeuStar, Inc., Class A (a)	200	9,692
Paychex, Inc.	1,050	39,091
Syntel, Inc.	200	12,782
Visa, Inc., Class A	700	124,698

		1,512,800

Leisure Equipment & Products—0.3%
Brunswick Corp.	600	20,142
Mattel, Inc.	1,150	51,463
Polaris Industries, Inc.	400	38,204

		109,809

Life Sciences Tools & Services—0.5%
Covance, Inc. (a)	200	14,916
Life Technologies Corp. (a)	300	22,230
Mettler-Toledo International, Inc. (a)	150	32,739
Parexel International Corp. (a)	200	9,138
Thermo Fisher Scientific, Inc.	800	70,640
Waters Corp. (a)	200	19,342

		169,005

Machinery—1.8%
AGCO Corp.	200	11,094
Briggs & Stratton Corp.	300	7,020
CNH Global NV	2,900	125,715
Donaldson Co., Inc.	400	15,004
Dover Corp.	400	31,300
Flowserve Corp.	200	33,626
Graco, Inc.	100	6,445
Illinois Tool Works, Inc.	1,300	91,169
Ingersoll-Rand PLC	950	54,653
ITT Corp.	1,800	54,270
Lincoln Electric Holdings, Inc.	500	29,900
Middleby Corp. (a)	100	16,349
Mueller Industries, Inc.	300	16,335
Navistar International Corp. (a)	1,600	57,392
Nordson Corp.	300	21,366
Pall Corp.	450	30,690
Toro Co.	300	14,298
Valmont Industries, Inc.	100	15,233
Wabtec Corp.	200	22,002
Watts Water Technologies, Inc., Class A	200	9,520

		663,381

Marine—0.0%
Matson, Inc.	400	10,068

Media—3.6%
AMC Networks, Inc., Class A (a)	200	12,804

	Shares	Value
CBS Corp., Class B	1,650	$81,675
Comcast Corp., Class A	6,300	252,945
DIRECTV (a)	1,650	100,864
DISH Network Corp., Class A	800	30,832
Gannett Co., Inc.	1,000	21,500
Lamar Advertising Co., Class A (a)	200	9,346
Loral Space & Communications, Inc.	200	12,044
Madison Square Garden Co., Class A (a)	300	17,559
Morningstar, Inc.	250	17,195
News Corp., Class A	5,150	165,366
Omnicom Group, Inc.	750	46,598
Scripps Networks Interactive, Inc., Class A	500	33,680
Sirius XM Radio, Inc.	12,250	42,630
Thomson Reuters Corp.	3,100	103,540
Time Warner Cable, Inc.	450	42,980
Time Warner, Inc.	1,500	87,555
Viacom, Inc., Class B	1,650	108,718
Walt Disney Co.	2,350	148,238

		1,336,069

Metals & Mining—0.5%
Southern Copper Corp.	4,850	151,078
Worthington Industries, Inc.	500	17,190

		168,268

Multi-line Retail—0.4%
Dillard’s, Inc., Class A	200	18,454
Macy’s, Inc.	700	33,838
Nordstrom, Inc.	400	23,528
Target Corp.	1,000	69,500

		145,320

Multi-Utilities—0.3%
Ameren Corp.	300	10,212
Black Hills Corp.	300	14,241
CMS Energy Corp.	600	16,170
DTE Energy Co.	500	33,305
Public Service Enterprise Group, Inc.	700	23,128
Wisconsin Energy Corp.	500	20,405

		117,461

Office Electronics—0.1%
Xerox Corp.	3,400	29,886
Zebra Technologies Corp., Class A (a)	200	9,132

		39,018

Oil, Gas & Consumable Fuels—9.6%
Alon USA Energy, Inc.	600	10,986
Anadarko Petroleum Corp.	2,000	174,940
Cabot Oil & Gas Corp.	1,300	91,468
Chesapeake Energy Corp.	2,500	54,600
Chevron Corp.	6,130	752,457
ConocoPhillips	5,990	367,427
CVR Energy, Inc.	500	31,405
Delek U.S. Holdings, Inc.	400	14,412
EOG Resources, Inc.	400	51,640
Exxon Mobil Corp.	8,070	730,093
Hess Corp.	1,000	67,410
HollyFrontier Corp.	1,400	69,300
Marathon Petroleum Corp.	3,600	297,000
Noble Energy, Inc.	1,000	57,650
Phillips 66	4,600	306,222
Pioneer Natural Resources Co.	300	41,604
SemGroup Corp., Class A	200	10,464
Southwestern Energy Co. (a)	300	11,307
Targa Resources Corp.	200	12,884
Tesoro Corp.	1,500	92,475
Valero Energy Corp.	4,700	190,961
Western Refining, Inc.	1,600	53,392

	Shares	Value
Williams Cos., Inc.	700	$24,626

		3,514,723

Paper & Forest Products—0.2%
International Paper Co.	1,300	59,995
Louisiana-Pacific Corp. (a)	400	7,028

		67,023

Personal Products—0.2%
Avon Products, Inc.	2,000	47,140
Estee Lauder Cos., Inc., Class A	250	16,945

		64,085

Pharmaceuticals—5.2%
Allergan, Inc.	1,150	114,414
Bristol-Myers Squibb Co.	3,950	181,739
Eli Lilly & Co.	6,200	329,592
Johnson & Johnson	6,628	557,945
Merck & Co., Inc.	3,350	156,445
Mylan, Inc. (a)	1,000	30,480
Pfizer, Inc.	19,800	539,154

		1,909,769

Professional Services—0.3%
Corporate Executive Board Co.	100	6,119
Dun & Bradstreet Corp.	350	34,349
Manpowergroup, Inc.	200	11,454
Robert Half International, Inc.	700	24,332
Verisk Analytics, Inc., Class A (a)	800	47,056

		123,310

Real Estate Investment Trust—0.5%
American Tower Corp.	1,150	89,516
Corrections Corp. of America	337	11,846
Plum Creek Timber Co., Inc.	200	9,540
Public Storage	350	53,130
Rayonier, Inc.	250	13,850

		177,882

Road & Rail—1.3%
AMERCO	100	17,240
CSX Corp.	400	10,084
Hertz Global Holdings, Inc. (a)	1,100	28,413
JB Hunt Transport Services, Inc.	450	33,147
Kansas City Southern	400	44,280
Norfolk Southern Corp.	700	53,613
Union Pacific Corp.	1,900	293,778

		480,555

Semiconductors & Semiconductor Equipment—1.2%
Analog Devices, Inc.	1,300	59,709
Applied Materials, Inc.	4,300	65,360
Hittite Microwave Corp. (a)	100	5,428
Intel Corp.	6,450	156,606
KLA-Tencor Corp.	200	11,258
Linear Technology Corp.	2,000	75,000
Maxim Integrated Products, Inc.	400	11,796
NVIDIA Corp.	1,800	26,082
Texas Instruments, Inc.	1,100	39,479
Ultratech, Inc. (a)	200	7,292

		458,010

Software—3.8%
Activision Blizzard, Inc.	2,900	41,847
Adobe Systems, Inc. (a)	1,050	45,055
Ansys, Inc. (a)	250	18,625
Aspen Technology, Inc. (a)	450	13,779
Autodesk, Inc. (a)	300	11,319
BMC Software, Inc. (a)	300	13,588
Cadence Design Systems, Inc. (a)	700	10,591
Fortinet, Inc. (a)	900	17,334
Guidewire Software, Inc. (a)	600	24,576

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	107

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Intuit, Inc.	700	$40,908
Manhattan Associates, Inc. (a)	200	15,006
Microsoft Corp.	10,200	355,776
Oracle Corp.	17,900	604,304
Red Hat, Inc. (a)	400	19,292
Salesforce.com, Inc. (a)	800	33,864
SolarWinds, Inc. (a)	500	21,075
Solera Holdings, Inc.	200	10,954
Symantec Corp. (a)	2,100	47,019
Synopsys, Inc. (a)	300	10,935
Tyler Technologies, Inc. (a)	150	10,352
Ultimate Software Group, Inc. (a)	150	16,695

		1,382,894

Specialty Retail—4.6%
Advance Auto Parts, Inc.	100	8,152
American Eagle Outfitters, Inc.	800	15,832
AutoNation, Inc. (a)	200	9,266
AutoZone, Inc. (a)	75	30,662
Best Buy Co., Inc.	6,900	190,095
CST Brands, Inc. (a)	522	15,864
DSW, Inc., Class A	100	7,399
Foot Locker, Inc.	250	8,580
Gap, Inc.	3,200	129,760
Home Depot, Inc.	7,700	605,682
Lowe’s Cos., Inc.	4,900	206,339
O’Reilly Automotive, Inc. (a)	650	70,791
PetSmart, Inc.	100	6,750
Pier 1 Imports, Inc.	350	8,117
Ross Stores, Inc.	600	38,580
Signet Jewelers Ltd.	300	20,553
TJX Cos., Inc.	5,100	258,111
Tractor Supply Co.	250	27,995
Urban Outfitters, Inc. (a)	500	20,965
Williams-Sonoma, Inc.	200	10,792

		1,690,285

Textiles, Apparel & Luxury Goods—0.8%
Carter’s, Inc.	150	10,811
Hanesbrands, Inc.	500	24,930
Michael Kors Holdings Ltd. (a)	700	43,974
NIKE, Inc., Class B	1,900	117,154
Ralph Lauren Corp.	250	43,772
V.F. Corp.	300	55,158

		295,799

Thrifts & Mortgage Finance—0.1%
Ocwen Financial Corp. (a)	1,300	55,614

Tobacco—1.7%
Altria Group, Inc.	6,400	231,040
Philip Morris International, Inc.	3,970	360,913
Reynolds American, Inc.	1,000	48,110

		640,063

Trading Companies & Distributors—0.2%
MRC Global, Inc. (a)	500	14,195
WW Grainger, Inc.	175	45,052

		59,247

Water Utilities—0.1%
American Water Works Co., Inc.	350	13,979
Aqua America, Inc.	400	12,436

		26,415

Wireless Telecommunication Services—0.2%
Sprint Nextel Corp. (a)	10,800	78,840

Total Common Stock (cost—$31,973,761)		36,593,110

	Shares	Value
Exchange-Traded Funds—0.2%
SPDR S&P 500 ETF Trust (cost—$77,973)	500	$81,620

Total Investments (cost—$32,051,734)—99.7%		36,674,730

Other assets less liabilities—0.3%		99,837

Net Assets—100.0%		$36,774,567

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipts

AllianzGI China Equity Fund

	Shares	Value
Common Stock—93.6%
China—83.8%
Agricultural Bank of China Ltd., Class H	122,000	$57,037
Bank of China Ltd., Class H	481,500	226,170
Beijing Enterprises Holdings Ltd.	23,500	191,772
China Communications Construction Co., Ltd., Class H	66,000	61,234
China Construction Bank Corp., Class H	206,800	166,993
China Everbright International Ltd. (b)	333,000	270,011
China Life Insurance Co., Ltd., Class H	67,500	172,750
China Minsheng Banking Corp. Ltd., Class H	31,500	38,486
China Mobile Ltd.	18,500	195,032
China Petroleum & Chemical Corp., Class H	74,000	75,657
China Resources Land Ltd.	26,000	79,435
China Shenhua Energy Co., Ltd., Class H	15,500	50,564
CNOOC Ltd.	91,000	159,175
Comba Telecom Systems Holdings Ltd. (c)	80,600	28,913
CSR Corp. Ltd., Class H	99,000	72,182
Digital China Holdings Ltd. (b)	85,000	118,825
Industrial & Commercial Bank of China Ltd., Class H	400,335	281,122
Kunlun Energy Co., Ltd.	36,000	68,705
PetroChina Co., Ltd., Class H	70,000	81,090
Ping An Insurance Group Co., Class H	12,000	88,825
Poly Property Group Co., Ltd. (c)	92,000	61,537
Qingling Motors Co., Ltd., Class H (b)	522,000	151,744
Shui On Land Ltd.	120,500	42,957
Sino-Ocean Land Holdings Ltd.	153,500	93,783
Tencent Holdings Ltd.	6,000	235,858
Tiangong International Co., Ltd. (b)	542,000	186,893
Yuexiu Transport Infrastructure Ltd.	76,000	39,841
Zhongsheng Group Holdings Ltd.	46,500	58,089
Zhuzhou CSR Times Electric Co., Ltd., Class H (b)	28,700	88,023
ZTE Corp., Class H (c)	30,560	49,164

		3,491,867

Hong Kong—9.8%
Aeon Stores Hong Kong Co., Ltd.	34,500	72,443
CPMC Holdings Ltd.	148,000	113,839
Hengan International Group Co., Ltd.	4,500	49,764
Natural Beauty Bio-Technology Ltd.	350,000	26,151
Sa Sa International Holdings Ltd.	130,000	144,796

		406,993

Total Common Stock (cost—$3,736,482)		3,898,860

108	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Exchange-Traded Funds—3.0%
ChinaAMC CSI 300 Index (c) (cost—$130,302)	30,600	$126,734

	Principal Amount (000s)
Repurchase Agreements—2.6%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $107,000; collateralized by Federal Home Loan Bank, 3.30%, due 8/27/32, valued at $111,694 including accrued interest
(cost—$107,000)	$107	107,000

Total Investments (cost—$3,973,784) (a)—99.2%		4,132,594

Other assets less liabilities—0.8%		33,376

Net Assets—100.0%		$4,165,970

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,800,266, representing 91.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Commercial Banks	18.4%
Oil, Gas & Consumable Fuels	10.4%
Real Estate Management & Development	6.7%
Commercial Services & Supplies	6.5%
Insurance	6.2%
Internet Software & Services	5.7%
Specialty Retail	4.9%
Wireless Telecommunication Services	4.7%
Industrial Conglomerates	4.6%
Metals & Mining	4.5%
Automobiles	3.6%
Exchange-Traded Funds	3.0%
Electronic Equipment, Instruments & Components	2.9%
Containers & Packaging	2.7%
Electrical Equipment	2.1%
Communications Equipment	1.9%
Personal Products	1.8%
Multi-line Retail	1.8%
Machinery	1.7%
Construction & Engineering	1.5%
Transportation Infrastructure	1.0%
Repurchase Agreements	2.6%
Other assets less liabilities	0.8%

100.0%

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—81.9%
Aerospace & Defense—0.6%
Triumph Group, Inc., 2.625%, 10/1/26	$3,605	$10,301,288

Airlines—0.9%
United Continental Holdings, Inc.,
6.00%, 10/15/29	3,670	13,923,063

Apparel & Textiles—1.0%
Iconix Brand Group, Inc. (a)(b),
1.50%, 3/15/18	14,190	16,460,400

Auto Manufacturers—2.4%
Ford Motor Co., 4.25%, 11/15/16	11,895	21,775,284
Wabash National Corp., 3.375%, 5/1/18	12,660	16,022,813

		37,798,097

Biotechnology—5.8%
Gilead Sciences, Inc., 1.625%, 5/1/16	13,365	32,126,186
Illumina, Inc. (a)(b), 0.25%, 3/15/16	18,815	20,190,847
Medicines Co. (a)(b), 1.375%, 6/1/17	12,845	16,859,062
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	4,500	12,993,750
Sequenom, Inc. (a)(b), 5.00%, 10/1/17	8,650	9,936,687

		92,106,532

Commercial Services—4.5%
Alliance Data Systems Corp.,
1.75%, 8/1/13	8,260	18,595,325
Avis Budget Group, Inc., 3.50%, 10/1/14	8,575	17,712,735
Cenveo Corp., 7.00%, 5/15/17	10,330	9,535,881
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	6,400	20,072,032
PHH Corp., 4.00%, 9/1/14	4,960	5,369,200

		71,285,173

Computers—3.9%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	10,105	20,500,518
EMC Corp., 1.75%, 12/1/13	14,735	22,793,277
SanDisk Corp., 1.50%, 8/15/17	14,170	18,872,669

		62,166,464

Diversified Financial Services—1.1%
Air Lease Corp. (a)(b), 3.875%, 12/1/18	13,355	16,752,178

Electrical Equipment—0.5%
General Cable Corp. (e), 4.50%, 11/15/29	5,965	7,418,969

Engineering & Construction—1.0%
MasTec, Inc., 4.00%, 6/15/14	7,905	16,121,259

Food & Beverage—1.0%
Molson Coors Brewing Co.,
2.50%, 7/30/13	16,095	16,557,731

Healthcare-Products—2.9%
HeartWare International, Inc.,
3.50%, 12/15/17	11,545	14,236,428

	Principal Amount (000s)	Value
Hologic, Inc. (e), 2.00%, 12/15/37	$9,445	$10,932,588
Wright Medical Group, Inc. (a)(b),
2.00%, 8/15/17	17,870	21,388,156

		46,557,172

Healthcare-Services—4.1%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	15,290	18,921,375
Molina Healthcare, Inc.,
1.125%, 1/15/20 (a)(b)	10,475	11,823,656
3.75%, 10/1/14	9,010	11,819,994
WellPoint, Inc. (a)(b), 2.75%, 10/15/42	18,510	22,697,888

		65,262,913

Home Builders—4.2%
DR Horton, Inc., 2.00%, 5/15/14	9,040	17,034,750
KB Home, 1.375%, 2/1/19	12,865	14,995,766
Lennar Corp. (a)(b), 3.25%, 11/15/21	9,560	17,166,175
Ryland Group, Inc.,
0.25%, 6/1/19	5,845	5,724,447
1.625%, 5/15/18	7,815	12,352,584

		67,273,722

Home Furnishings—0.9%
TiVo, Inc. (a)(b), 4.00%, 3/15/16	10,420	14,731,275

Household Products/Wares—1.3%
Jarden Corp. (a)(b), 1.875%, 9/15/18	17,120	20,586,800

Insurance—4.2%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	12,800	17,560,000
Amtrust Financial Services, Inc.,
5.50%, 12/15/21	11,855	16,500,678
Fidelity National Financial, Inc.,
4.25%, 8/15/18	14,185	20,054,044
Radian Group, Inc., 2.25%, 3/1/19	9,425	13,242,125

		67,356,847

Internet—5.2%
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	16,615	18,764,566
Equinix, Inc., 4.75%, 6/15/16	7,345	18,270,687
priceline.com, Inc.,
1.00%, 3/15/18	16,700	19,267,625
1.25%, 3/15/15	3,805	10,109,409
Symantec Corp., 1.00%, 6/15/13	14,645	17,537,388

		83,949,675

Lodging—1.2%
MGM Resorts International,
4.25%, 4/15/15	17,505	19,944,759

Machinery-Construction & Mining—0.7%
Terex Corp., 4.00%, 6/1/15	5,125	11,720,234

Machinery-Diversified—1.0%
Chart Industries, Inc., 2.00%, 8/1/18	9,925	15,464,391

Media—2.2%
Liberty Interactive LLC, 3.50%, 1/15/31	29,620	15,846,700

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	109

Schedule of Investments

May 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	$9,820	$19,320,850

		35,167,550

Metal Fabricate/Hardware—0.8%
RTI International Metals, Inc.,
1.625%, 10/15/19	13,205	13,345,303

Mining—1.1%
Kaiser Aluminum Corp., 4.50%, 4/1/15	12,390	17,214,418

Oil & Gas—4.8%
Cobalt International Energy, Inc.,
2.625%, 12/1/19	17,875	19,383,203
Exterran Holdings, Inc., 4.25%, 6/15/14	15,235	20,262,550
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	12,795	16,585,519
Hornbeck Offshore Services, Inc. (a)(b),
1.50%, 9/1/19	17,035	21,176,634

		77,407,906

Pharmaceuticals—5.3%
Akorn, Inc., 3.50%, 6/1/16	5,540	9,930,450
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	3,440	10,840,300
Medivation, Inc., 2.625%, 4/1/17	7,505	9,540,731
Mylan, Inc., 3.75%, 9/15/15	8,645	20,153,657
Pacira Pharmaceuticals, Inc. (a)(b),
3.25%, 2/1/19	6,065	8,600,928
Salix Pharmaceuticals Ltd.,
1.50%, 3/15/19	4,720	5,590,250
Theravance, Inc., 2.125%, 1/15/23	4,435	6,389,172
ViroPharma, Inc., 2.00%, 3/15/17	8,130	12,952,106

		83,997,594

Real Estate Investment Trust—4.7%
DDR Corp., 1.75%, 11/15/40	16,215	19,549,209
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	14,030	19,791,069
iStar Financial, Inc., 3.00%, 11/15/16	15,230	19,018,462
Starwood Property Trust, Inc.,
4.55%, 3/1/18	16,260	17,489,663

		75,848,403

Retail—1.2%
Group 1 Automotive, Inc. (e),
2.25%, 6/15/36	16,240	19,589,500

Semiconductors—6.6%
Intel Corp., 3.25%, 8/1/39	17,850	23,327,808
Micron Technology, Inc., 1.50%, 8/1/31	16,990	21,864,006
Novellus Systems, Inc., 2.625%, 5/15/41	11,010	16,563,169
ON Semiconductor Corp., 2.625%, 12/15/26	17,345	20,575,506
Xilinx, Inc., 2.625%, 6/15/17	15,605	23,368,488

		105,698,977

Software—4.5%
Bottomline Technologies, Inc.,
1.50%, 12/1/17	12,190	13,995,644

	Principal Amount (000s)	Value
Concur Technologies, Inc. (a)(b),
0.50%, 6/15/18 (c)	$11,165	$11,346,431
2.50%, 4/15/15	3,305	5,275,606
NetSuite, Inc. (a)(b)(c), 0.25%, 6/1/18	8,290	8,455,800
Salesforce.com, Inc., 0.75%, 1/15/15	7,700	15,332,625
Take-Two Interactive Software, Inc.,
1.75%, 12/1/16	11,095	13,050,494
4.375%, 6/1/14	2,380	3,779,737

		71,236,337

Telecommunications—1.4%
Ixia, 3.00%, 12/15/15	8,455	9,739,103
SBA Communications Corp.,
4.00%, 10/1/14	5,130	12,812,175

		22,551,278

Transportation—0.9%
Bristow Group, Inc., 3.00%, 6/15/38	12,010	13,909,081

Total Convertible Bonds (cost—$1,110,703,545)		1,309,705,289

	Shares
Convertible Preferred Stock—15.6%
Advertising—0.5%
Interpublic Group of Cos., Inc., Ser. B (d), 5.25%	6,560	8,181,140

Aerospace & Defense—1.5%
United Technologies Corp.,
7.50%, 8/1/15	385,805	23,279,474

Automobiles—2.2%
General Motors Co., Ser. B,
4.75%, 12/1/13	724,210	35,348,690

Banking—1.4%
Wells Fargo & Co., Ser. L (d), 7.50%	17,870	22,426,850

Diversified Financial Services—3.3%
2010 Swift Mandatory Common Exchange Security Trust (b), 6.00%, 12/31/13	864,585	12,633,230
AMG Capital Trust I, 5.10%, 4/15/36	303,385	19,663,140
Bank of America Corp., Ser. L (d), 7.25%	17,710	21,039,480

		53,335,850

Electric Utilities—0.6%
PPL Corp., 8.75%, 5/1/14	171,165	9,201,830

Insurance—1.5%
MetLife, Inc., 5.00%, 10/8/14	432,780	23,028,224

Machinery—1.4%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	172,775	22,849,494

Oil & Gas—1.5%
Chesapeake Energy Corp. (a)(b)(d),
5.75%, 5/17/15	21,675	23,753,090

	Shares	Value
Telecommunications—0.5%
Intelsat S.A., Ser. A, 5.75%, 5/1/16	128,090	$7,919,805

Transportation—1.2%
Genesee & Wyoming, Inc., 5.00%, 10/1/15	154,330	19,379,218

Total Convertible Preferred Stock (cost—$217,474,613)		248,703,665

Common Stock—0.3%
Media—0.3%
Interpublic Group of Cos., Inc. (cost—$4,996,531)	384,934	5,473,762

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $53,103,044; collateralized by Fannie Mae, 6.25%, due 5/15/29, valued at $54,171,965 including accrued interest
(cost—$53,103,000)	$53,103	53,103,000

Total Investments (cost—$1,386,277,689)—101.1%		1,616,985,716

Liabilities in excess of other assets—(1.1)%		(16,990,998)

Net Assets—100.0%		$1,599,994,718

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $323,873,532, representing 20.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after May 31, 2013.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

110	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Disciplined Equity Fund

	Shares	Value
Common Stock—97.6%
Aerospace & Defense—5.4%
BE Aerospace, Inc. (a)	12,038	$763,691
Boeing Co.	20,840	2,063,577

		2,827,268

Beverages—1.8%
PepsiCo, Inc.	11,730	947,432

Biotechnology—4.5%
Amgen, Inc.	10,230	1,028,422
Celgene Corp. (a)	10,760	1,330,474

		2,358,896

Capital Markets—5.0%
BlackRock, Inc.	3,500	977,200
Northern Trust Corp.	16,679	969,884
SEI Investments Co.	23,009	704,305

		2,651,389

Chemicals—4.6%
Air Products & Chemicals, Inc.	7,294	688,626
Mosaic Co.	18,480	1,123,954
Rockwood Holdings, Inc.	8,920	594,607

		2,407,187

Commercial Banks—5.1%
PNC Financial Services Group, Inc.	9,851	705,726
U.S. Bancorp	18,010	631,431
Wells Fargo & Co.	33,830	1,371,806

		2,708,963

Communications Equipment—3.9%
F5 Networks, Inc. (a)	4,980	414,386
QUALCOMM, Inc.	25,670	1,629,531

		2,043,917

Computers & Peripherals—5.5%
Apple, Inc.	4,376	1,967,799
EMC Corp. (a)	38,322	948,853

		2,916,652

Diversified Financial Services—2.6%
Citigroup, Inc.	7,460	387,845
JPMorgan Chase & Co.	18,495	1,009,642

		1,397,487

Diversified Telecommunication Services—4.1%
AT&T, Inc.	41,553	1,453,939
Verizon Communications, Inc.	14,322	694,331

		2,148,270

Energy Equipment & Services—6.0%
Cameron International Corp. (a)	13,550	824,789
National Oilwell Varco, Inc.	10,880	764,864
Schlumberger Ltd.	21,340	1,558,460

		3,148,113

Food Products—2.7%
Archer-Daniels-Midland Co.	10,480	337,770
General Mills, Inc.	9,080	427,487
Mead Johnson Nutrition Co.	8,460	685,852

		1,451,109

Health Care Equipment & Supplies—3.8%
Hologic, Inc. (a)	30,200	626,650
Intuitive Surgical, Inc. (a)	684	340,310
Varian Medical Systems, Inc. (a)	15,273	1,023,444

		1,990,404

	Shares	Value
Hotels, Restaurants & Leisure—2.0%
McDonald’s Corp.	8,390	$810,222
Starwood Hotels & Resorts Worldwide, Inc.	3,530	241,099

		1,051,321

Household Products—2.2%
Procter & Gamble Co.	15,160	1,163,682

Industrial Conglomerates—4.6%
General Electric Co.	104,390	2,434,375

Insurance—1.4%
MetLife, Inc.	16,560	732,118

Internet Software & Services—2.7%
Akamai Technologies, Inc. (a)	16,980	783,118
eBay, Inc. (a)	11,790	637,839

		1,420,957

Leisure Equipment & Products—0.8%
Hasbro, Inc.	9,590	426,563

Machinery—3.4%
Caterpillar, Inc.	14,458	1,240,497
Deere & Co.	6,640	578,410

		1,818,907

Metals & Mining—1.5%
Freeport-McMoRan Copper & Gold, Inc.	26,190	813,200

Multi-line Retail—1.7%
Target Corp.	13,160	914,620

Oil, Gas & Consumable Fuels—8.0%
Apache Corp.	6,630	544,522
Exxon Mobil Corp.	22,050	1,994,863
Occidental Petroleum Corp.	9,880	909,651
Southwestern Energy Co. (a)	9,243	348,369
Williams Cos., Inc.	12,220	429,900

		4,227,305

Pharmaceuticals—5.9%
AbbVie, Inc.	19,330	825,198
Johnson & Johnson	10,720	902,410
Pfizer, Inc.	51,380	1,399,077

		3,126,685

Semiconductors & Semiconductor Equipment—2.6%
Intel Corp.	55,480	1,347,054

Software—5.8%
Adobe Systems, Inc. (a)	24,290	1,042,284
Autodesk, Inc. (a)	19,199	724,378
Intuit, Inc.	13,640	797,122
Nuance Communications, Inc. (a)	25,960	493,240

		3,057,024

Total Common Stock (cost—$42,321,241)		51,530,898

	Principal Amount (000s)	Value
Repurchase Agreements—2.4%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $1,246,001; collateralized by Fannie Mae, 2.23%, due 12/6/22, valued at $1,273,600 including accrued interest
(cost—$1,246,000)	$1,246	$1,246,000

Total Investments (cost—$43,567,241)—100.0%		52,776,898

Liabilities in excess of other assets—0.0%		(12,415)

Net Assets—100.0%		$52,764,483

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	111

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Dynamic Emerging
Multi-Asset Fund

	Shares	Value
Mutual Funds—47.4%
PIMCO Emerging Markets Bond (a)(b) (cost—$2,466,226)	197,780	$2,351,602

	Principal Amount (000s)
Corporate Bonds & Notes—8.2%
Germany—8.2%
KFW,
4.00%, 10/15/13 (cost—$405,508)	$400	405,407

Short-Term Investments—52.5%
U.S. Treasury Obligations (c)—32.2%
U.S. Treasury Bills,
0.039%-0.058%, 6/20/13-7/11/2013 (cost—$1,599,934)	1,600	1,599,934

Repurchase Agreements—20.3%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $1,006,001; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $1,030,168 including accrued interest
(cost—$1,006,000)	1,006	1,006,000

Total Short-Term Investments (cost—$2,605,934)		2,605,934

Total Investments (cost—$5,477,668)—108.1%		5,362,943

Liabilities in excess of other assets—(8.1)%		(403,089)

Net Assets—100.0%		$4,959,854

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

AllianzGI Global Managed
Volatility Fund

	Shares	Value
Common Stock—98.5%
Canada—14.0%
Allied Properties Real Estate Investment Trust REIT	1,291	$41,765
Barrick Gold Corp.	2,882	60,545
BCE, Inc.	13,058	586,807
Bell Aliant, Inc.	4,552	123,070
Boardwalk Real Estate Investment Trust REIT	1,463	86,080
Canadian Apartment Properties REIT	5,832	138,550
Cineplex, Inc.	1,240	40,964
Dundee Real Estate Investment Trust, Class A REIT	1,431	47,054
Fairfax Financial Holdings Ltd.	580	234,210
Franco-Nevada Corp.	4,576	190,941
Intact Financial Corp.	1,856	109,829
Manitoba Telecom Services, Inc.	3,483	119,801
RioCan REIT	3,079	81,671
TELUS Corp.	10,224	356,102

		2,217,389

China—7.1%
Bank of Communications Co., Ltd., Class H	267,000	203,257
BYD Co., Ltd., Class H (b)	25,000	108,930
China Citic Bank Corp. Ltd., Class H	84,000	44,969
China Minsheng Banking Corp. Ltd., Class H	50,000	61,089
China Mobile Ltd.	6,700	70,633
China Oilfield Services Ltd., Class H	22,000	46,255
Datang International Power Generation Co., Ltd., Class H	184,000	75,826
Huaneng Power International, Inc., Class H	176,000	179,047
PetroChina Co., Ltd., Class H	244,000	282,656
Skyworth Digital Holdings Ltd.	80,000	53,648

		1,126,310

France—0.3%
UBISOFT Entertainment (b)	3,930	51,376

Hong Kong—5.2%
CLP Holdings Ltd.	25,600	215,396
Hongkong Land Holdings Ltd.	8,000	55,307
Jardine Matheson Holdings Ltd.	4,000	262,501
Link REIT	24,800	127,587
Power Assets Holdings Ltd.	19,200	168,051

		828,842

Israel—1.4%
Mizrahi Tefahot Bank Ltd. (b)	4,455	46,005
Teva Pharmaceutical Industries Ltd.	4,644	177,894

		223,899

Japan—11.5%
Alps Electric Co., Ltd.	6,300	43,162
ANA Holdings, Inc.	55,000	115,433
Eisai Co., Ltd.	900	34,541
FamilyMart Co., Ltd.	1,200	48,644
HIS Co., Ltd.	1,700	67,918
ITOCHU Corp.	8,000	99,141
Japan Airlines Co., Ltd.	1,200	61,509

	Shares	Value
Japan Real Estate Investment Corp. REIT	9	$88,614
Kao Corp.	3,700	115,949
Nippon Building Fund, Inc. REIT	3	30,852
Nippon Telegraph & Telephone Corp.	6,600	325,512
NTT DoCoMo, Inc.	115	168,017
Oriental Land Co., Ltd.	1,400	190,891
Orix JREIT, Inc. REIT	36	38,754
Osaka Gas Co., Ltd.	25,000	100,950
Takeda Pharmaceutical Co., Ltd.	1,000	44,322
Tokyo Gas Co., Ltd.	34,000	182,815
West Japan Railway Co.	1,800	74,861

		1,831,885

Singapore—2.8%
Ascendas Real Estate Investment Trust REIT	119,000	217,687
CapitaMall Trust REIT	92,000	155,847
ComfortDelGro Corp. Ltd.	43,000	64,633

		438,167

Switzerland—1.7%
Nestle S.A.	2,552	169,056
Novartis AG	1,297	92,907

		261,963

United Kingdom—0.3%
AstraZeneca PLC	899	45,997

United States—54.2%
Alleghany Corp. (b)	200	78,000
AMC Networks, Inc., Class A (b)	600	38,412
American Capital Agency Corp. REIT	8,800	227,040
Annaly Capital Management, Inc. REIT	34,400	467,152
AutoZone, Inc. (b)	1,200	490,596
Axis Capital Holdings Ltd.	900	39,204
Campbell Soup Co.	7,500	321,075
Capitol Federal Financial, Inc.	16,500	195,855
Capstead Mortgage Corp. REIT	15,100	185,428
Chimera Investment Corp. REIT	35,800	109,190
Clorox Co.	3,900	324,012
Consolidated Edison, Inc.	3,400	194,038
Dollar General Corp. (b)	4,100	216,480
Dollar Tree, Inc. (b)	1,200	57,648
Duke Energy Corp.	7,766	519,778
Endo Health Solutions, Inc. (b)	3,000	108,900
Exelon Corp.	4,200	131,628
General Mills, Inc.	14,000	659,120
Hatteras Financial Corp. REIT	5,300	136,846
HCA Holdings, Inc.	1,400	54,684
Kellogg Co.	3,000	186,150
Kimberly-Clark Corp.	3,700	358,271
Lorillard, Inc.	2,100	89,124
McDonald’s Corp.	1,900	183,483
MFA Financial, Inc. REIT	12,900	113,262
Mondelez International, Inc., Class A	3,000	88,380
O’Reilly Automotive, Inc. (b)	600	65,346
PepsiCo, Inc.	7,200	581,544
PPL Corp.	4,100	121,770
Procter & Gamble Co.	2,500	191,900
RenaissanceRe Holdings Ltd.	3,600	309,456
Southern Co.	12,300	539,970
Target Corp.	1,700	118,150

112	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Validus Holdings Ltd.	13,200	$476,652
Wal-Mart Stores, Inc.	6,600	493,944
Waste Connections, Inc.	2,000	80,480
Zynga, Inc., Class A (b)	15,000	51,000

		8,603,968

Total Common Stock (cost—$14,668,193)		15,629,796

	Principal Amount (000s)
Repurchase Agreements—3.1%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $486,000; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $501,877 including accrued interest
(cost—$486,000)	$486	486,000

Total Investments (cost—$15,154,193) (a)—101.6%		16,115,796

Liabilities in excess of other assets—(1.6)%		(247,334)

Net Assets—100.0%		$15,868,462

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $4,808,439, representing 30.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2013 were as follows:

Real Estate Investment Trust	14.5%
Electric Utilities	10.8%
Diversified Telecommunication Services	9.4%
Food Products	9.1%
Insurance	7.8%
Household Products	5.5%
Beverages	3.7%
Specialty Retail	3.5%
Food & Staples Retailing	3.4%
Pharmaceuticals	3.2%
Hotels, Restaurants & Leisure	2.8%
Multi-line Retail	2.5%
Commercial Banks	2.3%
Gas Utilities	1.8%
Oil, Gas & Consumable Fuels	1.8%
Industrial Conglomerates	1.6%
Independent Power Producers & Energy Traders	1.6%
Metals & Mining	1.6%
Wireless Telecommunication Services	1.5%
Thrifts & Mortgage Finance	1.2%
Multi-Utilities	1.2%
Airlines	1.1%
Road & Rail	0.9%
Personal Products	0.7%
Automobiles	0.7%
Software	0.6%
Trading Companies & Distributors	0.6%
Tobacco	0.6%
Commercial Services & Supplies	0.5%
Media	0.5%
Real Estate Management & Development	0.3%
Health Care Providers & Services	0.3%
Household Durables	0.3%
Energy Equipment & Services	0.3%
Electronic Equipment, Instruments & Components	0.3%
Repurchase Agreements	3.1%
Liabilities in excess of other assets	(1.6)%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—92.7%
Austria—4.1%
Andritz AG	131,747	$7,173,805

Brazil—3.6%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	394,938	5,023,612
Cia de Saneamento de Minas Gerais	60,900	1,265,314

		6,288,926

Chile—0.9%
Aguas Andinas S.A., Class A	2,188,383	1,624,539

China—3.6%
China Everbright International Ltd. (c)	2,042,000	1,655,744
Guangdong Investment Ltd.	5,214,000	4,563,004

		6,218,748

France—5.9%
Suez Environnement Co.	391,985	5,047,444
Veolia Environnement S.A.	408,397	5,100,630

		10,148,074

Hong Kong—1.1%
Beijing Enterprises Water Group Ltd.	5,000,000	1,893,805
Fook Woo Group Holdings Ltd. (b)(d)	944,000	41,712

		1,935,517

Israel—1.8%
Israel Chemicals Ltd.	278,906	3,102,013

Japan—1.9%
Daiseki Co., Ltd.	86,900	1,417,407
Ebara Corp.	358,000	1,842,026

		3,259,433

Netherlands—2.0%
Arcadis NV	121,543	3,402,893

Sweden—3.3%
Alfa Laval AB	265,855	5,778,503

Switzerland—13.3%
Belimo Holding AG	760	1,743,728
Geberit AG (d)	30,128	7,499,932
Pentair Ltd.	149,010	8,678,342
Sulzer AG	30,060	5,021,983

		22,943,985

United Kingdom—17.8%
Halma PLC	637,405	4,978,057
Pennon Group PLC	300,731	3,106,716
Rotork PLC (c)	117,788	5,079,401
Severn Trent PLC	291,149	9,077,463
Spectris PLC	48,719	1,525,948
United Utilities Group PLC	619,316	7,075,825

		30,843,410

United States—33.4%
American Water Works Co., Inc.	260,238	10,393,906
AMETEK, Inc.	39,933	1,723,109
Aqua America, Inc.	96,615	3,003,760
Badger Meter, Inc.	23,212	1,034,327
Danaher Corp.	165,380	10,223,792
Franklin Electric Co., Inc.	105,186	3,556,339
Gorman-Rupp Co.	42,213	1,235,152
IDEX Corp.	136,550	7,517,077
Lindsay Corp.	25,989	2,111,606

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	113

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Roper Industries, Inc.	12,315	$1,529,769
Tetra Tech, Inc. (d)	179,827	4,957,830
Watts Water Technologies, Inc., Class A	83,551	3,977,028
Xylem, Inc.	231,820	6,523,415

		57,787,110

Total Common Stock (cost—$140,682,585)		160,506,956

	Principal Amount (000s)
Repurchase Agreements—6.9%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $12,013,010; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $12,256,356 including accrued interest
(cost—$12,013,000)	$12,013	12,013,000

Total Investments (cost—$152,695,585) (a)—99.6%		172,519,956

Other assets less liabilities—0.4%		675,266

Net Assets—100.0%		$173,195,222

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $75,265,136, representing 43.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $41,712, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Machinery	31.6%
Water Utilities	27.0%
Industrial Conglomerates	5.9%
Multi-Utilities	5.9%
Building Products	5.4%
Commercial Services & Supplies	4.7%
Electronic Equipment, Instruments & Components	4.4%
Electrical Equipment	4.0%
Construction & Engineering	2.0%
Chemicals	1.8%
Repurchase Agreements	6.9%
Other assets less liabilities	0.4%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—97.2%
Advertising—0.5%
Affinion Group, Inc.,
11.50%, 10/15/15	$2,395	$2,059,700

Aerospace & Defense—3.1%
AAR Corp.,
7.25%, 1/15/22	3,165	3,449,850
Erickson Air-Crane, Inc. (a)(b),
8.25%, 5/1/20	2,750	2,842,813
TransDigm, Inc.,
7.75%, 12/15/18	2,905	3,184,606
Triumph Group, Inc.,
8.00%, 11/15/17	2,795	2,969,687

		12,446,956

Apparel & Textiles—0.7%
Quiksilver, Inc.,
6.875%, 4/15/15	2,705	2,708,408

Auto Components—5.3%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,665	1,800,281
7.75%, 11/15/19	3,580	4,099,100
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,435	3,495,113
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	3,750	4,101,562
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	2,965	3,317,094
Titan International, Inc.,
7.875%, 10/1/17 (a)(b)	1,860	1,999,500
7.875%, 10/1/17	2,305	2,477,875

		21,290,525

Auto Manufacturers—2.7%
Chrysler Group LLC,
8.25%, 6/15/21	3,305	3,751,175
Jaguar Land Rover Automotive PLC (a)(b),
7.75%, 5/15/18	3,310	3,624,450
Navistar International Corp.,
8.25%, 11/1/21	3,245	3,322,069

		10,697,694

Banking—1.2%
Ally Financial, Inc.,
8.00%, 3/15/20	2,940	3,513,300
8.30%, 2/12/15	1,000	1,102,500

		4,615,800

Building Materials—1.1%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,790	4,292,175

Chemicals—0.6%
Omnova Solutions, Inc.,
7.875%, 11/1/18	2,260	2,429,500

Coal—0.9%
Arch Coal, Inc. (a)(b),
9.875%, 6/15/19	3,415	3,534,525

Commercial Services—9.9%
Avis Budget Car Rental LLC,
9.625%, 3/15/18	1,285	1,423,138
9.75%, 3/15/20	500	586,250
Cardtronics, Inc.,
8.25%, 9/1/18	2,690	2,925,375
Cenveo Corp.,
11.50%, 5/15/17	3,610	3,095,575
Deluxe Corp.,
7.00%, 3/15/19	1,650	1,802,625
Envision Healthcare,
8.125%, 6/1/19	3,206	3,510,570

	Principal Amount (000s)	Value
ExamWorks Group, Inc.,
9.00%, 7/15/19	$3,695	$4,082,975
H&E Equipment Services, Inc.,
7.00%, 9/1/22	3,380	3,667,300
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	325	327,031
9.75%, 8/1/18 (a)(b)	2,550	2,798,625
Hertz Corp.,
6.75%, 4/15/19	2,595	2,831,794
Interactive Data Corp.,
10.25%, 8/1/18	3,375	3,805,312
Monitronics International, Inc.,
9.125%, 4/1/20	2,430	2,636,550
United Rentals North America, Inc.,
8.25%, 2/1/21	1,980	2,202,750
8.375%, 9/15/20	3,610	3,952,950

		39,648,820

Computers—1.8%
j2 Global, Inc.,
8.00%, 8/1/20	4,395	4,746,600
Unisys Corp.,
6.25%, 8/15/17	2,150	2,311,250

		7,057,850

Distribution/Wholesale—0.8%
HD Supply, Inc.,
10.50%, 1/15/21	3,205	3,337,206

Diversified Financial Services—7.1%
Aircastle Ltd.,
9.75%, 8/1/18	2,410	2,735,350
Community Choice Financial, Inc.,
10.75%, 5/1/19	3,275	3,242,250
International Lease Finance Corp.,
8.25%, 12/15/20	3,480	4,228,200
8.75%, 3/15/17	3,050	3,625,687
National Money Mart Co.,
10.375%, 12/15/16	2,599	2,797,174
Nationstar Mortgage LLC (a)(b),
7.875%, 10/1/20	2,265	2,491,500
9.625%, 5/1/19	2,640	3,036,000
SLM Corp.,
8.45%, 6/15/18	3,750	4,181,250
Springleaf Finance Corp.,
6.90%, 12/15/17	2,055	2,139,769

		28,477,180

Electric Utilities—0.3%
Texas Competitive Electric Holdings Co. LLC (a)(b),
11.50%, 10/1/20	1,490	1,177,100

Electrical Equipment—0.9%
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	3,445	3,591,413

Electronics—2.5%
Kemet Corp.,
10.50%, 5/1/18	3,069	3,184,087
NXP BV (a)(b),
9.75%, 8/1/18	2,655	3,013,425
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	3,550	3,816,250

		10,013,762

Engineering & Construction—0.6%
Dycom Investments, Inc.,
7.125%, 1/15/21	2,175	2,365,313

Healthcare-Products—1.0%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	3,695	4,018,312

Healthcare-Services—1.3%
Community Health Systems, Inc.,
7.125%, 7/15/20	1,500	1,648,125

114	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Principal Amount (000s)	Value
8.00%, 11/15/19	$3,195	$3,530,475

		5,178,600

Home Builders—3.8%
Beazer Homes USA, Inc.,
7.25%, 2/1/23 (a)(b)	2,750	2,925,313
9.125%, 5/15/19	2,280	2,505,150
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	2,695	2,897,125
KB Home, 8.00%, 3/15/20	2,215	2,613,700
Standard Pacific Corp., 8.375%, 5/15/18	3,115	3,687,381
William Lyon Homes, Inc. (a)(b),
8.50%, 11/15/20	680	760,750

		15,389,419

Household Products/Wares—1.5%
Jarden Corp.,
7.50%, 5/1/17	930	1,062,525
Mead Products LLC (a)(b),
6.75%, 4/30/20	1,500	1,582,500
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	3,115	3,407,031

		6,052,056

Internet—1.6%
Mood Media Corp. (a)(b),
9.25%, 10/15/20	3,120	3,073,200
Zayo Group LLC,
8.125%, 1/1/20	3,005	3,350,575

		6,423,775

Iron/Steel—1.3%
AK Steel Corp.,
8.375%, 4/1/22	1,800	1,620,000
ArcelorMittal,
10.35%, 6/1/19	2,830	3,516,275

		5,136,275

Leisure—0.5%
NCL Corp. Ltd.,
9.50%, 11/15/18	1,891	2,141,558

Lodging—2.7%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	2,745	2,875,387
12.75%, 4/15/18	2,495	1,758,975
MGM Resorts International,
11.375%, 3/1/18	3,300	4,290,000
Wynn Las Vegas LLC,
7.75%, 8/15/20	1,670	1,891,275

		10,815,637

Media—5.4%
Cablevision Systems Corp.,
8.625%, 9/15/17	2,960	3,463,200
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,045	950,950
Clear Channel Worldwide Holdings, Inc. (a)(b),
6.50%, 11/15/22	2,315	2,453,900
McClatchy Co. (a)(b),
9.00%, 12/15/22	2,610	2,831,850
McGraw-Hill Global Education Holdings LLC (a)(b),
9.75%, 4/1/21	3,745	3,908,844
Media General, Inc.,
11.75%, 2/15/17	3,210	3,595,200
Nexstar Broadcasting, Inc. (a)(b),
6.875%, 11/15/20	2,780	2,974,600
Sinclair Television Group, Inc. (a)(b),
9.25%, 11/1/17	1,205	1,292,362

		21,470,906

	Principal Amount (000s)	Value
Mining—0.7%
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	$3,235	$2,943,850

Miscellaneous Manufacturing—1.0%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,680	4,121,600

Oil & Gas—11.5%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	2,745	3,033,225
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	3,615	3,958,425
Chesapeake Energy Corp.,
6.625%, 8/15/20	2,455	2,743,462
Concho Resources, Inc.,
7.00%, 1/15/21	3,600	3,933,000
CVR Refining LLC (a)(b),
6.50%, 11/1/22	3,580	3,723,200
Endeavour International Corp.,
12.00%, 3/1/18	3,770	3,562,650
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,990	3,333,850
EP Energy LLC,
9.375%, 5/1/20	3,325	3,786,344
EV Energy Partners L.P.,
8.00%, 4/15/19	1,335	1,378,388
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,585	2,856,425
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	3,195	3,338,775
PBF Holding Co. LLC,
8.25%, 2/15/20	2,570	2,852,700
Pioneer Energy Services Corp.,
9.875%, 3/15/18	1,080	1,182,600
United Refining Co.,
10.50%, 2/28/18	2,560	2,918,400
Vanguard Natural Resources LLC,
7.875%, 4/1/20	3,275	3,520,625

		46,122,069

Pharmaceuticals—0.8%
Endo Health Solutions, Inc.,
7.00%, 12/15/20	2,855	3,090,538

Real Estate Investment Trust—1.0%
iStar Financial, Inc.,
7.125%, 2/15/18	3,580	3,884,300

Retail—6.7%
Bon-Ton Department Stores, Inc. (a)(b),
8.00%, 6/15/21	1,345	1,387,031
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,530	3,750,625
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	1,790	2,022,700
DineEquity, Inc.,
9.50%, 10/30/18	3,600	4,068,000
Fifth & Pacific Cos., Inc.,
10.50%, 4/15/19	3,840	4,300,800
Rite Aid Corp.,
9.50%, 6/15/17	3,310	3,429,988
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,265	3,628,231
Toys R Us, Inc.,
10.375%, 8/15/17	3,750	4,115,625

		26,703,000

Semiconductors—1.7%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	3,195	3,322,800

	Principal Amount (000s)	Value
Freescale Semiconductor, Inc. (a)(b),
10.125%, 3/15/18	$2,930	$3,288,925

		6,611,725

Software—1.5%
First Data Corp.,
10.625%, 6/15/21 (a)(b)	3,305	3,338,050
12.625%, 1/15/21	2,510	2,754,725

		6,092,775

Telecommunications—11.8%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	4,340	4,470,200
Clearwire Communications LLC (a)(b),
12.00%, 12/1/15	3,500	3,749,550
Consolidated Communications Finance Co.,
10.875%, 6/1/20	3,000	3,480,000
Cricket Communications, Inc.,
7.75%, 10/15/20	3,620	3,629,050
EarthLink, Inc.,
7.375%, 6/1/20 (a)(b)	3,390	3,356,100
8.875%, 5/15/19	3,477	3,511,770
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,260	3,659,350
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	3,695	3,999,837
ITC Deltacom, Inc., 10.50%, 4/1/16	3,436	3,636,834
MetroPCS Wireless, Inc., 6.625%, 11/15/20	1,250	1,342,188
NII Capital Corp., 8.875%, 12/15/19	3,260	2,966,600
NII International Telecom SCA (a)(b),
7.875%, 8/15/19	1,040	1,016,600
Sprint Nextel Corp.,
6.00%, 11/15/22	1,235	1,278,225
11.50%, 11/15/21	3,085	4,272,725
West Corp., 7.875%, 1/15/19	1,340	1,458,925
Windstream Corp., 7.50%, 6/1/22	1,500	1,597,500

		47,425,454

Transportation—1.4%
Quality Distribution LLC, 9.875%, 11/1/18	1,405	1,577,113
Swift Services Holdings, Inc.,
10.00%, 11/15/18	3,505	4,021,987

		5,599,100

Total Corporate Bonds & Notes (cost—$370,138,036)		388,964,876

Repurchase Agreements—1.4%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $5,520,005; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $5,631,381 including accrued interest
(cost—$5,520,000)	5,520	5,520,000

Total Investments (cost—$375,658,036)—98.6%		394,484,876

Other assets less liabilities—1.4%		5,690,954

Net Assets—100.0%		$400,175,830

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	115

Schedule of Investments

May 31, 2013 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $74,916,788, representing 18.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—97.6%
Austria—1.5%
Schoeller-Bleckmann Oilfield Equipment AG	13,989	$1,435,029

China—5.0%
China Everbright International Ltd. (c)	1,535,000	1,244,646
China Machinery Engineering Corp., Class H (d)	1,350,000	950,813
Golden Wheel Tiandi Holdings Co., Ltd.	1,738,000	289,631
Sunny Optical Technology Group Co., Ltd.	544,000	776,745
Tiangong International Co., Ltd. (c)	4,600,000	1,586,177

		4,848,012

Denmark—7.2%
Christian Hansen Holding A/S	22,131	788,967
DSV A/S	42,160	1,011,994
Jyske Bank A/S (d)	34,204	1,350,506
Pandora A/S	31,836	1,110,081
SimCorp A/S (c)	5,668	1,745,619
Topdanmark A/S (d)	41,070	1,046,605

		7,053,772

Finland—1.7%
Vacon PLC (c)	24,145	1,663,270

France—2.6%
Sartorius Stedim Biotech	12,978	1,672,139
Virbac S.A.	4,186	909,966

		2,582,105

Germany—8.4%
Aareal Bank AG (c)(d)	56,334	1,389,284
Bechtle AG	16,960	836,968
Gerry Weber International AG	20,334	865,594
MTU Aero Engines Holding AG	12,705	1,276,194
Pfeiffer Vacuum Technology AG (c)	12,890	1,381,736
United Internet AG (c)	43,714	1,240,873
Wirecard AG	41,127	1,180,054

		8,170,703

Greece—0.8%
Hellenic Telecommunications Organization S.A. (d)	88,882	777,931

Hong Kong—4.1%
AAC Technologies Holdings, Inc.	32,000	182,450
Dah Sing Financial Holdings Ltd.	44,000	195,754
Emperor International Holdings	2,750,000	832,720
Future Bright Holdings Ltd.	960,000	326,170
Ju Teng International Holdings Ltd.	2,718,000	1,777,832
Tongda Group Holdings Ltd.	9,310,000	678,879

		3,993,805

Indonesia—2.2%
Erajaya Swasembada Tbk PT (d)	2,507,500	881,785

	Shares	Value
Surya Semesta Internusa Tbk PT	7,375,500	$1,245,506

		2,127,291

Ireland—3.4%
Bank of Ireland (d)	3,790,914	873,540
Glanbia PLC	90,858	1,232,017
Paddy Power PLC	14,948	1,259,949

		3,365,506

Italy—3.9%
De’Longhi SpA	68,457	1,052,194
Mediolanum SpA	156,080	1,036,318
Yoox SpA (d)	81,109	1,670,752

		3,759,264

Japan—26.5%
Aica Kogyo Co., Ltd.	68,500	1,280,370
Anritsu Corp.	102,000	1,377,559
Denki Kogyo Co., Ltd.	132,000	692,364
Don Quijote Co., Ltd.	22,300	1,004,979
Kakaku.com, Inc.	51,500	1,242,145
KYB Co., Ltd.	216,000	1,194,889
Nichiha Corp.	102,600	1,452,175
Park24 Co., Ltd.	44,000	817,251
Rohto Pharmaceutical Co., Ltd.	78,000	1,132,249
Ship Healthcare Holdings, Inc.	34,500	1,246,175
Suruga Bank Ltd.	76,000	1,138,426
Tadano Ltd.	155,000	1,808,177
Taiheiyo Cement Corp.	481,000	1,385,907
Tatsuta Electric Wire and Cable Co., Ltd.	136,600	1,201,680
THK Co., Ltd.	48,500	1,029,458
Tokai Tokyo Financial Holdings, Inc.	120,700	817,688
Tokyo Tatemono Co., Ltd.	169,000	1,265,923
Toshiba Plant Systems & Services Corp.	68,000	979,367
TS Tech Co., Ltd.	56,600	1,773,174
UT Holdings Co., Ltd.	1,804	1,764,587
Yaskawa Electric Corp.	104,000	1,255,969

		25,860,512

Korea (Republic of)—1.2%
KH Vatec Co., Ltd. (d)	15,800	400,021
Modetour Network, Inc.	14,300	364,777
Partron Co., Ltd.	10,500	230,094
Silicon Works Co., Ltd.	6,997	153,402

		1,148,294

Malaysia—0.5%
Gamuda Bhd.	301,300	469,104

Netherlands—2.3%
Nutreco NV	28,998	1,230,733
Unit 4 NV (c)	28,781	1,012,181

		2,242,914

Norway—2.3%
ProSafe SE	104,661	977,421
Schibsted ASA	29,322	1,234,632

		2,212,053

Philippines—2.5%
Alliance Global Group, Inc.	1,428,700	807,682
Century Properties Group, Inc.	8,100,000	378,919
Global-Estate Resorts, Inc. (d)	7,934,000	400,268
Robinsons Land Corp.	1,714,000	888,020

		2,474,889

Singapore—1.0%
Courts Asia Ltd. (d)	1,151,000	980,223

116	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
Spain—1.0%
Tecnicas Reunidas S.A.	20,429	$986,339

Sweden—4.3%
Axis Communications AB	43,440	1,134,640
Betsson AB (d)	38,063	921,591
Betsson AB (Redemption Shares) (d)	38,063	54,307
Elekta AB, Class B (c)	63,548	966,529
Wallenstam AB, Class B	82,810	1,123,772

		4,200,839

Switzerland—2.4%
Burckhardt Compression Holding AG (c)	3,520	1,337,212
GAM Holding AG (d)	58,097	1,011,880

		2,349,092

Thailand—1.9%
Major Cineplex Group PCL (b)	920,000	708,206
Unique Engineering & Construction PCL (b)	3,251,000	1,144,111

		1,852,317

United Kingdom—10.9%
Aveva Group PLC (c)	29,311	1,071,192
Elementis PLC	214,970	759,664
Hikma Pharmaceuticals PLC	87,761	1,290,302
Michael Page International PLC	235,269	1,366,493
Restaurant Group PLC	203,842	1,598,170
Rotork PLC (c)	36,403	1,569,816
Spirax-Sarco Engineering PLC (c)	42,864	1,830,690
Victrex PLC (c)	44,539	1,142,834

		10,629,161

Total Common Stock (cost—$77,266,507)		95,182,425

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $1,836,002; collateralized by Federal Home Loan Bank, 3.30%, due 8/27/32, valued at $1,874,513 including accrued interest
(cost—$1,836,000)	$1,836	1,836,000

Total Investments (cost—$79,102,507) (a)—99.5%		97,018,425

Other assets less liabilities—0.5%		512,342

Net Assets—100.0%		$97,530,767

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $84,637,736, representing 86.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $1,852,317, representing 1.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Machinery	9.3%
Electronic Equipment, Instruments & Components	7.5%
Real Estate Management & Development	5.3%
Construction & Engineering	5.0%
Hotels, Restaurants & Leisure	4.6%
Software	3.9%
Commercial Banks	3.7%
Energy Equipment & Services	3.5%
Pharmaceuticals	3.4%
Auto Components	3.0%
Electrical Equipment	2.9%
Building Products	2.8%
Chemicals	2.8%
Health Care Equipment & Supplies	2.7%
Internet Software & Services	2.6%
Food Products	2.5%
Insurance	2.2%
Commercial Services & Supplies	2.1%
IT Services	2.1%
Communications Equipment	2.1%
Textiles, Apparel & Luxury Goods	2.0%
Media	2.0%
Semiconductors & Semiconductor Equipment	2.0%
Capital Markets	1.8%
Internet & Catalog Retail	1.7%
Metals & Mining	1.6%
Thrifts & Mortgage Finance	1.4%
Construction Materials	1.4%
Professional Services	1.4%
Aerospace & Defense	1.3%
Health Care Providers & Services	1.3%
Household Durables	1.1%
Road & Rail	1.0%
Multi-line Retail	1.0%
Specialty Retail	1.0%
Industrial Conglomerates	0.8%
Diversified Telecommunication Services	0.8%
Repurchase Agreements	1.9%
Other assets less liabilities	0.5%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.1%
Air Freight & Logistics—0.6%
XPO Logistics, Inc. (a)	13,700	$227,831

Auto Components—2.2%
Gentherm, Inc. (a)	16,600	305,772
Stoneridge, Inc. (a)	17,000	190,570
Tower International, Inc. (a)	14,000	264,740

		761,082

Biotechnology—5.6%
ACADIA Pharmaceuticals, Inc. (a)	27,700	389,739
Celldex Therapeutics, Inc. (a)	21,300	272,427
Coronado Biosciences, Inc. (a)	10,700	105,716
Ligand Pharmaceuticals, Inc., Class B (a)	10,900	326,019
Neurocrine Biosciences, Inc. (a)	23,200	299,976
Orexigen Therapeutics, Inc. (a)	30,900	195,597
Repligen Corp. (a)	30,100	249,228
Sangamo Biosciences, Inc. (a)	16,600	132,800

		1,971,502

Building Products—2.9%
Builders FirstSource, Inc. (a)	43,300	291,842
NCI Building Systems, Inc. (a)	17,800	257,210
Patrick Industries, Inc. (a)	15,200	296,248
PGT, Inc. (a)	21,900	180,675

		1,025,975

Capital Markets—3.3%
HFF, Inc., Class A	18,200	342,342
ICG Group, Inc. (a)	24,300	269,973
Investment Technology Group, Inc. (a)	21,400	295,534
Medley Capital Corp.	17,849	259,703

		1,167,552

Chemicals—1.8%
American Vanguard Corp.	9,600	292,416
Landec Corp. (a)	24,100	338,364

		630,780

Commercial Banks—2.6%
Banner Corp.	10,600	340,048
Eagle Bancorp, Inc. (a)	12,430	279,799
First Merchants Corp.	18,500	306,360

		926,207

Communications Equipment—1.5%
CalAmp Corp. (a)	28,400	374,028
Calix, Inc. (a)	13,600	142,528

		516,556

Computers & Peripherals—0.9%
Datalink Corp. (a)	28,700	328,902

Construction & Engineering—1.2%
Great Lakes Dredge & Dock Corp.	32,800	272,240
Orion Marine Group, Inc. (a)	13,400	160,934

		433,174

Diversified Consumer Services—0.7%
Carriage Services, Inc.	13,500	255,555

Diversified Telecommunication Services—1.8%
8x8, Inc. (a)	41,400	342,378
inContact, Inc. (a)	43,000	312,180

		654,558

Electrical Equipment—1.2%
Coleman Cable, Inc.	11,500	213,900

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	117

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
PowerSecure International, Inc. (a)	15,900	$214,332

		428,232

Electronic Equipment, Instruments & Components—2.3%
Fabrinet (a)	17,400	252,822
Measurement Specialties, Inc. (a)	6,100	271,145
Methode Electronics, Inc.	19,200	302,016

		825,983

Energy Equipment & Services—0.8%
Matrix Service Co. (a)	17,800	293,522

Food Products—1.2%
Boulder Brands, Inc. (a)	23,800	249,662
Inventure Foods, Inc. (a)	24,700	185,744

		435,406

Health Care Equipment & Supplies—11.8%
Anika Therapeutics, Inc. (a)	17,800	262,728
Antares Pharma, Inc. (a)	60,300	244,818
Cantel Medical Corp.	13,750	468,050
Cardiovascular Systems, Inc. (a)	13,700	281,535
Cutera, Inc. (a)	20,900	196,669
Cynosure, Inc., Class A (a)	12,900	321,339
Endologix, Inc. (a)	19,200	258,048
GenMark Diagnostics, Inc. (a)	24,600	366,540
ICU Medical, Inc. (a)	3,000	214,170
Spectranetics Corp. (a)	23,300	435,710
Staar Surgical Co. (a)	24,300	216,270
SurModics, Inc. (a)	12,500	296,750
Symmetry Medical, Inc. (a)	26,100	243,513
TearLab Corp. (a)	11,800	124,136
Trinity Biotech PLC ADR	13,500	236,655

		4,166,931

Health Care Providers & Services—4.8%
AMN Healthcare Services, Inc. (a)	36,500	488,735
Capital Senior Living Corp. (a)	21,700	569,625
Five Star Quality Care, Inc. (a)	47,700	244,701
Providence Service Corp. (a)	14,400	379,584

		1,682,645

Health Care Technology—1.6%
HealthStream, Inc. (a)	10,100	270,478
Omnicell, Inc. (a)	15,600	282,828

		553,306

Hotels, Restaurants & Leisure—2.3%
AFC Enterprises, Inc. (a)	14,100	514,086
Jamba, Inc. (a)	96,100	287,339

		801,425

Household Durables—1.8%
Libbey, Inc. (a)	14,600	308,936
M/I Homes, Inc. (a)	13,900	345,415

		654,351

Insurance—3.0%
eHealth, Inc. (a)	11,700	288,054
Homeowners Choice, Inc.	11,700	406,692
Stewart Information Services Corp.	13,200	365,508

		1,060,254

Internet Software & Services—5.2%
Blucora, Inc. (a)	14,100	257,325
Internap Network Services Corp. (a)	38,600	308,028
SciQuest, Inc. (a)	12,800	293,760
SPS Commerce, Inc. (a)	9,900	534,303
Web.com Group, Inc. (a)	15,100	316,949

	Shares	Value
Zix Corp. (a)	33,300	$132,867

		1,843,232

IT Services—1.8%
Computer Task Group, Inc.	12,600	281,232
Virtusa Corp. (a)	15,100	354,246

		635,478

Leisure Equipment & Products—1.5%
Arctic Cat, Inc.	6,200	290,718
Nautilus, Inc. (a)	31,100	248,489

		539,207

Life Sciences Tools & Services—1.7%
Albany Molecular Research, Inc. (a)	28,600	314,600
Cambrex Corp. (a)	22,100	304,096

		618,696

Machinery—2.9%
American Railcar Industries, Inc.	6,300	214,200
LB Foster Co., Class A	6,500	288,015
Manitex International, Inc. (a)	22,700	246,295
Wabash National Corp. (a)	25,600	268,800

		1,017,310

Media—1.9%
Carmike Cinemas, Inc. (a)	14,700	260,484
MDC Partners, Inc., Class A	8,600	151,618
ReachLocal, Inc. (a)	18,800	261,320

		673,422

Oil, Gas & Consumable Fuels—1.9%
Callon Petroleum Co. (a)	8,000	29,760
Penn Virginia Corp.	34,500	160,770
StealthGas, Inc. (a)	23,500	248,395
Synergy Resources Corp. (a)	35,000	236,950

		675,875

Paper & Forest Products—0.7%
Neenah Paper, Inc.	8,100	254,421

Pharmaceuticals—2.6%
Endocyte, Inc. (a)	11,300	154,697
Pacira Pharmaceuticals, Inc. (a)	8,000	234,400
Santarus, Inc. (a)	23,900	532,253

		921,350

Professional Services—2.1%
Barrett Business Services, Inc.	7,800	454,974
GP Strategies Corp. (a)	11,600	290,116

		745,090

Road & Rail—4.3%
Arkansas Best Corp.	12,200	232,898
Celadon Group, Inc.	13,100	255,581
Roadrunner Transportation Systems, Inc. (a)	13,200	365,640
Saia, Inc. (a)	13,600	649,876

		1,503,995

Semiconductors & Semiconductor Equipment—3.3%
Ambarella, Inc. (a)	8,700	140,679
Exar Corp. (a)	26,800	302,304
PDF Solutions, Inc. (a)	29,200	535,236
Rudolph Technologies, Inc. (a)	16,400	201,064

		1,179,283

Software—3.8%
Actuate Corp. (a)	33,000	222,750
Ellie Mae, Inc. (a)	7,800	174,642
Monotype Imaging Holdings, Inc.	14,800	336,848
PROS Holdings, Inc. (a)	13,000	376,090

	Shares	Value
Seachange International, Inc. (a)	20,300	$218,428

		1,328,758

Specialty Retail—2.1%
America’s Car-Mart, Inc. (a)	4,700	211,923
Lithia Motors, Inc., Class A	5,900	307,331
MarineMax, Inc. (a)	19,100	219,459

		738,713

Textiles, Apparel & Luxury Goods—1.0%
Movado Group, Inc.	9,700	350,170

Thrifts & Mortgage Finance—1.8%
BofI Holding, Inc. (a)	9,200	430,744
HomeStreet, Inc.	8,400	192,024

		622,768

Trading Companies & Distributors—3.6%
Aceto Corp.	25,000	318,250
CAI International, Inc. (a)	12,200	312,076
DXP Enterprises, Inc. (a)	4,900	289,443
H&E Equipment Services, Inc.	15,000	335,700

		1,255,469

Total Common Stock (cost—$23,805,439)		34,704,966

	Units
Warrants—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (cost—$0)	9,960	996

	Principal Amount (000s)
Repurchase Agreements—2.6%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $903,001; collateralized by Federal Home Loan Bank, 3.30%, due 8/27/32, valued at $922,688 including accrued interest
(cost—$903,000)	$903	903,000

Total Investments (cost—$24,708,439)—100.7%		35,608,962

Liabilities in excess of other assets—(0.7)%		(264,385)

Net Assets—100.0%		$35,344,577

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

118	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (c)(d)—41.8%
AllianzGI Global Commodity Equity	95,829	$1,625,257
PIMCO CommoditiesPLUS Strategy	50,421	528,408

Total Mutual Funds (cost—$2,156,833)		2,153,665

Common Stock—34.5%
Australia—3.2%
CFS Retail Property Trust Group REIT	4,280	8,205
Dexus Property Group REIT	9,690	10,152
Federation Centres REIT	2,930	6,945
Goodman Group REIT	3,760	18,351
GPT Group REIT	3,240	11,999
Lend Lease Group	1,120	10,658
Mirvac Group REIT	7,750	12,353
Stockland REIT	4,850	16,820
Westfield Group REIT	4,700	51,588
Westfield Retail Trust REIT	6,150	18,048

		165,119

Austria—0.2%
IMMOFINANZ AG (e)	2,020	8,265

Canada—1.3%
Brookfield Asset Management, Inc., Class A	1,230	43,375
Brookfield Office Properties, Inc.	630	10,829
H&R Real Estate Investment Trust REIT	220	4,904
RioCan REIT	320	8,488

		67,596

France—1.5%
Fonciere Des Regions REIT	60	5,074
Gecina S.A. REIT	50	6,086
ICADE REIT	60	5,409
Klepierre REIT	230	9,901
Unibail-Rodamco SE REIT	200	49,136

		75,606

Hong Kong—4.8%
Cheung Kong Holdings Ltd.	3,090	43,517
Hang Lung Properties Ltd.	5,000	17,478
Henderson Land Development Co., Ltd.	1,960	13,738
Hysan Development Co., Ltd.	1,450	6,446
Kerry Properties Ltd.	1,700	6,902
Link REIT	5,110	26,289
New World Development Co., Ltd.	7,830	12,410
Sino Land Co., Ltd.	6,840	10,172
Sun Hung Kai Properties Ltd.	3,400	45,123
Swire Pacific Ltd., Class A	1,460	18,486
Swire Properties Ltd.	2,670	8,300
Wharf Holdings Ltd.	3,240	28,773
Wheelock & Co., Ltd.	2,140	12,019

		249,653

Japan—3.4%
Aeon Mall Co., Ltd.	130	3,404
Daito Trust Construction Co., Ltd.	170	15,822
Daiwa House Industry Co., Ltd.	1,110	20,977
Hulic Co., Ltd.	600	5,028
Japan Prime Realty Investment Corp. REIT	2	6,213
Japan Real Estate Investment Corp. REIT	1	9,846

	Shares	Value
Japan Retail Fund Investment Corp. REIT	2	$3,797
Mitsubishi Estate Co., Ltd.	1,540	37,941
Mitsui Fudosan Co., Ltd.	1,020	28,140
Nippon Building Fund, Inc. REIT	1	10,284
Nomura Real Estate Holdings, Inc.	200	4,435
Nomura Real Estate Office Fund, Inc. REIT	1	5,675
NTT Urban Development Corp.	2	2,291
Sumitomo Realty & Development Co., Ltd.	430	16,445
Tokyu Land Corp.	830	7,501

		177,799

Netherlands—0.1%
Corio NV REIT	150	6,686

Singapore—1.4%
Ascendas Real Estate Investment Trust REIT	4,520	8,268
CapitaCommercial Trust REIT	3,940	4,713
CapitaLand Ltd.	5,850	15,916
CapitaMall Trust REIT	5,170	8,758
CapitaMalls Asia Ltd.	3,240	4,898
City Developments Ltd.	980	8,314
Global Logistic Properties Ltd.	4,700	10,395
Keppel Land Ltd.	1,600	4,700
UOL Group Ltd.	1,110	5,852

		71,814

Switzerland—0.2%
Swiss Prime Site AG (e)	110	8,271

United Kingdom—1.3%
British Land Co. PLC REIT	1,750	16,103
Hammerson PLC REIT	1,580	12,251
Intu Properties PLC REIT	1,220	6,255
Land Securities Group PLC REIT	1,750	24,685
Segro PLC REIT	1,800	7,585

		66,879

United States—17.1%
American Capital Agency Corp. REIT	750	19,350
American Tower Corp. REIT	850	66,164
Annaly Capital Management, Inc. REIT	2,120	28,790
AvalonBay Communities, Inc. REIT	250	33,165
Boston Properties, Inc. REIT	340	36,237
Brookfield Property Partners L.P.	70	1,475
Camden Property Trust REIT	180	12,465
CBRE Group, Inc., Class A (e)	720	16,690
Digital Realty Trust, Inc. REIT	270	16,446
Duke Realty Corp. REIT	650	10,771
Equity Residential REIT	700	39,585
Federal Realty Investment Trust REIT	140	15,085
General Growth Properties, Inc. REIT	980	20,119
HCP, Inc. REIT	1,030	48,801
Health Care REIT, Inc. REIT	570	38,777
Host Hotels & Resorts, Inc. REIT	1,620	28,820
Kimco Realty Corp. REIT	910	20,156
Liberty Property Trust REIT	250	10,145
Macerich Co. REIT	310	20,122
Plum Creek Timber Co., Inc. REIT	370	17,649
Prologis, Inc. REIT	1,010	40,703
Public Storage REIT	320	48,576
Rayonier, Inc. REIT	280	15,512
Realty Income Corp. REIT	300	13,635
Regency Centers Corp. REIT	190	9,804
Simon Property Group, Inc. REIT	670	111,515

	Shares	Value
SL Green Realty Corp. REIT	210	$18,266
UDR, Inc. REIT	550	13,403
Ventas, Inc. REIT	670	47,818
Vornado Realty Trust REIT	360	28,782
Weyerhaeuser Co. REIT	1,150	34,293

		883,119

Total Common Stock (cost—$1,729,515)		1,780,807

	Principal Amount (000s)
U.S. Treasury Obligations (b)—18.1%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40	$53	69,033
2.375%, 1/15/25	98	123,254
3.875%, 4/15/29	69	106,166
U.S. Treasury Inflation Indexed Notes,
0.625%, 7/15/21	173	188,538
2.375%, 1/15/17	398	448,641

Total U.S. Treasury Obligations (cost—$985,050)		935,632

Total Investments (cost—$4,871,398) (a)—94.4%		4,870,104

Other assets less liabilities—5.6%		288,795

Net Assets—100.0%		$5,158,899

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $830,092, representing 16.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(c) Affiliated fund.

(d) Institutional Class share.

(e) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Mutual Funds	41.8%
Real Estate Investment Trust	24.6%
U.S. Treasury Obligations	18.1%
Real Estate Management & Development	9.9%
Other assets less liabilities	5.6%

100.0%

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	119

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—84.2%
Brazil—5.9%
Cia de Saneamento Basico do Estado de Sao Paulo	3,200	$40,160
Cia de Saneamento de Minas Gerais	1,900	39,476
Cia Energetica de Minas Gerais	3,824	38,924
Energias do Brasil S.A.	6,700	39,572
Even Construtora e Incorporadora S.A.	9,500	36,815
Grendene S.A.	4,000	36,605
Minerva S.A. (d)	8,100	39,899
Sul America S.A. UNIT	5,663	36,617
Transmissora Alianca de Energia Eletrica S.A. UNIT	3,900	42,245
Vale S.A.	2,500	35,542

		385,855

Chile—0.7%
Administrada de Fondos de Pensiones Habitat S.A.	22,065	42,690

China—22.0%
Agricultural Bank of China Ltd., Class H	88,000	41,142
Anhui Expressway Co., Class H	80,400	41,848
Anxin-China Holdings Ltd.	186,000	45,369
Bank of China Ltd., Class H	91,000	42,744
Bank of Communications Co., Ltd., Class H	53,000	40,347
Bosideng International Holdings Ltd.	127,000	34,166
China Communications Services Corp. Ltd., Class H	64,000	41,884
China Construction Bank Corp., Class H	50,000	40,376
China Minsheng Banking Corp. Ltd., Class H	32,500	39,708
China Mobile Ltd.	3,700	39,006
China Petroleum & Chemical Corp., Class H	38,000	38,851
Chongqing Machinery & Electric Co., Ltd., Class H	273,000	37,004
CP Pokphand Co., Ltd.	347,000	36,972
CSG Holding Co., Ltd., Class B	55,300	47,698
Datang International Power Generation Co., Ltd., Class H	95,000	39,149
Giant Interactive Group, Inc. ADR	5,766	48,780
Honghua Group Ltd.	86,000	42,245
Industrial & Commercial Bank of China Ltd., Class H	59,000	41,431
Inner Mongolia Yitai Coal Co., Ltd., Class B	7,800	39,747
Kingboard Laminates Holdings Ltd.	98,500	41,453
Luthai Textile Co., Ltd., Class B	44,000	48,424
Minth Group Ltd.	26,000	44,539
PetroChina Co., Ltd., Class H	35,000	40,545
Shenzhen International Holdings Ltd.	336,000	45,576
Shenzhen Investment Ltd.	103,000	43,682
Shenzhou International Group Holdings Ltd.	13,500	45,779
Skyworth Digital Holdings Ltd.	62,000	41,578
TCL Multimedia Technology Holdings Ltd.	53,000	44,488
Tianjin Port Development Holdings Ltd.	308,000	44,581
TPV Technology Ltd.	158,000	40,453
Travelsky Technology Ltd., Class H	64,000	46,701

	Shares	Value
Wasion Group Holdings Ltd.	72,000	$48,372
Xinhua Winshare Publishing and Media Co., Ltd., Class H	81,000	40,827
Zhejiang Expressway Co., Ltd., Class H	50,000	43,357

		1,438,822

Czech Republic—0.6%
Philip Morris CR AS	76	42,235

Egypt—0.6%
Eastern Tobacco	2,939	41,288

Hong Kong—4.7%
Emperor International Holdings	144,000	43,604
Hutchison Telecommunications Hong Kong Holdings Ltd.	80,000	43,717
MGM China Holdings Ltd.	18,000	47,606
NagaCorp Ltd.	54,000	44,557
Pacific Textile Holdings Ltd.	35,000	43,601
Singamas Container Holdings Ltd.	146,000	35,195
Truly International Holdings	74,000	47,884

		306,164

Hungary—0.7%
EGIS Pharmaceuticals PLC	530	47,420

India—0.7%
Tata Motors Ltd. ADR	1,652	45,314

Indonesia—3.3%
Astra Agro Lestari Tbk PT	21,500	42,655
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	338,900	42,149
Bank Pembangunan Daerah Jawa Timur Tbk PT	968,500	42,881
Malindo Feedmill Tbk PT	118,000	44,640
Surya Semesta Internusa Tbk PT	274,000	46,271

		218,596

Korea (Republic of)—12.1%
BS Financial Group, Inc.	3,250	44,763
Daelim Industrial Co., Ltd.	510	42,382
Daou Technology, Inc.	2,570	42,937
Dongbu Insurance Co., Ltd.	1,026	45,021
Dongwon Industries Co., Ltd.	136	43,706
Global & Yuasa Battery Co., Ltd.	900	44,871
Hanwha Life Insurance Co., Ltd.	7,380	45,216
Hyundai Marine & Fire Insurance Co., Ltd.	1,500	43,024
Hyundai Motor Co.	243	45,192
KT Corp.	1,224	41,843
KT&G Corp.	604	42,559
LIG Insurance Co., Ltd.	2,100	45,885
Meritz Fire & Marine Insurance Co., Ltd.	4,010	46,547
Samsung Electronics Co., Ltd.	31	41,768
Sindoh Co., Ltd.	674	43,076
SK Telecom Co., Ltd.	245	45,233
Soulbrain Co., Ltd.	1,070	43,471
Tongyang Life Insurance	4,640	43,926

		791,420

Malaysia—0.7%
UOA Development Bhd.	55,500	47,569

	Shares	Value
Mexico—0.6%
Value Grupo Financiero S.A.B. de C.V. (c)	7,500	$39,031

Peru—0.6%
Intercorp Financial Services, Inc.	1,149	38,285

Philippines—1.3%
First Philippine Holdings Corp.	17,150	40,429
Lopez Holdings Corp.	287,600	41,093

		81,522

Poland—2.6%
KGHM Polska Miedz S.A.	900	40,208
Lubelski Wegiel Bogdanka S.A.	1,108	43,009
Powszechny Zaklad Ubezpieczen S.A.	318	44,247
Synthos S.A.	26,457	42,985

		170,449

Russian Federation—5.5%
Acron JSC (c)	1,082	43,983
Bashneft OAO	642	40,125
Gazprom OAO (c)	9,502	36,393
Lukoil OAO (c)	655	38,521
Mobile Telesystems OJSC (c)	5,038	40,102
Rosneft OAO (c)	5,773	38,102
Sberbank of Russia (c)	13,171	40,698
Tatneft OAO (c)	7,035	39,959
VimpelCom Ltd. ADR	3,900	38,805

		356,688

Singapore—1.2%
Lippo Malls Indonesia Retail Trust REIT	101,000	41,052
Venture Corp. Ltd.	6,000	34,683

		75,735

South Africa—4.3%
Blue Label Telecoms Ltd.	54,937	40,676
Imperial Holdings Ltd.	1,907	39,910
Mondi Ltd.	3,198	42,491
MTN Group Ltd.	2,172	39,319
S.A. Corporate Real Estate Fund Nominees Pty Ltd. UNIT	101,889	39,391
Sasol Ltd.	964	42,993
Vukile Property Fund Ltd. UNIT	23,020	38,893

		283,673

Taiwan—6.5%
Chicony Electronics Co., Ltd.	15,000	41,285
China Synthetic Rubber Corp.	39,000	40,871
Gigabyte Technology Co., Ltd.	46,000	44,405
Hon Hai Precision Industry Co., Ltd. GDR	7,705	38,949
Inventec Corp.	104,000	50,090
King Yuan Electronics Co., Ltd.	61,000	46,291
King’s Town Bank (d)	46,000	41,568
Lite-On Technology Corp.	27,000	42,952
Pou Chen Corp.	39,000	37,977
Taiwan Semiconductor Manufacturing Co., Ltd.	12,000	43,634

		428,022

Thailand—5.4%
Bangchak Petroleum PCL (c)	34,400	38,502
Bangchak Petroleum PCL NVDR	1,700	1,903
Bangkok Expressway PCL (c)	32,400	42,495
Delta Electronics Thailand PCL (c)	33,700	40,572
MBK PCL (c)	7,600	40,123

120	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
PTT Exploration & Production PCL (c)	6,900	$34,499
PTT Global Chemical PCL (c)	17,100	40,761
PTT PCL (c)	3,600	38,586
Sansiri PCL (c)	304,600	40,305
Thai Oil PCL (c)	18,200	38,255

		356,001

Turkey—4.2%
Aygaz AS	7,524	42,391
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	36,278	41,864
Tekfen Holding AS ADR	4,868	35,512
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT	18,421	40,189
Tupras Turkiye Petrol Rafinerileri AS GDR (a)	7,343	39,216
Turk Telekomunikasyon AS ADR	4,981	38,548
Turk Traktor ve Ziraat Makineleri AS	1,252	39,383

		277,103

Total Common Stock (cost—$5,454,892)		5,513,882

	Units
Warrants—7.4%
India—7.4%
Apollo Tyres Ltd., expires 12/30/15	25,491	40,276
Aurobindo Pharma Ltd., expires 8/4/15	12,994	39,242
Bajaj Holdings & Investments Ltd.,
expires 6/12/16	2,483	40,672
GAIL India Ltd., expires 1/16/17	6,698	36,303
India Cements Ltd., expires 6/30/15	26,106	30,805
Indiabulls Finanicial Services Ltd.,
expires 9/28/15	8,375	40,367
Jammu & Kashmir Band Ltd., expires 6/30/15	1,849	40,031
Oil & Natural Gas Corp. Ltd., expires 5/13/15 (a)	7,474	43,349
Oil India Ltd., expires 9/18/19	4,431	46,614
Power Finance Corp. Ltd., expires 3/27/17	12,366	40,066
Rural Electrification Corp. Ltd., expires 12/2/14	11,367	44,445
Tata Chemicals Ltd., expires 6/9/16	7,391	39,468

Total Warrants (cost—$501,577)		481,638

	Shares
Preferred Stock—4.3%
Brazil—4.3%
AES Tiete S.A.	4,000	43,421
Banco ABC Brasil S.A.	5,300	36,599
Banco Daycoval S.A.	8,400	39,612
Cia Energetica do Ceara, Class A	1,900	39,121
Itausa - Investimentos Itau S.A.	9,300	40,903
Petroleo Brasileiro S.A.	4,300	40,253
Telefonica Brasil S.A.	1,600	39,369

Total Preferred Stock (cost—$293,281)		279,278

	Principal Amount (000s)	Value
Repurchase Agreements—2.2%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $146,000; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $151,884 including accrued interest
(cost—$146,000)	$146	$146,000

Total Investments (cost—$6,395,750) (b)—98.1%		6,420,798

Other assets less liabilities—1.9%		125,728

Net Assets—100.0%		$6,546,526

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $3,761,695, representing 57.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $670,887, representing 10.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	11.1%
Commercial Banks	6.9%
Insurance	6.1%
Electronic Equipment, Instruments & Components	4.5%
Real Estate Management & Development	3.9%
Chemicals	3.8%
Textiles, Apparel & Luxury Goods	3.8%
Electric Utilities	3.7%
Diversified Financial Services	3.7%
Transportation Infrastructure	3.4%
Computers & Peripherals	3.3%
Food Products	3.2%
Wireless Telecommunication Services	3.1%
Diversified Telecommunication Services	2.6%
Semiconductors & Semiconductor Equipment	2.0%
Auto Components	2.0%
Household Durables	1.9%
Tobacco	1.8%
Construction & Engineering	1.8%
Real Estate Investment Trust	1.8%
Hotels, Restaurants & Leisure	1.4%
Automobiles	1.4%
Pharmaceuticals	1.3%
Distributors	1.2%
Water Utilities	1.2%
Construction Materials	1.2%
Banking	1.2%
Metals & Mining	1.1%
Machinery	1.1%
Software	0.8%
IT Services	0.7%
Office Electronics	0.7%
Capital Markets	0.7%
Gas Utilities	0.7%
Energy Equipment & Services	0.7%
Media	0.7%
Internet Software & Services	0.6%
Paper & Forest Products	0.6%
Health Care Providers & Services	0.6%
Holding Companies-Diversified	0.6%
Commercial Services & Supplies	0.6%
Oil & Gas	0.6%
Telecommunications	0.6%
Independent Power Producers & Energy Traders	0.6%
Industrial Conglomerates	0.6%
Repurchase Agreements	2.2%
Other assets less liabilities	1.9%

100.0%

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	121

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—98.0%
Australia—1.8%
Telstra Corp. Ltd.	272,200	$1,230,785

Brazil—4.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	98,400	1,251,648
Cia Energetica de Minas Gerais ADR	95,278	992,794
Vale S.A. ADR	83,800	1,206,720

		3,451,162

Canada—1.4%
Barrick Gold Corp.	48,000	1,013,760

France—5.9%
Sanofi	12,300	1,311,526
Total S.A.	56,000	2,799,067

		4,110,593

Germany—3.9%
RWE AG	38,900	1,327,288
Siemens AG	13,300	1,401,985

		2,729,273

Hong Kong—3.4%
First Pacific Co., Ltd.	962,600	1,273,970
Yue Yuen Industrial Holdings Ltd.	393,876	1,137,545

		2,411,515

Israel—1.9%
Israel Chemicals Ltd.	116,800	1,299,058

Japan—5.8%
ITOCHU Corp.	119,400	1,479,675
Mizuho Financial Group, Inc.	651,200	1,239,828
Sega Sammy Holdings, Inc.	57,200	1,359,009

		4,078,512

Korea (Republic of)—5.9%
POSCO	4,500	1,273,873
SK Telecom Co., Ltd.	15,633	2,886,249

		4,160,122

Russian Federation—1.8%
Lukoil OAO ADR	21,100	1,235,405

South Africa—4.1%
Sasol Ltd. ADR	64,000	2,840,320

Spain—2.0%
Banco Santander S.A.	192,942	1,379,966

Switzerland—3.9%
Credit Suisse Group AG (b)	49,129	1,452,071
Zurich Insurance Group AG (b)	4,900	1,295,886

		2,747,957

United Kingdom—10.0%
AstraZeneca PLC	54,300	2,778,216
BAE Systems PLC	242,100	1,479,965
TESCO PLC	246,800	1,366,626
Vodafone Group PLC	460,300	1,334,000

		6,958,807

United States—41.3%
Altria Group, Inc.	38,400	1,386,240
Annaly Capital Management, Inc. REIT	93,200	1,265,656
Axis Capital Holdings Ltd.	32,900	1,433,124
CA, Inc.	52,900	1,444,699
Cisco Systems, Inc.	116,600	2,807,728
ConocoPhillips	22,600	1,386,284

	Shares	Value
Ensco PLC, Class A	23,600	$1,420,012
Ford Motor Co.	102,600	1,608,768
HollyFrontier Corp.	29,200	1,445,400
Intel Corp.	58,700	1,425,236
JPMorgan Chase & Co.	29,900	1,632,241
Microsoft Corp.	44,100	1,538,208
Northrop Grumman Corp.	17,000	1,400,630
Pfizer, Inc.	49,000	1,334,270
PNC Financial Services Group, Inc.	20,500	1,468,620
Seagate Technology PLC	32,200	1,387,176
SLM Corp.	67,200	1,595,328
Staples, Inc.	92,800	1,392,000
Xerox Corp.	166,200	1,460,898

		28,832,518

Total Common Stock (cost—$63,796,566)		68,479,753

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $317,000; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $323,578 including accrued interest
(cost—$317,000)	$317	317,000

Total Investments (cost—$64,113,566) (a)—98.5%		68,796,753

Other assets less liabilities—1.5%		1,071,963

Net Assets—100.0%		$69,868,716

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $31,106,588, representing 44.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	14.0%
Pharmaceuticals	7.8%
Wireless Telecommunication Services	6.0%
Commercial Banks	5.9%
Metals & Mining	4.9%
Software	4.3%
Diversified Financial Services	4.1%
Aerospace & Defense	4.1%
Communications Equipment	4.0%
Insurance	3.9%
Automobiles	2.3%
Consumer Finance	2.3%
Trading Companies & Distributors	2.1%
Office Electronics	2.1%
Capital Markets	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Energy Equipment & Services	2.0%
Industrial Conglomerates	2.0%
Specialty Retail	2.0%
Computers & Peripherals	2.0%
Tobacco	2.0%
Food & Staples Retailing	2.0%
Leisure Equipment & Products	1.9%
Multi-Utilities	1.9%
Chemicals	1.9%
Real Estate Investment Trust	1.8%
Water Utilities	1.8%
Diversified Telecommunication Services	1.8%
Textiles, Apparel & Luxury Goods	1.6%
Electric Utilities	1.4%
Repurchase Agreements	0.5%
Other assets less liabilities	1.5%

100.0%

122	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—92.7%
Australia—5.4%
Beach Energy Ltd.	56,000	$64,198
Bendigo and Adelaide Bank Ltd.	3,000	28,151
Cabcharge Australia Ltd.	12,200	46,348
Cardno Ltd.	4,900	25,018
Charter Hall Retail REIT	10,600	41,551
Mermaid Marine Australia Ltd.	13,200	43,259
Myer Holdings Ltd.	24,600	57,250
Primary Health Care Ltd.	16,900	82,183
SP AusNet	61,500	70,925

		458,883

Austria—1.4%
EVN AG	3,300	43,174
RHI AG	2,100	73,462

		116,636

Belgium—0.7%
Barco NV	700	60,623

Brazil—0.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	6,100	77,592

Canada—9.8%
Aimia, Inc.	3,700	52,997
Atco Ltd., Class I	700	62,792
CML HealthCare, Inc.	8,100	59,456
Cogeco, Inc.	1,800	72,399
Cott Corp.	7,800	63,882
Genworth MI Canada, Inc.	2,300	54,064
Horizon North Logistics, Inc.	9,800	63,616
Linamar Corp.	2,600	72,928
Maple Leaf Foods, Inc.	3,500	41,524
Methanex Corp.	1,000	44,200
Norbord, Inc.	1,900	62,164
Sherritt International Corp.	9,700	43,413
Torstar Corp., Class B	6,600	39,342
Total Energy Services, Inc.	3,400	48,208
Transcontinental, Inc., Class A	4,100	48,722

		829,707

China—5.2%
CP Pokphand Co., Ltd.	514,400	54,808
Giant Interactive Group, Inc. ADR	10,300	87,138
Guangdong Investment Ltd.	97,700	85,502
Guangshen Railway Co., Ltd., Class H	154,900	69,346
REXLot Holdings Ltd.	804,900	62,052
Shougang Fushan Resources Group Ltd.	94,600	37,747
Zhejiang Expressway Co., Ltd., Class H	52,400	45,438

		442,031

Denmark—0.8%
Schouw & Co.	2,100	65,169

Finland—1.3%
Ramirent Oyj	6,400	61,246
Tieto Oyj	2,200	45,098

		106,344

France—5.0%
Arkema S.A.	600	61,722
Groupe Steria SCA	3,400	52,114
Ipsen S.A.	1,800	65,061
Neopost S.A.	500	33,221
Sa des Ciments Vicat	1,100	70,056
Saft Groupe S.A.	2,400	57,074
Valeo S.A.	1,200	79,963

		419,211

	Shares	Value
Germany—1.2%
Leoni AG	1,000	$49,876
NORMA Group AG	1,400	53,166

		103,042

Greece—1.1%
Costamare, Inc.	5,400	90,774

Hong Kong—3.9%
First Pacific Co., Ltd.	55,300	73,188
Giordano International Ltd.	44,500	42,406
Great Eagle Holdings Ltd.	13,200	52,310
Johnson Electric Holdings Ltd.	116,900	76,422
Singamas Container Holdings Ltd.	142,100	34,255
Yue Yuen Industrial Holdings Ltd.	18,000	51,985

		330,566

Ireland—1.6%
C&C Group PLC	10,900	64,965
DCC PLC	1,900	71,788

		136,753

Israel—0.7%
Elbit Systems Ltd.	1,400	60,312

Italy—0.7%
Recordati SpA	5,900	62,448

Japan—16.6%
Ain Pharmaciez, Inc.	1,400	54,840
Air Water, Inc.	4,500	62,863
Canon Electronics, Inc.	2,400	43,562
Daiichikosho Co., Ltd.	1,400	35,831
Daikyo, Inc.	14,500	43,236
Fukuoka Financial Group, Inc.	9,000	36,524
Higo Bank Ltd.	5,900	34,126
Idemitsu Kosan Co., Ltd.	900	72,830
Japan Aviation Electronics Industry Ltd.	6,400	62,483
Japan Petroleum Exploration Co.	1,500	62,922
Kaken Pharmaceutical Co., Ltd.	5,300	77,319
Kato Sangyo Co., Ltd.	3,500	65,452
KYORIN Holdings, Inc.	3,400	74,965
Megane TOP Co., Ltd.	5,700	78,565
Mitsubishi Gas Chemical Co., Inc.	8,400	59,563
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,000	31,733
Namco Bandai Holdings, Inc.	4,200	68,079
Nichii Gakkan Co.	4,200	38,457
Nippon Soda Co., Ltd.	7,800	36,721
NS Solutions Corp.	3,600	63,769
Sumitomo Forestry Co., Ltd.	4,100	48,204
Suruga Bank Ltd.	2,200	32,954
Tosoh Corp.	15,000	48,980
Toyo Suisan Kaisha Ltd.	2,100	67,607
Unipres Corp.	3,000	55,294
Yokohama Rubber Co., Ltd.	5,000	50,087

		1,406,966

Korea (Republic of)—0.8%
SFA Engineering Corp.	1,200	66,125

Luxembourg—0.8%
Ternium S.A. ADR	2,800	65,240

Netherlands—1.6%
Aalberts Industries NV	2,900	65,752
BinckBank NV	3,100	28,443
Sligro Food Group NV	1,100	36,993

		131,188

	Shares	Value
New Zealand—1.2%
Infratil Ltd.	18,500	$33,524
Telecom Corp. of New Zealand Ltd.	39,000	71,362

		104,886

Norway—2.2%
Ekornes ASA	3,900	62,468
Petroleum Geo-Services ASA	4,200	62,374
TGS Nopec Geophysical Co. ASA	1,700	59,341

		184,183

Panama—0.8%
Banco Latinoamericano de Comercio Exterior S.A.	3,100	71,083

Russian Federation—0.7%
CTC Media, Inc.	5,300	63,282

Singapore—1.9%
First Resources Ltd.	38,000	56,936
Lippo Malls Indonesia Retail Trust REIT	105,100	42,718
UOL Group Ltd.	11,500	60,634

		160,288

South Africa—0.3%
African Bank Investments Ltd.	14,300	22,739

Spain—2.0%
Construcciones y Auxiliar de Ferrocarriles S.A.	200	83,304
Duro Felguera S.A.	5,400	37,402
Grupo Catalana Occidente S.A.	2,200	51,375

		172,081

Sweden—1.8%
Loomis AB, Class B	3,400	65,677
Saab AB, Class B	4,000	82,487

		148,164

Switzerland—2.1%
AMS AG	600	57,914
BKW AG	1,800	59,487
Helvetia Holding AG	150	61,754

		179,155

Taiwan—0.5%
Gigabyte Technology Co., Ltd.	44,800	43,247

United Kingdom—18.9%
Bank of Georgia Holdings PLC	2,300	64,181
Beazley PLC	21,800	77,757
Berendsen PLC	7,800	89,944
Bodycote PLC	8,200	68,083
Carillion PLC	10,600	41,107
Catlin Group Ltd.	5,100	38,790
Debenhams PLC	65,000	92,292
Ferrexpo PLC	19,500	49,634
Go-Ahead Group PLC	2,100	49,093
Greene King PLC	6,200	71,759
Inchcape PLC	8,800	72,805
Intermediate Capital Group PLC	5,700	40,199
Interserve PLC	9,700	71,600
JD Wetherspoon PLC	4,100	41,022
Kcom Group PLC	48,900	62,299
Laird PLC	18,200	58,115
Marston’s PLC	24,700	53,427
Mondi PLC	5,700	75,029
Morgan Advanced Materials PLC	19,300	85,016
Soco International PLC (b)	10,500	61,298
TalkTalk Telecom Group PLC	20,700	71,867
Tullett Prebon PLC	15,100	67,115
United Drug PLC	17,300	86,138

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	123

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value
WH Smith PLC	6,200	$70,877
William Hill PLC	6,300	42,107

		1,601,554

United States—0.8%
Maiden Holdings Ltd.	6,500	69,420

Total Common Stock (cost—$7,060,176)		7,849,692

Preferred Stock—2.4%
Brazil—0.9%
AES Tiete S.A.	6,800	73,817

Germany—1.5%
Hornbach Holding AG	1,000	65,962
Jungheinrich AG	1,300	60,771

		126,733

Total Preferred Stock (cost—$176,633)		200,550

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $204,000; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $211,316 including accrued interest
(cost—$204,000)	$204	204,000

Total Investments (cost—$7,440,809) (a)—97.5%		8,254,242

Other assets less liabilities—2.5%		208,687

Net Assets—100.0%		$8,462,929

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $5,826,292, representing 68.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Machinery	5.7%
Auto Components	3.8%
Commercial Services & Supplies	3.7%
Chemicals	3.6%
Insurance	3.5%
Electronic Equipment, Instruments & Components	3.4%
Electric Utilities	3.3%
Pharmaceuticals	3.3%
Health Care Providers & Services	3.2%
Hotels, Restaurants & Leisure	3.1%
Commercial Banks	3.1%
Media	3.1%
Oil, Gas & Consumable Fuels	3.1%
Specialty Retail	3.0%
Food Products	2.7%
Metals & Mining	2.4%
Diversified Telecommunication Services	2.3%
Energy Equipment & Services	2.0%
IT Services	2.0%
Water Utilities	1.9%
Food & Staples Retailing	1.9%
Real Estate Management & Development	1.8%
Multi-line Retail	1.8%
Construction Materials	1.7%
Aerospace & Defense	1.7%
Construction & Engineering	1.6%
Paper & Forest Products	1.6%
Industrial Conglomerates	1.6%
Capital Markets	1.6%
Marine	1.6%
Electrical Equipment	1.6%
Beverages	1.6%
Diversified Financial Services	1.6%
Road & Rail	1.4%
Household Durables	1.4%
Software	1.0%
Real Estate Investment Trust	1.0%
Distributors	0.9%
Leisure Equipment & Products	0.8%
Multi-Utilities	0.7%
Trading Companies & Distributors	0.7%
Semiconductors & Semiconductor Equipment	0.7%
Thrifts & Mortgage Finance	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Transportation Infrastructure	0.5%
Computers & Peripherals	0.5%
Office Electronics	0.4%
Repurchase Agreements	2.4%
Other assets less liabilities	2.5%

100.0%

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—97.2%
Australia—1.4%
AMP Ltd.	7,600	$37,270
SP AusNet	15,700	18,106

		55,376

Austria—1.5%
EVN AG	1,975	25,839
OMV AG	700	32,290

		58,129

Brazil—2.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,600	45,792
Vale S.A. ADR	2,600	37,440

		83,232

Canada—7.7%
Atco Ltd., Class I	500	44,852
Barrick Gold Corp.	800	16,806
Canadian Imperial Bank of Commerce	500	37,786
Cogeco Cable, Inc.	700	30,438
Genworth MI Canada, Inc.	1,300	30,558
Manulife Financial Corp.	2,800	44,346
Maple Leaf Foods, Inc.	1,500	17,796
Power Financial Corp.	1,400	42,105
Suncor Energy, Inc.	1,200	36,372

		301,059

China—2.7%
China Petroleum & Chemical Corp., Class H	27,700	28,320
CNOOC Ltd.	22,300	39,006
Guangdong Investment Ltd.	40,600	35,531

		102,857

Denmark—1.0%
Carlsberg A/S, Class B	400	37,987

France—7.0%
Arkema S.A.	400	41,148
AXA S.A.	2,200	44,417
Christian Dior S.A.	225	41,163
Cie Generale des Etablissements Michelin	400	34,908
Sanofi	600	63,977
Valeo S.A.	700	46,645

		272,258

Germany—2.5%
Bayerische Motoren Werke AG	300	28,469
Deutsche Boerse AG	500	32,234
Muenchener Rueckversicherungs AG	200	37,305

		98,008

Hong Kong—3.8%
First Pacific Co., Ltd.	33,600	44,469
Jardine Strategic Holdings Ltd.	1,000	39,988
Wheelock & Co., Ltd.	6,300	35,384
Yue Yuen Industrial Holdings Ltd.	9,300	26,859

		146,700

India—1.7%
Sterlite Industries India Ltd. ADR	4,700	31,114
Tata Motors Ltd. ADR	1,200	32,916

		64,030

Ireland—0.8%
C&C Group PLC	5,400	32,184

Israel—2.2%
Israel Chemicals Ltd. ADR	2,900	32,538

124	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

Teva Pharmaceutical Industries Ltd. ADR	1,400	$53,480

		86,018

Japan—17.0%
Asahi Group Holdings Ltd.	2,300	55,148
Central Japan Railway Co.	400	44,039
Chiba Bank Ltd.	4,600	28,623
Daiichikosho Co., Ltd.	1,400	35,831
Hoya Corp.	1,400	28,115
Idemitsu Kosan Co., Ltd.	400	32,369
IHI Corp.	14,500	53,034
Japan Airlines Co., Ltd.	600	30,755
Kaken Pharmaceutical Co., Ltd.	1,800	26,259
KDDI Corp.	1,400	63,160
KYORIN Holdings, Inc.	800	17,639
Marubeni Corp.	4,100	28,310
Mitsui & Co., Ltd.	3,600	45,086
Nippon Telegraph & Telephone Corp.	1,200	59,184
Nissan Motor Co., Ltd.	2,400	25,917
Otsuka Holdings Co., Ltd.	900	28,870
Suruga Bank Ltd.	2,200	32,955
Toyo Suisan Kaisha Ltd.	800	25,755

		661,049

Korea (Republic of)—2.3%
KT Corp. ADR	1,700	28,662
POSCO ADR	500	35,325
Shinhan Financial Group Co., Ltd. ADR	700	24,906

		88,893

Netherlands—0.8%
Aalberts Industries NV	1,400	31,743

Norway—2.9%
Statoil ASA	2,400	54,191
Telenor ASA	1,300	27,345
Yara International ASA	700	31,258

		112,794

Russian Federation—1.6%
Gazprom OAO ADR (b)	3,400	25,738
Lukoil OAO ADR	600	35,130

		60,868

Singapore—1.9%
First Resources Ltd.	10,100	15,133
Golden Agri-Resources Ltd.	64,400	29,240
UOL Group Ltd.	5,900	31,108

		75,481

South Africa—1.8%
MTN Group Ltd. ADR	1,600	29,040
Sasol Ltd. ADR	900	39,942

		68,982

Spain—2.3%
Duro Felguera S.A.	4,200	29,090
Enagas S.A.	900	22,499
Mapfre S.A.	11,000	39,525

		91,114

Sweden—0.6%
Saab AB, Class B	1,100	22,684

Switzerland—1.9%
Aryzta AG (b)	400	22,947
Roche Holdings AG	200	49,587

		72,534

Taiwan—0.9%
Advanced Semiconductor Engineering, Inc. ADR	8,095	33,999

	Shares	Value

Turkey—1.0%
KOC Holding AS ADR	1,375	$39,187

United Kingdom—27.2%
Aberdeen Asset Management PLC	3,400	23,894
AstraZeneca PLC	1,100	56,281
Aviva PLC	6,500	32,665
BAE Systems PLC	7,500	45,848
BP PLC	4,800	34,307
BT Group PLC	12,200	55,517
Centrica PLC	4,700	27,028
G4S PLC	7,900	29,701
GlaxoSmithKline PLC	2,400	62,096
Greene King PLC	2,800	32,407
HSBC Holdings PLC	3,700	40,593
Imperial Tobacco Group PLC	1,700	61,004
Inchcape PLC	4,400	36,402
Kingfisher PLC	7,800	40,637
Marks & Spencer Group PLC	7,800	55,200
Mondi PLC	3,400	44,754
Old Mutual PLC	11,437	35,321
Reckitt Benckiser Group PLC	600	42,905
Rio Tinto PLC	900	38,440
Royal Dutch Shell PLC, Class A	1,800	59,906
Sage Group PLC	6,800	37,532
Smith & Nephew PLC	3,100	36,256
TESCO PLC	7,800	43,192
Vodafone Group PLC	17,400	50,427
William Hill PLC	5,100	34,087

		1,056,400

United States—0.6%
Ensco PLC, Class A	400	24,068

Total Investments (cost—$3,331,818) (a)—97.2%		3,777,634

Other assets less liabilities—2.8%		108,903

Net Assets—100.0%		$3,886,537

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $2,873,361, representing 73.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of May 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	10.7%
Pharmaceuticals	9.3%
Insurance	7.9%
Diversified Telecommunication Services	4.3%
Commercial Banks	4.3%
Metals & Mining	4.0%
Wireless Telecommunication Services	3.7%
Beverages	3.2%
Machinery	2.9%
Food Products	2.9%
Chemicals	2.7%
Automobiles	2.3%
Auto Components	2.1%
Water Utilities	2.1%
Industrial Conglomerates	2.0%
Diversified Financial Services	2.0%
Trading Companies & Distributors	1.9%
Multi-Utilities	1.8%
Aerospace & Defense	1.8%
Textiles, Apparel & Luxury Goods	1.8%
Hotels, Restaurants & Leisure	1.7%
Real Estate Management & Development	1.7%
Media	1.7%
Tobacco	1.6%
Multi-line Retail	1.4%
Paper & Forest Products	1.2%
Electric Utilities	1.2%
Road & Rail	1.1%
Food & Staples Retailing	1.1%
Household Products	1.1%
Specialty Retail	1.1%
Software	1.0%
Distributors	0.9%
Health Care Equipment & Supplies	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Airlines	0.8%
Thrifts & Mortgage Finance	0.8%
Commercial Services & Supplies	0.8%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	0.6%
Capital Markets	0.6%
Gas Utilities	0.6%
Other assets less liabilities	2.8%

100.0%

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	125

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI Redwood Fund

	Shares	Value

Common Stock—87.6%
Aerospace & Defense—1.2%
Boeing Co. (a)	900	$89,118

Air Freight & Logistics—2.0%
Expeditors International of Washington, Inc. (a)	3,900	152,217

Beverages—1.8%
Monster Beverage Corp. (a)(b)	2,500	136,475

Building Products—2.8%
Owens Corning (a)(b)	4,800	209,760

Commercial Banks—3.4%
Comerica, Inc. (a)	6,500	256,685

Communications Equipment—3.1%
F5 Networks, Inc. (a)(b)	1,300	108,173
Juniper Networks, Inc. (a)(b)	7,000	124,110

		232,283

Computers & Peripherals—1.9%
NetApp, Inc. (a)(b)	3,900	146,367

Diversified Consumer Services—1.7%
Weight Watchers International, Inc. (a)	2,800	128,380

Diversified Financial Services—1.2%
JPMorgan Chase & Co. (a)	1,700	92,803

Energy Equipment & Services—4.3%
Cameron International Corp. (a)(b)	4,000	243,480
Schlumberger Ltd. (a)	1,100	80,333

		323,813

Food & Staples Retailing—2.1%
Whole Foods Market, Inc. (a)	3,000	155,580

Food Products—3.5%
Mead Johnson Nutrition Co. (a)	3,200	259,424

Health Care Equipment & Supplies—2.9%
Edwards Lifesciences Corp. (b)	2,100	139,566
Thoratec Corp. (a)(b)	2,500	77,925

		217,491

Health Care Providers & Services—12.7%
Aetna, Inc. (a)	4,400	265,672
Express Scripts Holding Co. (a)(b)	3,600	223,632
HCA Holdings, Inc. (a)	6,500	253,890
UnitedHealth Group, Inc. (a)	3,400	212,942

		956,136

Hotels, Restaurants & Leisure—4.6%
Las Vegas Sands Corp. (a)	4,600	266,340
Yum! Brands, Inc. (a)	1,200	81,300

		347,640

Household Durables—1.7%
Lennar Corp., Class A (a)	3,300	129,756

Industrial Conglomerates—3.4%
Danaher Corp. (a)	4,100	253,462

Internet Software & Services—1.2%
Akamai Technologies, Inc. (a)(b)	2,000	92,240

IT Services—1.8%
Western Union Co. (a)	8,100	132,678

Machinery—1.3%
Deere & Co. (a)	1,100	95,821

Media—2.6%
CBS Corp., Class B (a)	3,900	193,050

Metals & Mining—2.0%
U.S. Steel Corp. (a)	8,400	148,596

	Shares	Value

Oil, Gas & Consumable Fuels—5.6%
Anadarko Petroleum Corp. (a)	2,300	$201,181
CONSOL Energy, Inc. (a)	2,900	100,572
EOG Resources, Inc. (a)	900	116,190

		417,943

Personal Products—2.2%
Estee Lauder Cos., Inc., Class A (a)	2,400	162,672

Pharmaceuticals—2.9%
Allergan, Inc. (a)	2,200	218,878

Semiconductors & Semiconductor Equipment—2.6%
Broadcom Corp., Class A (a)	5,500	197,505

Software—6.2%
Citrix Systems, Inc. (a)(b)	2,100	135,135
Oracle Corp. (a)	7,500	253,200
TIBCO Software, Inc. (a)(b)	3,800	81,054

		469,389

Textiles, Apparel & Luxury Goods—2.7%
Coach, Inc. (a)	3,500	203,910

Trading Companies & Distributors—2.2%
United Rentals, Inc. (a)(b)	2,900	164,836

Total Common Stock (cost—$5,706,392)		6,584,908

	Principal Amount (000s)
Repurchase Agreements—33.7%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $2,531,002; collateralized by Federal Home Loan Bank, 3.30%, due 8/27/32, valued at $2,583,525 including accrued interest
(cost—$2,531,000)	$2,531	2,531,000

Total Investments, before options written (cost—$8,237,392)—121.3%		9,115,908

	Contracts
Options Written (b)(c)—(21.5)%
Call Options—(20.7)%
Aetna, Inc., strike price $40.00, expires 1/18/14	44	(91,190)
Akamai Technologies, Inc., strike price $28.00, expires 8/17/13	20	(36,400)
Allergan, Inc., strike price $85.00, expires 1/18/14	22	(41,580)
Anadarko Petroleum Corp., strike price $72.50, expires 8/17/13	23	(35,995)
Boeing Co., strike price $67.50, expires 1/18/14	9	(28,755)
Broadcom Corp., strike price $30.00, expires 1/18/14	55	(38,500)
Cameron International Corp., strike price $47.00, expires 1/18/14	40	(62,800)
CBS Corp., strike price $35.00, expires 1/18/14	39	(58,695)

	Contracts	Value

Citrix Systems, Inc., strike price $55.00, expires 1/18/14	21	$(26,040)
Coach, Inc., strike price $50.00, expires 1/18/14	35	(36,890)
Comerica, Inc., strike price $30.00, expires 1/18/14	65	(63,700)
Consol Energy, Inc., strike price $28.00, expires 7/20/13	29	(21,025)
Danaher Corp., strike price $47.00, expires 1/18/14	41	(63,755)
Deere & Co., strike price $80.00, expires 1/18/14	11	(11,055)
Edwards Lifesciences Corp., strike price $60.00, expires 1/18/14	21	(22,680)
EOG Resources, Inc., strike price $97.50, expires 1/18/14	9	(31,140)
Estee Lauder Cos. , Inc., strike price $52.50, expires 1/18/14	24	(39,720)
Expeditors International of Washington, Inc.,
strike price $32.50, expires 11/16/13	39	(28,470)
Express Scripts Holding Co., strike price $52.50, expires 1/18/14	36	(41,040)
F5 Networks, Inc., strike price $80.00, expires 1/18/14	13	(16,250)
HCA Holdings, Inc., strike price $33.00, expires 1/18/14	65	(51,025)
JPMorgan Chase & Co., strike price $42.00, expires 1/18/14	17	(23,783)
Juniper Networks, Inc., strike price $17.00, expires 7/20/13	70	(9,170)
Las Vegas Sands Corp., strike price $35.25, expires 1/18/14	46	(104,995)
Lennar Corp., strike price $35.00, expires 1/18/14	33	(23,760)
Mead Johnson Nutrition Co., strike price $65.00, expires 8/17/13	32	(52,880)
Monster Worldwide, Inc., strike price $40.00, expires 9/21/13	25	(38,500)
NetApp, Inc., strike price $28.00, expires 6/22/13	39	(37,538)
Oracle Corp., strike price $30.00, expires 1/18/14	75	(37,500)
Owens Corning, strike price $25.00, expires 1/18/14	48	(91,920)
Schlumberger Ltd., strike price $62.50, expires 1/18/14	11	(14,300)
Thoratec Corp., strike price $27.00, expires 1/18/14	25	(15,000)
TIBCO Software, Inc., strike price $19.00, expires 8/17/13	38	(11,780)

126	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Contracts	Value

U.S. Steel Corp., strike price $20.00, expires 1/18/14	84	$(12,012)
United Rentals, Inc., strike price $27.00, expires 1/18/14	29	(88,740)
UnitedHealth Group, Inc., strike price $52.50, expires 12/21/13	7	(7,787)
strike price $47.00, expires 1/18/14	27	(43,808)
Weight Watchers International, Inc.,
strike price $45.00, expires 7/20/13	28	(6,370)
Western Union Co., strike price $13.00, expires 8/17/13	81	(27,945)
Whole Foods Market, Inc., strike price $36.50, expires 1/18/14	30	(47,550)
Yum! Brands, Inc., strike price $60.00, expires 10/19/13	12	(11,088)

		(1,553,131)

Put Options—(0.8)%
American Express Co., strike price $45.00, expires 1/18/14	76	(2,660)
AT&T, Inc., strike price $32.00, expires 1/18/14	51	(6,375)
Baxter International, Inc., strike price $62.50, expires 8/17/13	18	(927)
Cardinal Health, Inc., strike price $40.00, expires 1/18/14	24	(2,400)
Caterpillar, Inc., strike price $80.00, expires 1/18/14	24	(10,200)
Finisar Corp., strike price $11.00, expires 9/21/13	151	(9,437)
Google, Inc., strike price $545.00, expires 1/18/14	9	(1,935)
Harman International, strike price $35.00, expires 7/20/13	34	(340)
Intel Corp., strike price $21.00, expires 1/18/14	19	(1,216)
strike price $22.00, expires 1/18/14	18	(1,692)
JPMorgan Chase & Co., strike price $42.00, expires 1/18/14	14	(1,176)
Lockheed Martin Corp., strike price $82.50, expires 9/21/13	10	(375)
Morgan Stanley, strike price $17.00, expires 1/17/15	59	(6,608)
QUALCOMM, Inc., strike price $50.00, expires 1/17/15	20	(6,700)
Safeway, Inc., strike price $20.00, expires 1/18/14	60	(7,650)

	Contracts	Value

United Continental Holdings, strike price $27.00, expires 12/21/13	15	$(2,550)
strike price $20.00, expires 1/18/14	59	(3,068)

		(65,309)

Total Options Written (premiums received—$1,469,003)		(1,618,440)

Total Investments, net of options written (cost—$6,768,389)—99.8%		7,497,468

Other assets less other liabilities—0.2%		15,380

Net Assets—100.0%		$7,512,848

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—85.1%
Aerospace & Defense—3.5%
Spirit Aerosystems, Inc.,
7.50%, 10/1/17	$6,560	$6,920,800
Triumph Group, Inc.,
8.00%, 11/15/17	7,197	7,646,812
8.625%, 7/15/18	340	372,300

		14,939,912

Banking—2.2%
Ally Financial, Inc.,
3.125%, 1/15/16	720	728,281
4.50%, 2/11/14	1,250	1,271,875
4.625%, 6/26/15	2,500	2,613,528
5.50%, 2/15/17	1,535	1,650,320
CIT Group, Inc.,
4.75%, 2/15/15 (a)(c)	1,615	1,687,675
5.00%, 5/15/17	1,567	1,676,690

		9,628,369

Chemicals—0.9%
Ashland, Inc. (a)(c),
3.00%, 3/15/16	3,025	3,066,594
3.875%, 4/15/18	840	866,250

		3,932,844

Coal—2.7%
Cloud Peak Energy Resources LLC,
8.25%, 12/15/17	2,550	2,728,500
CONSOL Energy, Inc.,
8.00%, 4/1/17	6,451	6,934,825
Peabody Energy Corp.,
6.00%, 11/15/18	2,000	2,147,500

		11,810,825

Commercial Services—2.5%
Avis Budget Car Rental LLC,
2.775%, 5/15/14 (e)	2,830	2,837,103
4.875%, 11/15/17 (a)(c)	6,140	6,385,600
Hertz Corp. (a)(c),
4.25%, 4/1/18	85	87,763
United Rentals North America, Inc.,
5.75%, 7/15/18	1,570	1,683,825

		10,994,291

Containers & Packaging—0.6%
Ardagh Packaging Finance PLC (a)(c),
7.375%, 10/15/17	2,495	2,724,850

Diversified Financial Services—11.0%
Aircastle Ltd.,
6.75%, 4/15/17	8,600	9,503,000
CNH Capital LLC,
3.875%, 11/1/15	1,170	1,202,175
6.25%, 11/1/16	2,000	2,210,000
Ford Motor Credit Co. LLC,
3.875%, 1/15/15	1,300	1,348,971
General Motors Financial Co., Inc.,
3.25%, 5/15/18 (a)(c)	250	248,437
4.75%, 8/15/17 (a)(c)	5,555	5,888,300
6.75%, 6/1/18	1,725	1,975,125
International Lease Finance Corp.,
3.875%, 4/15/18	9,000	9,028,125
4.875%, 4/1/15	1,900	1,987,875
5.65%, 6/1/14	750	780,000
6.625%, 11/15/13	1,467	1,499,091
National Money Mart Co.,
10.375%, 12/15/16	6,419	6,908,449

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	127

Schedule of Investments

May 31, 2013 (Unaudited)

	Principal Amount (000s)	Value

SLM Corp.,
3.875%, 9/10/15	$1,850	$1,891,625
5.00%, 4/15/15	175	182,437
5.00%, 6/15/18	2,220	2,225,559
6.00%, 1/25/17	500	528,750

		47,407,919

Electric Utilities—6.0%
AES Corp.,
7.75%, 10/15/15	300	334,500
Calpine Construction Finance Co. L.P. (a)(c),
8.00%, 6/1/16	2,285	2,376,400
Calpine Corp. (a)(c),
7.25%, 10/15/17	10,641	11,173,050
CMS Energy Corp.,
2.75%, 5/15/14	250	254,315
Ipalco Enterprises, Inc. (a)(c),
7.25%, 4/1/16	300	336,750
NRG Energy, Inc.,
7.625%, 1/15/18	10,045	11,375,963

		25,850,978

Electrical Equipment—1.4%
General Cable Corp. (e),
2.659%, 4/1/15	6,167	6,120,747

Electronics—0.6%
NXP BV (a)(c),
3.75%, 6/1/18	2,598	2,572,020

Food & Beverage—6.4%
Constellation Brands, Inc.,
8.375%, 12/15/14	73	80,848
Cott Beverages, Inc.,
8.375%, 11/15/17	6,550	7,000,313
Delhaize Group S.A.,
6.50%, 6/15/17	760	871,296
Ingles Markets, Inc.,
8.875%, 5/15/17	11,909	12,519,336
Stater Bros. Holdings, Inc.,
7.75%, 4/15/15	7,110	7,136,662

		27,608,455

Healthcare-Services—2.8%
Community Health Systems, Inc.,
5.125%, 8/15/18	3,000	3,135,000
HCA, Inc.,
6.50%, 2/15/16	5,915	6,536,075
6.75%, 7/15/13	475	477,850
7.19%, 11/15/15	880	974,600
Health Management Associates, Inc.,
6.125%, 4/15/16	1,050	1,155,000

		12,278,525

Holding Companies-Diversified—0.3%
Leucadia National Corp.,
7.75%, 8/15/13	316	320,187
8.125%, 9/15/15	860	980,400

		1,300,587

Home Builders—2.1%
Lennar Corp.,
4.75%, 12/15/17	350	373,625
Meritage Homes Corp.,
4.50%, 3/1/18	8,695	8,825,425

		9,199,050

Household Products/Wares—0.7%
Jarden Corp.,
7.50%, 5/1/17	345	394,162
Prestige Brands, Inc.,
8.25%, 4/1/18	2,506	2,719,010

		3,113,172

	Principal Amount (000s)	Value

Iron/Steel—2.1%
ArcelorMittal,
4.25%, 2/25/15	$4,650	$4,789,500
6.125%, 6/1/18	2,000	2,127,500
Commercial Metals Co.,
6.50%, 7/15/17	1,775	1,952,500

		8,869,500

Leisure—0.1%
Royal Caribbean Cruises Ltd.,
7.00%, 6/15/13	250	250,312
7.25%, 6/15/16	230	261,625

		511,937

Lodging—2.7%
MGM Resorts International,
5.875%, 2/27/14	701	725,535
6.625%, 7/15/15	3,619	3,944,710
6.875%, 4/1/16	6,208	6,859,840

		11,530,085

Machinery-Diversified—0.0%
Case New Holland, Inc.,
7.75%, 9/1/13	150	152,062

Media—9.3%
Allbritton Communications Co.,
8.00%, 5/15/18	2,514	2,727,690
Cablevision Systems Corp.,
7.75%, 4/15/18	5,855	6,645,425
CCO Holdings LLC,
7.25%, 10/30/17	4,860	5,200,200
Cequel Communications Holdings I LLC (a)(c),
8.625%, 11/15/17	2,094	2,239,533
DISH DBS Corp.,
4.25%, 4/1/18 (a)(c)	4,235	4,150,300
4.625%, 7/15/17	6,355	6,386,775
5.00%, 5/15/17 (a)(c)	2,500	2,512,500
6.625%, 10/1/14	65	68,575
7.00%, 10/1/13	175	177,984
Entravision Communications Corp.,
8.75%, 8/1/17	1,460	1,569,500
Quebecor Media, Inc.,
7.75%, 3/15/16	661	674,220
Sinclair Television Group, Inc. (a)(c),
9.25%, 11/1/17	4,218	4,523,805
Univision Communications, Inc. (a)(c),
6.875%, 5/15/19	3,000	3,202,500

		40,079,007

Mining—4.6%
FMG Resources August 206 Pty Ltd. (a)(c),
7.00%, 11/1/15	12,770	13,216,950
Novelis, Inc.,
8.375%, 12/15/17	6,110	6,629,350

		19,846,300

Miscellaneous Manufacturing—0.9%
Bombardier, Inc. (a)(c),
4.25%, 1/15/16	3,755	3,905,200

Oil & Gas—2.6%
Chesapeake Energy Corp.,
3.25%, 3/15/16	2,125	2,114,375
Sabine Pass LNG L.P.,
7.50%, 11/30/16	8,135	9,111,200

		11,225,575

Paper & Forest Products—2.1%
Boise Paper Holdings LLC,
9.00%, 11/1/17	8,295	8,875,650

	Principal Amount (000s)	Value

Pharmaceuticals—3.5%
Valeant Pharmaceuticals International (a)(c),
6.50%, 7/15/16	$11,034	$11,475,360
6.75%, 10/1/17	3,500	3,753,750

		15,229,110

Pipelines—1.8%
Regency Energy Partners L.P.,
9.375%, 6/1/16	1,803	1,887,525
Targa Resources Partners L.P.,
7.875%, 10/15/18	5,294	5,757,225

		7,644,750

Real Estate Investment Trust—3.1%
DuPont Fabros Technology L.P.,
8.50%, 12/15/17	8,695	9,347,125
Felcor Lodging L.P.,
10.00%, 10/1/14	278	305,800
Geo Group, Inc.,
7.75%, 10/15/17	2,719	2,875,343
Host Hotels & Resorts L.P.,
6.75%, 6/1/16	928	939,503

		13,467,771

Retail—0.0%
Limited Brands, Inc.,
5.25%, 11/1/14	125	131,094

Software—0.3%
First Data Corp. (a)(c),
7.375%, 6/15/19	1,000	1,060,000

Telecommunications—8.3%
CenturyLink, Inc.,
5.15%, 6/15/17	1,010	1,085,750
6.00%, 4/1/17	8,035	8,898,762
Frontier Communications Corp.,
8.25%, 5/1/14	170	179,775
Inmarsat Finance PLC (a)(c),
7.375%, 12/1/17	6,540	6,899,700
Intelsat Luxembourg S.A. (a)(c),
6.75%, 6/1/18	1,730	1,812,175
MetroPCS Wireless, Inc.,
7.875%, 9/1/18	6,325	6,925,875
SBA Communications Corp. (a)(c),
5.625%, 10/1/19	3,745	3,871,394
Sprint Nextel Corp.,
6.00%, 12/1/16	5,595	6,056,588

		35,730,019

Total Corporate Bonds & Notes (cost—$366,039,014)		367,740,604

Senior Loans (a)(b)—10.4%
Commercial Services & Supplies—0.4%
KAR Auction Services, Inc., Term B,
3.75%, 5/19/17	1,783	1,806,327

Energy Equipment & Services—0.1%
Energy Transfer Equity, L.P., Term B,
3.75%, 3/26/17	675	682,910

Financial Services—0.6%
Capital Automotive L.P., Term B,
4.00%, 3/27/19	2,732	2,760,263

Food & Beverage—1.2%
Sprouts Farmers Markets Holdings LLC (d),
4.50%, 4/12/20	5,000	5,018,750

Insurance—1.9%
Asurion LLC, Term B1 (d),
4.50%, 5/24/19	7,979	8,052,207

128	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Principal Amount (000s)	Value

IT Services—0.7%
Blue Coat Systems, Inc. (d),
4.50%, 5/23/19	$3,000	$3,025,314

Leisure—0.7%
AMC Entertainment, Inc.,
3.50%, 4/23/20	3,000	3,015,312

Miscellaneous Manufacturing—0.1%
Generac Power Systems, Inc., Term B (d),
3.50%, 5/31/20	500	502,188

Oil & Gas—2.0%
Chesapeake Energy Corp.,
5.75%, 12/2/17	8,250	8,489,398

Software—0.7%
First Data Corp. (d),
4.199%, 3/24/17	3,000	2,992,500

Telecommunications—2.0%
Cricket Communications, Inc.,
4.75%, 10/10/19	3,990	4,017,431
4.75%, 3/8/20, Term C	3,000	3,020,625
Intelsat Jackson Holdings Ltd.,
5.25%, 2/1/14	1,659	1,659,089

		8,697,145

Total Senior Loans (cost—$44,740,416)		45,042,314

Convertible Bonds—1.8%
Containers & Packaging—1.8%
Owens-Brockway Glass Container, Inc. (a)(c), 3.00%, 6/1/15
(cost—$7,850,275)	7,900	8,107,375

Repurchase Agreements—7.5%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $32,236,027; collateralized by Freddie Mac, 3.00%, due 8/6/20, valued at $32,880,981 including accrued interest
(cost—$32,236,000)	32,236	32,236,000

Total Investments (cost—$450,865,705)—104.8%		453,126,293

Liabilities in excess of other assets—(4.8)%		(20,955,503)

Net Assets—100.0%		$432,170,790

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $153,186,545, representing 35.4% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed on settled loans reflects the rate in effect on May 31, 2013. The interest rate disclosed on unsettled loans reflects the rate that will go into effect on settlement date.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after May 31, 2013.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2013.

AllianzGI Structured Alpha Fund

	Principal Amount (000s)	Value

Short-Term Investments—98.3%
U.S. Treasury Obligations—91.9%
U.S. Treasury Bills (a)(b), 0.038%, 8/22/13 (cost—$7,599,279)	$7,600	$7,599,536

Repurchase Agreements—6.4%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $527,000; collateralized by Fannie Mae, 2.23%, due 12/6/22, valued at $542,275 including accrued interest
(cost—$527,000)	527	527,000

Total Short-Term Investments (cost—$8,126,279)		8,126,536

	Contracts
Options Purchased (c)(d)—2.5%
Call Options—1.7%
iPATH S&P 500 VIX, strike price $30.00, expires 6/7/13	2	6
strike price $31.00, expires 6/7/13	93	186
Russell 2000 Index, strike price $990.00, expires 6/7/13	2	1,466
strike price $945.00, expires 6/22/13	2	8,830
strike price $985.00, expires 6/22/13	4	6,840
strike price $1,000.00, expires 6/22/13	7	6,097
strike price $1,010.00, expires 6/28/13	4	4,473
strike price $1,035.00, expires 7/20/13	2	1,280
Russell 2000 Index Flex, strike price $985.00, expires 6/3/13	2	2,430
strike price $970.00, expires 6/5/13	2	5,184
strike price $965.00, expires 6/7/13	2	6,207
strike price $965.00, expires 6/10/13	2	6,462
strike price $980.00, expires 6/14/13	2	4,471
strike price $968.00, expires 6/17/13	2	6,526
strike price $953.00, expires 6/19/13	2	9,133
strike price $990.00, expires 6/19/13	4	7,261
strike price $947.00, expires 6/24/13	2	10,456
strike price $985.00, expires 6/24/13	4	9,305
strike price $980.00, expires 6/28/13	2	5,556
strike price $985.00, expires 7/1/13	2	5,130
strike price $980.00, expires 7/3/13	2	5,893
strike price $1,010.00, expires 7/3/13	4	5,162
strike price $1,005.00, expires 7/5/13	2	3,174

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	129

Schedule of Investments

May 31, 2013 (Unaudited)

	Contracts	Value

strike price $1,009.00, expires 7/10/13	2	$3,110
strike price $1,000.00, expires 7/12/13	2	4,098
strike price $1,020.00, expires 7/15/13	2	2,487
strike price $1,030.00, expires 7/17/13	2	1,906
strike price $1,040.00, expires 7/22/13	2	1,562
strike price $1,050.00, expires 7/24/13	2	1,176
strike price $1,030.00, expires 7/26/13	2	2,319
strike price $1,026.00, expires 7/31/13	2	2,826
strike price $1,040.00, expires 8/2/13	2	1,625

		142,637

Put Options—0.8%
iPATH S&P 500 VIX, strike price $19.00, expires 6/7/13	26	1,066
strike price $18.00, expires 6/22/13	52	1,976
strike price $18.00, expires 6/28/13	26	1,404
strike price $18.00, expires 7/5/13	26	2,028
Nasdaq 100 Stock Index, strike price $2,940.00, expires 6/22/13	1	1,990
strike price $2,975.00, expires 6/22/13	1	3,010
Russell 2000 Index, strike price $800.00, expires 6/22/13	18	360
strike price $810.00, expires 6/22/13	16	400
strike price $820.00, expires 6/22/13	18	540
strike price $950.00, expires 6/22/13	2	1,690
strike price $965.00, expires 6/22/13	1	1,000
strike price $970.00, expires 6/22/13	1	1,326
strike price $950.00, expires 7/20/13	2	3,276
strike price $980.00, expires 7/20/13	2	5,652
Russell 2000 Index Flex, strike price $950.00, expires 6/24/13	2	1,141
S&P 500 Index, strike price $1,425.00, expires 6/7/13	79	790
strike price $1,430.00, expires 6/7/13	8	120
strike price $1,450.00, expires 6/7/13	73	1,460
strike price $1,560.00, expires 6/7/13	2	280
strike price $1,400.00, expires 6/14/13	8	160
strike price $1,425.00, expires 6/14/13	87	3,045
strike price $1,450.00, expires 6/14/13	64	2,560
strike price $1,455.00, expires 6/14/13	10	700
strike price $1,590.00, expires 6/14/13	2	1,560

	Contracts	Value

strike price $1,625.00, expires 6/14/13	1	$1,710
strike price $1,630.00, expires 6/14/13	1	1,950
strike price $1,600.00, expires 6/22/13	1	1,350
strike price $1,620.00, expires 6/22/13	3	5,775
S&P 500 Index Flex, strike price $1,555.00, expires 6/4/13	2	12
strike price $1,590.00, expires 6/11/13	2	821
strike price $1,614.00, expires 6/18/13	2	2,603
strike price $1,600.00, expires 6/25/13	2	2,594
strike price $1,618.00, expires 7/2/13	2	4,283
S&P 500 PM Index, strike price $1,640.00, expires 6/28/13	1	3,170
strike price $1,645.00, expires 6/28/13	1	2,100

		63,902

Total Options Purchased (cost—$159,522)		206,539

Total Investments, before options written (cost—$8,285,801)—100.8%		8,333,075

Options Written (c)(d)— (3.4)%
Call Options—(1.9)%
iPATH S&P 500 VIX, strike price $27.00, expires 6/22/13	54	(756)
strike price $28.00, expires 6/22/13	81	(891)
strike price $29.00, expires 6/22/13	143	(1,573)
strike price $30.00, expires 6/22/13	35	(350)
strike price $27.00, expires 7/20/13	26	(884)
strike price $28.00, expires 7/20/13	40	(1,360)
strike price $30.00, expires 7/20/13	69	(1,656)
Nasdaq 100 Stock Index, strike price $3,125.00, expires 6/22/13	8	(1,840)
strike price $3,150.00, expires 6/22/13	4	(580)
strike price $3,200.00, expires 7/20/13	3	(1,107)
Russell 2000 Index, strike price $975.00, expires 6/22/13	6	(14,760)
strike price $1,020.00, expires 6/22/13	13	(4,420)
strike price $1,025.00, expires 6/22/13	4	(904)
strike price $1,040.00, expires 6/22/13	4	(340)
strike price $1,030.00, expires 7/20/13	4	(3,220)
strike price $1,040.00, expires 7/20/13	4	(2,180)
strike price $1,045.00, expires 7/20/13	5	(2,500)
strike price $1,060.00, expires 7/20/13	8	(1,920)

	Contracts	Value

strike price $1,065.00, expires 7/20/13	6	$(1,272)
Russell 2000 Index Flex, strike price $1,009.00, expires 6/3/13	6	(661)
strike price $1,002.00, expires 6/5/13	6	(2,617)
strike price $987.00, expires 6/7/13	6	(8,193)
strike price $990.00, expires 6/10/13	4	(5,488)
strike price $1,005.00, expires 6/14/13	2	(1,634)
strike price $1,015.00, expires 6/14/13	4	(1,864)
strike price $995.00, expires 6/17/13	4	(5,762)
strike price $980.00, expires 6/19/13	6	(14,761)
strike price $975.00, expires 6/24/13	6	(18,031)
strike price $1,020.00, expires 6/24/13	8	(5,167)
strike price $1,005.00, expires 6/28/13	6	(8,041)
strike price $1,030.00, expires 7/1/13	6	(3,336)
strike price $1,005.00, expires 7/3/13	6	(9,100)
strike price $1,030.00, expires 7/5/13	6	(3,954)
strike price $1,035.00, expires 7/10/13	6	(3,897)
strike price $1,031.00, expires 7/12/13	6	(4,805)
strike price $1,049.00, expires 7/15/13	6	(2,723)
strike price $1,062.00, expires 7/17/13	6	(1,761)
strike price $1,070.00, expires 7/22/13	6	(1,570)
strike price $1,080.00, expires 7/24/13	6	(1,147)
strike price $1,060.00, expires 7/26/13	6	(2,629)
strike price $1,061.00, expires 7/31/13	6	(2,938)
strike price $1,070.00, expires 8/2/13	6	(1,795)
S&P 500 Index, strike price $1,705.00, expires 6/22/13	5	(625)
strike price $1,720.00, expires 7/20/13	2	(680)
strike price $1,725.00, expires 7/20/13	4	(980)
S&P 500 PM Index, strike price $1,700.00, expires 6/28/13	2	(460)

		(157,132)

Put Options—(1.5)%
iPATH S&P 500 VIX, strike price $17.00, expires 6/7/13	78	(156)
strike price $16.00, expires 6/22/13	156	(312)
strike price $16.50, expires 6/28/13	26	(312)
strike price $17.00, expires 6/28/13	52	(1,092)
strike price $16.50, expires 7/5/13	39	(975)

130	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Contracts	Value

strike price $17.00, expires 7/5/13	39	$(1,326)
Nasdaq 100 Stock Index, strike price $2,600.00, expires 6/22/13	5	(475)
strike price $2,650.00, expires 6/22/13	6	(900)
strike price $2,700.00, expires 6/22/13	5	(1,000)
strike price $2,750.00, expires 6/22/13	4	(1,164)
strike price $2,775.00, expires 6/22/13	1	(409)
strike price $2,800.00, expires 6/22/13	3	(1,680)
strike price $2,875.00, expires 6/22/13	4	(3,648)
strike price $2,675.00, expires 7/20/13	5	(3,975)
strike price $2,700.00, expires 7/20/13	2	(1,260)
Russell 2000 Index, strike price $890.00, expires 6/22/13	7	(1,435)
strike price $900.00, expires 6/22/13	6	(1,500)
strike price $910.00, expires 6/22/13	19	(5,966)
strike price $920.00, expires 6/22/13	2	(800)
strike price $860.00, expires 7/20/13	6	(2,184)
strike price $875.00, expires 7/20/13	9	(4,230)
strike price $900.00, expires 7/20/13	17	(12,240)
strike price $930.00, expires 7/20/13	4	(4,680)
Russell 2000 Index Flex, strike price $900.00, expires 6/24/13	6	(862)
S&P 500 Index, strike price $1,490.00, expires 6/7/13	5	(150)
strike price $1,520.00, expires 6/7/13	4	(240)
strike price $1,525.00, expires 6/7/13	5	(300)
strike price $1,530.00, expires 6/7/13	5	(325)
strike price $1,550.00, expires 6/14/13	3	(930)
strike price $1,560.00, expires 6/14/13	4	(900)
strike price $1,570.00, expires 6/14/13	6	(2,850)
strike price $1,515.00, expires 6/22/13	5	(1,325)
strike price $1,520.00, expires 6/22/13	2	(620)
strike price $1,525.00, expires 6/22/13	12	(4,080)
strike price $1,535.00, expires 6/22/13	8	(3,200)
strike price $1,550.00, expires 6/22/13	4	(1,996)
strike price $1,580.00, expires 6/22/13	2	(1,890)
strike price $1,585.00, expires 6/22/13	2	(1,862)
strike price $1,590.00, expires 6/22/13	2	(1,960)

	Contracts	Value

strike price $1,530.00, expires 7/5/13	4	$(2,080)
S&P 500 Index Flex, strike price $1,520.00, expires 6/4/13	4	(2)
strike price $1,555.00, expires 6/11/13	4	(534)
strike price $1,580.00, expires 6/18/13	4	(2,414)
strike price $1,565.00, expires 6/25/13	4	(2,764)
strike price $1,580.00, expires 7/2/13	4	(4,730)
S&P 500 PM Index, strike price $1,500.00, expires 6/28/13	3	(1,200)
strike price $1,540.00, expires 6/28/13	9	(6,075)
strike price $1,545.00, expires 6/28/13	14	(5,348)
strike price $1,550.00, expires 6/28/13	2	(1,600)
strike price $1,555.00, expires 6/28/13	6	(3,780)
strike price $1,560.00, expires 6/28/13	5	(2,415)
strike price $1,570.00, expires 6/28/13	4	(3,240)
strike price $1,575.00, expires 6/28/13	4	(4,680)
strike price $1,580.00, expires 6/28/13	8	(9,600)
strike price $1,585.00, expires 6/28/13	2	(2,500)

		(128,171)

Total Options Written (premiums received—$265,219)		(285,303)

Total Investments, net of options written (cost—$8,020,582)—97.4%		8,047,772

Other assets less other liabilities—2.6%		215,857

Net Assets—100.0%		$8,263,629

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Rates reflect the effective yields at purchase date.

(c) Non-income producing.

(d) Exchange traded-Chicago Board Options Exchange.

Glossary:

VIX—Volatility Index

AllianzGI Ultra Micro Cap Fund

	Shares	Value

Common Stock—96.5%
Aerospace & Defense—1.8%
Astronics Corp. (a)	12,780	$458,674
Sparton Corp. (a)	19,900	330,738

		789,412

Air Freight & Logistics—2.0%
Park-Ohio Holdings Corp. (a)	14,200	528,098
XPO Logistics, Inc. (a)	19,200	319,296

		847,394

Auto Components—0.9%
Stoneridge, Inc. (a)	35,400	396,834

Biotechnology—2.0%
Coronado Biosciences, Inc. (a)	17,300	170,924
Repligen Corp. (a)	59,965	496,510
Sunesis Pharmaceuticals, Inc. (a)	37,200	200,508

		867,942

Building Products—0.9%
Patrick Industries, Inc. (a)	18,700	364,463

Capital Markets—0.8%
Medley Capital Corp.	23,593	343,278

Chemicals—2.0%
American Pacific Corp. (a)	11,500	319,700
Landec Corp. (a)	38,100	534,924

		854,624

Commercial Banks—2.1%
First Connecticut Bancorp, Inc.	13,500	192,240
OmniAmerican Bancorp, Inc. (a)	5,100	113,577
Park Sterling Corp. (a)	55,700	325,845
Preferred Bank (a)	15,800	255,486

		887,148

Commercial Services & Supplies—0.9%
Ceco Environmental Corp.	33,300	401,931

Communications Equipment—1.9%
CalAmp Corp. (a)	48,700	641,379
Meru Networks, Inc. (a)	42,000	172,200

		813,579

Computers & Peripherals—1.5%
Datalink Corp. (a)	29,300	335,778
USA Technologies, Inc. (a)	154,700	283,101

		618,879

Construction & Engineering—0.9%
Orion Marine Group, Inc. (a)	32,000	384,320

Consumer Finance—0.7%
Regional Management Corp. (a)	11,800	278,480

Diversified Consumer Services—1.6%
Carriage Services, Inc.	35,000	662,550

Diversified Financial Services—1.0%
Marlin Business Services Corp.	18,200	425,516

Diversified Telecommunication Services—2.5%
8x8, Inc. (a)	58,900	487,103
inContact, Inc. (a)	79,800	579,348

		1,066,451

Electrical Equipment—2.1%
Coleman Cable, Inc.	19,300	358,980
PowerSecure International, Inc. (a)	41,000	552,680

		911,660

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	131

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

Electronic Equipment, Instruments & Components—0.7%
Key Tronic Corp. (a)	27,894	$316,876

Energy Equipment & Services—1.5%
Bolt Technology Corp.	16,400	267,320
RigNet, Inc. (a)	14,700	366,618

		633,938

Food Products—1.4%
Inventure Foods, Inc. (a)	36,179	272,066
John B Sanfilippo & Son, Inc.	16,500	319,605

		591,671

Health Care Equipment & Supplies—14.8%
Anika Therapeutics, Inc. (a)	29,700	438,372
Antares Pharma, Inc. (a)	67,100	272,426
Cardiovascular Systems, Inc. (a)	23,200	476,760
Cutera, Inc. (a)	30,800	289,828
Cynosure, Inc., Class A (a)	16,500	411,015
Fonar Corp. (a)	38,400	253,440
GenMark Diagnostics, Inc. (a)	38,600	575,140
Rochester Medical Corp. (a)	30,500	434,015
Spectranetics Corp. (a)	40,800	762,960
Staar Surgical Co. (a)	32,900	292,810
SurModics, Inc. (a)	18,200	432,068
TearLab Corp. (a)	80,800	850,016
Trinity Biotech PLC ADR	28,500	499,605
Vascular Solutions, Inc. (a)	20,900	317,053

		6,305,508

Health Care Providers & Services—5.6%
AMN Healthcare Services, Inc. (a)	48,200	645,398
Capital Senior Living Corp. (a)	28,400	745,500
Five Star Quality Care, Inc. (a)	83,500	428,355
Providence Service Corp. (a)	21,400	564,104

		2,383,357

Health Care Technology—2.2%
HealthStream, Inc. (a)	11,900	318,682
Merge Healthcare, Inc. (a)	107,500	354,750
Streamline Health Solutions, Inc. (a)	41,000	276,750

		950,182

Hotels, Restaurants & Leisure—4.8%
Carrols Restaurant Group, Inc. (a)	51,100	291,270
Diversified Restaurant Holdings, Inc. (a)	32,100	236,577
Fiesta Restaurant Group, Inc. (a)	22,400	796,768
Jamba, Inc. (a)	155,900	466,141
Monarch Casino & Resort, Inc. (a)	15,600	240,396

		2,031,152

Household Durables—0.8%
Bassett Furniture Industries, Inc.	25,400	349,504

Household Products—0.7%
Orchids Paper Products Co.	12,300	307,746

Insurance—1.9%
Homeowners Choice, Inc.	23,800	827,288

Internet Software & Services—5.3%
Internap Network Services Corp. (a)	54,300	433,314
Points International Ltd. (a)	30,200	510,984
SPS Commerce, Inc. (a)	13,800	744,786
support.com, Inc. (a)	87,800	419,684
Zix Corp. (a)	41,100	163,989

		2,272,757

	Shares	Value

IT Services—1.2%
Computer Task Group, Inc.	22,300	$497,736

Leisure Equipment & Products—1.7%
Nautilus, Inc. (a)	88,700	708,713

Life Sciences Tools & Services—2.1%
Albany Molecular Research, Inc. (a)	53,500	588,500
NeoGenomics, Inc. (a)	91,800	326,808

		915,308

Machinery—1.6%
Manitex International, Inc. (a)	42,500	461,125
Xerium Technologies, Inc. (a)	23,800	234,906

		696,031

Media—2.8%
Carmike Cinemas, Inc. (a)	20,900	370,348
Entravision Communications Corp., Class A	95,600	442,628
ReachLocal, Inc. (a)	26,500	368,350

		1,181,326

Oil, Gas & Consumable Fuels—2.2%
Emerald Oil, Inc. (a)	43,400	265,174
Evolution Petroleum Corp. (a)	27,200	288,592
StealthGas, Inc. (a)	36,600	386,862

		940,628

Personal Products—0.8%
Female Health Co.	35,500	330,505

Pharmaceuticals—2.0%
AcelRx Pharmaceuticals, Inc. (a)	20,100	179,091
Lannett Co., Inc. (a)	22,900	262,663
Santarus, Inc. (a)	18,000	400,860

		842,614

Professional Services—3.1%
Barrett Business Services, Inc.	13,700	799,121
GP Strategies Corp. (a)	20,600	515,206

		1,314,327

Road & Rail—2.3%
Celadon Group, Inc.	14,200	277,042
Saia, Inc. (a)	14,700	702,440

		979,482

Semiconductors & Semiconductor Equipment—3.3%
MaxLinear, Inc., Class A (a)	54,800	345,788
PDF Solutions, Inc. (a)	40,900	749,697
Rudolph Technologies, Inc. (a)	24,700	302,822

		1,398,307

Software—0.9%
ePlus, Inc.	8,100	402,813

Specialty Retail—3.0%
Destination Maternity Corp.	16,600	413,506
Kirkland’s, Inc. (a)	20,000	299,200
MarineMax, Inc. (a)	27,700	318,273
Pacific Sunwear of California, Inc. (a)	79,400	261,226

		1,292,205

Thrifts & Mortgage Finance—3.1%
BofI Holding, Inc. (a)	13,600	636,752
HomeStreet, Inc.	11,800	269,748
Tree.com, Inc.	20,400	402,084

		1,308,584

Trading Companies & Distributors—1.1%
Aceto Corp.	36,500	464,645

Total Common Stock (cost—$31,362,684)		41,157,664

	Units	Value

Warrants—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (cost—$0)	1,960	$196

	Principal Amount (000s)
Repurchase Agreements—3.4%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $1,471,001; collateralized by Federal Home Loan Bank, 3.30%, due 8/27/32, valued at $1,500,581 including accrued interest
(cost—$1,471,000)	$1,471	1,471,000

Total Investments (cost—$32,833,684)—99.9%		42,628,860

Other assets less liabilities—0.1%		24,017

Net Assets—100.0%		$42,652,877

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

132	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

AllianzGI U.S. Emerging Growth Fund

	Shares	Value

Common Stock—99.1%
Aerospace & Defense—0.9%
Triumph Group, Inc.	3,300	$256,245

Airlines—0.9%
Spirit Airlines, Inc. (a)	8,500	258,655

Auto Components—1.4%
American Axle & Manufacturing Holdings, Inc. (a)	12,500	222,375
Gentherm, Inc. (a)	9,700	178,674

		401,049

Automobiles—0.7%
Winnebago Industries, Inc. (a)	10,200	211,752

Biotechnology—2.5%
Alkermes PLC (a)	6,200	193,750
Cubist Pharmaceuticals, Inc. (a)	3,000	164,850
NPS Pharmaceuticals, Inc. (a)	15,100	237,825
Onyx Pharmaceuticals, Inc. (a)	1,600	152,720

		749,145

Building Products—0.3%
Ply Gem Holdings, Inc. (a)	4,300	99,330

Chemicals—3.6%
Axiall Corp.	4,000	172,600
Chemtura Corp. (a)	9,100	208,663
HB Fuller Co.	5,700	236,949
Olin Corp.	8,000	199,440
PolyOne Corp.	9,386	241,126

		1,058,778

Commercial Banks—4.7%
Cathay General Bancorp	9,700	196,813
FirstMerit Corp.	12,634	238,404
PrivateBancorp, Inc.	13,000	251,680
Sterling Financial Corp.	8,600	194,532
Susquehanna Bancshares, Inc.	17,300	207,773
Western Alliance Bancorp (a)	21,300	313,110

		1,402,312

Commercial Services & Supplies—0.6%
Steelcase, Inc., Class A	13,200	182,688

Communications Equipment—1.4%
ARRIS Group, Inc. (a)	13,600	205,768
EchoStar Corp., Class A (a)	5,500	218,405

		424,173

Computers & Peripherals—1.4%
Electronics for Imaging, Inc. (a)	7,300	203,597
Synaptics, Inc. (a)	4,800	198,048

		401,645

Construction & Engineering—1.5%
Dycom Industries, Inc. (a)	8,800	200,200
Tutor Perini Corp. (a)	12,800	237,056

		437,256

Construction Materials—0.7%
Eagle Materials, Inc.	2,800	206,500

Consumer Finance—1.3%
First Cash Financial Services, Inc. (a)	3,200	172,192
Portfolio Recovery Associates, Inc. (a)	1,400	213,178

		385,370

Distributors—0.9%
Core-Mark Holding Co., Inc.	4,300	254,517

Diversified Telecommunication Services—0.7%
Premiere Global Services, Inc. (a)	17,600	212,080

	Shares	Value

Energy Equipment & Services—4.6%
Basic Energy Services, Inc. (a)	14,300	$190,905
Geospace Technologies Corp. (a)	2,400	208,464
Helix Energy Solutions Group, Inc. (a)	9,900	236,214
Hercules Offshore, Inc. (a)	30,500	210,755
Hornbeck Offshore Services, Inc. (a)	5,300	275,706
TETRA Technologies, Inc. (a)	24,500	255,045

		1,377,089

Food Products—2.0%
B&G Foods, Inc.	6,200	178,436
Boulder Brands, Inc. (a)	18,200	190,918
Hain Celestial Group, Inc. (a)	3,200	213,184

		582,538

Health Care Equipment & Supplies—1.7%
Antares Pharma, Inc. (a)	38,500	156,310
Cynosure, Inc., Class A (a)	6,500	161,915
Endologix, Inc. (a)	14,900	200,256

		518,481

Health Care Providers & Services—3.5%
Acadia Healthcare Co., Inc. (a)	7,200	240,408
Centene Corp. (a)	3,600	178,200
Hanger, Inc. (a)	6,800	216,988
MWI Veterinary Supply, Inc. (a)	1,200	145,812
Team Health Holdings, Inc. (a)	6,800	265,676

		1,047,084

Hotels, Restaurants & Leisure—3.1%
Bally Technologies, Inc. (a)	3,600	205,020
Marriott Vacations Worldwide Corp. (a)	4,400	194,700
Six Flags Entertainment Corp.	4,000	298,280
Sonic Corp. (a)	17,700	232,401

		930,401

Household Durables—2.2%
KB Home	9,400	208,304
Meritage Homes Corp. (a)	4,400	208,384
Ryland Group, Inc.	5,300	239,984

		656,672

Insurance—2.3%
Amtrust Financial Services, Inc.	6,500	214,695
Hilltop Holdings, Inc. (a)	13,400	214,400
Stewart Information Services Corp.	8,700	240,903

		669,998

Internet Software & Services—2.2%
Blucora, Inc. (a)	12,400	226,300
Internap Network Services Corp. (a)	22,200	177,156
Web.com Group, Inc. (a)	11,700	245,583

		649,039

IT Services—1.4%
MAXIMUS, Inc.	3,300	246,279
WEX, Inc. (a)	2,300	169,901

		416,180

Leisure Equipment & Products—1.3%
Arctic Cat, Inc.	4,000	187,560
Brunswick Corp.	5,500	184,635

		372,195

Life Sciences Tools & Services—1.9%
Albany Molecular Research, Inc. (a)	12,100	133,100
ICON PLC (a)	6,700	230,078
Parexel International Corp. (a)	4,700	214,743

		577,921

	Shares	Value

Machinery—5.0%
Chart Industries, Inc. (a)	2,600	$252,928
Manitowoc Co., Inc.	14,300	300,443
Middleby Corp. (a)	1,300	212,537
Terex Corp. (a)	6,300	225,981
Trimas Corp. (a)	7,400	238,650
Wabash National Corp. (a)	23,700	248,850

		1,479,389

Media—2.2%
Imax Corp. (a)	8,000	207,280
Lions Gate Entertainment Corp. (a)	15,100	434,880

		642,160

Metals & Mining—2.3%
Materion Corp.	7,400	220,520
U.S. Silica Holdings, Inc.	11,000	242,990
Worthington Industries, Inc.	6,300	216,594

		680,104

Oil, Gas & Consumable Fuels—4.0%
Bonanza Creek Energy, Inc. (a)	8,800	326,920
Diamondback Energy, Inc. (a)	7,100	239,767
Kodiak Oil & Gas Corp. (a)	23,300	204,574
Oasis Petroleum, Inc. (a)	5,800	215,528
Rex Energy Corp. (a)	11,800	195,998

		1,182,787

Paper & Forest Products—1.0%
KapStone Paper and Packaging Corp.	10,100	293,001

Pharmaceuticals—5.3%
Akorn, Inc. (a)	15,300	222,309
Medicines Co. (a)	6,000	193,260
Nektar Therapeutics (a)	18,400	174,248
Pacira Pharmaceuticals, Inc. (a)	9,100	266,630
Salix Pharmaceuticals Ltd. (a)	3,600	218,412
Santarus, Inc. (a)	13,500	300,645
ViroPharma, Inc. (a)	7,300	200,750

		1,576,254

Professional Services—2.0%
Huron Consulting Group, Inc. (a)	4,600	205,666
On Assignment, Inc. (a)	7,600	197,904
WageWorks, Inc. (a)	6,500	188,305

		591,875

Road & Rail—4.6%
Arkansas Best Corp.	7,700	146,993
Avis Budget Group, Inc. (a)	6,800	225,488
Genesee & Wyoming, Inc., Class A (a)	2,700	240,435
Roadrunner Transportation Systems, Inc. (a)	10,200	282,540
Ryder System, Inc.	4,000	252,160
Swift Transportation Co. (a)	13,600	229,024

		1,376,640

Semiconductors & Semiconductor Equipment—3.7%
Kulicke & Soffa Industries, Inc. (a)	17,100	212,040
Lattice Semiconductor Corp. (a)	36,000	185,400
Magnachip Semiconductor Corp. (a)	11,200	207,200
RF Micro Devices, Inc. (a)	43,600	240,672
Semtech Corp. (a)	6,600	241,164

		1,086,476

Software—7.0%
ACI Worldwide, Inc. (a)	3,500	162,785
Aspen Technology, Inc. (a)	8,900	272,518

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	133

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

Cadence Design Systems, Inc. (a)	15,000	$226,950
Guidewire Software, Inc. (a)	5,700	233,472
Mentor Graphics Corp.	15,200	288,648
PTC, Inc. (a)	8,000	200,880
Synchronoss Technologies, Inc. (a)	9,000	282,150
Tangoe, Inc. (a)	12,800	190,848
Ultimate Software Group, Inc. (a)	1,900	211,470

		2,069,721

Specialty Retail—3.2%
Conn’s, Inc. (a)	7,800	383,994
Genesco, Inc. (a)	2,100	141,918
GNC Holdings, Inc., Class A	5,100	229,653
Lithia Motors, Inc., Class A	3,800	197,942

		953,507

Textiles, Apparel & Luxury Goods—1.3%
Deckers Outdoor Corp. (a)	3,400	182,512
Movado Group, Inc.	5,800	209,380

		391,892

Thrifts & Mortgage Finance—3.5%
EverBank Financial Corp.	14,100	221,370
Nationstar Mortgage Holdings, Inc. (a)	8,800	358,248
Ocwen Financial Corp. (a)	7,000	299,460
Walker & Dunlop, Inc. (a)	8,400	159,348

		1,038,426

Trading Companies & Distributors—3.4%
Air Lease Corp.	8,300	232,400
Aircastle Ltd.	15,200	240,464
CAI International, Inc. (a)	7,500	191,850
H&E Equipment Services, Inc.	7,500	167,850
Rush Enterprises, Inc., Class A (a)	7,300	187,610

		1,020,174

Transportation Infrastructure—0.9%
Macquarie Infrastructure Co. LLC	4,900	266,952

Total Common Stock (cost—$21,757,715)		29,388,451

	Units
Warrants—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (cost—$0)	2,110	211

Total Investments (cost—$21,757,715)—99.1%		29,388,662

Other assets less liabilities—0.9%		280,102

Net Assets—100.0%		$29,668,764

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI U.S. Equity Hedged Fund

	Shares	Value

Common Stock (a)—93.2%
Aerospace & Defense—2.3%
Boeing Co.	179	$17,725
General Dynamics Corp.	88	6,785
Honeywell International, Inc.	206	16,163
L-3 Communications Holdings, Inc.	23	1,957
Lockheed Martin Corp.	71	7,514
Northrop Grumman Corp.	62	5,108
Precision Castparts Corp.	39	8,343
Raytheon Co.	85	5,664
Rockwell Collins, Inc.	36	2,331
Textron, Inc.	72	1,941
United Technologies Corp.	222	21,068

		94,599

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.	42	2,381
Expeditors International of Washington, Inc.	55	2,147
FedEx Corp.	77	7,418
United Parcel Service, Inc., Class B	188	16,149

		28,095

Airlines—0.1%
Southwest Airlines Co.	192	2,721

Auto Components—0.3%
BorgWarner, Inc. (b)	30	2,432
Delphi Automotive PLC	77	3,758
Goodyear Tire & Rubber Co. (b)	64	969
Johnson Controls, Inc.	180	6,725

		13,884

Automobiles—0.5%
Ford Motor Co.	1,031	16,166
Harley-Davidson, Inc.	60	3,273

		19,439

Beverages—2.2%
Beam, Inc.	42	2,723
Brown-Forman Corp., Class B	40	2,753
Coca-Cola Co.	1,008	40,310
Coca-Cola Enterprises, Inc.	70	2,601
Constellation Brands, Inc., Class A (b)	40	2,120
Dr. Pepper Snapple Group, Inc.	54	2,483
Molson Coors Brewing Co., Class B	41	2,026
Monster Beverage Corp. (b)	38	2,074
PepsiCo, Inc.	406	32,793

		89,883

Biotechnology—1.9%
Alexion Pharmaceuticals, Inc. (b)	52	5,072
Amgen, Inc.	197	19,805
Biogen Idec, Inc. (b)	62	14,724
Celgene Corp. (b)	111	13,725
Gilead Sciences, Inc. (b)	401	21,847
Regeneron Pharmaceuticals, Inc. (b)	20	4,837

		80,010

Building Products—0.0%
Masco Corp.	94	1,976

Capital Markets—2.1%
Ameriprise Financial, Inc.	54	4,402
Bank of New York Mellon Corp.	306	9,198
BlackRock, Inc.	32	8,934
Charles Schwab Corp.	289	5,740
E*TRADE Financial Corp. (b)	75	872
Franklin Resources, Inc.	37	5,728
Goldman Sachs Group, Inc.	115	18,639

	Shares	Value

Invesco Ltd.	116	$3,914
Legg Mason, Inc.	30	1,051
Morgan Stanley	361	9,350
Northern Trust Corp.	57	3,315
State Street Corp.	120	7,942
T Rowe Price Group, Inc.	68	5,158

		84,243

Chemicals—2.3%
Air Products & Chemicals, Inc.	55	5,193
Airgas, Inc.	18	1,852
CF Industries Holdings, Inc.	16	3,055
Dow Chemical Co.	317	10,924
Eastman Chemical Co.	41	2,940
Ecolab, Inc.	70	5,913
EI du Pont de Nemours & Co.	246	13,724
FMC Corp.	36	2,258
International Flavors & Fragrances, Inc.	21	1,686
LyondellBasell Industries NV, Class A	100	6,665
Monsanto Co.	141	14,190
Mosaic Co.	73	4,440
PPG Industries, Inc.	38	5,837
Praxair, Inc.	78	8,918
Sherwin-Williams Co.	22	4,148
Sigma-Aldrich Corp.	31	2,593

		94,336

Commercial Banks—2.7%
BB&T Corp.	184	6,057
Comerica, Inc.	49	1,935
Fifth Third Bancorp	231	4,204
First Horizon National Corp.	64	735
Huntington Bancshares, Inc.	222	1,721
KeyCorp	243	2,620
M&T Bank Corp.	32	3,357
PNC Financial Services Group, Inc.	139	9,958
Regions Financial Corp.	372	3,396
SunTrust Banks, Inc.	142	4,557
U.S. Bancorp	490	17,179
Wells Fargo & Co.	1,288	52,228
Zions Bancorporation	48	1,346

		109,293

Commercial Services & Supplies—0.5%
ADT Corp. (b)	58	2,354
Avery Dennison Corp.	26	1,131
Cintas Corp.	27	1,233
Iron Mountain, Inc.	44	1,577
Pitney Bowes, Inc.	53	778
Republic Services, Inc.	78	2,660
Stericycle, Inc. (b)	23	2,524
Tyco International Ltd.	123	4,159
Waste Management, Inc.	115	4,822

		21,238

Communications Equipment—1.8%
Cisco Systems, Inc.	1,402	33,760
F5 Networks, Inc. (b)	21	1,747
Harris Corp.	29	1,454
JDS Uniphase Corp. (b)	62	845
Juniper Networks, Inc. (b)	136	2,411
Motorola Solutions, Inc.	73	4,231
QUALCOMM, Inc.	452	28,693

		73,141

Computers & Peripherals—3.8%
Apple, Inc.	247	111,071
Dell, Inc.	384	5,127
EMC Corp. (b)	554	13,717
Hewlett-Packard Co.	514	12,552
NetApp, Inc. (b)	95	3,565
SanDisk Corp. (b)	64	3,777
Seagate Technology PLC	84	3,619

134	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

Western Digital Corp.	57	$3,609

		157,037

Construction & Engineering—0.2%
Fluor Corp.	43	2,718
Jacobs Engineering Group, Inc. (b)	35	1,995
Quanta Services, Inc. (b)	56	1,589

		6,302

Construction Materials—0.0%
Vulcan Materials Co.	33	1,768

Consumer Finance—0.9%
American Express Co.	253	19,155
Capital One Financial Corp.	154	9,383
Discover Financial Services	131	6,211
SLM Corp.	119	2,825

		37,574

Containers & Packaging—0.1%
Ball Corp.	39	1,683
Bemis Co., Inc.	27	1,057
Owens-Illinois, Inc. (b)	43	1,181
Sealed Air Corp.	52	1,249

		5,170

Distribution/Wholesale—0.0%
Fossil Group, Inc. (b)	13	1,381

Distributors—0.1%
Genuine Parts Co.	41	3,187

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (b)	26	520
H&R Block, Inc.	72	2,107

		2,627

Diversified Financial Services—3.8%
Bank of America Corp.	2,843	38,835
Citigroup, Inc.	799	41,540
CME Group, Inc.	81	5,502
IntercontinentalExchange, Inc. (b)	19	3,253
JPMorgan Chase & Co.	1,007	54,972
Leucadia National Corp.	77	2,416
McGraw Hill Financial, Inc.	74	4,037
Moody’s Corp.	50	3,322
NASDAQ OMX Group, Inc.	30	944
NYSE Euronext	64	2,575

		157,396

Diversified Telecommunication Services—2.3%
AT&T, Inc.	1,444	50,525
CenturyLink, Inc.	165	5,635
Frontier Communications Corp.	263	1,089
Verizon Communications, Inc.	751	36,408
Windstream Corp.	156	1,253

		94,910

Electric Utilities—1.7%
American Electric Power Co., Inc.	129	5,911
Duke Energy Corp.	185	12,382
Edison International	87	3,997
Entergy Corp.	47	3,237
Exelon Corp.	225	7,052
FirstEnergy Corp.	111	4,330
NextEra Energy, Inc.	112	8,469
Northeast Utilities	83	3,459
Pepco Holdings, Inc.	65	1,350
Pinnacle West Capital Corp.	28	1,581
PPL Corp.	154	4,574
Southern Co.	228	10,009
Xcel Energy, Inc.	129	3,705

		70,056

	Shares	Value

Electrical Equipment—0.6%
Eaton Corp. PLC	124	$8,191
Emerson Electric Co.	191	10,975
Rockwell Automation, Inc.	37	3,257
Roper Industries, Inc.	26	3,230

		25,653

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	42	3,272
Corning, Inc.	387	5,948
FLIR Systems, Inc.	38	926
Jabil Circuit, Inc.	48	963
Molex, Inc.	37	1,085
TE Connectivity Ltd.	111	4,927

		17,121

Energy Equipment & Services—1.7%
Baker Hughes, Inc.	117	5,321
Cameron International Corp. (b)	65	3,957
Diamond Offshore Drilling, Inc.	18	1,239
Ensco PLC, Class A	61	3,670
FMC Technologies, Inc. (b)	62	3,451
Halliburton Co.	245	10,253
Helmerich & Payne, Inc.	28	1,729
Nabors Industries Ltd.	77	1,233
National Oilwell Varco, Inc.	113	7,944
Noble Corp.	66	2,557
Rowan Cos. PLC, Class A (b)	32	1,064
Schlumberger Ltd.	349	25,487

		67,905

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	115	12,612
CVS Caremark Corp.	324	18,656
Kroger Co.	137	4,613
Safeway, Inc.	63	1,449
Sysco Corp.	155	5,239
Wal-Mart Stores, Inc.	439	32,855
Walgreen Co.	226	10,794
Whole Foods Market, Inc.	91	4,719

		90,937

Food Products—1.7%
Archer-Daniels-Midland Co.	174	5,608
Campbell Soup Co.	47	2,012
ConAgra Foods, Inc.	110	3,706
General Mills, Inc.	171	8,051
Hershey Co.	40	3,564
HJ Heinz Co.	84	6,078
Hormel Foods Corp.	36	1,434
JM Smucker Co.	28	2,827
Kellogg Co.	65	4,033
Kraft Foods Group, Inc.	156	8,600
McCormick & Co., Inc.	35	2,418
Mead Johnson Nutrition Co.	54	4,378
Mondelez International, Inc., Class A	468	13,787
Tyson Foods, Inc., Class A	75	1,875

		68,371

Gas Utilities—0.1%
AGL Resources, Inc.	30	1,270
ONEOK, Inc.	54	2,438

		3,708

Health Care Equipment & Supplies—2.0%
Abbott Laboratories	413	15,145
Baxter International, Inc.	144	10,128
Becton Dickinson and Co.	52	5,128
Boston Scientific Corp. (b)	358	3,308
CareFusion Corp. (b)	59	2,168
Covidien PLC	124	7,886
CR Bard, Inc.	20	2,062
DENTSPLY International, Inc.	38	1,587

	Shares	Value

Edwards Lifesciences Corp. (b)	30	$1,994
Intuitive Surgical, Inc. (b)	10	4,975
Medtronic, Inc.	266	13,569
St. Jude Medical, Inc.	75	3,242
Stryker Corp.	76	5,046
Varian Medical Systems, Inc. (b)	28	1,876
Zimmer Holdings, Inc.	44	3,454

		81,568

Health Care Providers & Services—1.8%
Aetna, Inc.	100	6,038
AmerisourceBergen Corp.	61	3,299
Cardinal Health, Inc.	90	4,226
Cigna Corp.	76	5,160
DaVita HealthCare Partners, Inc. (b)	22	2,730
Express Scripts Holding Co. (b)	216	13,418
Humana, Inc.	42	3,393
Laboratory Corp. of America Holdings (b)	24	2,388
McKesson Corp.	61	6,945
Patterson Cos., Inc.	22	860
Quest Diagnostics, Inc.	42	2,597
Tenet Healthcare Corp. (b)	27	1,279
UnitedHealth Group, Inc.	269	16,847
WellPoint, Inc.	80	6,158

		75,338

Health Care Technology—0.1%
Cerner Corp. (b)	39	3,833

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	117	3,873
Chipotle Mexican Grill, Inc. (b)	8	2,888
Darden Restaurants, Inc.	33	1,709
International Game Technology	70	1,252
Marriott International, Inc., Class A	64	2,689
McDonald’s Corp.	264	25,494
Starbucks Corp.	197	12,425
Starwood Hotels & Resorts Worldwide, Inc.	50	3,415
Wyndham Worldwide Corp.	36	2,092
Wynn Resorts Ltd.	21	2,854
Yum! Brands, Inc.	119	8,062

		66,753

Household Durables—0.3%
DR Horton, Inc.	74	1,802
Garmin Ltd.	28	978
Harman International Industries, Inc.	18	956
Leggett & Platt, Inc.	38	1,216
Lennar Corp., Class A	43	1,691
Newell Rubbermaid, Inc.	76	2,055
PulteGroup, Inc. (b)	90	1,943
Whirlpool Corp.	21	2,683

		13,324

Household Products—2.0%
Clorox Co.	35	2,908
Colgate-Palmolive Co.	232	13,419
Kimberly-Clark Corp.	102	9,876
Procter & Gamble Co.	718	55,114

		81,317

Independent Power Producers & Energy Traders—0.1%
AES Corp.	163	1,989
NRG Energy, Inc.	85	2,169

		4,158

Industrial Conglomerates—2.2%
3M Co.	167	18,415
Danaher Corp.	153	9,458
General Electric Co.	2,733	63,734

		91,607

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	135

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

Insurance—4.0%
ACE Ltd.	90	$8,071
Aflac, Inc.	123	6,850
Allstate Corp.	125	6,030
American International Group, Inc. (b)	388	17,250
Aon PLC	82	5,221
Assurant, Inc.	21	1,045
Berkshire Hathaway, Inc., Class B (b)	479	54,640
Chubb Corp.	68	5,923
Cincinnati Financial Corp.	39	1,846
Genworth Financial, Inc., Class A (b)	130	1,405
Hartford Financial Services Group, Inc.	114	3,492
Lincoln National Corp.	72	2,567
Loews Corp.	81	3,711
Marsh & McLennan Cos., Inc.	144	5,763
MetLife, Inc.	288	12,732
Principal Financial Group, Inc.	73	2,763
Progressive Corp.	146	3,722
Prudential Financial, Inc.	122	8,414
Torchmark Corp.	24	1,548
Travelers Cos., Inc.	100	8,372
Unum Group	72	2,051
XL Group PLC	78	2,452

		165,868

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (b)	96	25,827
Expedia, Inc.	24	1,379
Netflix, Inc. (b)	14	3,168
priceline.com, Inc. (b)	12	9,647
TripAdvisor, Inc. (b)	29	1,870

		41,891

Internet Software & Services—2.2%
Akamai Technologies, Inc. (b)	47	2,168
eBay, Inc. (b)	307	16,609
Google, Inc., Class A (b)	71	61,799
VeriSign, Inc. (b)	40	1,882
Yahoo!, Inc. (b)	255	6,706

		89,164

IT Services—3.5%
Accenture PLC, Class A	170	13,959
Automatic Data Processing, Inc.	128	8,796
Cognizant Technology Solutions Corp., Class A (b)	80	5,172
Computer Sciences Corp.	40	1,784
Fidelity National Information Services, Inc.	77	3,457
Fiserv, Inc. (b)	35	3,051
International Business Machines Corp.	276	57,414
Mastercard, Inc., Class A	27	15,397
Paychex, Inc.	85	3,165
SAIC, Inc.	75	1,087
Teradata Corp. (b)	43	2,397
Total System Services, Inc.	42	987
Visa, Inc., Class A	136	24,227
Western Union Co.	150	2,457

		143,350

Leisure Equipment & Products—0.1%
Hasbro, Inc.	30	1,335
Mattel, Inc.	91	4,072

		5,407

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	92	4,181
Life Technologies Corp. (b)	45	3,335
PerkinElmer, Inc.	29	908
Thermo Fisher Scientific, Inc.	94	8,300

	Shares	Value

Waters Corp. (b)	22	$2,128

		18,852

Machinery—1.7%
Caterpillar, Inc.	173	14,843
Cummins, Inc.	46	5,503
Deere & Co.	102	8,885
Dover Corp.	46	3,600
Flowserve Corp.	12	2,018
Illinois Tool Works, Inc.	110	7,714
Ingersoll-Rand PLC	73	4,200
Joy Global, Inc.	28	1,514
PACCAR, Inc.	93	4,985
Pall Corp.	29	1,978
Parker Hannifin Corp.	39	3,891
Pentair Ltd.	55	3,203
Snap-on, Inc.	15	1,366
Stanley Black & Decker, Inc.	42	3,327
Xylem, Inc.	49	1,379

		68,406

Media—3.3%
Cablevision Systems Corp., Class A	57	862
CBS Corp., Class B	154	7,623
Comcast Corp., Class A	694	27,864
DIRECTV (b)	151	9,231
Discovery Communications, Inc., Class A (b)	64	5,047
Gannett Co., Inc.	60	1,290
Interpublic Group of Cos., Inc.	110	1,564
News Corp., Class A	526	16,890
Omnicom Group, Inc.	68	4,225
Scripps Networks Interactive, Inc., Class A	23	1,549
Time Warner Cable, Inc.	78	7,450
Time Warner, Inc.	246	14,359
Viacom, Inc., Class B	120	7,907
Walt Disney Co.	475	29,963
Washington Post Co., Class B	1	467

		136,291

Metals & Mining—0.5%
Alcoa, Inc.	282	2,397
Allegheny Technologies, Inc.	28	772
Cliffs Natural Resources, Inc.	40	722
Freeport-McMoRan Copper & Gold, Inc.	274	8,508
Newmont Mining Corp.	131	4,491
Nucor Corp.	83	3,694
U.S. Steel Corp.	38	672

		21,256

Multi-line Retail—0.8%
Dollar General Corp. (b)	80	4,224
Dollar Tree, Inc. (b)	60	2,883
Family Dollar Stores, Inc.	25	1,529
JC Penney Co., Inc.	38	668
Kohl’s Corp.	56	2,879
Macy’s, Inc.	104	5,027
Nordstrom, Inc.	39	2,294
Target Corp.	172	11,954

		31,458

Multi-Utilities—1.1%
Ameren Corp.	64	2,179
CenterPoint Energy, Inc.	113	2,619
CMS Energy Corp.	70	1,887
Consolidated Edison, Inc.	77	4,394
Dominion Resources, Inc.	152	8,596
DTE Energy Co.	45	2,997
Integrys Energy Group, Inc.	21	1,208
NiSource, Inc.	82	2,356
PG&E Corp.	116	5,210

	Shares	Value

Public Service Enterprise Group, Inc.	134	$4,427
SCANA Corp.	37	1,866
Sempra Energy	60	4,878
TECO Energy, Inc.	54	951
Wisconsin Energy Corp.	60	2,449

		46,017

Office Electronics—0.1%
Xerox Corp.	322	2,830

Oil, Gas & Consumable Fuels—8.2%
Anadarko Petroleum Corp.	132	11,546
Apache Corp.	103	8,459
Cabot Oil & Gas Corp.	56	3,940
Chesapeake Energy Corp.	137	2,992
Chevron Corp.	511	62,725
ConocoPhillips	321	19,690
CONSOL Energy, Inc.	60	2,081
Denbury Resources, Inc. (b)	98	1,798
Devon Energy Corp.	99	5,628
EOG Resources, Inc.	72	9,295
EQT Corp.	40	3,195
Exxon Mobil Corp.	1,178	106,574
Hess Corp.	78	5,258
Kinder Morgan, Inc.	166	6,305
Marathon Oil Corp.	186	6,397
Marathon Petroleum Corp.	88	7,260
Murphy Oil Corp.	47	2,976
Newfield Exploration Co. (b)	36	857
Noble Energy, Inc.	95	5,477
Occidental Petroleum Corp.	213	19,611
Peabody Energy Corp.	71	1,397
Phillips 66	163	10,851
Pioneer Natural Resources Co.	35	4,854
QEP Resources, Inc.	47	1,333
Range Resources Corp.	43	3,233
Southwestern Energy Co. (b)	93	3,505
Spectra Energy Corp.	176	5,380
Tesoro Corp.	36	2,219
Valero Energy Corp.	145	5,891
Williams Cos., Inc.	180	6,332
WPX Energy, Inc. (b)	53	1,021

		338,080

Paper & Forest Products—0.2%
International Paper Co.	116	5,353
MeadWestvaco Corp.	46	1,610

		6,963

Personal Products—0.2%
Avon Products, Inc.	114	2,687
Estee Lauder Cos., Inc., Class A	63	4,270

		6,957

Pharmaceuticals—5.4%
AbbVie, Inc.	415	17,716
Actavis, Inc. (b)	33	4,069
Allergan, Inc.	81	8,059
Bristol-Myers Squibb Co.	431	19,830
Eli Lilly & Co.	263	13,981
Forest Laboratories, Inc. (b)	62	2,464
Hospira, Inc. (b)	43	1,491
Johnson & Johnson	735	61,872
Merck & Co., Inc.	794	37,080
Mylan, Inc. (b)	104	3,170
Perrigo Co.	23	2,666
Pfizer, Inc.	1,890	51,465

		223,863

Professional Services—0.1%
Dun & Bradstreet Corp.	10	981
Equifax, Inc.	31	1,888
Robert Half International, Inc.	37	1,286

		4,155

136	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

Real Estate Investment Trust—2.0%
American Tower Corp.	104	$8,095
Apartment Investment & Management Co., Class A	38	1,150
AvalonBay Communities, Inc.	29	3,847
Boston Properties, Inc.	40	4,263
Equity Residential	84	4,750
HCP, Inc.	119	5,638
Health Care REIT, Inc.	74	5,034
Host Hotels & Resorts, Inc.	192	3,416
Kimco Realty Corp.	108	2,392
Macerich Co.	36	2,337
Plum Creek Timber Co., Inc.	43	2,051
Prologis, Inc.	130	5,239
Public Storage	38	5,769
Simon Property Group, Inc.	82	13,648
Ventas, Inc.	77	5,496
Vornado Realty Trust	44	3,518
Weyerhaeuser Co.	143	4,264

		80,907

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (b)	80	1,854

Road & Rail—0.9%
CSX Corp.	268	6,756
Kansas City Southern	29	3,210
Norfolk Southern Corp.	83	6,357
Ryder System, Inc.	13	820
Union Pacific Corp.	123	19,018

		36,161

Semiconductors & Semiconductor Equipment—1.9%
Advanced Micro Devices, Inc. (b)	160	640
Altera Corp.	84	2,788
Analog Devices, Inc.	81	3,720
Applied Materials, Inc.	316	4,803
Broadcom Corp., Class A	138	4,956
First Solar, Inc. (b)	15	816
Intel Corp.	1,300	31,564
KLA-Tencor Corp.	44	2,477
Lam Research Corp. (b)	43	2,012
Linear Technology Corp.	61	2,287
LSI Corp. (b)	145	1,073
Microchip Technology, Inc.	52	1,897
Micron Technology, Inc. (b)	269	3,142
NVIDIA Corp.	164	2,376
Teradyne, Inc. (b)	50	897
Texas Instruments, Inc.	290	10,408
Xilinx, Inc.	68	2,764

		78,620

Software—3.3%
Adobe Systems, Inc. (b)	132	5,664
Autodesk, Inc. (b)	59	2,226
BMC Software, Inc. (b)	35	1,585
CA, Inc.	88	2,403
Citrix Systems, Inc. (b)	49	3,153
Electronic Arts, Inc. (b)	79	1,816
Intuit, Inc.	74	4,325
Microsoft Corp.	1,981	69,097
Oracle Corp.	971	32,781
Red Hat, Inc. (b)	50	2,412
Salesforce.com, Inc. (b)	143	6,053
Symantec Corp. (b)	181	4,053

		135,568

Specialty Retail—2.2%
Abercrombie & Fitch Co., Class A	21	1,052
AutoNation, Inc. (b)	10	463
AutoZone, Inc. (b)	9	3,680
Bed Bath & Beyond, Inc. (b)	60	4,095
Best Buy Co., Inc.	71	1,956
CarMax, Inc. (b)	60	2,806

	Shares	Value

GameStop Corp., Class A	31	$1,028
Gap, Inc.	78	3,163
Home Depot, Inc.	393	30,913
L Brands, Inc.	63	3,151
Lowe’s Cos., Inc.	292	12,296
O’Reilly Automotive, Inc. (b)	29	3,158
PetSmart, Inc.	28	1,890
Ross Stores, Inc.	59	3,794
Staples, Inc.	178	2,670
Tiffany & Co.	31	2,411
TJX Cos., Inc.	192	9,717
Urban Outfitters, Inc. (b)	28	1,174

		89,417

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	74	4,311
NIKE, Inc., Class B	192	11,839
PVH Corp.	21	2,419
Ralph Lauren Corp.	15	2,626
V.F. Corp.	23	4,229

		25,424

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	125	1,063
People’s United Financial, Inc.	90	1,238

		2,301

Tobacco—1.6%
Altria Group, Inc.	529	19,097
Lorillard, Inc.	100	4,244
Philip Morris International, Inc.	433	39,364
Reynolds American, Inc.	85	4,089

		66,794

Trading Companies & Distributors—0.2%
Fastenal Co.	72	3,757
WW Grainger, Inc.	15	3,862

		7,619

Wireless Telecommunication Services—0.3%
Crown Castle International Corp. (b)	77	5,486
Sprint Nextel Corp. (b)	791	5,775

		11,261

Total Common Stock (cost—$3,369,942)		3,828,593

	Principal Amount (000s)
Repurchase Agreements—10.5%
State Street Bank & Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $433,000; collateralized by Federal Home Loan Bank, 5.50%, due 7/15/36, valued at $442,444 including accrued interest
(cost—$433,000)	$433	433,000

	Contracts
Options Purchased (b)(c)—0.8%
Put Options—0.8%
S&P 500 Index,
strike price $1,375.00, expires 9/21/13	4	3,280
strike price $1,300.00, expires 12/21/13	7	7,840
strike price $1,275.00, expires 1/18/14	7	9,485
strike price $1,400.00, expires 3/22/14	2	6,450

	Contracts	Value

strike price $1,475.00, expires 6/21/14	1	$6,980
S&P 500 PM Index,
strike price $1,300.00, expires 6/28/13	2	40

Total Options Purchased (cost—$136,278)		34,075

Total Investments, before options written (cost—$3,939,220)—104.5%		4,295,668

Options Written (b)(c)—(0.2)%
Call Options—(0.2)%
S&P 500 PM Index, strike price $1,690.00, expires 6/28/13 (premiums received — $8,479)	23	(8,510)

Total Investments, net of options written (cost—$3,930,741)—104.3%		4,287,158

Other liabilities in excess of other assets—(4.3)%		(177,937)

Net Assets—100.0%		$4,109,221

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for option written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	137

Statements of Assets and Liabilities

May 31, 2013 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$1,240,028	$1,807,660	$1,691,024	$2,457,534	$2,078,692
Investments in Affiliates, at value	22,578,210	32,228,081	31,042,516	37,170,641	24,509,198
Repurchase agreements, at value	—	—	279,000	267,000	—
Cash	—	—	234	181	—
Receivable for investments in Affiliates sold	176,445	499,521	—	—	352,296
Receivable for Fund shares sold	4,598	26,197	8,974	54,330	8,117
Receivable from Investment Manager	1,409	1,443	1,630	4,610	2,524
Prepaid expenses	—	—	—	—	—
Total Assets	24,000,690	34,562,902	33,023,378	39,954,296	26,950,827
Liabilities:
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	27,542	1,324	49,353	—	1
Payable to custodian for cash overdraft	5,092	258,218	—	—	166,922
Administration fees payable	3,405	5,278	5,509	5,728	3,774
Distribution fees payable	2,149	2,272	2,291	2,714	2,263
Servicing fees payable	1,648	2,388	2,875	2,584	1,344
Accrued expenses	—	—	—	—	—
Total Liabilities	39,836	269,480	60,028	11,026	174,304
Net Assets	$23,960,854	$34,293,422	$32,963,350	$39,943,270	$26,776,523
Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$12	$18	$20	$20	$15
Paid-in-capital in excess of par	22,953,151	33,410,195	32,724,706	38,491,402	26,111,369
Undistributed (dividends in excess of) net investment income	(758)	49,134	15,745	53,294	28,188
Accumulated net realized gain (loss)	22,321	171,411	156,355	65,252	93,125
Net unrealized appreciation	986,128	662,664	66,524	1,333,302	543,826
Net Assets	$23,960,854	$34,293,422	$32,963,350	$39,943,270	$26,776,523
Cost of Investments	$1,195,422	$1,780,914	$1,683,219	$2,411,818	$2,068,992
Cost of Investments in Affiliates	$21,636,688	$31,592,163	$30,983,797	$35,883,055	$23,975,072
Cost of Repurchase Agreements	$—	$—	$279,000	$267,000	$—

138	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$2,149,438	$945,664	$640,739	$236,084	$1,621,729	$13,421,232	$504,839
22,481,347	10,001,218	10,849,784	4,007,075	29,248,642	194,887,952	7,958,847
125,000	—	—	—	297,000	707,000	—
757	96,916	56,520	32,958	674	950	65,210
47,749	—	24,429	—	—	—	171,154
27,461	4,473	39,491	2,563	16,218	257,029	—
2,588	1,201	1,766	595	2,559	19,467	19,885
—	—	—	—	—	47,592	55,627
24,834,340	11,049,472	11,612,729	4,279,275	31,186,822	209,341,222	8,775,562

—	—	—	—	30,000	280,000	—
—	—	—	—	45,000	—	172,044
—	—	—	—	73,709	64,509	—
—	—	—	—	—	—	—
3,260	1,489	999	227	4,906	—	—
1,544	373	460	65	4,419	48,044	981
1,412	712	330	27	2,766	31,182	562
—	—	—	—	—	140,214	62,687
6,216	2,574	1,789	319	160,800	563,949	236,274
$24,828,124	$11,046,898	$11,610,940	$4,278,956	$31,026,022	$208,777,273	$8,539,288

$12	$6	$6	$2	$16	$182	$4
23,263,722	10,323,191	10,288,527	3,745,697	29,656,058	197,421,008	7,011,771
53,411	18,343	30,064	11,501	(328,969)	(2,186,013)	2,384
7,849	54,303	(28,834)	55,731	352,607	(13,329,188)	221,442
1,503,130	651,055	1,321,177	466,025	1,346,310	26,871,284	1,303,687
$24,828,124	$11,046,898	$11,610,940	$4,278,956	$31,026,022	$208,777,273	$8,539,288
$2,086,839	$905,999	$577,414	$199,125	$1,543,686	$12,174,709	$443,619
$21,040,816	$9,389,828	$9,591,932	$3,578,009	$27,980,375	$169,263,191	$6,716,380
$125,000	$—	$—	$—	$297,000	$707,000	$—

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	139

Statements of Assets and Liabilities (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets:
Class A	$5,067,363	$9,247,308	$12,380,267	$9,471,137	$5,120,647
Class B	—	—	—	—	—
Class C	1,660,865	557,723	—	785,470	—
Class D	247,109	247,198	—	552,278	—
Class R	335,673	1,034,315	817,790	1,232,352	924,456
Class P	4,579,308	8,533,856	4,729,132	8,455,906	5,447,976
Institutional Class	—	—	—	—	—
Class R6	8,091,965	7,509,220	4,789,640	10,526,735	5,514,890
Administrative Class	3,978,571	7,163,802	10,246,521	8,919,392	9,768,554
Shares Issued and Outstanding:
Class A	262,361	485,901	746,501	473,914	295,685
Class B	—	—	—	—	—
Class C	87,128	29,446	—	39,625	—
Class D	12,803	12,950	—	27,510	—
Class R	17,427	54,403	49,465	61,595	53,552
Class P	235,289	444,227	283,958	418,224	313,143
Institutional Class	—	—	—	—	—
Class R6	415,346	390,392	287,337	519,879	316,727
Administrative Class	204,723	374,515	615,638	442,022	562,320
Net Asset Value and Redemption Price Per Share:*
Class A	$19.31	$19.03	$16.58	$19.98	$17.32
Class B	—	—	—	—	—
Class C	19.06	18.94	—	19.82	—
Class D	19.30	19.09	—	20.08	—
Class R	19.26	19.01	16.53	20.01	17.26
Class P	19.46	19.21	16.65	20.22	17.40
Institutional Class	—	—	—	—	—
Class R6	19.48	19.24	16.67	20.25	17.41
Administrative Class	19.43	19.13	16.64	20.18	17.37

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

140	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$4,953,959	$2,998,324	$756,995	$72,935	$4,954,209	$70,384,496	$1,219,225
—	—	—	—	—	3,677,115	—
268,786	—	69,201	—	5,613,675	69,406,510	1,261,500
223,670	—	221,375	—	1,829,708	334,312	242,907
1,060,189	321,929	493,107	55,210	141,531	15,891	19,964
4,326,198	2,290,893	1,288,982	115,027	6,814,899	1,342,079	38,638
—	—	—	—	—	61,876,224	5,738,795
9,124,223	4,111,226	8,046,011	3,960,358	9,407,917	—	—
4,871,099	1,324,526	735,269	75,426	2,264,083	1,740,646	18,259

243,349	170,128	37,326	4,188	261,081	6,156,636	52,840
—	—	—	—	—	315,676	—
13,298	—	3,432	—	299,055	6,002,327	55,415
10,997	—	10,898	—	96,003	29,350	10,578
52,316	18,333	24,381	3,180	7,242	1,396	867
211,028	129,479	63,030	6,581	354,662	117,368	1,675
—	—	—	—	—	5,463,395	248,644
444,579	232,139	392,943	226,349	499,007	—	—
238,438	75,019	36,041	4,324	118,070	149,008	792

$20.36	$17.62	$20.28	$17.42	$18.98	$11.43	$23.07
—	—	—	—	—	11.65	—
20.21	—	20.16	—	18.77	11.56	22.76
20.34	—	20.31	—	19.06	11.39	22.96
20.26	17.56	20.22	17.36	19.54	11.38	23.02
20.50	17.69	20.45	17.48	19.22	11.43	23.06
—	—	—	—	—	11.33	23.08
20.52	17.71	20.48	17.50	18.85	—	—
20.43	17.66	20.40	17.44	19.18	11.68	23.04

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	141

Statements of Assets and Liabilities (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset
Assets:
Investments, at value	$36,674,730	$3,210,098	$1,563,882,716	$51,530,898	$2,005,341
Investments in Affiliates, at value	—	815,496	—	—	2,351,602
Repurchase agreements, at value	—	107,000	53,103,000	1,246,000	1,006,000
Cash	13,276	57	232	454	595
Foreign currency, at value	—	1,324	—	—	—
Dividends and interest receivable (net of foreign taxes)	86,463	11,293	8,366,539	92,346	2,223
Receivable for investments sold	38,093	—	9,036,319	120,431	—
Receivable for investments in Affiliates sold	—	—	—	—	—
Receivable for Fund shares sold	3,005	100	2,468,797	14,916	—
Receivable from Investment Manager	782	14,511	—	—	68,696
Tax reclaims receivable	—	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	190,358
Prepaid expenses	20,639	50,802	64,154	20,357	4,901
Total Assets	36,836,988	4,210,681	1,636,921,757	53,025,402	5,629,716
Liabilities:
Payable for investments purchased	—	—	33,080,107	138,350	407,730
Payable for Fund shares redeemed	24,665	—	2,718,721	45,686	—
Payable for variation margin on futures contracts	—	—	—	—	176,712
Investment management fees payable	—	—	743,031	11,348	—
Distribution fees payable	53	32	54,294	614	16
Servicing fees payable	124	102	47,782	2,461	11
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Offering costs payable	—	—	—	—	59,999
Accrued expenses	37,579	44,577	283,104	62,460	25,394
Total Liabilities	62,421	44,711	36,927,039	260,919	669,862
Net Assets	$36,774,567	$4,165,970	$1,599,994,718	$52,764,483	$4,959,854
Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$18	$3	$496	$29	$3
Paid-in-capital in excess of par	31,390,058	4,294,948	1,366,082,523	43,040,126	5,241,680
Undistributed (dividends in excess of) net investment income	158,118	(55,585)	5,023,584	293,828	35,262
Accumulated net realized gain (loss)	603,377	(232,207)	(1,819,912)	220,843	(21,773)
Net unrealized appreciation (depreciation)	4,622,996	158,811	230,708,027	9,209,657	(295,318)
Net Assets	$36,774,567	$4,165,970	$1,599,994,718	$52,764,483	$4,959,854
Cost of Investments	$32,051,734	$3,224,738	$1,333,174,689	$42,321,241	$2,005,442
Cost of Investments in Affiliates	$—	$642,046	$—	$—	$2,466,226
Cost of Repurchase Agreements	$—	$107,000	$53,103,000	$1,246,000	$1,006,000
Cost of Foreign Currency	$—	$1,324	$—	$—	$—

142	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

$15,629,796	$153,771,811	$388,964,876	$76,000,366	$34,705,962	$2,716,439	$6,274,798
—	6,735,145	—	19,182,059	—	2,153,665	—
486,000	12,013,000	5,520,000	1,836,000	903,000	—	146,000
825	153	33	697	197	44,785	1,071
8,233	787,207	—	78,229	—	243	83,691
65,893	655,487	7,496,463	269,738	12,832	11,200	48,878
12	—	3,067,500	516,971	268,720	213,771	10,025
—	—	—	208,088	—	—	—
15,000	949,889	596,723	27,922	74,635	—	400
26,716	—	—	—	—	73,337	50,724
5,579	94,805	—	48,737	—	411	45
—	—	—	14,235	—	—	—
—	—	—	—	—	19,655	—
20,693	37,993	56,698	58,265	20,143	4,902	4,595
16,258,747	175,045,490	405,702,293	98,241,307	35,985,489	5,238,408	6,620,227

316,586	855,132	4,203,110	391,783	170,352	—	30,378
4,977	601,225	1,028,957	36,549	394,929	—	—
—	—	—	—	—	—	—
—	135,486	165,157	60,064	24,108	—	—
59	22,276	25,903	746	—	9	7
64	28,544	47,025	875	80	13	103
—	5,019	—	—	—	—	—
4,640	—	—	—	—	60,430	36,053
63,959	202,586	56,311	220,523	51,443	19,057	7,160
390,285	1,850,268	5,526,463	710,540	640,912	79,509	73,701
$15,868,462	$173,195,222	$400,175,830	$97,530,767	$35,344,577	$5,158,899	$6,546,526

$9	$155	$390	$26	$27	$3	$4
14,215,878	173,732,914	378,795,518	76,751,405	32,430,720	5,106,940	6,410,033
101,313	885,830	(1,216,577)	312,464	(489,871)	40,875	83,748
591,988	(21,254,726)	3,769,659	2,565,417	(7,496,822)	10,845	28,655
959,274	19,831,049	18,826,840	17,901,455	10,900,523	236	24,086
$15,868,462	$173,195,222	$400,175,830	$97,530,767	$35,344,577	$5,158,899	$6,546,526
$14,668,193	$134,787,653	$370,138,036	$63,302,054	$23,805,439	$2,714,565	$6,249,750
$—	$5,894,932	$—	$13,964,453	$—	$2,156,833	$—
$486,000	$12,013,000	$5,520,000	$1,836,000	$903,000	$—	$146,000
$8,225	$785,274	$—	$78,282	$—	$245	$83,678

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	143

Statements of Assets and Liabilities (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset
Net Assets:
Class A	$259,065	$128,720	$148,895,784	$10,394,849	$9,451
Class C	89,391	48,235	53,916,727	997,924	24,413
Class D	101,872	245,031	45,451,446	211,019	16,664
Class R	—	—	410,925	—	—
Class P	14,977	26,621	75,239,440	34,385	9,458
Institutional Class	36,309,262	3,717,363	1,262,531,913	41,126,306	4,899,868
Administrative Class	—	—	13,548,483	—	—
Shares Issued and Outstanding:
Class A	12,461	8,458	4,605,046	578,819	667
Class C	4,352	3,170	1,666,061	56,082	1,728
Class D	4,946	16,092	1,407,728	11,527	1,175
Class R	—	—	12,725	—	—
Class P	720	1,737	2,332,089	1,894	667
Institutional Class	1,747,224	245,143	39,200,425	2,269,444	345,224
Administrative Class	—	—	420,012	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$20.79	$15.22	$32.33	$17.96	$14.18
Class C	20.54	15.22	32.36	17.79	14.13
Class D	20.60	15.23	32.29	18.31	14.18
Class R	—	—	32.29	—	—
Class P	20.79	15.32	32.26	18.15	14.19
Institutional Class	20.78	15.16	32.21	18.12	14.19
Administrative Class	—	—	32.26	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

144	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

$134,062	$87,291,488	$112,835,261	$3,386,157	$403,407	$38,584	$20,864
92,058	35,908,765	29,806,835	576,198	—	15,791	10,507
81,817	14,500,566	74,415,312	134,565	—	10,095	469,078
—	—	2,377,565	15,585	—	—	—
12,011	29,544,463	14,876,923	29,649,292	992,126	10,101	10,550
15,548,514	5,949,940	135,423,924	63,755,299	33,949,044	5,084,328	6,035,527
—	—	30,440,010	13,671	—	—	—

7,798	7,803,219	10,806,086	90,959	31,139	2,548	1,319
5,437	3,276,669	2,858,103	15,613	—	1,046	667
4,780	1,299,353	7,315,581	3,536	—	667	29,659
—	—	234,360	417	—	—	—
697	2,626,324	1,467,498	801,463	76,586	667	667
902,452	534,834	13,320,985	1,688,750	2,609,862	335,401	381,260
—	—	3,004,355	363	—	—	—

$17.19	$11.19	$10.44	$37.23	$12.95	$15.14	$15.81
16.93	10.96	10.43	36.91	—	15.09	15.76
17.12	11.16	10.17	38.06	—	15.14	15.82
—	—	10.14	37.38	—	—	—
17.24	11.25	10.14	36.99	12.95	15.15	15.82
17.23	11.12	10.17	37.75	13.01	15.16	15.83
—	—	10.13	37.67	—	—	—

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	145

Statements of Assets and Liabilities (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood	AllianzGI Short Duration High Income
Assets:
Investments, at value	$68,479,753	$8,050,242	$3,777,634	$6,584,908	$420,890,293
Repurchase agreements, at value	317,000	204,000	—	2,531,000	32,236,000
Cash	330	996	97,496	449	9,565
Foreign currency, at value	83,114	15,688	5,769	—	—
Dividends and interest receivable (net of foreign taxes)	353,336	39,217	23,315	3,174	5,245,615
Receivable for investments sold	749,406	190,442	—	176,900	—
Deposits with brokers for options collateral	—	—	—	—	—
Receivable for Fund shares sold	24,997	50	—	—	3,444,891
Receivable from Investment Manager	—	79,840	18,237	12,391	—
Tax reclaims receivable	14,578	3,851	3,152	—	—
Prepaid expenses	20,867	50,800	21,124	20,848	26,153
Total Assets	70,043,381	8,635,126	3,946,727	9,329,670	461,852,517
Liabilities:
Payable for investments purchased	—	86,710	6,118	135,261	26,947,065
Payable for Fund shares redeemed	76,934	—	—	—	2,463,566
Options written, at value	—	—	—	1,618,440	—
Investment management fees payable	36,800	—	—	—	166,948
Distribution fees payable	2,857	17	11	33	9,775
Servicing fees payable	3,150	436	21	269	41,490
Offering costs payable	—	63,963	241	—	—
Accrued expenses	54,924	21,071	53,799	62,819	52,883
Total Liabilities	174,665	172,197	60,190	1,816,822	29,681,727
Net Assets	$69,868,716	$8,462,929	$3,886,537	$7,512,848	$432,170,790
Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$34	$4	$2	$5	$271
Paid-in-capital in excess of par	63,048,401	7,410,785	3,321,098	7,207,863	431,181,545
Undistributed (dividends in excess of) net investment income	612,875	58,264	20,788	(29,863)	(830,073)
Accumulated net realized gain (loss)	1,527,652	181,417	99,377	(394,236)	(441,541)
Net unrealized appreciation	4,679,754	812,459	445,272	729,079	2,260,588
Net Assets	$69,868,716	$8,462,929	$3,886,537	$7,512,848	$432,170,790
Cost of Investments	$63,796,566	$7,236,809	$3,331,818	$5,706,392	$418,629,705
Cost of Repurchase Agreements	$317,000	$204,000	$—	$2,531,000	$32,236,000
Cost of Foreign Currency	$83,487	$15,785	$5,776	$—	$—
Premiums Received for Options Written	$—	$—	$—	$1,469,003	$—

146	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Structured Alpha	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged

$7,806,075	$41,157,860	$29,388,662	$3,862,668
527,000	1,471,000	—	433,000
950	863	11,231	183
—	—	—	—
—	16,984	12,947	7,852
10,833	406,572	661,023	8,480
235,676	—	—	15,613
—	383,595	10,785	—
53,987	—	—	62,608
—	—	—	5
5,578	18,672	32,768	4,901
8,640,099	43,455,546	30,117,416	4,395,310

8,587	696,176	324,143	218,250
—	13,217	64,331	—
285,303	—	—	8,510
—	49,687	6,117	—
6	—	213	6
177	3,755	668	56
47,446	—	—	46,641
34,951	39,834	53,180	12,626
376,470	802,669	448,652	286,089
$8,263,629	$42,652,877	$29,668,764	$4,109,221

$5	$22	$19	$3
8,160,749	33,684,850	21,291,392	3,812,740
(55,766)	(339,616)	(90,090)	19,564
131,451	(487,555)	836,496	(79,503)
27,190	9,795,176	7,630,947	356,417
$8,263,629	$42,652,877	$29,668,764	$4,109,221
$7,758,801	$31,362,684	$21,757,715	$3,506,220
$527,000	$1,471,000	$—	$433,000
$—	$—	$—	$—
$265,219	$—	$—	$8,479

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	147

Statements of Assets and Liabilities (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood	AllianzGI Short Duration High Income
Net Assets:
Class A	$9,669,185	$1,239,059	$68,959	$1,055,796	$144,565,718
Class C	4,500,317	27,809	16,246	51,386	47,403,099
Class D	592,656	754,374	12,002	82,001	15,365,798
Class R	—	—	—	—	—
Class P	1,349,786	12,805	12,013	136,362	101,817,011
Institutional Class	53,756,772	6,428,882	3,777,317	6,187,303	123,019,164
Shares Issued and Outstanding:
Class A	470,264	65,990	3,965	67,256	9,064,732
Class C	221,424	1,476	937	3,346	2,977,146
Class D	28,544	40,172	689	5,232	963,558
Class R	—	—	—	—	—
Class P	65,274	677	689	8,691	6,385,903
Institutional Class	2,626,720	339,876	216,506	393,857	7,705,792
Net Asset Value and Redemption Price Per Share:*
Class A	$20.56	$18.78	$17.39	$15.70	$15.95
Class C	20.32	18.84	17.33	15.36	15.92
Class D	20.76	18.78	17.41	15.67	15.95
Class R	—	—	—	—	—
Class P	20.68	18.91	17.44	15.69	15.94
Institutional Class	20.47	18.92	17.45	15.71	15.96

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

148	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Structured Alpha	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged

$10,135	$19,251,189	$3,192,298	$199,991
10,098	—	323,131	10,824
816,405	—	67,953	214,915
—	—	19,360	—
10,143	390,268	33,974	10,872
7,416,848	23,011,420	26,032,048	3,672,619

667	976,218	200,765	12,278
667	—	20,688	667
53,702	—	4,272	13,189
—	—	1,224	—
667	19,759	2,122	667
487,239	1,161,137	1,622,213	225,087

$15.20	$19.72	$15.90	$16.29
15.15	—	15.62	16.24
15.20	—	15.91	16.29
—	—	15.82	—
15.21	19.75	16.01	16.31
15.22	19.82	16.05	16.32

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	149

Statements of Operations

Six Months ended May 31, 2013 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Investment Income:
Dividends from investments in Affiliates	$343,205	$423,331	$370,915	$473,152	$265,706
Dividends, net of foreign withholding taxes	28,042	32,902	27,727	44,568	29,389
Interest	10	16	16	17	11
Contribution from Investment Manager (See Note 6)	—	—	—	2,924	991
Total Investment Income	371,257	456,249	398,658	520,661	296,097
Expenses:
Investment management	5,401	6,902	5,861	5,173	3,034
Administration	20,102	26,654	25,530	24,235	13,451
Distribution — Class B	—	—	—	—	—
Distribution — Class C	7,210	1,594	—	2,600	—
Distribution — Class R	602	1,254	1,252	1,622	1,131
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	6,922	11,902	14,605	11,442	6,155
Servicing — Class B	—	—	—	—	—
Servicing — Class C	2,403	532	—	867	—
Servicing — Class D	974	333	—	611	—
Servicing — Class R	602	1,254	1,252	1,622	1,131
Distribution and/or servicing — Administrative Class	1,271	2,016	2,325	1,932	2,135
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—	—
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Legal	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Miscellaneous	—	14	73	202	158
Total Expenses	45,487	52,455	50,898	50,306	27,195
Less: Fee Waiver/Reimbursement from Investment Manager	(14,728)	(15,828)	(14,809)	(21,467)	(10,940)
Net Expenses	30,759	36,627	36,089	28,839	16,255
Net Investment Income	340,498	419,622	362,569	491,822	279,842
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	32,053	13,077	(10,224)	(4,672)	317
Investments in Affiliates	(113,468)	(158,861)	(135,456)	(197,213)	(101,178)
Net capital gain distributions received from underlying Affiliated funds	330,844	351,075	315,576	381,918	207,002
Net change in unrealized appreciation/depreciation of:
Investments	(42,399)	(31,998)	(12,678)	(9,813)	(9,228)
Investments in Affiliates	(221,209)	(152,113)	(167,175)	330,052	301,664
Net Realized and Change in Unrealized Gain (Loss)	(14,179)	21,180	(9,957)	500,272	398,577
Net Increase in Net Assets Resulting from Investment Operations	$326,319	$440,802	$352,612	$992,094	$678,419

150	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Growth Allocation

$286,462	$142,557	$151,883	$64,240	$499,970	$3,816,120	$122,620
35,942	17,677	15,139	6,474	41,328	326,538	12,763
11	2	2	—	12	17	1
1,996	927	4,355	2,025	534	—	—
324,411	161,163	171,379	72,739	541,844	4,142,675	135,384

2,692	1,275	388	31	5,173	891,121	33,467
12,546	6,051	2,217	168	25,642	—	—
—	—	—	—	—	15,068	—
874	—	245	—	24,199	266,149	4,963
1,196	401	555	59	177	20	27
—	—	—	—	—	663	14
5,706	3,327	860	67	6,502	88,664	1,135
—	—	—	—	—	5,023	—
291	—	82	—	8,066	88,716	1,654
291	—	260	—	2,141	373	204
1,196	401	555	59	177	20	27
1,154	395	183	28	512	2,138	22
—	—	—	—	—	19,021	192
—	—	—	—	—	3,084	—
—	—	—	—	—	11,705	317
—	—	—	—	—	90	60
—	—	—	—	—	—	16
—	—	—	—	—	20,320	1,653
—	—	—	—	—	526	—
—	—	—	—	—	27,759	681
—	—	—	—	—	25,047	29,289
—	—	—	—	—	20,146	4,355
—	—	—	—	—	36,023	4,445
—	—	—	—	—	14,468	8,011
—	—	—	—	—	4,809	2,388
—	—	—	—	—	21,716	12,897
—	—	—	—	—	33,040	30,919
178	76	31	2	—	2,615	2,461
26,124	11,926	5,376	414	72,589	1,598,324	139,197
(10,458)	(5,148)	(2,082)	(156)	(17,202)	(961,506)	(125,595)
15,666	6,778	3,294	258	55,387	636,818	13,602
308,745	154,385	168,085	72,481	486,457	3,505,857	121,782

1,072	166	3,120	2,289	47,829	112,234	9,906
(87,291)	(38,733)	(39,691)	7,621	(24,578)	2,235,141	179,001
216,828	103,582	125,036	45,517	485,852	3,013,104	103,628

19,095	14,432	18,572	8,357	(53,751)	172,238	9,165
614,864	343,375	429,166	159,926	(388,070)	3,595,533	211,419
764,568	422,822	536,203	223,710	67,282	9,128,250	513,119

$1,073,313	$577,207	$704,288	$296,191	$553,739	$12,634,107	$634,901

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	151

Statements of Operations (cont’d)

Six Months ended May 31, 2013 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Disciplined Equity	AllianzGI Dynamic Emerging Multi-Asset (1)
Investment Income:
Interest	$26	$5	$11,229,107	$63	$459
Dividends, net of foreign withholding taxes	293,648	13,790	5,602,203	520,826	—
Dividends from investments in Affiliates	—	1,288	—	—	63,276
Miscellaneous	1	3	202,812	—	—
Total Investment Income	293,675	15,086	17,034,122	520,889	63,735
Expenses:
Investment management	51,076	23,590	3,681,216	152,469	20,915
Distribution — Class C	272	245	166,931	3,663	84
Distribution — Class R	—	—	333	—	—
Administrative servicing — Class P	7	13	30,554	16	—
Servicing — Class A	134	170	136,991	11,867	12
Servicing — Class C	91	81	55,644	1,221	28
Servicing — Class D	374	463	51,058	294	15
Servicing — Class R	—	—	333	—	—
Distribution and/or servicing — Administrative Class	—	—	3,889	—	—
Sub-transfer agent — Class A	14	157	31,694	9,863	—
Sub-transfer agent — Class C	7	254	10,808	155	—
Sub-transfer agent — Class D	26	10,276	27,455	1,524	—
Sub-transfer agent — Class R	—	—	307	—	—
Sub-transfer agent — Institutional Class	15	11	10,331	113	—
Sub-transfer agent — Administrative Class	—	—	54	—	—
Legal	2,992	6,024	52,707	4,291	4,941
Trustees	1,791	466	108,867	4,968	577
Audit and tax services	12,580	12,339	31,349	19,587	22,703
Registration	16,364	15,261	73,827	14,886	3,879
Custodian and accounting agent	51,369	40,498	73,724	34,078	30,660
Shareholder communications	5,481	5,426	41,177	5,584	4,429
Transfer agent	2,862	2,872	37,390	6,666	1,362
Organizational	—	—	—	—	20,237
Offering	—	—	—	—	59,999
Insurance	2,497	2,333	11,631	3,013	—
Miscellaneous	2,652	2,733	6,220	2,938	2,474
Total Expenses	150,604	123,212	4,644,490	277,196	172,315
Less: Fee Waiver/Reimbursement from Investment Manager	(79,327)	(90,963)	—	(82,256)	(143,842)
Net Expenses	71,277	32,249	4,644,490	194,940	28,473
Net Investment Income (Loss)	222,398	(17,163)	12,389,632	325,949	35,262
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	604,087	(46,146)	29,329,810	465,701	81
Investments in Affiliates	—	2,153	—	—	(12,904)
Futures contracts	—	—	—	—	(8,950)
Foreign currency transactions	—	(70)	—	—	—
Payments from Affiliates (See Note 12)	—	34,556	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	3,039,915	31,812	137,098,006	5,099,977	(101)
Investments in Affiliates	—	184,611	—	—	(114,624)
Futures contracts	—	—	—	—	(177,188)
Foreign currency transactions	—	2	—	—	(3,405)
Net Realized and Change in Unrealized Gain (Loss)	3,644,002	206,918	166,427,816	5,565,678	(317,091)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$3,866,400	$189,755	$178,817,448	$5,891,627	$(281,829)

(1)	Commencement of operations, December 17, 2012
(2)	Commencement of operations, December 18, 2012

152	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Managed Volatility	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return (1)	AllianzGI NFJ Emerging Markets Value (2)

$12	$486	$14,002,597	$204	$43	$13,528	$13
324,735	2,174,920	—	914,840	100,262	32,240	114,519
—	49,825	—	207,367	—	9,936	—
1	—	38,363	—	—	—	—
324,748	2,225,231	14,040,960	1,122,411	100,305	55,704	114,532

31,108	651,560	907,706	572,133	195,141	17,723	22,540
252	113,449	115,684	2,090	—	37	36
—	—	2,853	18	—	—	—
5	10,891	8,331	14,729	385	—	—
82	87,815	140,729	3,809	308	25	14
84	37,816	38,561	697	—	12	11
83	13,091	71,711	148	—	12	479
—	—	2,853	18	—	—	—
—	—	36,222	16	—	—	—
26	25,841	10,054	5,021	33	—	—
2	11,686	6,811	157	—	—	—
8	2,264	18,144	297	—	—	253
—	—	1,706	—	—	—	—
3,191	52	1,745	5,263	15,631	—	—
—	—	7	1	—	—	—
7,228	16,685	21,724	9,243	4,702	4,885	9,104
1,418	11,491	36,755	13,116	3,304	543	2,562
16,617	21,944	22,627	14,946	16,026	23,897	15,928
38,495	27,584	53,821	43,861	21,899	5,223	5,044
72,857	57,239	41,272	111,549	33,274	33,632	54,066
10,324	16,003	17,626	20,018	10,019	3,966	2,897
3,052	8,505	16,893	8,014	5,350	1,357	3,047
—	—	—	—	—	21,330	8,934
4,640	—	—	—	—	60,430	36,053
2,491	3,741	5,716	3,849	3,028	—	—
3,254	6,934	2,735	4,380	2,516	2,401	2,653
195,217	1,124,591	1,582,286	833,373	311,616	175,473	163,621
(147,970)	—	(1,089)	(124,247)	(70,489)	(160,644)	(133,536)
47,247	1,124,591	1,581,197	709,126	241,127	14,829	30,085
277,501	1,100,640	12,459,763	413,285	(140,822)	40,875	84,447

547,952	2,587,645	3,319,016	12,853,537	1,196,314	11,284	39,921
—	176,863	—	2,194,727	—	(3,103)	—
—	—	—	—	—	2,550	—
(5,830)	(72,436)	—	(114,854)	—	114	(11,266)
—	—	—	—	—	—	—

324,451	7,068,140	6,941,600	(440,378)	4,745,944	1,874	25,048
—	785,692	—	3,162,809	—	(3,168)	—
—	—	—	—	—	1,630	—
(542)	8,339	—	1,126	—	(100)	(962)
866,031	10,554,243	10,260,616	17,656,967	5,942,258	11,081	52,741

$1,143,532	$11,654,883	$22,720,379	$18,070,252	$5,801,436	$51,956	$137,188

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	153

Statements of Operations (cont’d)

Six Months ended May 31, 2013 (Unaudited)

	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Redwood	AllianzGI Short Duration High Income
Investment Income:
Interest	$76	$14	$2	$130	$7,311,321
Dividends, net of foreign withholding taxes	1,553,715	139,416	73,165	81,537	—
Miscellaneous	—	140	109	—	184,686
Total Investment Income	1,553,791	139,570	73,276	81,667	7,496,007
Expenses:
Investment management	251,959	33,714	17,092	43,715	733,534
Distribution — Class C	15,717	78	52	191	46,786
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	590	—	5	69	37,692
Servicing — Class A	11,019	1,478	71	1,587	130,267
Servicing — Class C	5,239	26	18	64	46,786
Servicing — Class D	655	677	15	107	16,692
Servicing — Class R	—	—	—	—	—
Sub-transfer agent — Class A	1,584	3	—	93	9,328
Sub-transfer agent — Class C	888	—	—	15	3,314
Sub-transfer agent — Class D	490	379	—	1,552	3,721
Sub-transfer agent — Institutional Class	1,197	1,277	972	100	1,210
Legal	5,126	4,676	4,768	7,601	20,832
Trustees	5,531	493	199	1,091	20,251
Audit and tax services	12,942	12,353	15,675	12,817	15,358
Registration	16,611	14,900	34,415	40,181	58,892
Custodian and accounting agent	51,933	60,918	51,965	39,214	36,744
Shareholder communications	5,596	4,045	3,605	6,099	9,942
Transfer agent	6,011	2,351	2,103	5,638	21,947
Organizational	—	—	—	—	—
Offering	—	63,963	241	—	—
Insurance	2,966	2,304	2,303	2,463	3,074
Miscellaneous	8,735	2,858	2,479	2,661	2,023
Total Expenses	404,789	206,493	135,978	165,258	1,218,393
Less: Fee Waiver/Reimbursement from Investment Manager	(65,426)	(161,227)	(115,495)	(102,289)	(21,449)
Net Expenses	339,363	45,266	20,483	62,969	1,196,944
Net Investment Income (Loss)	1,214,428	94,304	52,793	18,698	6,299,063
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,127,642	179,536	131,378	546,126	(342,003)
Options written	—	—	—	(202,696)	—
Foreign currency transactions	(21,844)	109	(723)	(1)	—
Net change in unrealized appreciation/depreciation of:
Investments	4,949,501	428,029	156,172	629,976	(219,707)
Options written	—	—	—	(682,659)	—
Foreign currency transactions	1,712	(681)	(257)	1	—
Net Realized and Change in Unrealized Gain (Loss)	7,057,011	606,993	286,570	290,747	(561,710)
Net Increase in Net Assets Resulting from Investment Operations	$8,271,439	$701,297	$339,363	$309,445	$5,737,353

(1)	Commencement of operations, December 3, 2012.

154	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Structured Alpha (1)	AllianzGI Ultra Micro Cap	AllianzGI U.S. Emerging Growth	AllianzGI U.S. Equity Hedged (1)

$2,858	$63	$44	$11
—	125,512	129,242	37,147
775	—	—	1
3,633	125,575	129,286	37,159

44,402	217,381	114,078	11,999
37	—	1,088	38
—	—	15	—
—	151	12	—
13	15,278	2,459	21
13	—	363	13
722	—	81	184
—	—	15	—
—	974	1,021	—
—	—	60	—
682	—	11	681
—	10,296	1,419	—
10,589	5,450	3,695	6,923
1,238	1,696	2,730	706
13,779	12,409	13,279	13,779
5,330	22,406	40,670	5,389
48,766	33,949	41,377	51,859
8,282	9,518	5,146	6,121
2,404	3,789	6,156	1,645
11,386	—	—	16,784
47,446	—	—	46,641
—	2,512	2,592	—
2,230	2,241	2,823	2,821
197,319	338,050	239,090	165,604
(137,920)	(31,712)	(87,783)	(148,009)
59,399	306,338	151,307	17,595
(55,766)	(180,763)	(22,021)	19,564

(185,456)	(444,706)	1,026,044	(38,405)
316,907	—	—	(41,098)
—	—	—	—

47,274	7,250,681	4,142,979	356,448
(20,084)	—	—	(31)
—	—	—	—
158,641	6,805,975	5,169,023	276,914
$102,875	$6,625,212	$5,147,002	$296,478

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	155

Statements of Changes in Net Assets

	AllianzGI Retirement 2015		AllianzGI Retirement 2020

	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012
Increase in Net Assets from:

Investment Operations:
Net investment income	$340,498	$291,980	$419,622	$225,127
Net realized gain	249,429	171,617	205,291	93,268
Net change in unrealized appreciation/depreciation	(263,608)	565,732	(184,111)	396,728
Net increase in net assets resulting from investment operations	326,319	1,029,329	440,802	715,123
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(151,229)	(57,065)	(216,157)	(12,596)
Class C	(38,226)	(71,142)	(2,686)	(22,396)
Class D	(36,338)	(9,370)	(6,077)	(3,794)
Class R	(13,152)	(483)	(22,640)	(469)
Class P	(110,299)	(553)	(124,213)	(1,453)
Class R6	(219,816)	(238,384)	(176,616)	(203,293)
Administrative Class	(397)	(526)	(3,255)	(513)
Net realized capital gains:
Class A	—	(31,768)	(19,386)	(13,533)
Class C	—	(47,896)	(856)	(28,097)
Class D	—	(5,211)	(611)	(4,203)
Class R	—	(287)	(2,143)	(552)
Class P	—	(289)	(11,058)	(1,485)
Class R6	—	(121,636)	(15,572)	(204,080)
Administrative Class	—	(288)	(291)	(555)
Total Dividends and Distributions to Shareholders	(569,457)	(584,898)	(601,561)	(497,019)
Fund Share Transactions:
Net proceeds from the sale of shares	11,841,252	11,139,034	25,028,534	10,147,334
Issued in reinvestment of dividends and distributions	563,101	581,764	601,563	497,019
Cost of shares redeemed	(5,909,705)	(4,545,183)	(6,775,052)	(1,625,697)
Net increase from Fund share transactions	6,494,648	7,175,615	18,855,045	9,018,656
Total Increase in Net Assets	6,251,510	7,620,046	18,694,286	9,236,760
Net Assets:
Beginning of period	17,709,344	10,089,298	15,599,136	6,362,376
End of period*	$23,960,854	$17,709,344	$34,293,422	$15,599,136
* Including undistributed (dividends in excess of) net investment income of:	$(758)	$228,201	$49,134	$181,156

**	Commencement of operations.

156	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025		AllianzGI Retirement 2030

Six Months ended May 31, 2013 (Unaudited)	Period from December 19, 2011** through November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012

$362,569	$129,165	$491,822	$302,661
169,896	42,152	180,033	25,727
(179,853)	246,377	320,239	552,230
352,612	417,694	992,094	880,618

(236,114)	(96)	(221,948)	(15,954)
—	—	(10,874)	(18,081)
—	—	(10,072)	(13,093)
(21,077)	(95)	(29,886)	(468)
(92,938)	(97)	(144,236)	(707)
(106,062)	(29,182)	(263,982)	(219,827)
(233)	(96)	(420)	(514)

(23,221)	—	(16,312)	(27,599)
—	—	(1,180)	(39,417)
—	—	(815)	(22,549)
(2,346)	—	(2,130)	(866)
(9,454)	—	(10,211)	(1,119)
(10,681)	—	(18,688)	(345,660)
(27)	—	(32)	(870)
(502,153)	(29,566)	(730,786)	(706,724)

26,139,119	8,735,103	23,218,275	20,924,021
493,967	29,566	728,194	704,116
(4,397,934)	(1,315,058)	(11,484,824)	(1,933,800)
22,235,152	7,449,611	12,461,645	19,694,337
22,085,611	7,837,739	12,722,953	19,868,231

10,877,739	3,040,000	27,220,317	7,352,086
$32,963,350	$10,877,739	$39,943,270	$27,220,317
$15,745	$109,600	$53,294	$242,890

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	157

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2035		AllianzGI Retirement 2040

	Six Months ended May 31, 2013 (Unaudited)	Period from December 19, 2011** through November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012
Increase in Net Assets from:

Investment Operations:
Net investment income	$279,842	$125,065	$308,745	$209,848
Net realized gain (loss)	106,141	42,428	130,609	(33,833)
Net change in unrealized appreciation/depreciation	292,436	251,390	633,959	478,048
Net increase in net assets resulting from investment operations	678,419	418,883	1,073,313	654,063
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(101,742)	(116)	(100,875)	(5,161)
Class C	—	—	(4,540)	(2,456)
Class D	—	—	(5,385)	(6,323)
Class R	(19,990)	(115)	(22,878)	(472)
Class P	(102,453)	(117)	(64,785)	(550)
Class R6	(127,515)	(35,326)	(214,057)	(197,775)
Administrative Class	(260)	(117)	(654)	(520)
Net realized capital gains:
Class A	(12,647)	—	(7,526)	(13,171)
Class C	—	—	(430)	(7,625)
Class D	—	—	(469)	(16,614)
Class R	(2,705)	—	(1,642)	(1,289)
Class P	(12,960)	—	(4,734)	(1,297)
Class R6	(16,130)	—	(15,641)	(455,039)
Administrative Class	(36)	—	(51)	(1,294)
Total Dividends and Distributions to Shareholders	(396,438)	(35,791)	(443,667)	(709,586)
Fund Share Transactions:
Net proceeds from the sale of shares	17,248,183	7,228,730	13,074,602	7,975,210
Issued in reinvestment of dividends and distributions	393,825	35,791	440,827	709,035
Cost of shares redeemed	(1,378,283)	(456,796)	(2,662,094)	(1,068,168)
Net increase from Fund share transactions	16,263,725	6,807,725	10,853,335	7,616,077
Total Increase in Net Assets	16,545,706	7,190,817	11,482,981	7,560,554
Net Assets:
Beginning of period	10,230,817	3,040,000	13,345,143	5,784,589
End of period*	$26,776,523	$10,230,817	$24,828,124	$13,345,143
* Including undistributed net investment income of:	$28,188	$100,306	$53,411	$157,840

**	Commencement of operations.

158	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045		AllianzGI Retirement 2050

Six Months ended May 31, 2013 (Unaudited)	Period from December 19, 2011** through November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012

$154,385	$113,082	$168,085	$191,524
65,015	40,903	88,465	(35,872)
357,807	293,248	447,738	469,394
577,207	447,233	704,288	625,046

(62,334)	(145)	(16,717)	(3,920)
—	—	(1,272)	(1,430)
—	—	(5,883)	(6,972)
(7,644)	(144)	(11,240)	(580)
(43,843)	(146)	(24,444)	(594)
(101,568)	(43,892)	(208,847)	(204,871)
(308)	(145)	(511)	(564)

(11,766)	—	(1,871)	(9,167)
—	—	(209)	(4,374)
—	—	(706)	(17,251)
(1,539)	—	(1,253)	(1,526)
(8,225)	—	(2,589)	(1,363)
(19,054)	—	(22,121)	(459,370)
(63)	—	(58)	(1,360)
(256,344)	(44,472)	(297,721)	(713,342)

5,200,487	2,489,529	3,088,635	4,166,132
256,223	44,472	297,721	713,342
(413,740)	(293,697)	(1,383,506)	(1,093,654)
5,042,970	2,240,304	2,002,850	3,785,820
5,363,833	2,643,065	2,409,417	3,697,524

5,683,065	3,040,000	9,201,523	5,503,999
$11,046,898	$5,683,065	$11,610,940	$9,201,523
$18,343	$79,655	$30,064	$130,893

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	159

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2055		AllianzGI Retirement Income

	Six Months ended May 31, 2013 (Unaudited)	Period from December 19, 2011** through November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$72,481	$102,932	$486,457	$449,528
Net realized gain	55,427	71,460	509,103	244,472
Net change in unrealized appreciation/depreciation	168,283	297,742	(441,821)	1,073,957
Net increase in net assets resulting from investment operations	296,191	472,134	553,739	1,767,957
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(842)	(147)	(143,645)	(149,411)
Class B	—	—	—	—
Class C	—	—	(151,581)	(171,622)
Class D	—	—	(43,379)	(27,507)
Class R	(1,333)	(146)	(3,013)	(494)
Class P	(2,203)	(148)	(158,315)	(21,861)
Institutional Class	—	—	—	—
Class R6	(124,983)	(44,398)	(315,512)	(202,728)
Administrative Class	(386)	(147)	(1,765)	(453)
Net realized capital gains:
Class A	(406)	—	(13,334)	(51,906)
Class C	—	—	(16,680)	(72,498)
Class D	—	—	(3,795)	(4,355)
Class R	(670)	—	(295)	(182)
Class P	(1,024)	—	(11,351)	(149)
Institutional Class	—	—	—	—
Class R6	(58,117)	—	(25,296)	(54,101)
Administrative Class	(191)	—	(145)	(148)
Total Dividends and Distributions to Shareholders	(190,155)	(44,986)	(888,106)	(757,415)
Fund Share Transactions:
Net proceeds from the sale of shares	363,753	122,054	8,504,522	17,455,299
Issued in reinvestment of dividends and distributions	190,157	44,986	876,235	754,100
Cost of shares redeemed	(10,441)	(4,737)	(7,642,625)	(5,120,060)
Net increase (decrease) from Fund share transactions	543,469	162,303	1,738,132	13,089,339
Total Increase (Decrease) in Net Assets	649,505	589,451	1,403,765	14,099,881
Net Assets:
Beginning of period	3,629,451	3,040,000	29,622,257	15,522,376
End of period*	$4,278,956	$3,629,451	$31,026,022	$29,622,257
* Including undistributed (dividends in excess of) net investment income of:	$11,501	$68,767	$(328,969)	$1,784

**	Commencement of operations.

160	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Allocation		AllianzGI Global Growth Allocation

Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012

$3,505,857	$4,405,399	$121,782	$159,949
5,360,479	10,319,153	292,535	82,215
3,767,771	6,093,406	220,584	535,388
12,634,107	20,817,958	634,901	777,552

(1,997,127)	(2,180,819)	(23,226)	(32,138)
(97,998)	(163,741)	—	—
(1,719,860)	(1,664,380)	(28,575)	(29,927)
(8,063)	(6,563)	(3,362)	(1,219)
(420)	(390)	(517)	(1,149)
(40,619)	(44,661)	(513)	(527)
(1,780,789)	(1,686,045)	(156,839)	(160,415)
—	—	—	—
(46,994)	(47,630)	(487)	(503)

—	—	(8,115)	(15,585)
—	—	(12,803)	(17,748)
—	—	(1,079)	(792)
—	—	(227)	(538)
—	—	(164)	(227)
—	—	(48,529)	(67,100)
—	—	—	—
—	—	(163)	(226)
(5,691,870)	(5,794,229)	(284,599)	(328,094)

13,496,338	25,272,781	1,081,378	644,060
5,062,161	5,117,122	284,599	328,094
(23,348,382)	(52,210,302)	(480,260)	(1,228,147)
(4,789,883)	(21,820,399)	885,717	(255,993)
2,152,354	(6,796,670)	1,236,019	193,465

206,624,919	213,421,589	7,303,269	7,109,804
$208,777,273	$206,624,919	$8,539,288	$7,303,269
$(2,186,013)	$—	$2,384	$94,121

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	161

Statements of Changes in Net Assets (cont’d)

	AllianzGI Behavioral Advantage Large Cap		AllianzGI China Equity

	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$222,398	$249,211	$(17,163)	$52,748
Net realized gain (loss)	604,087	1,038,733	(9,507)	(115,511)
Net change in unrealized appreciation/depreciation	3,039,915	911,429	216,425	392,003
Net increase in net assets resulting from investment operations	3,866,400	2,199,373	189,755	329,240
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(538)	(39)	(2,022)	(1,389)
Class C	(753)	(15)	(1)	(3)
Class D	(3,323)	(39)	(11,196)	(1)
Class R	—	—	—	—
Class P	(187)	(44)	(226)	(1,768)
Institutional Class	(298,276)	(47,353)	(76,243)	(49,266)
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(2,815)	—	—	(15,652)
Class C	(3,712)	—	—	(8,710)
Class D	(3,963)	—	—	(18,776)
Class R	—	—	—	—
Class P	(732)	—	—	(9,873)
Institutional Class	(1,027,857)	—	—	(254,826)
Administrative Class	—	—	—	—
Total Dividends and Distributions to Shareholders	(1,342,156)	(47,490)	(89,688)	(360,264)
Fund Share Transactions:
Net proceeds from the sale of shares	17,236,145	4,528,061	694,458	917,162
Issued in reinvestment of dividends and distributions	1,341,293	47,490	89,687	360,263
Cost of shares redeemed	(1,643,623)	(159,202)	(787,697)	(1,047,673)
Net increase (decrease) from Fund share transactions	16,933,815	4,416,349	(3,552)	229,752
Total Increase (Decrease) in Net Assets	19,458,059	6,568,232	96,515	198,728
Net Assets:
Beginning of period	17,316,508	10,748,276	4,069,455	3,870,727
End of period*	$36,774,567	$17,316,508	$4,165,970	$4,069,455
* Including undistributed (dividends in excess of) net investment income of:	$158,118	$238,797	$(55,585)	$51,266

162	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Convertible		AllianzGI Disciplined Equity

Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012

$12,389,632	$17,987,980	$325,949	$545,985
29,329,810	(24,726,040)	465,701	278,407
137,098,006	78,802,828	5,099,977	3,368,533
178,817,448	72,064,768	5,891,627	4,192,925

(862,549)	(2,015,209)	(96,842)	(56,910)
(196,531)	(585,455)	—	(1,298)
(312,304)	(980,818)	(2,079)	(1)
(1,059)	(2,157)	—	—
(523,574)	(1,141,904)	(334)	(234)
(9,461,995)	(17,698,999)	(473,396)	(427,735)
(19,217)	(47,609)	—	—

—	(3,327,365)	(91,837)	(89,030)
—	(1,535,854)	(12,135)	(17,020)
—	(1,713,294)	(2,667)	(2,062)
—	(2,090)	—	—
—	(1,991,676)	(337)	(369)
—	(29,557,779)	(411,973)	(562,599)
—	(75,989)	—	—
(11,377,229)	(60,676,198)	(1,091,600)	(1,157,258)

567,826,207	501,808,437	8,662,741	15,398,500
6,427,436	25,600,520	950,839	1,053,865
(169,272,391)	(194,516,607)	(8,038,675)	(20,962,407)
404,981,252	332,892,350	1,574,905	(4,510,042)
572,421,471	344,280,920	6,374,932	(1,474,375)

1,027,573,247	683,292,327	46,389,551	47,863,926
$1,599,994,718	$1,027,573,247	$52,764,483	$46,389,551
$5,023,584	$4,011,181	$293,828	$540,530

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	163

Statements of Changes in Net Assets (cont’d)

	AllianzGI Dynamic Emerging Multi-Asset	AllianzGI Global Managed Volatility

	Period from December 17, 2012** through May 31, 2013 (Unaudited)	Six Months ended May 31, 2013 (Unaudited)	Period from December 19, 2011** through November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$35,262	$277,501	$378,521
Net realized gain (loss)	(21,773)	542,122	180,877
Net change in unrealized appreciation/depreciation	(295,318)	323,909	635,365
Net increase (decrease) in net assets resulting from investment operations	(281,829)	1,143,532	1,194,763
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(1,932)	—
Class C	—	(1,901)	—
Class D	—	(1,640)	—
Class R	—	—	—
Class P	—	(439)	—
Institutional Class	—	(619,585)	—
Administrative Class	—	—	—
Net realized capital gains:
Class A	—	(200)	—
Class C	—	(181)	—
Class D	—	(154)	—
Class R	—	—	—
Class P	—	(45)	—
Institutional Class	—	(60,505)	—
Administrative Class	—	—	—
Total Dividends and Distributions to Shareholders	—	(686,582)	—
Fund Share Transactions:
Net proceeds from the sale of shares	201,683	2,926,389	13,367,378
Issued in reorganization	—	—	—
Issued in reinvestment of dividends and distributions	—	686,582	—
Cost of shares redeemed	—	(2,897,935)	(1,905,665)
Net increase from Fund share transactions	—	715,036	11,461,713
Total Increase (Decrease) in Net Assets	(80,146)	1,171,986	12,656,476
Net Assets:
Beginning of period	5,040,000	14,696,476	2,040,000
End of period*	$4,959,854	$15,868,462	$14,696,476
* Including undistributed (dividends in excess of) net investment income of:	$35,262	$101,313	$449,309

**	Commencement of operations.

164	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Global Water		AllianzGI High Yield Bond

Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012

$1,100,640	$1,108,008	$12,459,763	$19,156,758
2,692,072	2,908,977	3,319,016	447,523
7,862,171	8,675,907	6,941,600	13,824,567
11,654,883	12,692,892	22,720,379	33,428,848

(679,198)	(159,470)	(3,742,015)	(6,918,261)
(121,278)	(23)	(907,218)	(1,584,093)
(75,427)	(22,679)	(1,990,898)	(1,993,016)
—	—	(75,502)	(103,666)
(186,883)	(118,625)	(575,785)	(1,492,942)
(56,569)	(10,656)	(4,616,312)	(7,591,258)
—	—	(999,674)	(2,177)

—	—	—	(894,484)
—	—	—	(187,117)
—	—	—	(292,429)
—	—	—	(4,888)
—	—	—	(174,361)
—	—	—	(1,008,410)
—	—	—	(159)
(1,119,355)	(311,453)	(12,907,404)	(22,247,261)

67,145,391	33,336,675	152,984,142	224,765,901
—	35,766,152	—	—
655,954	180,055	9,820,470	15,386,434
(16,416,575)	(40,931,141)	(126,966,377)	(72,592,251)
51,384,770	28,351,741	35,838,235	167,560,084
61,920,298	40,733,180	45,651,210	178,741,671

111,274,924	70,541,744	354,524,620	175,782,949
$173,195,222	$111,274,924	$400,175,830	$354,524,620
$885,830	$904,545	$(1,216,577)	$(768,936)

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	165

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Small-Cap		AllianzGI Micro Cap

	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$413,285	$928,006	$(140,822)	$(391,745)
Net realized gain	14,933,410	8,119,668	1,196,314	4,653,245
Net change in unrealized appreciation/depreciation	2,723,557	9,040,535	4,745,944	1,455,027
Net increase in net assets resulting from investment operations	18,070,252	18,088,209	5,801,436	5,716,527
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2)	(100,572)	—	—
Class C	(322)	(3,974)	—	—
Class D	(5)	(1)	—	—
Class R	(74)	(72)	—	—
Class P	(241,569)	(180,329)	—	—
Institutional Class	(814,869)	(1,031,247)	—	—
Administrative Class	(1)	(101)	—	—
Net realized capital gains:
Class A	—	—	(9,718)	—
Class P	—	—	(23,970)	(68,342)
Institutional Class	—	—	(1,945,146)	(7,380,186)
Total Dividends and Distributions to Shareholders	(1,056,842)	(1,316,296)	(1,978,834)	(7,448,528)
Fund Share Transactions:
Net proceeds from the sale of shares	24,891,472	31,921,965	5,639,942	4,810,405
Issued in reinvestment of dividends and distributions	1,046,166	1,265,756	1,975,841	7,445,633
Cost of shares redeemed	(66,156,974)	(54,039,108)	(3,903,963)	(29,653,403)
Net increase (decrease) from Fund share transactions	(40,219,336)	(20,851,387)	3,711,820	(17,397,365)
Total Increase (Decrease) in Net Assets	(23,205,926)	(4,079,474)	7,534,422	(19,129,366)
Net Assets:
Beginning of period	120,736,693	124,816,167	27,810,155	46,939,521
End of period*	$97,530,767	$120,736,693	$35,344,577	$27,810,155
* Including undistributed (dividends in excess of) net investment income of:	$312,464	$956,021	$(489,871)	$(349,049)

166	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value

Period from December 17, 2012** through May 31, 2013 (Unaudited)	Period from December 18, 2012** through May 31, 2013 (Unaudited)

$40,875	$84,447
10,845	28,655
236	24,086
51,956	137,188

—	(1)
—	(1)
—	(6)
—	—
—	(1)
—	(690)
—	—

—	—
—	—
—	—
—	(699)

66,943	3,628,995
—	699
—	(259,657)
—	3,370,037
118,899	3,506,526

5,040,000	3,040,000
$5,158,899	$6,546,526
$40,875	$83,748

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	167

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Global Dividend Value		AllianzGI NFJ International Small-Cap Value

	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Period from June 1, 2012** through November 30, 2012
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,214,428	$1,399,049	$94,304	$34,713
Net realized gain (loss)	2,105,798	(259,457)	179,645	17,869
Net change in unrealized appreciation/depreciation	4,951,213	1,822,302	427,348	385,111
Net increase in net assets resulting from investment operations	8,271,439	2,961,894	701,297	437,693
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(122,714)	(112,742)	(17,771)	—
Class C	(42,568)	(57,894)	(70)	—
Class D	(7,112)	(6,952)	(2,869)	—
Class P	(16,933)	(24,905)	(126)	—
Institutional Class	(739,567)	(866,190)	(42,266)	—
Net realized capital gains:
Class A	(8,954)	(129,190)	(5,301)	—
Class C	(4,711)	(63,153)	(57)	—
Class D	(574)	(10,855)	(607)	—
Class P	(1,260)	(15,512)	(57)	—
Institutional Class	(52,046)	(451,910)	(17,772)	—
Total Dividends and Distributions to Shareholders	(996,439)	(1,739,303)	(86,896)	—
Fund Share Transactions:
Net proceeds from the sale of shares	16,880,228	32,302,365	3,152,701	1,240,897
Issued in reinvestment of dividends and distributions	925,855	1,722,517	86,342	—
Cost of shares redeemed	(7,299,635)	(14,833,633)	(97,212)	(11,893)
Net increase (decrease) from Fund share transactions	10,506,448	19,191,249	3,141,831	1,229,004
Total Increase (Decrease) in Net Assets	17,781,448	20,413,840	3,756,232	1,666,697
Net Assets:
Beginning of period	52,087,268	31,673,428	4,706,697	3,040,000
End of period*	$69,868,716	$52,087,268	$8,462,929	$4,706,697
* Including undistributed (dividends in excess of) net investment income of:	$612,875	$327,341	$58,264	$27,062

**	Commencement of operations.

168	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II		AllianzGI Redwood

Six Months ended May 31, 2013 (Unaudited)	Period from November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012

$52,793	$84,060	$18,698	$16,600
130,655	(22,300)	343,429	(89,636)
155,915	289,357	(52,682)	556,507
339,363	351,117	309,445	483,471

(668)	(179)	(2)	—
(115)	(122)	(105)	—
(136)	(174)	(1)	—
(143)	(190)	(698)	—
(57,743)	(59,335)	(47,755)	—

(70)	—	—	—
(16)	—	—	—
(16)	—	—	—
(16)	—	—	—
(6,282)	—	—	—
(65,205)	(60,000)	(48,561)	—

185,087	1,086,478	183,676	1,597,540
65,204	60,000	46,621	—
(1,115,507)	—	(2,933,364)	(1,611,677)
(865,216)	1,146,478	(2,703,067)	(14,137)
(591,058)	1,437,595	(2,442,183)	469,334

4,477,595	3,040,000	9,955,031	9,485,697
$3,886,537	$4,477,595	$7,512,848	$9,955,031
$20,788	$26,800	$(29,863)	$—

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	169

Statements of Changes in Net Assets (cont’d)

	AllianzGI Short Duration High Income		AllianzGI Structured Alpha

	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Period from December 3, 2012** through May 31, 2013 (Unaudited)
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,299,063	$3,043,419	$(55,766)
Net realized gain (loss)	(342,003)	3,180	131,451
Net change in unrealized appreciation/depreciation	(219,707)	2,385,290	27,190
Net increase in net assets resulting from investment operations	5,737,353	5,431,889	102,875
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,394,015)	(887,963)	—
Class C	(822,648)	(350,812)	—
Class D	(307,137)	(92,689)	—
Class P	(1,801,004)	(559,410)	—
Institutional Class	(1,825,464)	(1,203,971)	—
Net realized capital gains:
Class A	(27,576)	—	—
Class C	(9,938)	—	—
Class D	(3,477)	—	—
Class R	—	—	—
Class P	(18,635)	—	—
Institutional Class	(13,278)	—	—
Total Dividends and Distributions to Shareholders	(7,223,172)	(3,094,845)	—
Fund Share Transactions:
Net proceeds from the sale of shares	278,027,344	220,400,915	2,130,418
Issued in reinvestment of dividends and distributions	5,772,429	2,687,529	—
Cost of shares redeemed	(60,902,515)	(24,573,552)	(9,664)
Net increase (decrease) from Fund share transactions	222,897,258	198,514,892	2,120,754
Total Increase (Decrease) in Net Assets	221,411,439	200,851,936	2,223,629
Net Assets:
Beginning of period	210,759,351	9,907,415	6,040,000
End of period*	$432,170,790	$210,759,351	$8,263,629
* Including undistributed (dividends in excess of) net investment income of:	$(830,073)	$21,132	$(55,766)

170	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap		AllianzGI U.S. Emerging Growth		AllianzGI U.S. Equity Hedged

Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Six Months ended May 31, 2013 (Unaudited)	Year ended November 30, 2012	Period from December 3, 2012** through May 31, 2013 (Unaudited)

$(180,763)	$(170,038)	$(22,021)	$(66,877)	$19,564
(444,706)	226,071	1,026,044	618,019	(79,503)
7,250,681	2,002,815	4,142,979	1,044,887	356,417
6,625,212	2,058,848	5,147,002	1,596,029	296,478

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	(26,949)	(62,966)	—
—	—	(4,127)	(9,981)	—
—	—	(1,115)	(2,039)	—
—	—	(203)	(718)	—
—	(3,948)	(364)	(1,158)	—
—	(162,280)	(395,789)	(1,343,785)	—
—	(166,228)	(428,547)	(1,420,647)	—

29,029,794	10,866,722	7,326,429	5,642,860	778,965
—	166,228	405,015	1,356,907	—
(9,412,285)	(6,502,684)	(4,594,293)	(7,247,415)	(6,222)
19,617,509	4,530,266	3,137,151	(247,648)	772,743
26,242,721	6,422,886	7,855,606	(72,266)	1,069,221

16,410,156	9,987,270	21,813,158	21,885,424	3,040,000
$42,652,877	$16,410,156	$29,668,764	$21,813,158	$4,109,221
$(339,616)	$(158,853)	$(90,090)	$(68,069)	$19,564

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	171

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
5/31/2013+	$19.52	$0.31	$0.03	$0.34	$(0.55)	$—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
5/31/2013+	$19.15	$0.25	$0.01	$0.26	$(0.35)	$—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
5/31/2013+	$19.52	$0.44	$(0.12)	$0.32	$(0.54)	$—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
5/31/2013+	$19.50	$0.27	$0.02	$0.29	$(0.53)	$—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
5/31/2013+	$19.66	$0.32	$0.05	$0.37	$(0.57)	$—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Class R6
5/31/2013+	$19.68	$0.33	$0.04	$0.37	$(0.57)	$—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
5/31/2013+	$19.60	$0.08	$0.26	$0.34	$(0.51)	$—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

172	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.55)	$19.31	1.78%	$5,067	0.41	%(d)	0.60	%(d)	3.17	%(d)	36%
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.35)	$19.06	1.38%	$1,661	1.16	%(d)	1.35	%(d)	2.57	%(d)	36%
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(0.54)	$19.30	1.69%	$247	0.51	%(d)	0.60	%(d)	4.54	%(d)	36%
(1.10)	19.52	9.82	1,290	0.50		0.60		2.19		70
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(0.53)	$19.26	1.60%	$336	0.76	%(d)	0.85	%(d)	2.76	%(d)	36%
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(0.57)	$19.46	1.92%	$4,579	0.11	%(d)	0.20	%(d)	3.31	%(d)	36%
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(0.57)	$19.48	2.00%	$8,092	0.01	%(d)	0.13	%(d)	3.38	%(d)	36%
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(0.51)	$19.43	1.77%	$3,979	0.36	%(d)	0.45	%(d)	0.88	%(d)	36%
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	173

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
5/31/2013+	$19.15	$0.30	$0.10	$0.40	$(0.48)	$(0.04)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
5/31/2013+	$18.78	$0.22	$0.12	$0.34	$(0.14)	$(0.04)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
5/31/2013+	$19.16	$0.32	$0.08	$0.40	$(0.43)	$(0.04)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
5/31/2013+	$19.14	$0.28	$0.09	$0.37	$(0.46)	$(0.04)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
5/31/2013+	$19.30	$0.27	$0.17	$0.44	$(0.49)	$(0.04)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Class R6
5/31/2013+	$19.32	$0.35	$0.10	$0.45	$(0.49)	$(0.04)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
5/31/2013+	$19.25	$0.09	$0.32	$0.41	$(0.49)	$(0.04)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

174	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.52)	$19.03	2.18%	$9,247	0.43	%(d)	0.60	%(d)	3.16	%(d)	33%
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(0.18)	$18.94	1.82%	$558	1.18	%(d)	1.35	%(d)	2.32	%(d)	33%
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(0.47)	$19.09	2.16%	$247	0.53	%(d)	0.60	%(d)	3.34	%(d)	33%
(1.43)	19.16	10.02	266	0.48		0.60		2.12		55
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(0.50)	$19.01	1.99%	$1,034	0.78	%(d)	0.85	%(d)	2.91	%(d)	33%
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(0.53)	$19.21	2.34%	$8,534	0.13	%(d)	0.20	%(d)	2.80	%(d)	33%
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

$(0.53)	$19.24	2.36%	$7,509	0.03	%(d)	0.13	%(d)	3.64	%(d)	33%
(1.50)	19.32	10.62	7,708	0.00	(e)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(0.53)	$19.13	2.23%	$7,164	0.38	%(d)	0.45	%(d)	0.96	%(d)	33%
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	175

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
5/31/2013+	$16.63	$0.25	$0.14	$0.39	$(0.40)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
5/31/2013+	$16.57	$0.29	$0.07	$0.36	$(0.36)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
5/31/2013+	$16.67	$0.29	$0.13	$0.42	$(0.40)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
5/31/2013+	$16.68	$0.31	$0.12	$0.43	$(0.40)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
5/31/2013+	$16.62	$0.06	$0.35	$0.41	$(0.35)	$(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

176	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.44)	$16.58	2.43%	$12,380	0.43	%(d)	0.60	%(d)	3.05	%(d)	24%
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.40)	$16.53	2.23%	$818	0.78	%(d)	0.85	%(d)	3.52	%(d)	24%
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.44)	$16.65	2.55%	$4,729	0.13	%(d)	0.20	%(d)	3.50	%(d)	24%
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.44)	$16.67	2.64%	$4,790	0.03	%(d)	0.13	%(d)	3.66	%(d)	24%
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.39)	$16.64	2.50%	$10,246	0.38	%(d)	0.45	%(d)	0.77	%(d)	24%
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	177

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
5/31/2013+	$19.80	$0.32	$0.44	$0.76	$(0.54)	$(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
5/31/2013+	$19.53	$0.24	$0.44	$0.68	$(0.35)	$(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
5/31/2013+	$19.84	$0.35	$0.41	$0.76	$(0.48)	$(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
5/31/2013+	$19.85	$0.28	$0.45	$0.73	$(0.53)	$(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
5/31/2013+	$20.02	$0.30	$0.50	$0.80	$(0.56)	$(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Class R6
5/31/2013+	$20.04	$0.38	$0.43	$0.81	$(0.56)	$(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
5/31/2013+	$19.96	$0.08	$0.70	$0.78	$(0.52)	$(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

178	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.58)	$19.98	3.94%	$9,471	0.34	%(d)	0.60	%(d)	3.25	%(d)	27%
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(0.39)	$19.82	3.55%	$786	1.09	%(d)	1.35	%(d)	2.48	%(d)	27%
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(0.52)	$20.08	3.87%	$552	0.44	%(d)	0.60	%(d)	3.52	%(d)	27%
(1.86)	19.84	10.48	519	0.39		0.60		2.69		47
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(0.57)	$20.01	3.82%	$1,232	0.69	%(d)	0.85	%(d)	2.83	%(d)	27%
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(0.60)	$20.22	4.11%	$8,456	0.04	%(d)	0.20	%(d)	2.99	%(d)	27%
(1.91)	20.02	10.97	5,103	—	(e)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

$(0.60)	$20.25	4.16%	$10,527	—	%(d)(e)	0.10	%(d)	3.76	%(d)	27%
(1.92)	20.04	11.07	9,182	—	(e)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(0.56)	$20.18	4.03%	$8,919	0.29	%(d)	0.45	%(d)	0.82	%(d)	27%
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	179

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
5/31/2013+	$16.94	$0.26	$0.59	$0.85	$(0.42)	$(0.05)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
5/31/2013+	$16.89	$0.26	$0.55	$0.81	$(0.39)	$(0.05)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
5/31/2013+	$16.99	$0.30	$0.58	$0.88	$(0.42)	$(0.05)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
5/31/2013+	$17.00	$0.33	$0.55	$0.88	$(0.42)	$(0.05)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
5/31/2013+	$16.94	$0.06	$0.80	$0.86	$(0.38)	$(0.05)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

180	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.47)	$17.32	5.14%	$5,121	0.36	%(d)	0.60	%(d)	3.10	%(d)	19%
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.44)	$17.26	4.95%	$924	0.71	%(d)	0.85	%(d)	3.10	%(d)	19%
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.47)	$17.40	5.33%	$5,448	0.06	%(d)	0.20	%(d)	3.55	%(d)	19%
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.47)	$17.41	5.33%	$5,515	—	%(d)(e)	0.10	%(d)	3.84	%(d)	19%
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.43)	$17.37	5.21%	$9,769	0.31	%(d)	0.45	%(d)	0.71	%(d)	19%
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	181

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
5/31/2013+	$19.71	$0.31	$0.91	$1.22	$(0.53)	$(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
5/31/2013+	$19.53	$0.25	$0.89	$1.14	$(0.42)	$(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
5/31/2013+	$19.61	$0.36	$0.86	$1.22	$(0.45)	$(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
5/31/2013+	$19.63	$0.30	$0.89	$1.19	$(0.52)	$(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
5/31/2013+	$19.82	$0.28	$0.98	$1.26	$(0.54)	$(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Class R6
5/31/2013+	$19.83	$0.38	$0.89	$1.27	$(0.54)	$(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
5/31/2013+	$19.75	$0.08	$1.15	$1.23	$(0.51)	$(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

182	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.57)	$20.36	6.41%	$4,954	0.35	%(d)	0.60	%(d)	3.08	%(d)	18%
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(0.46)	$20.21	5.95%	$269	1.10	%(d)	1.35	%(d)	2.48	%(d)	18%
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(0.49)	$20.34	6.35%	$224	0.45	%(d)	0.60	%(d)	3.63	%(d)	18%
(2.40)	19.61	10.42	245	0.38		0.60		2.16		45
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(0.56)	$20.26	6.19%	$1,060	0.70	%(d)	0.85	%(d)	2.97	%(d)	18%
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(0.58)	$20.50	6.54%	$4,326	0.05	%(d)	0.20	%(d)	2.81	%(d)	18%
(2.45)	19.82	10.99	2,343	—	(e)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

$(0.58)	$20.52	6.59%	$9,124	—	%(d)(e)	0.10	%(d)	3.73	%(d)	18%
(2.47)	19.83	11.04	7,782	—	(e)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(0.55)	$20.43	6.40%	$4,871	0.30	%(d)	0.45	%(d)	0.77	%(d)	18%
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	183

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
5/31/2013+	$17.02	$0.27	$0.88	$1.15	$(0.46)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
5/31/2013+	$16.96	$0.26	$0.86	$1.12	$(0.43)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
5/31/2013+	$17.06	$0.30	$0.88	$1.18	$(0.46)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
5/31/2013+	$17.07	$0.33	$0.86	$1.19	$(0.46)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
5/31/2013+	$17.01	$0.07	$1.09	$1.16	$(0.42)	$(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

184	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.55)	$17.62	6.94%	$2,998	0.35	%(d)	0.60	%(d)	3.18	%(d)	20%
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.52)	$17.56	6.78%	$322	0.70	%(d)	0.85	%(d)	2.98	%(d)	20%
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.55)	$17.69	7.12%	$2,291	0.05	%(d)	0.20	%(d)	3.51	%(d)	20%
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(0.55)	$17.71	7.18%	$4,111	—	%(d)(e)	0.10	%(d)	3.78	%(d)	20%
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.51)	$17.66	6.95%	$1,325	0.30	%(d)	0.45	%(d)	0.82	%(d)	20%
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	185

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
5/31/2013+	$19.48	$0.29	$1.18	$1.47	$(0.60)	$(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
5/31/2013+	$19.25	$0.25	$1.14	$1.39	$(0.41)	$(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
5/31/2013+	$19.48	$0.33	$1.13	$1.46	$(0.56)	$(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
5/31/2013+	$19.47	$0.26	$1.16	$1.42	$(0.60)	$(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
5/31/2013+	$19.64	$0.32	$1.19	$1.51	$(0.63)	$(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Class R6
5/31/2013+	$19.66	$0.36	$1.16	$1.52	$(0.63)	$(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
5/31/2013+	$19.58	$0.09	$1.39	$1.48	$(0.59)	$(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.

186	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.67)	$20.28	7.75%	$757	0.28	%(d)	0.60	%(d)	2.89	%(d)	24%
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(0.48)	$20.16	7.35%	$69	1.03	%(d)	1.35	%(d)	2.53	%(d)	24%
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(0.63)	$20.31	7.68%	$222	0.38	%(d)	0.60	%(d)	3.34	%(d)	24%
(2.52)	19.48	10.51	202	0.36		0.60		2.55		47
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(0.67)	$20.22	7.56%	$493	0.63	%(d)	0.85	%(d)	2.63	%(d)	24%
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(0.70)	$20.45	7.92%	$1,289	—	%(d)(e)	0.20	%(d)	3.16	%(d)	24%
(2.57)	19.64	11.00	762	—	(e)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

$(0.70)	$20.48	7.97%	$8,046	—	%(d)(e)	0.10	%(d)	3.56	%(d)	24%
(2.60)	19.66	11.06	6,431	—	(e)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(0.66)	$20.40	7.83%	$735	0.23	%(d)	0.45	%(d)	0.90	%(d)	24%
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	187

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
5/31/2013+	$17.02	$0.17	$1.10	$1.27	$(0.59)	$(0.28)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
5/31/2013+	$16.97	$0.23	$1.00	$1.23	$(0.56)	$(0.28)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
5/31/2013+	$17.08	$0.26	$1.03	$1.29	$(0.61)	$(0.28)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
5/31/2013+	$17.09	$0.32	$0.98	$1.30	$(0.61)	$(0.28)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
5/31/2013+	$17.03	$0.18	$1.08	$1.26	$(0.57)	$(0.28)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

*	Commencement of operations.
+	unaudited
(a)	Calculated on average shares outstanding during the period.

188	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.87)	$17.42	7.79%	$73	0.29	%(d)	0.60	%(d)	2.01	%(d)	19%
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.84)	$17.36	7.60%	$55	0.64	%(d)	0.85	%(d)	2.71	%(d)	19%
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.89)	$17.48	7.91%	$115	—	%(d)(e)	0.20	%(d)	3.10	%(d)	19%
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(0.89)	$17.50	8.03%	$3,960	—	%(d)(e)	0.10	%(d)	3.70	%(d)	19%
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(0.85)	$17.44	7.76%	$76	0.24	%(d)	0.45	%(d)	2.12	%(d)	19%
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	189

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
5/31/2013+	$19.20	$0.32	$0.02	$0.34	$(0.51)	$(0.05)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
5/31/2013+	$18.99	$0.24	$0.02	$0.26	$(0.43)	$(0.05)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
5/31/2013+	$19.29	$0.28	$0.05	$0.33	$(0.51)	$(0.05)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
5/31/2013+	$19.74	$0.32	$(0.01)	$0.31	$(0.46)	$(0.05)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
5/31/2013+	$19.44	$0.27	$0.10	$0.37	$(0.54)	$(0.05)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Class R6
5/31/2013+	$19.08	$0.34	$0.03	$0.37	$(0.55)	$(0.05)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
5/31/2013+	$19.41	$0.10	$0.25	$0.35	$(0.53)	$(0.05)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

190	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.56)	$18.98	1.74%	$4,954	0.39	%(d)	0.60	%(d)	3.36	%(d)	35%
(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$(0.48)	$18.77	1.39%	$5,614	1.14	%(d)	1.35	%(d)	2.59	%(d)	35%
(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$(0.56)	$19.06	1.74%	$1,830	0.49	%(d)	0.60	%(d)	2.90	%(d)	35%
(0.78)	19.29	9.53	1,553	0.50		0.60		1.59		51
(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$(0.51)	$19.54	1.57%	$141	0.74	%(d)	0.85	%(d)	3.29	%(d)	35%
(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$(0.59)	$19.22	1.88%	$6,815	0.09	%(d)	0.20	%(d)	2.77	%(d)	35%
(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$(0.60)	$18.85	1.97%	$9,408	—	%(d)(e)	0.10	%(d)	3.62	%(d)	35%
(0.85)	19.08	10.11	11,294	—	(e)	0.15		2.64		51
(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$(0.58)	$19.18	1.82%	$2,264	0.34	%(d)	0.45	%(d)	1.05	%(d)	35%
(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	191

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Global Allocation:
Class A
5/31/2013+	$11.07	$0.20	$0.48	$0.68	$(0.32)	$—	$—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—	—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—	(0.09)
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)	(0.14)
Class B
5/31/2013+	$11.27	$0.17	$0.48	$0.65	$(0.27)	$—	$—
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	—	—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—	—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—	(0.08)
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)	(0.14)
Class C
5/31/2013+	$11.19	$0.16	$0.49	$0.65	$(0.28)	$—	$—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—	—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—	(0.08)
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)	(0.14)
Class D
5/31/2013+	$11.03	$0.18	$0.50	$0.68	$(0.32)	$—	$—
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	—	—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)

+	unaudited
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

192	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.32)	$—		$11.43	6.33%	$70,384	0.42	%(e)	1.33	%(e)	3.54	%(e)	21%
(0.32)	—		11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
(1.32)	—	(f)	10.62	(5.45)	63,265	0.65		0.65		2.74		17

$(0.27)	$—		$11.65	5.87%	$3,677	1.16	%(e)	2.18	%(e)	2.99	%(e)	21%
(0.23)	—		11.27	9.90	4,307	1.19		2.09		1.96		57
(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64
(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
(1.15)	—	(f)	10.70	(6.07)	60,519	1.40		1.40		2.03		17

$(0.28)	$—		$11.56	5.86%	$69,407	1.16	%(e)	2.06	%(e)	2.84	%(e)	21%
(0.24)	—		11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
(1.16)	—	(f)	10.68	(6.10)	138,659	1.40		1.40		1.99		17

$(0.32)	$—		$11.39	6.25%	$334	0.42	%(e)	1.34	%(e)	3.29	%(e)	21%
(0.32)	—		11.03	10.68	266	0.46		1.33		2.25		57
(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64
(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	193

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Global Allocation (cont’d)
Class R
5/31/2013+	$11.02	$0.18	$0.49	$0.67	$(0.31)	$—	$—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—	—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)
Class P
5/31/2013+	$11.07	$0.22	$0.47	$0.69	$(0.33)	$—	$—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—	—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)
Institutional Class
5/31/2013+	$10.97	$0.21	$0.48	$0.69	$(0.33)	$—	$—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—	—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—	(0.10)
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)	(0.14)
Administrative Class
5/31/2013+	$11.30	$0.20	$0.50	$0.70	$(0.32)	$—	$—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)

+	unaudited
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

194	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.31)	$—		$11.38	6.15%	$16	0.63	%(e)	1.54	%(e)	3.28	%(e)	21%
(0.29)	—		11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$(0.33)	$—		$11.43	6.33%	$1,342	0.23	%(e)	1.13	%(e)	3.83	%(e)	21%
(0.31)	—		11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$(0.33)	$—		$11.33	6.35%	$61,876	0.16	%(e)	1.10	%(e)	3.70	%(e)	21%
(0.34)	—		10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
(1.44)	—	(f)	10.55	(4.85)	15,564	0.10		0.10		3.04		17

$(0.32)	$—		$11.68	6.29%	$1,741	0.41	%(e)	1.34	%(e)	3.48	%(e)	21%
(0.31)	—		11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	195

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Growth Allocation:
Class A
5/31/2013+	$22.04	$0.34	$1.51	$1.85	$(0.61)	$(0.21)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
5/31/2013+	$21.71	$0.27	$1.47	$1.74	$(0.48)	$(0.21)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
5/31/2013+	$22.00	$0.27	$1.57	$1.84	$(0.67)	$(0.21)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
5/31/2013+	$21.90	$0.35	$1.47	$1.82	$(0.49)	$(0.21)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
5/31/2013+	$22.08	$0.28	$1.58	$1.86	$(0.67)	$(0.21)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
5/31/2013+	$22.10	$0.37	$1.51	$1.88	$(0.69)	$(0.21)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
5/31/2013+	$22.04	$0.35	$1.50	$1.85	$(0.64)	$(0.21)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

196	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.82)	$23.07	8.70%	$1,219	0.40	%(d)	3.57	%(d)	3.02	%(d)	54%
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.69)	$22.76	8.24%	$1,261	1.18	%(d)	4.29	%(d)	2.38	%(d)	54%
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(0.88)	$22.96	8.71%	$243	0.40	%(d)	3.74	%(d)	2.40	%(d)	54%
(1.00)	22.00	11.13	105	0.41		3.95		1.73		51
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.70)	$23.02	8.54%	$20	0.63	%(d)	3.83	%(d)	3.15	%(d)	54%
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(0.88)	$23.06	8.79%	$39	0.23	%(d)	3.55	%(d)	2.50	%(d)	54%
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(0.90)	$23.08	8.84%	$5,739	0.13	%(d)	3.34	%(d)	3.30	%(d)	54%
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(0.85)	$23.04	8.74%	$18	0.38	%(d)	3.52	%(d)	3.10	%(d)	54%
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	197

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Behavioral Advantage Large Cap:
Class A
5/31/2013+	$19.04	$0.16	$2.88	$3.04	$(0.20)	$(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
5/31/2013+	$18.90	$0.07	$2.87	$2.94	$(0.21)	$(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
5/31/2013+	$19.04	$0.11	$2.90	$3.01	$(0.36)	$(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
5/31/2013+	$19.09	$0.17	$2.88	$3.05	$(0.26)	$(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
5/31/2013+	$19.10	$0.17	$2.90	$3.07	$(0.30)	$(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—
AllianzGI China Equity:
Class A
5/31/2013+	$14.78	$(0.08)	$0.73	$0.65	$(0.21)	$—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
5/31/2013+	$14.63	$(0.15)	$0.74	$0.59	$— (d)	$—
11/30/2012	14.88	0.06	0.89	0.95	— (d)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (d)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
5/31/2013+	$14.91	$(0.09)	$0.76	$0.67	$(0.35)	$—
11/30/2012	15.04	0.16	0.91	1.07	— (d)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
5/31/2013+	$14.78	$(0.06)	$0.73	$0.67	$(0.13)	$—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
5/31/2013+	$14.81	$(0.06)	$0.73	$0.67	$(0.32)	$—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

198	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.29)	$20.79		17.11%		$259	0.86	%(c)	1.40	%(c)	1.62	%(c)	24%
(0.06)	19.04		19.07		49	0.90		2.76		1.59		76
—	16.05		7.00		11	0.90	(c)	2.84	(c)	1.14	(c)	— (f)

$(1.30)	$20.54		16.69%		$90	1.62	%(c)	2.22	%(c)	0.74	%(c)	24%
(0.02)	18.90		18.15		64	1.65		3.62		0.89		76
—	16.02		6.80		10	1.65	(c)	3.59	(c)	0.38	(c)	— (f)

$(1.45)	$20.60		17.08%		$102	0.87	%(c)	1.49	%(c)	1.20	%(c)	24%
(0.06)	19.04		19.07		19	0.90		2.61		1.55		76
—	16.05		7.00		11	0.90	(c)	2.84	(c)	1.14	(c)	— (f)

$(1.35)	$20.79		17.20%		$15	0.65	%(c)	1.33	%(c)	1.71	%(c)	24%
(0.07)	19.09		19.43		13	0.65		2.38		1.76		76
—	16.05		7.00		11	0.65	(c)	2.70	(c)	1.39	(c)	— (f)

$(1.39)	$20.78		17.31%		$36,309	0.55	%(c)	1.17	%(c)	1.75	%(c)	24%
(0.07)	19.10		19.46		17,172	0.55		2.32		1.88		76
—	16.06		7.07		10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (f)

$(0.21)	$15.22	(e)	4.40	%(e)	$129	1.73	%(c)	5.64	%(c)	(1.05	)%(c)	17%
(1.30)	14.78		8.35		137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)		191	1.73		5.29		3.25		132
—	19.81		32.07		239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$— (d)	$15.22	(e)	4.03	%(e)	$48	2.56	%(c)	6.95	%(c)	(2.02	)%(c)	17%
(1.20)	14.63		7.49		55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)		108	2.56		6.74		(0.56)		132
—	19.78		31.87		387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(0.35)	$15.23	(e)	4.46	%(e)	$245	1.77	%(c)	10.81	%(c)	(1.22	)%(c)	17%
(1.20)	14.91		8.26		362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)		232	1.77		6.76		0.14		132
—	19.84		32.27		386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$(0.13)	$15.32	(e)	4.54	%(e)	$27	1.51	%(c)	5.31	%(c)	(0.79	)%(c)	17%
(1.41)	14.78		8.51		25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)		124	1.51		8.18		0.79		132
—	19.87		32.47		13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.32)	$15.16	(e)	4.54	%(e)	$3,717	1.45	%(c)	5.22	%(c)	(0.73	)%(c)	17%
(1.41)	14.81		8.64		3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)		3,216	1.45		5.96		1.04		132
—	19.88		32.53		3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(f)	Less than 1%.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	199

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
5/31/2013+	$28.27	$0.26	$4.05	$4.31	$(0.25)	$—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
5/31/2013+	$28.30	$0.14	$4.06	$4.20	$(0.14)	$—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	– (d )	—
Class D
5/31/2013+	$28.22	$0.25	$4.05	$4.30	$(0.23)	$—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
5/31/2013+	$28.20	$0.20	$4.05	$4.25	$(0.16)	$—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
5/31/2013+	$28.20	$0.29	$4.04	$4.33	$(0.27)	$—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
5/31/2013+	$28.16	$0.30	$4.05	$4.35	$(0.30)	$—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)
Administrative Class
5/31/2013+	$28.20	$0.26	$4.05	$4.31	$(0.25)	$—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

+	unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

200	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.25)	$32.33	15.36%	$148,896	0.95	%(c)	0.95	%(c)	1.69	%(c)	39%
(2.32)	28.27	9.64	94,347	1.01		1.01		1.91		108
(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129
(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(0.14)	$32.36	14.94%	$53,917	1.69	%(c)	1.69	%(c)	0.95	%(c)	39%
(2.13)	28.30	8.81	36,917	1.76		1.76		1.16		108
(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129
— (d)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(0.23)	$32.29	15.34%	$45,451	1.02	%(c)	1.02	%(c)	1.64	%(c)	39%
(2.32)	28.22	9.57	35,886	1.06		1.06		1.85		108
(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129
(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(0.16)	$32.29	15.19%	$411	1.37	%(c)	1.37	%(c)	1.32	%(c)	39%
(2.26)	28.20	9.25	210	1.36		1.36		1.58		108
(0.59)	28.08	1.76	37	1.22		1.22		1.67		129
(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(0.27)	$32.26	15.49%	$75,239	0.74	%(c)	0.74	%(c)	1.89	%(c)	39%
(2.36)	28.20	9.84	53,368	0.80		0.86		2.12		108
(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129
(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(0.30)	$32.21	15.58%	$1,262,532	0.64	%(c)	0.64	%(c)	2.00	%(c)	39%
(2.40)	28.16	10.00	804,646	0.67		0.67		2.26		108
(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129
(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116
(0.36)	23.92	27.85	64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84
(0.57)	19.01	(21.30)	20,664	1.03	(e)	1.03		1.86		91
(0.42)	24.88	3.84	47,773	1.03	(e)	1.03		1.45		98

$(0.25)	$32.26	15.42%	$13,549	0.92	%(c)	0.92	%(c)	1.77	%(c)	39%
(2.33)	28.20	9.70	2,199	0.92		0.92		2.00		108
(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129
(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98% and 0.89% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	201

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Disciplined Equity:
Class A
5/31/2013+	$16.38	$0.09	$1.86	$1.95	$(0.19)	$(0.18)
11/30/2012	15.34	0.16	1.27	1.43	(0.15)	(0.24)
11/30/2011	15.11	0.14	0.59	0.73	(0.08)	(0.42)
11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—
Class C
5/31/2013+	$16.11	$0.03	$1.83	$1.86	$— (d)	$(0.18)
11/30/2012	15.07	0.03	1.27	1.30	(0.02)	(0.24)
11/30/2011	14.89	0.01	0.59	0.60	— (d)	(0.42)
11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—
Class D
5/31/2013+	$16.65	$0.10	$1.88	$1.98	$(0.14)	$(0.18)
11/30/2012	15.43	0.16	1.30	1.46	— (d)	(0.24)
11/30/2011	15.12	0.12	0.61	0.73	— (d)	(0.42)
11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—
Class P
5/31/2013+	$16.53	$0.11	$1.87	$1.98	$(0.18)	$(0.18)
11/30/2012	15.46	0.19	1.27	1.46	(0.15)	(0.24)
11/30/2011	15.21	0.17	0.60	0.77	(0.10)	(0.42)
11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—
Institutional Class
5/31/2013+	$16.52	$0.12	$1.87	$1.99	$(0.21)	$(0.18)
11/30/2012	15.46	0.20	1.28	1.48	(0.18)	(0.24)
11/30/2011	15.21	0.18	0.60	0.78	(0.11)	(0.42)
11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)
7/15/2008* - 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

202	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.37)	$17.96	12.13%	$10,395	0.95	%(c)	1.44	%(c)	1.10	%(c)	17%
(0.39)	16.38	9.60	8,211	1.04		1.41		0.99		23
(0.50)	15.34	4.83	5,632	1.27		1.50		0.90		30
(0.59)	15.11	8.38	1,740	1.34		2.24		0.53		30
(0.24)	14.53	40.58	1,686	1.34		3.97		0.63		34
—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18

$(0.18)	$17.79	11.68%	$998	1.70	%(c)	2.01	%(c)	0.34	%(c)	17%
(0.26)	16.11	8.80	1,078	1.80		2.24		0.21		23
(0.42)	15.07	4.04	1,075	2.03		2.25		0.08		30
(0.54)	14.89	7.51	615	2.09		2.92		(0.23)		30
(0.24)	14.39	39.51	628	2.09		4.72		(0.12)		34
—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18

$(0.32)	$18.31	12.11%	$211	0.95	%(c)	2.52	%(c)	1.10	%(c)	17%
(0.24)	16.65	9.65	245	1.03		4.91		0.99		23
(0.42)	15.43	4.84	131	1.28		4.15		0.72		30
(0.61)	15.12	8.29	362	1.34		2.68		0.59		30
(0.22)	14.57	40.66	59	1.34		3.98		0.63		34
—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18

$(0.36)	$18.15	12.21%	$34	0.80	%(c)	1.08	%(c)	1.25	%(c)	17%
(0.39)	16.53	9.73	31	0.87		1.29		1.16		23
(0.52)	15.46	5.05	23	1.06		1.36		1.06		30
(0.60)	15.21	8.63	11	1.08		2.04		0.79		30
(0.23)	14.60	41.03	10	1.08		3.73		0.89		34
—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18

$(0.39)	$18.12	12.28%	$41,126	0.70	%(c)	0.98	%(c)	1.35	%(c)	17%
(0.42)	16.52	9.87	36,825	0.79		1.12		1.22		23
(0.53)	15.46	5.15	41,003	0.96		1.22		1.17		30
(0.62)	15.21	8.78	17,734	0.98		1.93		0.92		30
(0.24)	14.60	40.98	11,087	0.98		3.63		0.99		34
—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	203

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Dynamic Emerging Multi-Asset:
Class A
12/17/2012* - 5/31/2013+	$15.00	$0.09	$(0.91)	$(0.82)	$—	$—
Class C
12/17/2012* - 5/31/2013+	$15.00	$0.04	$(0.91)	$(0.87)	$—	$—
Class D
12/17/2012* - 5/31/2013+	$15.00	$0.08	$(0.90)	$(0.82)	$—	$—
Class P
12/17/2012* - 5/31/2013+	$15.00	$0.10	$(0.91)	$(0.81)	$—	$—
Institutional Class
12/17/2012* - 5/31/2013+	$15.00	$0.10	$(0.91)	$(0.81)	$—	$—
AllianzGI Global Managed Volatility:
Class A
5/31/2013+	$16.68	$0.26	$0.97	$1.23	$(0.65)	$(0.07)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
5/31/2013+	$16.56	$0.20	$0.94	$1.14	$(0.70)	$(0.07)
12/19/2011* - 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
5/31/2013+	$16.68	$0.28	$0.94	$1.22	$(0.71)	$(0.07)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
5/31/2013+	$16.71	$0.30	$0.96	$1.26	$(0.66)	$(0.07)
12/19/2011* - 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
5/31/2013+	$16.73	$0.31	$0.95	$1.26	$(0.69)	$(0.07)
12/19/2011* - 11/30/2012	15.00	0.49	1.24	1.73	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

204	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$14.18	(5.47)%	$9	1.47	%(c)(d)	5.72	%(c)(d)	1.27	%(c)(d)	17%

$—	$14.13	(5.80)%	$24	2.22	%(c)(d)	6.48	%(c)(d)	0.57	%(c)(d)	17%

$—	$14.18	(5.47)%	$17	1.47	%(c)(d)	5.74	%(c)(d)	1.21	%(c)(d)	17%

$—	$14.19	(5.40)%	$10	1.32	%(c)(d)	5.46	%(c)(d)	1.43	%(c)(d)	17%

$—	$14.19	(5.40)%	$4,900	1.22	%(c)(d)	5.46	%(c)(d)	1.52	%(c)(d)	17%

$(0.72)	$17.19	7.64%	$134	0.95	%(c)	2.82	%(c)	3.02	%(c)	45%
—	16.68	11.20	50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(0.77)	$16.93	7.22%	$92	1.67	%(c)	3.50	%(c)	2.38	%(c)	45%
—	16.56	10.40	12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(0.78)	$17.12	7.66%	$82	0.91	%(c)	2.79	%(c)	3.24	%(c)	45%
—	16.68	11.20	38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(0.73)	$17.24	7.82%	$12	0.70	%(c)	2.52	%(c)	3.50	%(c)	45%
—	16.71	11.40	11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(0.76)	$17.23	7.83%	$15,548	0.60	%(c)	2.47	%(c)	3.58	%(c)	45%
—	16.73	11.53	14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	205

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Water:
Class A
5/31/2013+	$10.26	$0.09	$0.96	$1.05	$(0.12)
11/30/2012	8.89	0.12	1.30	1.42	(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (e)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.20	(3.92)	(3.72)	—
Class C
5/31/2013+	$10.02	$0.05	$0.94	$0.99	$(0.05)
11/30/2012	8.70	0.05	1.27	1.32	— (e)
11/30/2011	8.62	(0.01)	0.09	0.08	— (e)
11/30/2010	7.93	(0.03)	0.72	0.69	— (e)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
3/31/2008* - 11/30/2008	10.00	0.16	(3.92)	(3.76)	—
Class D
5/31/2013+	$10.25	$0.10	$0.94	$1.04	$(0.13)
11/30/2012	8.87	0.10	1.32	1.42	(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (e)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.21	(3.94)	(3.73)	—
Class P
5/31/2013+	$10.30	$0.11	$0.95	$1.06	$(0.11)
11/30/2012	8.93	0.14	1.30	1.44	(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (e)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
3/31/2008* - 11/30/2008	10.00	0.21	(3.92)	(3.71)	—
Institutional Class
5/31/2013+	$10.25	$0.12	$0.93	$1.05	$(0.18)
11/30/2012	8.88	0.12	1.32	1.44	(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (e)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)
7/15/2008* - 11/30/2008	9.01	0.07	(2.79)	(2.72)	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

206	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$11.19	10.28%	$87,291	1.52	%(d)	1.52	%(d)	1.70	%(d)	14%
—		10.26	16.12	59,611	1.57		1.60		1.27		73
—		8.89	1.62	27,101	1.68		1.68		0.60		73
—		8.75	9.63	22,774	1.80		1.80		0.41		40
—	(f)	7.99	30.93	23,787	2.04		2.04		0.90		47
—	(f)	6.28	(37.20)	20,589	1.60	(d)(g)	2.10	(d)(g)	3.44	(d)	54

$—		$10.96	9.88%	$35,909	2.27	%(d)	2.27	%(d)	0.90	%(d)	14%
—		10.02	15.17	25,870	2.33		2.41		0.48		73
—		8.70	0.93	20,842	2.44		2.44		(0.15)		73
—		8.62	8.70	22,225	2.56		2.60		(0.37)		40
—	(f)	7.93	30.19	22,393	2.79		2.79		0.15		47
—	(f)	6.24	(37.60)	18,727	2.35	(d)(g)	2.85	(d)(g)	2.73	(d)	54

$—		$11.16	10.25%	$14,501	1.49	%(d)	1.49	%(d)	1.89	%(d)	14%
—		10.25	16.09	5,869	1.64		2.25		1.02		73
—		8.87	1.60	5,214	1.72		2.00		0.47		73
—		8.73	9.70	1,157	1.84		2.74		0.34		40
—	(f)	7.98	31.11	156	2.40		2.40		0.55		47
—	(f)	6.27	(37.30)	6	1.60	(d)(g)	2.10	(d)(g)	3.45	(d)	54

$—		$11.25	10.41%	$29,544	1.30	%(d)	1.30	%(d)	2.02	%(d)	14%
—		10.30	16.22	16,820	1.41		1.47		1.49		73
—		8.93	1.85	16,118	1.49		1.52		0.79		73
—		8.77	9.95	10,432	1.56		1.64		0.62		40
—	(f)	7.99	31.26	12,016	1.78		1.78		1.16		47
—	(f)	6.29	(37.10)	8,193	1.35	(d)(g)	1.85	(d)(g)	3.64	(d)	54

$—		$11.12	10.36%	$5,950	1.20	%(d)	1.20	%(d)	2.17	%(d)	14%
—		10.25	16.44	3,105	1.29		1.29		1.28		73
—		8.88	1.99	1,267	1.37		1.39		0.91		73
—		8.71	9.96	1,378	1.46		1.48		0.61		40
—	(f)	7.94	31.42	544	1.68		1.68		1.26		47
—	(f)	6.29	(30.19)	16	1.25	(d)(g)	1.56	(d)(g)	2.44	(d)	54

(d)	Annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.
(g)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(n) in Notes to Financial Statements).

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	207

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
5/31/2013+	$10.16	$0.34	$0.29	$0.63	$(0.35)	$—
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
5/31/2013+	$10.15	$0.30	$0.29	$0.59	$(0.31)	$—
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
5/31/2013+	$9.91	$0.33	$0.28	$0.61	$(0.35)	$—
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
5/31/2013+	$9.88	$0.32	$0.27	$0.59	$(0.33)	$—
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
5/31/2013+	$9.87	$0.34	$0.28	$0.62	$(0.35)	$—
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
5/31/2013+	$9.90	$0.34	$0.29	$0.63	$(0.36)	$—
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—
Administrative Class
5/31/2013+	$9.87	$0.33	$0.28	$0.61	$(0.35)	$—
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

+	unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61% and 0.57% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

208	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$10.44	6.22%	$112,835	0.86	%(c)	0.86	%(c)	6.56	%(c)	54%
(0.86)	10.16	14.34	109,668	0.89		0.90		7.21		86
(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168
(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.31)	$10.43	5.82%	$29,807	1.64	%(c)	1.64	%(c)	5.78	%(c)	54%
(0.79)	10.15	13.54	30,692	1.68		1.68		6.43		86
(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168
(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.35)	$10.17	6.18%	$74,415	0.91	%(c)	0.91	%(c)	6.52	%(c)	54%
(0.86)	9.91	14.33	43,921	0.96		1.07		7.14		86
(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168
(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.33)	$10.14	6.07%	$2,378	1.15	%(c)	1.25	%(c)	6.28	%(c)	54%
(0.84)	9.88	14.05	2,111	1.15		1.25		6.95		86
(0.75)	9.45	4.02	342	1.33		1.37		7.23		168
(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.35)	$10.14	6.38%	$14,877	0.69	%(c)	0.69	%(c)	6.72	%(c)	54%
(0.87)	9.87	14.48	19,497	0.74		0.79		7.39		86
(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168
(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.36)	$10.17	6.44%	$135,424	0.60	%(c)	0.60	%(c)	6.82	%(c)	54%
(0.89)	9.90	14.68	121,362	0.63		0.63		7.47		86
(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168
(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144
(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81

$(0.35)	$10.13	6.23%	$30,440	0.85	%(c)	0.85	%(c)	6.58	%(c)	54%
(0.87)	9.87	14.54	27,274	0.90		1.14		8.92		86
(0.77)	9.43	4.27	11	1.03		1.03		7.25		168
(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	209

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
5/31/2013+	$31.89	$0.13	$5.21	$5.34	$— (c)	$—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
5/31/2013+	$31.75	$(0.01)	$5.19	$5.18	$(0.02)	$—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
5/31/2013+	$32.60	$0.14	$5.32	$5.46	$— (c)	$—
11/30/2012	28.33	0.24	4.03	4.27	— (c)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
5/31/2013+	$32.25	$0.09	$5.23	$5.32	$(0.19)	$—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
5/31/2013+	$31.92	$0.14	$5.19	$5.33	$(0.26)	$—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)
Institutional Class
5/31/2013+	$32.60	$0.12	$5.33	$5.45	$(0.30)	$—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)
Administrative Class
5/31/2013+	$32.27	$0.13	$5.27	$5.40	$— (c)	$—
11/30/2012	28.34	0.57	3.64	4.21	(0.28)	—
11/30/2011	31.37	0.24	(2.70)	(2.46)	(0.57)	—
4/12/2010* - 11/30/2010	28.30	0.09	2.98	3.07	—	—

+	unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

210	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$— (c)	$37.23	16.75%	$3,386	1.45	%(d)	2.00	%(d)	0.76	%(d)	50%
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(d)	1.70	(d)	(0.07	)(d)	57

$(0.02)	$36.91	16.32%	$576	2.20	%(d)	2.48	%(d)	(0.06	)%(d)	50%
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(d)	2.48	(d)	(1.23	)(d)	57

$— (c)	$38.06	16.75%	$135	1.45	%(d)	2.18	%(d)	0.81	%(d)	50%
— (c)	32.60	15.07	112	1.56		5.66		0.77		117
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(d)	1.83	(d)	0.22	(d)	57

$(0.19)	$37.38	16.59%	$16	1.70	%(d)	1.93	%(d)	0.54	%(d)	50%
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(d)	2.35	(d)	0.27	(d)	57

$(0.26)	$36.99	16.82%	$29,649	1.30	%(d)	1.52	%(d)	0.82	%(d)	50%
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(d)	1.41	(d)(e)	0.90	(d)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106
(20.83)	40.10	2.74	113,239	1.44		1.44	(e)	0.26		86

$(0.30)	$37.75	16.85%	$63,755	1.20	%(d)	1.41	%(d)	0.69	%(d)	50%
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(d)	1.26	(d)(f)	1.09	(d)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106
(19.91)	41.28	2.90	8,213	1.27		1.27	(f)	0.57		86

$— (c)	$37.67	16.74%	$14	1.45	%(d)	1.68	%(d)	0.74	%(d)	50%
(0.28)	32.27	14.96	12	1.56		1.64		1.94		117
(0.57)	28.34	(8.09)	10	1.57		1.59		0.75		66
—	31.37	10.85	11	1.66	(d)	2.04	(d)	0.53	(d)	57

(c)	Less than $(0.01) per share.
(d)	Annualized.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17% and 1.13% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01% and 1.00% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	211

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
5/31/2013+	$11.62	$(0.08)	$2.25	$2.17	$—		$(0.84)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—		—
Class P
5/31/2013+	$11.61	$(0.07)	$2.25	$2.18	$—		$(0.84)
11/30/2012	12.20	(0.10)	1.47	1.37	—		(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—		(0.21)
Institutional Class
5/31/2013+	$11.65	$(0.05)	$2.25	$2.20	$—		$(0.84)
11/30/2012	12.22	(0.10)	1.49	1.39	—		(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—		(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—		—
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—		—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	—		— (e)
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	—		(2.06)
AllianzGI Multi-Asset Real Return:
Class A
12/17/2012* - 5/31/2013+	$15.00	$0.11	$0.03	$0.14	$—		$—
Class C
12/17/2012* - 5/31/2013+	$15.00	$0.05	$0.04	$0.09	$—		$—
Class D
12/17/2012* - 5/31/2013+	$15.00	$0.10	$0.04	$0.14	$—		$—
Class P
12/17/2012* - 5/31/2013+	$15.00	$0.11	$0.04	$0.15	$—		$—
Institutional Class
12/17/2012* - 5/31/2013+	$15.00	$0.12	$0.04	$0.16	$—		$—
AllianzGI NFJ Emerging Markets Value:
Class A
12/18/2012* - 5/31/2013+	$15.00	$0.25	$0.56	$0.81	$—	(e)	$—
Class C
12/18/2012* - 5/31/2013+	$15.00	$0.16	$0.60	$0.76	$—	(e)	$—
Class D
12/18/2012* - 5/31/2013+	$15.00	$0.21	$0.61	$0.82	$—	(e)	$—
Class P
12/18/2012* - 5/31/2013+	$15.00	$0.22	$0.60	$0.82	$—	(e)	$—
Institutional Class
12/18/2012* - 5/31/2013+	$15.00	$0.27	$0.56	$0.83	$—	(e)	$—

+	unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

212	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.84)	$12.95	20.27%	$404	1.81	%(c)	2.18	%(c)	(1.27	)%(c)	29%
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(0.84)	$12.95	20.47%	$992	1.64	%(c)	2.00	%(c)	(1.15	)%(c)	29%
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(0.84)	$13.01	20.48%	$33,949	1.54	%(c)	1.99	%(c)	(0.89	)%(c)	29%
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112
—	10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
— (e)	7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
(2.06)	11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139

$—	$15.14	0.93%	$39	0.87	%(c)(f)	5.81	%(c)(f)	1.59	%(c)(f)	15%

$—	$15.09	0.60%	$16	1.61	%(c)(f)	6.50	%(c)(f)	0.71	%(c)(f)	15%

$—	$15.14	0.93%	$10	0.88	%(c)(f)	5.72	%(c)(f)	1.47	%(c)(f)	15%

$—	$15.15	1.00%	$10	0.72	%(c)(f)	5.47	%(c)(f)	1.63	%(c)(f)	15%

$—	$15.16	1.07%	$5,084	0.62	%(c)(f)	5.47	%(c)(f)	1.73	%(c)(f)	15%

$— (e)	$15.81	5.41%	$21	1.56	%(c)	6.49	%(c)	3.53	%(c)	34%

$— (e)	$15.76	5.07%	$11	2.31	%(c)	7.32	%(c)	2.20	%(c)	34%

$— (e)	$15.82	5.47%	$469	1.56	%(c)	6.47	%(c)	2.99	%(c)	34%

$— (e)	$15.82	5.47%	$11	1.41	%(c)	6.32	%(c)	3.11	%(c)	34%

$— (e)	$15.83	5.55%	$6,035	1.31	%(c)	6.08	%(c)	3.82	%(c)	34%

(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, and 1.38% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than $(0.01) per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	213

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
5/31/2013+	$18.27	$0.36	$2.23	$2.59	$(0.28)	$(0.02)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
5/31/2013+	$18.05	$0.28	$2.21	$2.49	$(0.20)	$(0.02)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
5/31/2013+	$18.44	$0.36	$2.25	$2.61	$(0.27)	$(0.02)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
5/31/2013+	$18.36	$0.38	$2.25	$2.63	$(0.29)	$(0.02)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
5/31/2013+	$18.18	$0.39	$2.22	$2.61	$(0.30)	$(0.02)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
AllianzGI NFJ International Small-Cap Value:
Class A
5/31/2013+	$17.10	$0.21	$1.84	$2.05	$(0.28)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
5/31/2013+	$17.04	$0.19	$1.80	$1.99	$(0.10)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class D
5/31/2013+	$17.11	$0.24	$1.81	$2.05	$(0.29)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.13	1.98	2.11	—	—
Class P
5/31/2013+	$17.11	$0.22	$1.86	$2.08	$(0.19)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
5/31/2013+	$17.12	$0.25	$1.84	$2.09	$(0.20)	$(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

214	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$20.56	14.29%	$9,669	1.22	%(c)	1.44	%(c)	3.71	%(c)	17%
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.22)	$20.32	13.88%	$4,500	2.01	%(c)	2.20	%(c)	2.92	%(c)	17%
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.29)	$20.76	14.25%	$593	1.32	%(c)	1.59	%(c)	3.60	%(c)	17%
(0.59)	18.44	9.83	480	1.38		3.04		3.31		41
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.31)	$20.68	14.44%	$1,350	1.07	%(c)	1.26	%(c)	3.85	%(c)	17%
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.32)	$20.47	14.51%	$53,757	0.97	%(c)	1.16	%(c)	3.97	%(c)	17%
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

$(0.37)	$18.78	12.17%	$1,239	1.46	%(c)	5.02	%(c)	2.27	%(c)	21%
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.19)	$18.84	11.77%	$28	2.21	%(c)	5.87	%(c)	2.04	%(c)	21%
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.38)	$18.78	12.15%	$754	1.46	%(c)	5.22	%(c)	2.66	%(c)	21%
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(0.28)	$18.91	12.26%	$13	1.31	%(c)	4.77	%(c)	2.39	%(c)	21%
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.29)	$18.92	12.33%	$6,429	1.21	%(c)	4.85	%(c)	2.75	%(c)	21%
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

(c)	Annualized.
(d)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	215

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
5/31/2013+	$16.36	$0.22	$1.05	$1.27	$(0.22)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
5/31/2013+	$16.32	$0.16	$1.04	$1.20	$(0.17)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
5/31/2013+	$16.36	$0.21	$1.06	$1.27	$(0.20)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
5/31/2013+	$16.38	$0.22	$1.07	$1.29	$(0.21)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
5/31/2013+	$16.38	$0.21	$1.10	$1.31	$(0.22)	$(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—
AllianzGI Redwood:
Class A
5/31/2013+	$15.18	$0.03	$0.49	$0.52	$— (d)	$—
11/30/2012	14.46	— (d)	0.72	0.72	—	—
12/27/2010* - 11/30/2011	15.00	(0.07)	(0.47)	(0.54)	—	—
Class C
5/31/2013+	$14.95	$(0.06)	$0.50	$0.44	$(0.03)	$—
11/30/2012	14.36	(0.13)	0.72	0.59	—	—
12/27/2010* - 11/30/2011	15.00	(0.20)	(0.44)	(0.64)	—	—
Class D
5/31/2013+	$15.17	$— (e)	$0.50	$0.50	$— (d)	$—
11/30/2012	14.46	(0.03)	0.74	0.71	—	—
12/27/2010* - 11/30/2011	15.00	(0.08)	(0.46)	(0.54)	—	—
Class P
5/31/2013+	$15.24	$0.02	$0.51	$0.53	$(0.08)	$—
11/30/2012	14.49	0.02	0.73	0.75	—	—
12/27/2010* - 11/30/2011	15.00	(0.01)	(0.50)	(0.51)	—	—
Institutional Class
5/31/2013+	$15.27	$0.03	$0.50	$0.53	$(0.09)	$—
11/30/2012	14.50	0.03	0.74	0.77	—	—
12/27/2010* - 11/30/2011	15.00	(0.03)	(0.47)	(0.50)	—	—

+	unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.

216	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$17.39	7.85%	$69	1.26	%(c)	6.70	%(c)	2.63	%(c)	11%
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.19)	$17.33	7.42%	$16	2.01	%(c)	7.50	%(c)	1.94	%(c)	11%
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.22)	$17.41	7.84%	$12	1.27	%(c)	6.64	%(c)	2.40	%(c)	11%
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(0.23)	$17.44	7.96%	$12	1.05	%(c)	6.49	%(c)	2.61	%(c)	11%
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.24)	$17.45	8.05%	$3,778	0.95	%(c)	6.35	%(c)	2.47	%(c)	11%
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

$— (d)	$15.70	3.43%	$1,056	1.60	%(c)	3.96	%(c)	0.42	%(c)	29%
—	15.18	4.98	1,791	1.64		3.57		(0.02)		88
—	14.46	(3.60)	1,414	1.75	(c)	4.87	(c)	(0.49	)(c)	107

$(0.03)	$15.36	2.96%	$52	2.50	%(c)	4.80	%(c)	(0.75	)%(c)	29%
—	14.95	4.11	50	2.50		4.50		(0.87)		88
—	14.36	(4.27)	46	2.50	(c)	5.77	(c)	(1.42	)(c)	107

$— (d)	$15.67	3.30%	$82	1.75	%(c)	7.61	%(c)	0.05	%(c)	29%
—	15.17	4.91	88	1.75		10.67		(0.22)		88
—	14.46	(3.60)	467	1.75	(c)	5.92	(c)	(0.58	)(c)	107

$(0.08)	$15.69	3.47%	$136	1.50	%(c)	3.83	%(c)	0.26	%(c)	29%
—	15.24	5.18	138	1.50		3.48		0.15		88
—	14.49	(3.40)	167	1.50	(c)	5.23	(c)	(0.07	)(c)	107

$(0.09)	$15.71	3.51%	$6,187	1.40	%(c)	3.70	%(c)	0.45	%(c)	29%
—	15.27	5.31	7,888	1.40		3.30		0.22		88
—	14.50	(3.33)	7,392	1.40	(c)	4.69	(c)	(0.22	)(c)	107

(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	217

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
5/31/2013+	$15.97	$0.32	$0.04	$0.36	$(0.37)	$(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
5/31/2013+	$15.94	$0.30	$0.04	$0.34	$(0.35)	$(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
5/31/2013+	$15.97	$0.32	$0.04	$0.36	$(0.37)	$(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
5/31/2013+	$15.96	$0.33	$0.04	$0.37	$(0.38)	$(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
5/31/2013+	$15.99	$0.34	$0.03	$0.37	$(0.39)	$(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—
AllianzGI Structured Alpha:
Class A
12/3/2012* - 5/31/2013+	$15.00	$(0.13)	$0.33	$0.20	$—	$—
Class C
12/3/2012* - 5/31/2013+	$15.00	$(0.19)	$0.34	$0.15	$—	$—
Class D
12/3/2012* - 5/31/2013+	$15.00	$(0.13)	$0.33	$0.20	$—	$—
Class P
12/3/2012* - 5/31/2013+	$15.00	$(0.12)	$0.33	$0.21	$—	$—
Institutional Class
12/3/2012* - 5/31/2013+	$15.00	$(0.11)	$0.33	$0.22	$—	$—
AllianzGI Ultra Micro Cap:
Class A
5/31/2013+	$15.53	$(0.12)	$4.31	$4.19	$—	$—
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—	—
Class P
5/31/2013+	$15.54	$(0.09)	$4.30	$4.21	$—	$—
11/30/2012	13.26	(0.20)	2.71	2.51	—	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	—	(0.03)
Institutional Class
5/31/2013+	$15.59	$(0.10)	$4.33	$4.23	$—	$—
11/30/2012	13.29	(0.19)	2.72	2.53	—	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	—	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—	—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	—
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—	—

+	unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.

218	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.38)	$15.95	2.24%	$144,566	0.85	%(c)	0.87	%(c)	4.05	%(c)	39%
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.36)	$15.92	2.13%	$47,403	1.10	%(c)	1.12	%(c)	3.81	%(c)	39%
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.38)	$15.95	2.24%	$15,366	0.85	%(c)	0.91	%(c)	4.06	%(c)	39%
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.39)	$15.94	2.32%	$101,817	0.70	%(c)	0.70	%(c)	4.21	%(c)	39%
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.40)	$15.96	2.31%	$123,019	0.60	%(c)	0.61	%(c)	4.30	%(c)	39%
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

$—	$15.20	1.33%	$10	1.90	%(c)	4.94	%(c)	(1.81	)%(c)	N/A

$—	$15.15	1.00%	$10	2.65	%(c)	5.70	%(c)	(2.56	)%(c)	N/A

$—	$15.20	1.33%	$817	1.90	%(c)	5.09	%(c)	(1.79	)%(c)	N/A

$—	$15.21	1.40%	$10	1.75	%(c)	4.68	%(c)	(1.65	)%(c)	N/A

$—	$15.22	1.47%	$7,417	1.65	%(c)	4.67	%(c)	(1.55	)%(c)	N/A

$—	$19.72	26.98%	$19,251	2.27	%(c)	2.42	%(c)	(1.38	)%(c)	39%
—	15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$—	$19.75	27.09%	$390	2.04	%(c)	2.26	%(c)	(1.01	)%(c)	39%
(0.23)	15.54	19.26	252	2.18		3.08		(1.38)		114
(0.03)	13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$—	$19.82	27.13%	$23,012	2.00	%(c)	2.27	%(c)	(1.15	)%(c)	39%
(0.23)	15.59	19.37	9,296	2.08		3.15		(1.32)		114
(0.75)	13.29	6.04	9,757	2.24		3.53		(2.06)		101
—	13.25	48.38	4,629	2.29		5.40		(1.99)		123
—	8.93	54.50	1,781	2.31	(c)	2.31	(c)(d)	(1.81	)(c)	87
—	5.78	(37.72)	1,084	2.40		2.40	(d)	(2.05)		109
—	9.28	(7.20)	886	2.31	(c)	2.31	(c)(d)	(2.10	)(c)	19

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI U.S. Emerging Growth:
Class A
5/31/2013+	$13.25	$(0.04)	$2.95	$2.91	$(0.26)
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class C
5/31/2013+	$13.07	$(0.09)	$2.90	$2.81	$(0.26)
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—
Class D
5/31/2013+	$13.25	$(0.03)	$2.95	$2.92	$(0.26)
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class R
5/31/2013+	$13.19	$(0.04)	$2.93	$2.89	$(0.26)
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—
Class P
5/31/2013+	$13.32	$(0.02)	$2.97	$2.95	$(0.26)
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—
Institutional Class
5/31/2013+	$13.35	$(0.01)	$2.97	$2.96	$(0.26)
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—
11/30/2010	10.05	(0.06)	2.85	2.79	—
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	(0.88)
AllianzGI U.S. Equity Hedged:
Class A
12/3/2012* - 5/31/2013+	$15.00	$0.07	$1.22	$1.29	$—
Class C
12/3/2012* - 5/31/2013+	$15.00	$0.01	$1.23	$1.24	$—
Class D
12/3/2012* - 5/31/2013+	$15.00	$0.06	$1.23	$1.29	$—
Class P
12/3/2012* - 5/31/2013+	$15.00	$0.08	$1.23	$1.31	$—
Institutional Class
12/3/2012* - 5/31/2013+	$15.00	$0.09	$1.23	$1.32	$—

+	unaudited
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.

220	Semiannual Report	| May 31, 2013 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.26)	$15.90	22.40%	$3,192	1.50	%(c)	2.19	%(c)	(0.58	)%(c)	34%
(0.99)	13.25	7.67	1,359	1.50		2.45		(0.59)		92
—	13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$(0.26)	$15.62	21.93%	$323	2.21	%(c)	2.88	%(c)	(1.26	)%(c)	34%
(0.99)	13.07	6.99	228	2.22		3.16		(1.35)		92
—	13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$(0.26)	$15.91	22.47%	$68	1.46	%(c)	2.11	%(c)	(0.44	)%(c)	34%
(0.99)	13.25	7.67	57	1.49		2.36		(0.65)		92
—	13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$(0.26)	$15.82	22.34%	$20	1.67	%(c)	2.35	%(c)	(0.62	)%(c)	34%
(0.99)	13.19	7.44	10	1.70		2.60		(0.84)		92
—	13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$(0.26)	$16.01	22.58%	$34	1.25	%(c)	1.95	%(c)	(0.30	)%(c)	34%
(0.99)	13.32	7.97	19	1.25		2.25		(0.27)		92
—	13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$(0.26)	$16.05	22.60%	$26,032	1.15	%(c)	1.85	%(c)	(0.12	)%(c)	34%
(0.99)	13.35	8.05	20,140	1.15		2.09		(0.29)		92
—	13.39	4.28	20,862	1.15		1.99		(0.53)		111
—	12.84	27.76	20,079	1.19		1.71		(0.57)		168
—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
—	6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146
(0.88)	11.45	(7.01)	7,499	1.21		1.21	(d)	(0.46)		129

$—	$16.29	8.60%	$200	1.26	%(c)	9.15	%(c)	0.97	%(c)	5%

$—	$16.24	8.27%	$11	2.01	%(c)	8.70	%(c)	0.16	%(c)	5%

$—	$16.29	8.60%	$215	1.26	%(c)	8.88	%(c)	0.82	%(c)	5%

$—	$16.31	8.73%	$11	1.11	%(c)	7.70	%(c)	1.06	%(c)	5%

$—	$16.32	8.80%	$3,672	1.01	%(c)	7.70	%(c)	1.16	%(c)	5%

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90% and 0.72% for the period ended November 30, 2009, and the years ended March 31, 2009 and March 31, 2008, respectively.

See accompanying Notes to Financial Statements	| May 31, 2013 |	Semiannual Report	221

Notes to Financial Statements

May 31, 2013 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. As of May 31, 2013, the trust currently consists of thirty-three separate investment funds, (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (collectively the “Sub-Advisers”). The Investment Manager, AGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares: A, C, D, P, R, R6, Administrative and Institutional. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds sold and issued shares of beneficial interest to AAM during the period or six months ended May 31, 2013 and the year ended November 30, 2012:

AllianzGI Retirement 2025/AllianzGI Retirement 2035/AllianzGI Retirement 2045/AllianzGI Retirement 2055
Class	Date	Shares	Amount
A	12/19/11	667	$10,000
R	12/19/11	666	10,000
P	12/19/11	667	10,000
R6	12/19/11	200,000	3,000,000
Administrative	12/19/11	667	10,000
		202,667	$3,040,000

AllianzGI Dynamic Emerging Multi-Asset
Class	Date	Shares	Amount
A	12/17/12	667	$10,000
C	12/17/12	667	10,000
D	12/17/12	666	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
		336,000	$5,040,000

AllianzGI Global Managed Volatility
Class	Date	Shares	Amount
A	12/19/11	666	$10,000
C	12/19/11	667	10,000
D	12/19/11	667	10,000
P	12/19/11	667	10,000
Institutional	12/19/11	133,333	2,000,000
		136,000	$2,040,000

AllianzGI Micro Cap
Class	Date	Shares	Amount
A	12/19/11	1,016	$10,000

AllianzGI Multi-Asset Real Return
Class	Date	Shares	Amount
A	12/17/12	666	$10,000
C	12/17/12	667	10,000
D	12/17/12	667	10,000
P	12/17/12	667	10,000
Institutional	12/17/12	333,333	5,000,000
		336,000	$5,040,000

AllianzGI NFJ Emerging Markets Value
Class	Date	Shares	Amount
A	12/18/12	667	$10,000
C	12/18/12	667	10,000
D	12/18/12	666	10,000
P	12/18/12	667	10,000
Institutional	12/18/12	200,000	3,000,000
		202,667	$3,040,000

AllianzGI NFJ International Small-Cap Value
Class	Date	Shares	Amount
A	6/1/12	667	$10,000
C	6/1/12	667	10,000
D	6/1/12	667	10,000
P	6/1/12	666	10,000
Institutional	6/1/12	200,000	3,000,000
		202,667	$3,040,000

AllianzGI NFJ International Value II
Class	Date	Shares	Amount
A	12/1/11	667	$10,000
C	12/1/11	667	10,000
D	12/1/11	667	10,000
P	12/1/11	666	10,000
Institutional	12/1/11	200,000	3,000,000
		202,667	$3,040,000

AllianzGI Structured Alpha
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	400,000	6,000,000
		402,667	$6,040,000

222	May 31, 2013 |	Semiannual Report

AllianzGI Ultra Micro Cap
Class	Date	Shares	Amount
A	12/19/11	780	$10,000

AllianzGI U.S. Equity Hedged
Class	Date	Shares	Amount
A	12/3/12	667	$10,000
C	12/3/12	667	10,000
D	12/3/12	666	10,000
P	12/3/12	667	10,000
Institutional	12/3/12	200,000	3,000,000
		202,667	$3,040,000

On March 1, 2013 AAM transferred all shares of beneficial interest held in the Funds to Allianz Fund Investments, Inc. (“AFI”), an indirect, wholly-owned subsidiary of Allianz SE.

The investment objective of each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050 and AllianzGI Retirement 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AllianzGI Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. AllianzGI Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. The investment objective of AllianzGI Global Growth Allocation is to seek after-inflation capital appreciation and, secondarily, current income. AllianzGI Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of AllianzGI Behavioral Advantage Large Cap, AllianzGI China Equity, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ International Small-Cap Value and AllianzGI NFJ International Value II is to seek long-term capital appreciation. AllianzGI High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of AllianzGI Short Duration High Income is to seek a high level of current income. The investment objective of AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Emerging Growth is to seek maximum long-term capital appreciation. AllianzGI NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. The investment objective of AllianzGI Redwood is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market. The investment objective of AllianzGI Multi-Asset Real Return is to seek long-term capital appreciation emphasizing inflation-adjusted returns. The investment objective of AllianzGI Structured Alpha is to seek to generate attractive risk-adjusted absolute returns through a complete market cycle. The investment objective of AllianzGI U.S. Equity Hedged is to seek capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments

Semiannual Report	| May 31, 2013	223

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask prices. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent

224	May 31, 2013 |	Semiannual Report

pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the period or six months ended May 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at May 31, 2013 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a), 7(b) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$23,818,238	—	—	$23,818,238

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$34,035,741	—	—	$34,035,741

Semiannual Report	| May 31, 2013	225

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$32,733,540	—	—	$32,733,540
Repurchase Agreements	—	$279,000	—	279,000
Totals	$32,733,540	$279,000	—	$33,012,540

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$39,628,175	—	—	$39,628,175
Repurchase Agreements	—	$267,000	—	267,000
Totals	$39,628,175	$267,000	—	$39,895,175

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$26,331,290	—	—	$26,331,290
Exchange-Traded Funds	256,600	—	—	256,600
Totals	$26,587,890	—	—	$26,587,890

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$24,278,320	—	—	$24,278,320
Exchange-Traded Funds	352,465	—	—	352,465
Repurchase Agreements	—	$125,000	—	125,000
Totals	$24,630,785	$125,000	—	$24,755,785

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$10,792,606	—	—	$10,792,606
Exchange-Traded Funds	154,276	—	—	154,276
Totals	$10,946,882	—	—	$10,946,882

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$11,328,000	—	—	$11,328,000
Exchange-Traded Funds	162,523	—	—	162,523
Totals	$11,490,523	—	—	$11,490,523

226	May 31, 2013 |	Semiannual Report

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$4,183,304	—	—	$4,183,304
Exchange-Traded Funds	59,855	—	—	59,855
Totals	$4,243,159	—	—	$4,243,159

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$30,870,371	—	—	$30,870,371
Repurchase Agreements	—	$297,000	—	297,000
Totals	$30,870,371	$297,000	—	$31,167,371

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$208,309,184	—	—	$208,309,184
Repurchase Agreements	—	$707,000	—	707,000
Totals	$208,309,184	$707,000	—	$209,016,184

AllianzGI Global Growth Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$8,349,611	—	—	$8,349,611
Exchange-Traded Funds	114,075	—	—	114,075
Totals	$8,463,686	—	—	$8,463,686

AllianzGI Behavioral Advantage Large Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$36,593,110	—	—	$36,593,110
Exchange-Traded Funds	81,620	—	—	81,620
Totals	$36,674,730	—	—	$36,674,730

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
China	—	$3,491,867	—	$3,491,867
Hong Kong	$98,594	308,399	—	406,993
Exchange-Traded Funds	126,734	—	—	126,734
Repurchase Agreements	—	107,000	—	107,000
Totals	$225,328	$3,907,266	—	$4,132,594

Semiannual Report	| May 31, 2013	227

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Convertible Bonds	—	$1,309,705,289	—	$1,309,705,289
Convertible Preferred Stock:
Advertising	—	8,181,140	—	8,181,140
Diversified Financial Services	$21,039,480	32,296,370	—	53,335,850
Oil & Gas	—	23,753,090	—	23,753,090
All Other	163,433,585	—	—	163,433,585
Common Stock	5,473,762	—	—	5,473,762
Repurchase Agreements	—	53,103,000	—	53,103,000
Totals	$189,946,827	$1,427,038,889	—	$1,616,985,716

AllianzGI Disciplined Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$51,530,898	—	—	$51,530,898
Repurchase Agreements	—	$1,246,000	—	1,246,000
Totals	$51,530,898	$1,246,000	—	$52,776,898

AllianzGI Dynamic Emerging Multi-Asset:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$2,351,602	—	—	$2,351,602
Corporate Bonds & Notes	—	$405,407	—	405,407
Short-Term Investments	—	2,605,934	—	2,605,934
	2,351,602	3,011,341	—	5,362,943
Other Financial Instruments* – Assets
Market Price	9,127	—	—	9,127
Other Financial Instruments* – Liabilities
Market Price	(186,315)	—	—	(186,315)
Totals	$2,174,414	$3,011,341	—	$5,185,755

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
China	—	$1,126,310	—	$1,126,310
France	—	51,376	—	51,376
Hong Kong	—	828,842	—	828,842
Israel	—	223,899	—	223,899
Japan	—	1,831,885	—	1,831,885
Singapore	—	438,167	—	438,167
Switzerland	—	261,963	—	261,963
United Kingdom	—	45,997	—	45,997
All Other	$10,821,357	—	—	10,821,357
Repurchase Agreements	—	486,000	—	486,000
Totals	$10,821,357	$5,294,439	—	$16,115,796

228	May 31, 2013 |	Semiannual Report

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
Austria	—	$7,173,805	—	$7,173,805
China	—	6,218,748	—	6,218,748
France	—	10,148,074	—	10,148,074
Hong Kong	—	1,893,805	$41,712	1,935,517
Israel	—	3,102,013	—	3,102,013
Japan	—	3,259,433	—	3,259,433
Netherlands	—	3,402,893	—	3,402,893
Sweden	—	5,778,503	—	5,778,503
Switzerland	$10,422,070	12,521,915	—	22,943,985
United Kingdom	9,077,463	21,765,947	—	30,843,410
All Other	65,700,575	—	—	65,700,575
Repurchase Agreements	—	12,013,000	—	12,013,000
	85,200,108	87,278,136	41,712	172,519,956
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(5,019)	—	(5,019)
Totals	$85,200,108	$87,273,117	$41,712	$172,514,937

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Corporate Bonds & Notes	—	$388,964,876	—	$388,964,876
Repurchase Agreements	—	5,520,000	—	5,520,000
Totals	—	$394,484,876	—	$394,484,876

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
Denmark	$1,110,081	$5,943,691	—	$7,053,772
Finland	1,663,270	—	—	1,663,270
France	2,582,105	—	—	2,582,105
Ireland	1,259,949	2,105,557	—	3,365,506
Philippines	888,020	1,586,869	—	2,474,889
Sweden	1,188,947	3,011,892	—	4,200,839
Thailand	—	—	$1,852,317	1,852,317
All Other	—	71,989,727	—	71,989,727
Repurchase Agreements	—	1,836,000	—	1,836,000
Totals	$8,692,372	$86,473,736	$1,852,317	$97,018,425

Semiannual Report	| May 31, 2013	229

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$34,704,966	—	—	$34,704,966
Warrants	996	—	—	996
Repurchase Agreements	—	$903,000	—	903,000
Totals	$34,705,962	$903,000	—	$35,608,962

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Mutual Funds	$2,153,665	—	—	$2,153,665
Common Stock:
Australia	—	$165,119	—	165,119
Austria	—	8,265	—	8,265
France	—	75,606	—	75,606
Hong Kong	—	249,653	—	249,653
Japan	—	177,799	—	177,799
Netherlands	—	6,686	—	6,686
Singapore	—	71,814	—	71,814
Switzerland	—	8,271	—	8,271
United Kingdom	—	66,879	—	66,879
All Other	950,715	—	—	950,715
U.S. Treasury Obligations	—	935,632	—	935,632
	3,104,380	1,765,724	—	4,870,104
Other Financial Instruments* – Assets
Market Price	1,630	—	—	1,630
Totals	$3,106,010	$1,765,724	—	$4,871,734

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
Brazil	$385,855	—	—	$385,855
Chile	42,690	—	—	42,690
China	48,780	$1,390,042	—	1,438,822
Czech Republic	42,235	—	—	42,235
India	45,314	—	—	45,314
Korea (Republic of)	85,635	705,785	—	791,420
Mexico	—	—	$39,031	39,031
Peru	38,285	—	—	38,285
Russian Federation	78,930	—	277,758	356,688
South Africa	118,960	164,713	—	283,673
Taiwan	38,949	389,073	—	428,022
Thailand	—	1,903	354,098	356,001
Turkey	155,667	121,436	—	277,103
All Other	—	988,743	—	988,743
Warrants	—	481,638	—	481,638
Preferred Stock	279,278	—	—	279,278
Repurchase Agreements	—	146,000	—	146,000
Totals	$1,360,578	$4,389,333	$670,887	$6,420,798

230	May 31, 2013 |	Semiannual Report

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
Australia	—	$1,230,785	—	$1,230,785
France	—	4,110,593	—	4,110,593
Germany	—	2,729,273	—	2,729,273
Hong Kong	—	2,411,515	—	2,411,515
Israel	—	1,299,058	—	1,299,058
Japan	—	4,078,512	—	4,078,512
Korea (Republic of)	—	4,160,122	—	4,160,122
Spain	—	1,379,966	—	1,379,966
Switzerland	—	2,747,957	—	2,747,957
United Kingdom	—	6,958,807	—	6,958,807
All Other	$37,373,165	—	—	37,373,165
Repurchase Agreements	—	317,000	—	317,000
Totals	$37,373,165	$31,423,588	—	$68,796,753

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
Australia	$70,925	$387,958	—	$458,883
Brazil	77,592	—	—	77,592
Canada	829,707	—	—	829,707
China	87,138	354,893	—	442,031
France	70,056	349,155	—	419,211
Greece	90,774	—	—	90,774
Israel	60,312	—	—	60,312
Japan	90,671	1,316,295	—	1,406,966
Luxembourg	65,240	—	—	65,240
New Zealand	33,524	71,362	—	104,886
Norway	62,468	121,715	—	184,183
Panama	71,083	—	—	71,083
Russian Federation	63,282	—	—	63,282
South Africa	22,739	—	—	22,739
Switzerland	57,914	121,241	—	179,155
United Kingdom	261,326	1,340,228	—	1,601,554
United States	69,420	—	—	69,420
All Other	—	1,702,674	—	1,702,674
Preferred Stock:
Brazil	73,817	—	—	73,817
Germany	65,962	60,771	—	126,733
Repurchase Agreements	—	204,000	—	204,000
Totals	$2,223,950	$6,030,292	—	$8,254,242

Semiannual Report	| May 31, 2013	231

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock:
Australia	$18,106	$37,270	—	$55,376
Brazil	83,232	—	—	83,232
Canada	301,059	—	—	301,059
India	64,030	—	—	64,030
Israel	86,018	—	—	86,018
Japan	35,831	625,218	—	661,049
Korea (Republic of)	88,893	—	—	88,893
Russian Federation	60,868	—	—	60,868
South Africa	68,982	—	—	68,982
Taiwan	33,999	—	—	33,999
Turkey	39,187	—	—	39,187
United States	24,068	—	—	24,068
All Other	—	2,210,873	—	2,210,873
Totals	$904,273	$2,873,361	—	$3,777,634

AllianzGI Redwood:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$6,584,908	$—	—	$6,584,908
Repurchase Agreements	—	2,531,000	—	2,531,000
	6,584,908	2,531,000	—	9,115,908
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(1,618,440)	—	—	(1,618,440)
Totals	$4,966,468	$2,531,000	—	$7,497,468

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Corporate Bonds & Notes	—	$367,740,604	—	$367,740,604
Senior Loans	—	45,042,314	—	45,042,314
Convertible Bonds	—	8,107,375	—	8,107,375
Repurchase Agreements	—	32,236,000	—	32,236,000
Totals	—	$453,126,293	—	$453,126,293

AllianzGI Structured Alpha:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Short-Term Investments	—	$8,126,536	—	$8,126,536
Options Purchased:
Market Price	$77,153	$129,386	—	206,539
	77,153	8,255,922	—	8,333,075

232	May 31, 2013 |	Semiannual Report

AllianzGI Structured Alpha:
Investment in Securities – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Options Written, at value:
Market Price	$(162,123)	$(123,180)	—	$(285,303)
Totals	$(84,970)	$8,132,742	—	$8,047,772

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$41,157,664	—	—	$41,157,664
Warrants	196	—	—	196
Repurchase Agreements	—	$1,471,000	—	1,471,000
Totals	$41,157,860	$1,471,000	—	$42,628,860

AllianzGI U.S. Emerging Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$29,388,451	—	—	$29,388,451
Warrants	211	—	—	211
Totals	$29,388,662	—	—	$29,388,662

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/13
Common Stock	$3,828,593	—	—	$3,828,593
Repurchase Agreements	—	$433,000	—	433,000
Options Purchased:
Market Price	34,075	—	—	34,075
	3,862,668	433,000	—	4,295,668
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(8,510)	—	—	(8,510)
Totals	$3,854,158	$433,000	—	$4,287,158

At May 31, 2013, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI China Equity	—		$26,151	(b)
AllianzGI Global Water	—		9,077,463	(b)
AllianzGI Global Managed Volatility	$129,427	(a)	—
AllianzGI International Small-Cap	1,745,619	(a)	2,932,626	(b)
AllianzGI NFJ International Small-Cap Value	446,199	(a)	324,955	(b)
AllianzGI NFJ International Value II	69,413	(a)	18,106	(b)

(a)	This change was the result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2012, which was applied on May 31, 2013.
(b)	This change was the result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at November 30, 2012, which was not applied on May 31, 2013.

Semiannual Report	| May 31, 2013	233

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or six months ended May 31, 2013, was as follows:

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/13
Rights:
China	$2,245	—	$(1,489)	—	$1,489	$(2,245)	—	—	—

AllianzGI Global Water:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/13
Common Stock:
Hong Kong	$41,780	—	—	—	—	$(68)	—	—	$41,712

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/13
Common Stock:
Thailand	$1,304,215	$935,748	$(818,358)	—	$198,317	$232,395	—	—	$1,852,317

AllianzGI Micro Cap:
Investments in Securities – Assets	Beginning Balance 11/30/12		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 5/31/13
Warrants	—	†	—	—	—	—	$996	—	$(996)	—

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 12/18/12**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/13
Common Stock:
Mexico	—	$39,594	—	—	—	$(563)	—	—	$39,031
Russian Federation	—	310,116	—	—	—	(32,358)	—	—	277,758
Thailand	—	354,105	—	—	—	(7)	—	—	354,098
Totals	—	$703,815	—	—	—	$(32,928)	—	—	$670,887

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Beginning Balance 11/30/12		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 5/31/13
Warrants	—	†	—	—	—	—	$196	—	$(196)	—

AllianzGI U.S. Emerging Growth:
Investments in Securities – Assets	Beginning Balance 11/30/12		Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 5/31/13
Warrants	—	†	—	—	—	—	$211	—	$(211)	—

234	May 31, 2013 |	Semiannual Report

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2013:

AllianzGI Global Water:
Investments in Securities – Assets	Ending Balance at 5/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$41,712	Discount of Publicly Traded Quote	Discount Applied to Last Exchange Price	HKD 0.343 (75% Discount)

AllianzGI International Small-Cap:
Investments in Securities – Assets	Ending Balance at 5/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,852,317	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 10.65-23.31

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 5/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$39,031	Indicative Bid	Ask Price	MXN	66.50
	277,758	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$	3.09-$58.81
	354,098	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	4.01-324.50

†	Security fair-valued at $0.
*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of operations.
***	Transferred out of Level 3 into Level 1 due to the availability of a quoted price in an active market.

HKD—Hong Kong Dollar

MXN—Mexican Peso

THB—Thai Baht

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Global Water, AllianzGI International Small-Cap and AllianzGI NFJ Emerging Markets Value held at May 31, 2013 was $(68), $326,224 and $(32,928) respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold

Semiannual Report	| May 31, 2013	235

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at May 31, 2013. The federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. For the period or six months ended May 31, 2013 foreign taxes withheld were: AllianzGI Behavioral Advantage Large Cap—$423, AllianzGI China Equity—$581, AllianzGI Global Managed Volatility—$11,649, AllianzGI Global Water—$235,602, AllianzGI International Small-Cap—$113,677, AllianzGI Micro Cap—$361, AllianzGI Multi-Asset Real Return—$1,517, AllianzGI NFJ Emerging Markets Value—$12,864, AllianzGI NFJ Global Dividend Value—$94,117, AllianzGI NFJ International Small-Cap Value—$12,021, AllianzGI NFJ International Value II—$7,525, AllianzGI Redwood—$357 and AllianzGI U.S. Equity Hedged—$19.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying

236	May 31, 2013 |	Semiannual Report

securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(l) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(n) Custody Credits on Cash Balances.  The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Semiannual Report	| May 31, 2013	237

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively, the “Target Date Funds”) and AllianzGI Global Allocation and AllianzGI Global Growth Allocation intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”) and AllianzGI Dynamic Emerging Multi-Asset and AllianzGI Multi-Asset Real Return may invest their assets significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of

238	May 31, 2013 |	Semiannual Report

any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Effective January 1, 2013, each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Dynamic Emerging Multi-Asset and AllianzGI Multi-Asset Real Return became subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, the Sub-Adviser, AGI U.S., has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. The CFTC has proposed amendments to its rules which, upon their compliance dates, may subject AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement Income, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Multi-Asset Real Return and the Investment Manager to additional disclosure, reporting and recordkeeping rules, and compliance.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a

Semiannual Report	| May 31, 2013	239

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives instruments categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at May 31, 2013:

AllianzGI Dynamic Emerging Multi-Asset:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$190,358
Liability derivatives:
Payable for variation margin on futures contracts*	$(176,712)

*	Included in net unrealized depreciation of $(177,188) on futures contracts as reported in Note 7(b).

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(5,019)

AllianzGI Multi-Asset Real Return:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$19,655

*	Included in net unrealized appreciation of $1,630 on futures contracts as reported in Note 7(b).

AllianzGI Redwood:
Location	Market Price
Liability derivatives:
Options written, at value	$(1,618,440)

AllianzGI Structured Alpha:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$206,539
Liability derivatives:
Options written, at value	$(285,303)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$34,075
Liability derivatives:
Options written, at value	$(8,510)

The effect of derivatives on the Statements of Operations for the period or six months ended May 31, 2013:

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$2

AllianzGI Dynamic Emerging Multi-Asset:
Location	Market Price
Net realized loss on:
Futures contracts	$(8,950)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(177,188)

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(21,706)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(3,921)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(3,720)

240	May 31, 2013 |	Semiannual Report

AllianzGI Multi-Asset Real Return:
Location	Market Price
Net realized gain on:
Futures contracts	$2,550
Net change in unrealized appreciation/depreciation of:
Futures contracts	$1,630

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(83)

AllianzGI Redwood:
Location	Market Price
Net realized loss on:
Options written	$(202,696)
Net change in unrealized appreciation/depreciation of:
Options written	$(682,659)

AllianzGI Structured Alpha:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(189,043)
Options written	316,907
Total net realized gain	$127,864
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$47,017
Options written	(20,084)
Total net change in unrealized appreciation/depreciation	$26,933

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(42,580)
Options written	(41,098)
Total net realized loss	$(83,678)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(102,203)
Options written	(31)
Total net change in unrealized appreciation/depreciation	$(102,234)

The average volume (measured at each fiscal quarter-end) of derivative activity during the period or six months ended May 31, 2013:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)	Futures Contracts(1)
			Purchased	Sold	Long	Short
AllianzGI Dynamic Emerging Multi-Asset	—	—	—	—	73	15
AllianzGI Global Water	—	—	$94,047	$191,886	—	—
AllianzGI Multi-Asset Real Return	—	—	—	—	—	4
AllianzGI Redwood	—	2,489	—	—	—	—
AllianzGI Structured Alpha	626	959	—	—	—	—
AllianzGI U.S. Equity Hedged	22	22	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

5.	INVESTMENT MANAGER/ADMINISTRATOR/SUB-ADVISER/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

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Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A, C, D and R	Class P and Administrative	Class R6 and Institutional
	Management Fee	Effective Management Fee	Administration Fee
AllianzGI Retirement 2015	0.05%	0.05%	0.30%	0.15%	0.05	%*
AllianzGI Retirement 2020	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2025	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2030	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2035	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2040	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2045	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2050	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement 2055	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Retirement Income	0.05	0.05	0.30	0.15	0.05	*
AllianzGI Global Allocation	0.85	0.15	N/A	N/A	N/A
AllianzGI Global Growth Allocation	0.85	0.15	N/A	N/A	N/A
AllianzGI Behavioral Advantage Large Cap	0.40	0.40	N/A	N/A	N/A
AllianzGI China Equity	1.10	1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57	0.57	N/A	N/A	N/A
AllianzGI Disciplined Equity	0.60	0.60	N/A	N/A	N/A
AllianzGI Dynamic Emerging Multi-Asset	0.90	0.90	N/A	N/A	N/A
AllianzGI Global Managed Volatility	0.40	0.40	N/A	N/A	N/A
AllianzGI Global Water	0.95	0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48	0.48	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25	1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75	0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	1.00	1.00	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80	0.80	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.95	0.95	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80	0.80	N/A	N/A	N/A
AllianzGI Redwood	1.00	1.00	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48	0.48	N/A	N/A	N/A
AllianzGI Structured Alpha	1.25	1.25	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50	1.50	N/A	N/A	N/A
AllianzGI U.S. Emerging Growth	0.90	0.90	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70	0.70	N/A	N/A	N/A

*	Administration Fee rate effective April 1, 2013. Effective April 1, 2013, Institutional Class shares of the Target Date Funds were reclassified as Class R6 shares. The Administration Fee rate paid by this share class prior to April 1, 2013 was 0.10%.

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Sub-Adviser(s)	Funds
AGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Managed Volatility, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Redwood, AllianzGI Short Duration High Income, AllianzGI Structured Alpha, AllianzGI Ultra Micro Cap, AllianzGI U.S. Emerging Growth, AllianzGI U.S. Equity Hedged

242	May 31, 2013 |	Semiannual Report

Sub-Adviser(s)	Funds
Fuller & Thaler	AllianzGI Behavioral Advantage Large Cap
NFJ	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap, AllianzGI NFJ International Value II

Distribution and Servicing Fees.    Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended May 31, 2013, the Distributor received $150,508, representing commissions (sales charges) and CDSC.

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P		Class R6		Institutional Class	Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%		0.57%		N/A	0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69		0.59		N/A	0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71		0.61		N/A	0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73		0.63	*	N/A	0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76		0.66	*	N/A	1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79		0.69	*	N/A	1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		0.70	*	N/A	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	*	0.70	*	N/A	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	*	0.70	*	N/A	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65		0.55	*	N/A	0.90
AllianzGI Global Allocation(3)	0.70%	0.40	1.11%	1.13	0.35	0.56	0.16		N/A		0.16%	0.41
AllianzGI Global Growth Allocation(3)	0.70	0.40	N/A	1.18	0.40	0.63	0.23		N/A		0.13	0.38
AllianzGI Behavioral Advantage Large Cap(4)	N/A	0.83	N/A	1.57	0.81	N/A	0.65		N/A		0.55	N/A
AllianzGI China Equity(4)	N/A	1.73	N/A	2.56	1.77	N/A	1.51		N/A		1.45	N/A
AllianzGI Convertible(4)	N/A	N/A	N/A	N/A	N/A	N/A	0.80		N/A		N/A	N/A
AllianzGI Disciplined Equity(4)	N/A	0.95	N/A	1.70	0.95	N/A	0.79		N/A		0.70	N/A
AllianzGI Dynamic Emerging Multi-Asset(6)	N/A	1.45	N/A	2.20	1.45	N/A	1.30		N/A		1.20	N/A
AllianzGI Global Managed Volatility(4)	N/A	0.95	N/A	1.63	0.88	N/A	0.70		N/A		0.60	N/A
AllianzGI Global Water(4)	N/A	1.57	N/A	2.33	1.60	N/A	1.40		N/A		1.30	N/A
AllianzGI High Yield Bond(4)	N/A	N/A	N/A	N/A	1.00	1.15	N/A		N/A		N/A	0.90
AllianzGI International Small-Cap(4)	N/A	1.45	N/A	2.20	1.45	1.70	1.30		N/A		1.21	1.45
AllianzGI Micro Cap(4)	N/A	1.80	N/A	N/A	N/A	N/A	1.63		N/A		1.54	N/A
AllianzGI Multi-Asset Real Return(6)	N/A	0.85	N/A	1.60	0.85	N/A	0.70		N/A		0.60	N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	1.55	N/A	2.30	1.55	N/A	1.40		N/A		1.30	N/A

Semiannual Report	| May 31, 2013	243

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

		Expense Limitation
	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Class R6	Institutional Class	Administrative Class
AllianzGI NFJ Global Dividend Value(4)	N/A	1.20%	N/A	1.99%	1.30%	N/A	1.04%	N/A	0.95%	N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	N/A	1.20	N/A
AllianzGI NFJ International Value II(4)	N/A	1.20	N/A	1.95	1.20	N/A	1.05	N/A	0.95	N/A
AllianzGI Redwood(4)	N/A	1.60	N/A	2.50	1.75	N/A	1.50	N/A	1.40	N/A
AllianzGI Short Duration High Income(4)	N/A	0.85	N/A	1.10	0.85	N/A	0.70	N/A	0.61	N/A
AllianzGI Structured Alpha(5)	N/A	1.90	N/A	2.65	1.90	N/A	1.75	N/A	1.65	N/A
AllianzGI Ultra Micro Cap(4)	N/A	2.17	N/A	N/A	N/A	N/A	2.00	N/A	2.00	N/A
AllianzGI U.S. Emerging Growth(4)	N/A	1.50	N/A	2.21	1.42	1.67	1.25	N/A	1.16	N/A
AllianzGI U.S. Equity Hedged(5)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	N/A	1.00	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	Effective April 1, 2013, the Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(4)	Effective April 1, 2013, the Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(5)	The Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(6)	The Investment Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
*	As a result of reimbursing expenses inclusive of Acquired Fund Fees and Expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement is accounted for as Contribution from Investment Manager on the Statements of Operations.

The following represents the amounts waived/reimbursed by the Investment Manager based on expense limitation agreements. The Investment Manager may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

	Expenses Waived/Reimbursed through Year Ended November 30,
	2010	2011	2012	Total
AllianzGI Retirement 2015	$245,565	$115,844	$18,532	$379,941
AllianzGI Retirement 2020	237,557	111,506	14,067	363,130
AllianzGI Retirement 2025	—	—	7,439	7,439
AllianzGI Retirement 2030	232,525	114,098	30,870	377,493
AllianzGI Retirement 2035	—	—	10,573	10,573
AllianzGI Retirement 2040	236,918	117,868	20,733	375,519
AllianzGI Retirement 2045	—	—	9,262	9,262
AllianzGI Retirement 2050	223,990	114,967	19,237	358,194
AllianzGI Retirement 2055	—	—	8,988	8,988
AllianzGI Retirement Income	237,529	113,571	35,421	386,521

244	May 31, 2013 |	Semiannual Report

	Expenses Waived/Reimbursed through Year Ended November 30,
	2010	2011	2012	Total
AllianzGI Global Allocation	$463,814	$467,765	$529,000	$1,460,579
AllianzGI Global Growth Allocation	211,967	207,323	211,891	631,181
AllianzGI Behavioral Advantage Large Cap	—	132,104	235,009	367,113
AllianzGI China Equity	190,240	211,250	217,554	619,044
AllianzGI Convertible	57,322	20,603	24,375	102,300
AllianzGI Disciplined Equity	163,381	126,115	170,173	459,669
AllianzGI Global Managed Volatility	—	—	286,597	286,597
AllianzGI Global Water	22,481	14,679	75,188	112,348
AllianzGI High Yield Bond	222,688	146,759	48,062	417,509
AllianzGI International Small-Cap	463,717	210,863	266,627	941,207
AllianzGI Micro Cap	44,624	64,375	131,890	240,889
AllianzGI NFJ Global Dividend Value	212,714	162,039	171,065	545,818
AllianzGI NFJ International Small-Cap Value	—	—	175,822	175,822
AllianzGI NFJ International Value II	—	—	302,633	302,633
AllianzGI Redwood	—	224,180	200,389	424,569
AllianzGI Short Duration High Income	—	71,503	173,560	245,063
AllianzGI Ultra Micro Cap	88,765	99,239	143,704	331,708
AllianzGI U.S. Emerging Growth	94,010	177,572	197,501	469,083

7.	INVESTMENTS IN SECURITIES

For the period or six months ended May 31, 2013, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2015	$13,794,851	$7,606,598
AllianzGI Retirement 2020	26,977,988	8,555,076
AllianzGI Retirement 2025	27,199,480	5,326,877
AllianzGI Retirement 2030	20,132,601	8,176,646
AllianzGI Retirement 2035	19,035,905	3,074,658
AllianzGI Retirement 2040	13,854,383	3,333,744
AllianzGI Retirement 2045	6,529,660	1,700,254
AllianzGI Retirement 2050	4,215,119	2,386,189
AllianzGI Retirement 2055	1,121,565	731,437
AllianzGI Retirement Income	12,147,748	10,645,433
AllianzGI Global Allocation	43,171,194	51,772,255
AllianzGI Global Growth Allocation	4,861,241	4,254,692
AllianzGI Global Managed Volatility	7,335,663	6,928,257
AllianzGI Behavioral Advantage Large Cap	22,026,118	6,232,497
AllianzGI China Equity	706,603	829,552
AllianzGI Convertible	908,516,625	491,246,088
AllianzGI Disciplined Equity	9,109,670	8,172,574
AllianzGI Dynamic Emerging Multi-Asset	2,850,000	434,146
AllianzGI Global Water	60,379,072	18,477,916
AllianzGI High Yield Bond	237,931,612	191,701,200
AllianzGI International Small-Cap	54,165,818	91,736,446

	Purchases	Sales
AllianzGI Micro Cap	$10,469,984	$8,795,922
AllianzGI Multi-Asset Real Return	4,374,530	519,873
AllianzGI NFJ Emerging Markets Value	7,834,838	1,624,629
AllianzGI NFJ Global Dividend Value	20,765,310	10,304,817
AllianzGI NFJ International Small-Cap Value	4,276,061	1,405,787
AllianzGI NFJ International Value II	459,734	1,354,261
AllianzGI Redwood	2,188,462	5,095,006
AllianzGI Short Duration High Income	339,007,986	113,247,410
AllianzGI Structured Alpha	152,034	161,862
AllianzGI Ultra Micro Cap	30,479,612	10,904,838
AllianzGI U.S. Emerging Growth	11,279,450	8,270,306
AllianzGI U.S. Equity Hedged	3,529,077	163,288

Purchases and sales in U.S. government obligations for AllianzGI Multi-Asset Real Return were $1,204,042 and $212,487, respectively.

(a) Transactions in options written for the period or six months ended May 31, 2013:

	AllianzGI Redwood:
	Contracts	Premiums
Options outstanding, November 30, 2012	2,802	$2,119,873
Options written	2,762	1,823,744
Options terminated in closing transactions	(2,505)	(1,825,368)
Options exercised	(980)	(649,246)
Options outstanding, May 31, 2013	2,079	$1,469,003

Semiannual Report	| May 31, 2013	245

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Structured Alpha:
	Contracts	Premiums
Options outstanding, December 3, 2012†	—	—
Options written	3,985	$966,783
Options terminated in closing transactions	(509)	(116,118)
Options expired	(2,079)	(561,842)
Options exercised	(86)	(23,604)
Options outstanding, May 31, 2013	1,311	$265,219

†	Commencement of operations

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, December 3, 2012†	—	—
Options written	139	$64,760
Options terminated in closing transactions	(62)	(33,873)
Options expired	(54)	(22,408)
Options outstanding, May 31, 2013	23	$8,479

†	Commencement of operations

(b) Futures contracts outstanding at May 31, 2013:

AllianzGI Dynamic Emerging Multi-Asset:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: BIST 30 Index	17	$96	6/28/13	$1,480
BOVESPA Index	2	107	6/12/13	(1,648)
Hang Seng China Enterprises Index	1	67	6/27/13	(799)
KOSPI 200 Index	1	116	6/13/13	(2,257)
Mini MSCI Emerging Markets Index	59	2,917	6/21/13	(178,756)
Short: FTSE/JSE Top 40 Index	(2)	(75)	6/20/13	(2,855)
Mexican Bolsa IPC Index	(3)	(98)	6/21/13	6,172
MSCI Taiwan Index	(4)	(118)	6/27/13	720
S&P CNX Nifty Index	(9)	(108)	6/27/13	755
				$(177,188)

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Short: Dow Jones U.S. Real Estate Index	(7)	$(186)	6/21/13	$1,630

(c) Forward foreign currency contracts outstanding at May 31, 2013:

AllianzGI Global Water:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2013	Unrealized Depreciation
Purchased:
593,542 Brazil Real settling 6/3/13	State Street Bank and Trust Co.	$282,142	$277,123	$(5,019)

Glossary:

BIST—Borsa Istanbul

BOVESPA—Sao Paulo Stock Exchange

CNX—National Stock Exchange of India

FTSE—Financial Times Stock Exchange

JSE—Johannesburg Stock Exchange Limited

KOSPI—Korea Composite Stock Price Index

MSCI—Morgan Stanley Capital International

246	May 31, 2013 |	Semiannual Report

8.	INCOME TAX INFORMATION

At May 31, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015	$22,102,101	$747,772	$31,635	$716,137
AllianzGI Retirement 2020	33,559,976	855,588	379,823	475,765
AllianzGI Retirement 2025	33,071,281	623,093	681,834	(58,741)
AllianzGI Retirement 2030	38,816,693	1,457,056	378,574	1,078,482
AllianzGI Retirement 2035	26,112,730	785,265	310,105	475,160
AllianzGI Retirement 2040	23,425,215	1,518,817	188,247	1,330,570
AllianzGI Retirement 2045	10,341,945	680,307	75,370	604,937
AllianzGI Retirement 2050	10,304,767	1,262,751	76,995	1,185,756
AllianzGI Retirement 2055	3,782,225	488,390	27,456	460,934
AllianzGI Retirement Income	30,031,450	1,184,626	48,705	1,135,921
AllianzGI Global Allocation	182,144,900	27,716,281	844,997	26,871,284
AllianzGI Global Growth Allocation	7,212,971	1,254,042	3,327	1,250,715
AllianzGI Behavioral Advantage Large Cap	32,075,177	4,727,349	127,796	4,599,553
AllianzGI China Equity	4,029,006	446,510	342,922	103,588
AllianzGI Convertible	1,391,033,920	227,677,509	1,725,713	225,951,796
AllianzGI Disciplined Equity	43,627,630	9,681,353	532,085	9,149,268
AllianzGI Dynamic Emerging Multi-Asset	5,480,148	—	117,205	(117,205)
AllianzGI Global Managed Volatility	15,176,581	1,288,405	349,190	939,215
AllianzGI Global Water	153,007,935	21,467,412	1,955,391	19,512,021
AllianzGI High Yield Bond	376,999,397	19,737,924	2,252,445	17,485,479
AllianzGI International Small-Cap	79,209,761	18,969,468	1,160,804	17,808,664
AllianzGI Micro Cap	24,861,093	11,078,542	330,673	10,747,869
AllianzGI Multi-Asset Real Return	4,886,487	111,437	127,820	(16,383)
AllianzGI NFJ Emerging Markets Value	6,395,750	326,700	301,652	25,048
AllianzGI NFJ Global Dividend Value	64,570,474	7,668,225	3,441,946	4,226,279
AllianzGI NFJ International Small-Cap Value	7,441,156	1,017,991	204,905	813,086
AllianzGI NFJ International Value II	3,333,636	565,539	121,541	443,998
AllianzGI Redwood	8,251,387	1,082,105	217,584	864,521
AllianzGI Short Duration High Income	452,255,478	2,798,298	1,927,483	870,815
AllianzGI Structured Alpha	8,285,801	86,300	39,026	47,274
AllianzGI Ultra Micro Cap	33,096,070	9,834,610	301,820	9,532,790
AllianzGI U.S. Emerging Growth	21,786,997	7,701,103	99,438	7,601,665
AllianzGI U.S. Equity Hedged	3,939,520	495,949	139,801	356,148

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Semiannual Report	| May 31, 2013	247

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015				AllianzGI Retirement 2020
	Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	263,448	$5,131,451	52,210	$983,604	554,681	$10,577,207	42,059	$794,384
Class C	4,760	90,997	26,098	485,033	10,564	202,371	9,416	170,341
Class D	5,176	100,137	60,969	1,170,564	947	18,112	10,258	188,707
Class R	1,091	21,222	28,200	549,028	4,077	77,597	48,210	922,209
Class P	64,602	1,267,987	293,349	5,736,466	276,685	5,294,013	309,702	5,956,849
Class R6	43,001	842,809	115,056	2,214,339	44,829	861,537	111,098	2,114,844
Administrative Class	222,719	4,386,649	—	—	411,395	7,997,697	—	—

Issued in reinvestment of dividends and distributions:
Class A	7,679	146,212	4,991	88,833	12,596	235,543	1,503	26,129
Class C	1,957	36,887	6,593	115,904	189	3,542	2,937	50,493
Class D	1,909	36,338	818	14,582	356	6,689	459	7,997
Class R	692	13,152	43	770	1,325	24,783	58	1,021
Class P	5,757	110,299	47	841	7,176	135,272	168	2,938
Class R6	11,467	219,816	20,135	360,020	10,185	192,188	23,292	407,373
Administrative Class	21	397	46	814	189	3,546	61	1,068

Cost of shares redeemed:
Class A	(100,841)	(1,963,695)	(48,067)	(900,420)	(132,829)	(2,535,603)	(10,746)	(200,147)
Class C	(26,581)	(509,570)	(52,365)	(964,987)	(701)	(13,380)	(29,066)	(535,060)
Class D	(60,386)	(1,164,215)	(8,965)	(168,667)	(2,209)	(42,269)	(2,985)	(54,936)
Class R	(8,389)	(164,820)	(4,941)	(95,428)	(4)	(80)	—	—
Class P	(30,645)	(596,442)	(98,557)	(1,922,855)	(115,403)	(2,223,814)	(36,346)	(697,105)
Class R6	(58,033)	(1,143,622)	(26,134)	(492,826)	(63,561)	(1,229,246)	(7,426)	(138,449)
Administrative Class	(18,797)	(367,341)	—	—	(37,870)	(730,660)	—	—
Net increase resulting from Fund share transactions	330,607	$6,494,648	369,526	$7,175,615	982,617	$18,855,045	472,652	$9,018,656

**	Commencement of operations.

248	May 31, 2013 |	Semiannual Report

AllianzGI Retirement 2025				AllianzGI Retirement 2030
Six Months ended May 31, 2013 (unaudited)		Period from December 19, 2011** through November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

789,724	$13,083,771	19,499	$322,887	383,360	$7,580,920	535,486	$10,521,899
—	—	—	—	11,648	230,194	5,776	110,521
—	—	—	—	8,157	163,989	6,680	129,765
13,539	223,918	100,349	1,664,628	18,457	366,944	64,558	1,284,337
115,027	1,926,502	284,836	4,742,028	207,353	4,128,768	293,307	5,899,283
23,133	386,525	122,988	2,005,560	83,522	1,680,745	151,622	2,978,216
621,778	10,518,403	—	—	443,737	9,066,715	—	—

15,455	251,148	6	96	12,297	237,954	2,371	42,635
—	—	—	—	601	11,578	3,220	57,499
—	—	—	—	547	10,646	1,883	33,951
1,444	23,423	6	95	1,569	30,446	74	1,334
6,282	102,392	6	97	7,896	154,447	101	1,826
7,158	116,743	1,938	29,182	14,436	282,670	31,190	565,487
16	261	6	96	23	453	76	1,384

(78,850)	(1,308,649)	—	—	(461,708)	(9,148,324)	(21,160)	(409,358)
—	—	—	—	(3,579)	(70,288)	(11,587)	(220,202)
—	—	—	—	(7,361)	(147,554)	(1,413)	(27,113)
(42,994)	(714,926)	(23,545)	(389,169)	(14,015)	(284,243)	(9,782)	(192,903)
(69,688)	(1,169,072)	(53,172)	(880,856)	(51,922)	(1,046,242)	(39,471)	(784,020)
(65,161)	(1,089,319)	(2,719)	(45,033)	(36,302)	(735,887)	(15,595)	(300,204)
(6,829)	(115,968)	—	—	(2,551)	(52,286)	—	—
1,330,034	$22,235,152	450,198	$7,449,611	616,165	$12,461,645	997,336	$19,694,337

Semiannual Report	| May 31, 2013	249

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Retirement 2035				AllianzGI Retirement 2040
	Six Months ended May 31, 2013 (unaudited)		Period from December 19, 2011** through November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	309,968	$5,243,097	5,452	$92,566	224,696	$4,430,298	91,090	$1,780,970
Class C	—	—	—	—	3,132	62,469	5,188	101,131
Class D	—	—	—	—	2,449	49,329	7,904	147,945
Class R	4,403	75,511	52,212	885,286	8,816	177,432	57,331	1,129,675
Class P	82,897	1,439,289	263,986	4,512,788	113,316	2,255,729	129,893	2,604,412
Class R6	16,606	287,175	102,582	1,737,925	54,419	1,099,775	113,581	2,211,077
Administrative Class	581,201	10,203,111	10	165	243,239	4,999,570	—	—

Issued in reinvestment of dividends and distributions:
Class A	6,733	111,774	8	116	5,552	107,202	1,023	18,264
Class C	—	—	—	—	258	4,970	566	10,081
Class D	—	—	—	—	298	5,755	1,261	22,454
Class R	1,370	22,695	7	115	1,194	22,978	99	1,761
Class P	6,932	115,414	8	117	3,580	69,519	103	1,847
Class R6	8,622	143,645	2,324	35,326	11,816	229,698	36,478	652,814
Administrative Class	17	297	8	117	36	705	102	1,814

Cost of shares redeemed:
Class A	(27,143)	(472,003)	—	—	(84,102)	(1,663,641)	(2,345)	(44,570)
Class C	—	—	—	—	(102)	(2,073)	(57)	(1,136)
Class D	—	—	—	—	(4,254)	(85,320)	(5,946)	(115,837)
Class R	(5,106)	(87,391)	—	—	(878)	(17,640)	(14,993)	(293,261)
Class P	(17,362)	(298,110)	(23,985)	(405,929)	(24,074)	(490,898)	(12,542)	(245,008)
Class R6	(10,378)	(177,198)	(3,029)	(50,867)	(14,011)	(285,047)	(19,134)	(368,356)
Administrative Class	(19,583)	(343,581)	—	—	(5,689)	(117,475)	—	—
Net increase resulting from Fund share transactions	939,177	$16,263,725	399,583	$6,807,725	539,691	$10,853,335	389,602	$7,616,077

**	Commencement of operations.

250	May 31, 2013 |	Semiannual Report

AllianzGI Retirement 2045				AllianzGI Retirement 2050
Six Months ended May 31, 2013 (unaudited)		Period from December 19, 2011** through November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

166,489	$2,838,454	2,877	$46,824	19,363	$379,900	73,849	$1,433,418
—	—	—	—	251	4,974	9,809	183,673
—	—	—	—	1,452	29,244	4,767	88,925
2,168	37,458	22,789	388,873	5,535	109,330	17,496	343,121
48,777	855,248	102,450	1,769,959	28,517	573,483	38,703	772,368
6,839	119,679	16,701	283,073	62,817	1,255,525	70,281	1,344,627
76,313	1,349,648	49	800	35,947	736,179	—	—

4,451	73,979	9	145	977	18,588	742	13,087
—	—	—	—	78	1,481	330	5,804
—	—	—	—	346	6,589	1,370	24,223
554	9,183	9	144	657	12,493	119	2,106
3,124	52,068	10	146	1,411	27,033	110	1,957
7,232	120,622	2,878	43,892	12,048	230,968	37,392	664,241
22	371	9	145	30	569	108	1,924

(4,365)	(76,606)	—	—	(53,414)	(1,040,517)	(7,725)	(148,446)
—	—	—	—	—	—	(9,438)	(178,260)
—	—	—	—	(1,269)	(24,873)	(5,115)	(97,681)
(1,683)	(29,207)	(6,170)	(103,365)	(270)	(5,420)	(4)	(82)
(15,264)	(261,897)	(10,285)	(174,692)	(5,664)	(113,079)	(804)	(15,836)
(581)	(10,089)	(930)	(15,640)	(9,029)	(183,107)	(34,239)	(653,349)
(2,041)	(35,941)	—	—	(800)	(16,510)	—	—
292,035	$5,042,970	130,396	$2,240,304	98,983	$2,002,850	197,751	$3,785,820

Semiannual Report	| May 31, 2013	251

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Retirement 2055				AllianzGI Retirement Income
	Six Months ended May 31, 2013 (unaudited)		Period from December 19, 2011** through November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,618	$61,084	— *	$5	56,506	$1,084,647	104,477	$1,943,555
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	21,437	406,051	142,319	2,594,798
Class D	—	—	—	—	29,089	559,170	75,722	1,405,815
Class R	796	13,646	1,702	29,037	784	15,457	12,896	253,995
Class P	3,096	53,598	2,890	50,048	158,509	3,044,651	254,187	4,933,933
Institutional Class	—	—	—	—	—	—	—	—
Class R6	9,994	171,302	2,531	42,964	57,700	1,094,921	337,609	6,323,203
Administrative Class	3,657	64,123	—	—	117,895	2,299,625	—	—

Issued in reinvestment of dividends and distributions:
Class A	76	1,248	10	147	8,197	155,196	11,016	199,771
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	8,955	167,903	13,593	243,808
Class D	—	—	—	—	2,476	47,112	1,726	31,775
Class R	123	2,003	10	146	169	3,307	36	676
Class P	197	3,227	9	148	8,845	169,666	1,143	22,009
Institutional Class	—	—	—	—	—	—	—	—
Class R6	11,179	183,101	2,905	44,398	17,609	331,140	14,117	255,459
Administrative Class	35	578	9	147	100	1,911	33	602

Cost of shares redeemed:
Class A	(183)	(3,126)	—	—	(58,329)	(1,116,637)	(103,039)	(1,915,362)
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	(96,437)	(1,830,037)	(112,566)	(2,069,627)
Class D	—	—	—	—	(16,115)	(309,379)	(14,652)	(271,620)
Class R	(22)	(373)	(95)	(1,595)	(2,970)	(58,813)	(4,586)	(89,922)
Class P	(167)	(2,853)	(111)	(1,879)	(57,091)	(1,108,533)	(11,679)	(225,184)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(186)	(3,306)	(74)	(1,263)	(168,132)	(3,205,539)	(29,950)	(548,345)
Administrative Class	(44)	(783)	—	—	(703)	(13,687)	—	—
Net increase (decrease) resulting from Fund share transactions	32,169	$543,469	9,786	$162,303	88,494	$1,738,132	692,402	$13,089,339

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

252	May 31, 2013 |	Semiannual Report

AllianzGI Global Allocation				AllianzGI Global Growth Allocation
Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

230,914	$2,616,215	803,395	$8,530,086	19,481	$452,243	21,867	$469,277
3,718	43,110	26,621	284,226	—	—	—	—
123,985	1,421,143	300,363	3,252,103	2,654	58,738	4,425	93,321
5,050	57,268	43,644	464,935	6,133	138,754	2,989	63,234
—	—	—	—	75	1,690	386	8,106
60,471	689,344	55,102	580,264	879	20,000	—	—
769,617	8,607,622	1,142,484	12,047,366	17,947	409,953	457	10,122
—	—	—	—	—	—	—	—
5,307	61,636	10,478	113,801	—	—	—	—

152,541	1,698,055	176,304	1,848,510	1,457	31,341	2,392	47,723
8,110	92,016	13,966	147,978	—	—	—	—
128,020	1,442,920	130,161	1,378,050	1,944	41,378	2,407	47,675
726	8,063	617	6,529	208	4,441	100	2,010
38	420	37	390	35	744	85	1,687
1,639	18,220	1,087	11,486	31	677	38	754
159,217	1,755,473	161,048	1,676,549	9,557	205,368	11,397	227,516
—	—	—	—	—	—	—	—
4,132	46,994	4,451	47,630	30	650	36	729

(580,649)	(6,576,962)	(1,790,121)	(19,070,811)	(6,260)	(139,452)	(48,005)	(1,036,566)
(78,430)	(905,849)	(561,222)	(6,073,688)	—	—	—	—
(629,244)	(7,226,058)	(1,576,247)	(16,942,687)	(8,031)	(181,181)	(8,532)	(179,421)
(552)	(6,275)	(39,293)	(424,840)	(530)	(11,954)	(95)	(2,089)
—	—	—	—	(988)	(21,886)	(466)	(10,071)
(65,851)	(747,536)	(129,230)	(1,363,817)	—	—	—	—
(695,501)	(7,808,220)	(766,403)	(8,055,090)	(5,472)	(125,787)	—	—
—	—	—	—	—	—	—	—
(6,706)	(77,482)	(25,534)	(279,369)	—	—	—	—
(403,448)	$(4,789,883)	(2,018,292)	$(21,820,399)	39,150	$885,717	(10,519)	$(255,993)

Semiannual Report	| May 31, 2013	253

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Behavioral Advantage Large Cap				AllianzGI China Equity
	Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,654	$210,976	8,663	$157,879	2,457	$38,110	1,662	$23,697
Class C	709	14,220	2,726	49,240	1,997	31,878	174	2,409
Class D	22,167	403,700	870	15,971	35,268	544,254	62,032	891,056
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	837,358	16,607,249	230,416	4,304,971	5,165	80,216	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	138	2,487	2	39	132	2,021	1,311	17,041
Class C	250	4,466	1	15	— *	1	678	8,713
Class D	406	7,287	2	39	733	11,195	1,443	18,777
Class R	—	—	—	—	—	—	—	—
Class P	51	919	3	44	14	226	889	11,641
Institutional Class	73,533	1,326,134	2,969	47,353	5,019	76,244	23,203	304,091
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(897)	(16,564)	(6,766)	(126,456)	(3,393)	(53,906)	(6,410)	(90,196)
Class C	(1)	(20)	—	—	(2,589)	(38,848)	(4,357)	(61,122)
Class D	(18,620)	(380,533)	(546)	(10,253)	(44,190)	(684,888)	(54,602)	(786,395)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	(7,408)	(106,101)
Institutional Class	(62,554)	(1,246,506)	(1,164)	(22,493)	(687)	(10,055)	(294)	(3,859)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	863,194	$16,933,815	237,176	$4,416,349	(74)	$(3,552)	18,321	$229,752

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.
***	Includes 254,170 shares in the amount of $3,853,218 in connection with redemption in-kind transactions.

254	May 31, 2013 |	Semiannual Report

AllianzGI Convertible				AllianzGI Disciplined Equity						AllianzGI Dynamic Emerging Multi-Asset
Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012				Period from December 17, 2012** through May 31, 2013 (unaudited)
Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

2,265,335	$70,009,027	2,933,072	$81,106,399	121,227	$2,057,998	214,724		$3,480,616		—	$—
460,622	14,100,765	704,869	19,490,939	4,603	81,022	19,080		300,381		1,061	15,958
1,445,798	43,926,490	1,706,638	47,285,583	126	2,205	15,138		251,934		509	7,600
8,390	256,807	7,202	199,494	—	—	—		—		—	—
973,744	30,007,807	1,373,606	37,680,354	7	110	806		13,558		—	—
13,081,441	397,974,475	11,402,852	314,743,526	379,975	6,521,406	701,134		11,352,011		11,891	178,125
355,910	11,550,836	47,135	1,302,142	—	—	—		—		—	—

24,953	738,162	181,364	4,779,499	3,037	49,487	2,884		42,785		—	—
3,441	101,262	41,555	1,089,546	669	10,676	1,252		18,084		—	—
10,524	312,015	102,046	2,685,854	286	4,746	139		2,063		—	—
4	126	61	1,590	—	—	—		—		—	—
12,080	355,320	59,781	1,574,608	34	561	40		599		—	—
166,009	4,901,334	583,498	15,345,825	53,859	885,369	66,239		990,334		—	—
655	19,217	4,701	123,598	—	—	—		—		—	—

(1,022,735)	(30,424,383)	(2,084,051)	(57,773,819)	(46,787)	(807,120)	(83,415)		(1,350,606)		—	—
(102,550)	(3,118,516)	(417,607)	(11,425,166)	(16,117)	(267,731)	(24,698)		(392,892)		—	—
(1,320,331)	(39,253,045)	(1,611,698)	(44,470,566)	(3,581)	(63,294)	(9,051)		(143,255)		—	—
(3,123)	(93,547)	(1,131)	(30,353)	—	—	—		—		—	—
(546,157)	(16,616,967)	(880,232)	(24,082,232)	—	—	(504)		(8,478)		—	—
(2,617,409)	(79,323,852)	(2,050,409)	(56,123,373)	(392,998)	(6,900,530)	(1,190,745	)***	(19,067,176	)***	—	—
(14,545)	(442,081)	(22,076)	(611,098)	—	—	—		—		—	—
13,182,056	$404,981,252	12,081,176	$332,892,350	104,340	$1,574,905	(286,977)		$(4,510,042)		13,461	$201,683

Semiannual Report	| May 31, 2013	255

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Global Managed Volatility				AllianzGI Global Water
	Six Months ended May 31, 2013 (unaudited)		Period from December 19, 2011** through November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,684	$84,264	4,671	$73,379	2,856,966	$31,672,075	1,785,664	$17,000,729
Class C	4,630	77,613	88	1,426	846,536	9,195,736	359,683	3,430,947
Class D	3,998	69,132	1,617	26,850	915,693	10,028,267	262,141	2,564,649
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	1,191,659	13,317,322	893,077	8,676,258
Institutional Class	155,718	2,695,380	854,489	13,265,723	266,410	2,931,991	173,181	1,664,092
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	133	2,133	—	—	40,634	423,408	10,435	89,740
Class C	131	2,082	—	—	5,991	61,406	1	9
Class D	112	1,794	—	—	7,190	74,782	2,630	22,592
Class R	—	—	—	—	—	—	—	—
Class P	30	484	—	—	3,988	41,753	6,619	57,058
Institutional Class	42,277	680,089	—	—	5,276	54,605	1,245	10,656
Administrative Class	—	—	—	—	—	—	—	—

Issued in reorganization:
Class A	—	—	—	—	—	—	2,987,721	28,821,196
Class C	—	—	—	—	—	—	480,744	4,556,642
Class D	—	—	—	—	—	—	31,837	306,909
Class P	—	—	—	—	—	—	202,617	1,960,299
Institutional Class	—	—	—	—	—	—	12,597	121,106

Cost of shares redeemed:
Class A	—	—	(2,357)	(38,756)	(905,929)	(9,911,808)	(2,019,824)	(19,618,166)
Class C	(79)	(1,301)	—	—	(157,560)	(1,693,366)	(654,447)	(6,115,935)
Class D	(1,614)	(28,926)	—	—	(196,300)	(2,135,947)	(311,343)	(2,946,036)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(202,226)	(2,240,106)	(1,274,642)	(11,987,423)
Institutional Class	(167,505)	(2,867,708)	(115,860)	(1,866,909)	(39,936)	(435,348)	(26,610)	(263,581)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	42,515	$715,036	742,648	$11,461,713	4,638,392	$51,384,770	2,923,326	$28,351,741

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

256	May 31, 2013 |	Semiannual Report

AllianzGI High Yield Bond				AllianzGI International Small-Cap
Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,686,487	$68,790,923	5,367,308	$53,198,341	12,910	$451,878	59,211	$1,754,533
353,713	3,670,351	2,212,794	22,044,457	982	32,240	3,309	99,101
4,426,729	44,972,768	3,231,098	31,698,080	422	14,970	15,273	480,715
62,590	631,380	261,930	2,561,399	56	1,861	1	42
281,647	2,839,170	2,530,672	24,596,627	231,703	7,503,563	182,294	5,151,398
2,705,990	27,466,187	6,527,366	63,779,751	475,173	16,886,960	784,615	23,459,676
456,216	4,613,363	2,762,875	26,887,246	—	—	30,727	976,500

146,067	1,516,535	284,623	2,835,863	— *	2	2,028	58,467
63,600	659,788	121,978	1,214,737	9	307	132	3,798
193,082	1,956,718	234,755	2,280,125	— *	5	— *	1
3,996	40,340	8,117	78,936	2	74	3	72
28,273	284,981	74,363	719,630	7,133	230,908	5,964	172,071
431,279	4,362,434	850,237	8,254,807	24,678	814,869	35,017	1,031,247
99,148	999,674	240	2,336	— *	1	4	100

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(6,823,508)	(70,244,631)	(1,185,991)	(11,854,890)	(8,917)	(303,151)	(119,216)	(3,695,341)
(584,339)	(6,074,354)	(594,822)	(5,935,856)	(2,123)	(72,123)	(2,944)	(88,524)
(1,737,994)	(17,637,971)	(1,183,672)	(11,534,678)	(318)	(10,496)	(62,661)	(1,855,558)
(45,915)	(463,423)	(92,597)	(908,197)	(4)	(132)	—	—
(817,903)	(8,241,199)	(1,805,423)	(17,592,687)	(345,671)	(11,424,457)	(528,203)	(15,113,158)
(2,076,634)	(21,112,129)	(2,532,861)	(24,764,333)	(1,519,954)	(54,346,615)	(1,050,453)	(32,297,122)
(315,144)	(3,192,670)	(165)	(1,610)	—	—	(30,727)	(989,405)
3,537,380	$35,838,235	17,072,825	$167,560,084	(1,123,919)	$(40,219,336)	(675,626)	$(20,851,387)

Semiannual Report	| May 31, 2013	257

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI Micro Cap				AllianzGI Multi-Asset Real Return
	Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Period from December 17, 2012** through May 31, 2013 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,453	$280,622	14,220 †	$159,580 †	1,882	$29,225
Class C	—	—	—	—	379	6,000
Class D	—	—	—	—	—	—
Class P	79,078	943,620	10,231	116,044	—	—
Institutional Class	364,966	4,415,700	403,866	4,534,781	2,068	31,718

Issued in reinvestment of dividends and distributions:
Class A	753	7,965	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	2,266	23,970	6,875	68,342	—	—
Institutional Class	183,042	1,943,906	741,436	7,377,291	—	—

Cost of shares redeemed:
Class A	(4,651)	(52,654)	(2,636)	(30,092)	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	(33,373)	(425,522)	(23,389)	(253,300)	—	—
Institutional Class	(284,928)	(3,425,787)	(2,605,330)	(29,370,011)	—	—
Net increase (decrease) resulting from Fund share transactions	330,606	$3,711,820	(1,454,727)	$(17,397,365)	4,329	$66,943

†	Inclusive of shares sold to AAM subsequent to commencement of operations.
*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

258	May 31, 2013 |	Semiannual Report

AllianzGI NFJ Emerging Markets Value			AllianzGI NFJ Global Dividend Value				AllianzGI NFJ International Small-Cap Value
Period from December 18, 2012** through May 31, 2013 (unaudited)			Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Period from June 1, 2012** through November 30, 2012
Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

652		$10,419	94,343	$1,837,408	259,744	$4,800,074	3,496	$64,244	60,682	$1,035,838
—		—	28,348	553,435	105,088	1,878,626	1,068	19,997	—	—
44,999		711,960	6,432	128,590	22,351	420,067	35,123	628,511	4,953	81,619
—		—	13,819	275,852	22,328	413,721	—	—	—	—
181,588		2,906,616	728,861	14,084,943	1,345,536	24,789,877	133,565	2,439,949	7,423	123,440

—	*	1	3,509	67,693	13,951	236,720	1,291	22,518	—	—
—	*	1	2,445	46,661	6,875	115,928	7	127	—	—
—	*	6	393	7,669	1,051	17,801	199	3,476	—	—
—	*	1	937	18,193	2,334	40,417	10	184	—	—
44		690	40,906	785,639	76,111	1,311,651	3,427	60,037	—	—

—		—	(30,239)	(604,772)	(264,114)	(4,756,024)	(146)	(2,700)	—	—
—		—	(28,034)	(534,818)	(68,980)	(1,235,256)	(266)	(5,169)	—	—
(16,006)		(253,723)	(4,297)	(84,250)	(29,498)	(525,609)	(40)	(750)	(729)	(11,893)
—		—	(8,809)	(170,476)	(6,496)	(119,915)	—	—	—	—
(372)		(5,934)	(299,755)	(5,905,319)	(454,010)	(8,196,829)	(4,539)	(88,593)	—	—
210,905		$3,370,037	548,859	$10,506,448	1,032,271	$19,191,249	173,195	$3,141,831	72,329	$1,229,004

Semiannual Report	| May 31, 2013	259

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI NFJ International Value II				AllianzGI Redwood
	Six Months ended May 31, 2013 (unaudited)		Period from December 1, 2011** through November 30, 2012		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	918	$16,009	2,325	$36,528	656	$10,000	33,139	$495,315
Class C	254	4,315	—	—	—	—	1,575	23,434
Class D	2	32	—	—	— *	1	4,621	69,500
Class P	—	—	—	—	—	—	—	—
Institutional Class	9,648	164,731	64,375	1,049,950	11,188	173,675	66,820	1,009,291

Issued in reinvestment of dividends and distributions:
Class A	44	738	11	179	— *	2	—	—
Class C	8	131	8	122	7	104	—	—
Class D	9	152	11	174	— *	1	—	—
Class P	10	159	13	190	46	698	—	—
Institutional Class	3,813	64,024	3,959	59,335	2,991	45,816	—	—

Cost of shares redeemed:
Class A	—	—	—	—	(51,323)	(788,515)	(13,012)	(195,214)
Class C	—	—	—	—	(22)	(346)	(1,391)	(20,486)
Class D	—	—	—	—	(580)	(9,022)	(31,135)	(462,986)
Class P	—	—	—	—	(419)	(6,524)	(2,429)	(36,506)
Institutional Class	(65,289)	(1,115,507)	—	—	(136,827)	(2,128,957)	(59,964)	(896,485)
Net increase (decrease) resulting from Fund share transactions	(50,583)	$(865,216)	70,702	$1,146,478	(174,283)	$(2,703,067)	(1,776)	$(14,137)

†	Inclusive of shares sold to AAM subsequent to commencement of operations.
*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

260	May 31, 2013 |	Semiannual Report

AllianzGI Short Duration High Income				AllianzGI Structured Alpha		AllianzGI Ultra Micro Cap
Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Period from December 3, 2012** through May 31, 2013 (unaudited)		Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,262,839	$84,389,364	5,441,375	$86,173,327	—	$—	611,922	$10,876,875	479,482 †	$7,241,883 †
1,360,743	21,780,898	1,813,868	28,660,618	—	—	—	—	—	—
451,308	7,233,028	739,468	11,744,664	53,668	806,510	—	—	—	—
4,549,830	72,900,356	3,635,261	57,619,158	—	—	7,431	135,491	2,959	44,850
5,713,077	91,723,698	2,305,209	36,203,148	87,239	1,323,908	995,238	18,017,428	239,726	3,579,989

135,462	2,166,897	52,459	830,120	—	—	—	—	—	—
40,346	644,239	19,812	312,191	—	—	—	—	—	—
19,396	310,197	5,845	92,317	—	—	—	—	—	—
50,800	812,366	17,060	269,911	—	—	—	—	306	3,948
114,823	1,838,730	75,123	1,182,990	—	—	—	—	12,551	162,280

(1,405,995)	(22,516,971)	(456,146)	(7,211,217)	—	—	(77,602)	(1,393,659)	(37,584)	(559,750)
(215,708)	(3,451,859)	(123,231)	(1,941,690)	—	—	—	—	—	—
(134,595)	(2,155,966)	(122,129)	(1,935,792)	(632)	(9,664)	—	—	—	—
(1,530,548)	(24,521,493)	(337,169)	(5,347,294)	—	—	(3,866)	(68,093)	(4,435)	(67,840)
(514,722)	(8,256,226)	(513,355)	(8,137,559)	—	—	(430,535)	(7,950,533)	(390,114)	(5,875,094)
13,897,056	$222,897,258	12,553,450	$198,514,892	140,275	$2,120,754	1,102,588	$19,617,509	302,891	$4,530,266

Semiannual Report	| May 31, 2013	261

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

	AllianzGI U.S. Emerging Growth				AllianzGI U.S. Equity Hedged
	Six Months ended May 31, 2013 (unaudited)		Year ended November 30, 2012		Period from December 3, 2012** through May 31, 2013 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	106,671	$1,602,630	55,050	$717,877	11,611	$188,840
Class C	6,230	85,733	10,051	134,400	—	—
Class D	305	4,501	4,553	59,530	12,912	199,041
Class R	421	6,622	—	—	—	—
Class P	787	11,782	3,076	40,905	—	—
Institutional Class	380,001	5,615,161	356,680	4,690,148	25,087	391,084

Issued in reinvestment of dividends and distributions:
Class A	298	3,838	568	6,682	—	—
Class C	325	4,127	854	9,981	—	—
Class D	87	1,115	173	2,039	—	—
Class R	16	203	61	718	—	—
Class P	28	364	98	1,158	—	—
Institutional Class	30,413	395,368	113,057	1,336,329	—	—

Cost of shares redeemed:
Class A	(8,780)	(129,093)	(15,766)	(207,988)	—	—
Class C	(3,307)	(46,870)	(3,550)	(45,852)	—	—
Class D	(454)	(6,887)	(2,453)	(32,799)	(389)	(6,222)
Class P	(106)	(1,527)	(2,916)	(39,075)	—	—
Institutional Class	(296,971)	(4,409,916)	(519,499)	(6,921,701)	—	—
Net increase (decrease) resulting from Fund share transactions	215,964	$3,137,151	37	$(247,648)	49,221	$772,743

**	Commencement of operations.

10.	INVESTMENTS BY AFFILIATES AND INVESTMENTS IN AFFILIATES

At May 31, 2013, AFI held 5% or more of the outstanding shares of the following Funds:

Approximate Ownership
AllianzGI Retirement 2015	15%
AllianzGI Retirement 2020	11%
AllianzGI Retirement 2025	7%
AllianzGI Retirement 2030	13%
AllianzGI Retirement 2035	14%
AllianzGI Retirement 2040	22%
AllianzGI Retirement 2045	34%
AllianzGI Retirement 2050	48%
AllianzGI Retirement 2055	89%
AllianzGI Retirement Income	13%
AllianzGI Global Growth Allocation	65%
AllianzGI Behavioral Advantage Large Cap	41%
AllianzGI China Equity	87%
AllianzGI Dynamic Emerging Multi-Asset	96%
AllianzGI Global Managed Volatility	15%
AllianzGI Multi-Asset Real Return	99%

262	May 31, 2013 |	Semiannual Report

Approximate Ownership
AllianzGI NFJ Emerging Markets Value	49%
AllianzGI NFJ International Value II	94%
AllianzGI NFJ International Small-Cap Value	46%
AllianzGI Redwood	43%
AllianzGI Structured Alpha	74%
AllianzGI U.S. Equity Hedged	80%

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal period. The table below represents transactions in and earnings from these affiliated issuers during the six months ended May 31, 2013.

AllianzGI China Equity:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
China Everbright International Ltd.	$158,064	—	—	$134,476	$270,011	$1,288	—
Digital China Holdings Ltd.	163,072	—	$21,193	(18,739)	118,825	—	$153
Natural Beauty Bio-Technology Ltd.†	36,119	—	—	(9,968)	26,151	126	—
Qingling Motors Co., Ltd.††	118,868	$20,926	21,371	626	151,744	—	(1,210)
Tiangong International Co., Ltd.††	132,216	20,584	21,064	56,122	186,893	—	3,210
Zhuzhou CSR Times Electric Co., Ltd.	87,521	—	—	965	88,023	—	—
Totals	$695,860	$41,510	$63,628	$163,482	$841,647	$1,414	$2,153

AllianzGI Global Water:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
China Everbright International Ltd.	$893,323	$399,409	$455,090	$622,231	$1,655,744	$10,118	$164,066
Rotork PLC	1,192,890	3,875,721	133,664	217,982	5,079,401	39,707	12,797
Totals	$2,086,213	$4,275,130	$588,754	$840,213	$6,735,145	$49,825	$176,863

AllianzGI International Small-Cap:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	$1,171,054	$593,254	$499,092	$205,000	$1,389,284	—	$(33,301)
Aveva Group PLC	1,399,640	45,405	506,183	252,073	1,071,192	$3,126	81,409
Bechtle AG†	870,688	35,394	343,791	183,691	836,968	—	65,954
Burckhardt Compression Holding AG††	695,673	971,481	585,508	198,437	1,337,212	—	59,475
China Everbright International Ltd.	1,568,774	—	1,285,524	482,278	1,244,646	6,198	369,879
Elekta AB	1,293,140	43,739	429,862	225,508	966,529	—	99,971
Interroll Holding AG	2,078,534	—	2,351,595	—	—	—	426,239
Pfeiffer Vacuum Technology AG	2,024,405	72,266	616,492	189,187	1,381,736	42,456	102,188
Rotork PLC	1,992,127	74,620	671,694	577,211	1,569,816	14,177	257,167
SimCorp A/S	1,741,253	74,819	631,684	798,649	1,745,619	31,983	234,287
Spirax-Sarco Engineering PLC††	2,157,486	81,559	819,227	481,794	1,830,690	23,081	181,226
Tiangong International Co., Ltd.††	1,114,823	594,489	740,631	476,923	1,586,177	—	140,750
Unit 4 NV††	1,093,721	44,864	402,007	648,597	1,012,181	14,235	68,784
United Internet AG	—	1,566,522	514,010	192,066	1,240,873	12,485	(3,705)
Vacon PLC††	1,702,558	78,271	682,865	514,477	1,663,270	36,523	176,643
Victrex PLC	—	1,687,038	487,371	(24,594)	1,142,834	23,103	(32,239)
Totals	$20,903,876	$5,963,721	$11,567,536	$5,401,297	$20,019,027	$207,367	$2,194,727

†	Not affiliated at May 31, 2013.
††	Not affiliated at November 30, 2012.

Semiannual Report	| May 31, 2013	263

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at May 31, 2013. The percents and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal period.

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
China Everbright International Ltd.	6.87%	$270,011	6.48%
Digital China Holdings Ltd.	9.98%	118,825	2.85%
Qingling Motors Co., Ltd.	6.91%	151,744	3.64%
Tiangong International Co., Ltd.	5.68%	186,893	4.49%
Zhuzhou CSR Times Electric Co., Ltd.	5.26%	88,023	2.11%
Totals		$815,496	19.57%

AllianzGI Global Water:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
China Everbright International Ltd.	6.87%	$1,655,744	0.96%
Rotork PLC	5.79%	5,079,401	2.93%
Totals		$6,735,145	3.89%

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.81%	$1,389,284	1.42%
Aveva Group PLC	7.52%	1,071,192	1.10%
Burckhardt Compression Holding AG	7.25%	1,337,212	1.37%
China Everbright International Ltd.	6.87%	1,244,646	1.28%
Elekta AB	5.69%	966,529	0.99%
Pfeiffer Vacuum Technology AG	6.79%	1,381,736	1.42%
Rotork PLC	5.79%	1,569,816	1.61%
SimCorp A/S	13.65%	1,745,619	1.79%
Spirax-Sarco Engineering PLC	5.41%	1,830,690	1.88%
Tiangong International Co., Ltd.	5.68%	1,586,177	1.63%
Unit 4 NV	8.90%	1,012,181	1.04%
United Internet AG	5.50%	1,240,873	1.27%
Vacon PLC	5.70%	1,663,270	1.71%
Victrex PLC	5.05%	1,142,834	1.17%
Totals		$19,182,059	19.68%

The tables below show the transactions in and earnings from affiliates for the period or six months ended May 31, 2013:

AllianzGI Retirement 2015:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	—	$123,327	$5,674	$2,845	$120,670	—	$172
AllianzGI Disciplined Equity	$177,420	69,441	145,033	52,305	120,735	$2,540	20,350
AllianzGI Emerging Markets Opportunities	88,967	247,091	98,959	11,281	236,063	1,392	(487)
AllianzGI Global Commodity Equity	177,999	92,358	94,242	37,159	188,957	1,294	1,161
AllianzGI Global Managed Volatility	266,914	153,138	76,708	28,383	351,697	12,588	1,282

264	May 31, 2013 |	Semiannual Report

AllianzGI Retirement 2015 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Income & Growth	$708,818	$408,349	$215,633	$111,632	$955,835	$12,407	$583
AllianzGI International Small-Cap	—	509,802	65,830	27,568	472,785	—	1,245
AllianzGI NFJ Dividend Value	619,542	353,564	228,926	185,042	851,579	12,325	4,443
AllianzGI NFJ Global Dividend Value	532,280	281,978	171,275	98,869	719,136	9,811	2,650
AllianzGI NFJ International Value	267,507	141,550	72,219	34,632	354,099	2,393	859
AllianzGI NFJ Mid-Cap Value	193,553	196,479	140,519	41,043	284,552	5,507	4,170
AllianzGI NFJ Small-Cap Value	196,803	14,818	—	66,294	230,459	3,344	—
AllianzGI Short Duration High Income	353,792	356,838	107,238	2,960	600,976	12,280	(217)
AllianzGI U.S. Emerging Growth	178,466	99,859	76,684	58,081	244,062	—	2,469
AllianzGI U.S. Managed Volatility	266,939	432,388	88,728	(4,394)	596,411	8,931	(6,234)
PIMCO 1-5 Year U.S. TIPS Index	983,287	244,081	1,226,687	—	—	655	14,130
PIMCO CommoditiesPLUS Strategy	178,875	138,890	41,257	(5,792)	265,955	774	(1,415)
PIMCO Commodity RealReturn Strategy	530,120	311,825	505,800	(15,921)	262,993	4,875	(67,315)
PIMCO Floating Income	355,047	725,105	114,520	903	962,023	12,977	(143)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,026,478	943,461	225,321	(2,489)	1,664,053	37,187	(11,902)
PIMCO Income	1,597,854	902,418	372,449	161,173	2,170,644	65,632	700
PIMCO Long-Term U.S. Government	352,756	164,985	490,367	—	—	4,440	(20,625)
PIMCO Mortgage Opportunities	—	1,592,764	151,049	5,219	1,446,792	15,000	(142)
PIMCO RealEstateRealReturn Strategy	89,388	54,191	26,504	(3,039)	107,336	8,005	(2,352)
PIMCO Real Return	5,479,925	3,433,553	1,162,659	13,628	7,203,030	87,940	(52,911)
PIMCO Short-Term	813,284	1,155,300	521,373	21,707	1,445,519	5,845	(271)
PIMCO Total Return	531,816	320,594	97,434	12,434	721,849	15,063	(3,668)
Totals	$15,967,830	$13,468,147	$6,523,088	$941,523	$22,578,210	$343,205	$(113,468)

AllianzGI Retirement 2020:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	—	$198,355	$33,041	$3,998	$169,556	—	$244
AllianzGI Disciplined Equity	$156,048	147,399	158,214	59,385	169,376	$2,772	8,721
AllianzGI Emerging Markets Opportunities	156,511	419,060	65,307	28,408	508,125	3,010	(542)
AllianzGI Global Commodity Equity	156,579	232,793	70,175	35,470	336,476	1,404	1,059
AllianzGI Global Managed Volatility	250,409	374,033	93,126	24,986	541,814	14,569	968
AllianzGI Income & Growth	623,410	904,244	228,298	105,981	1,366,626	14,617	1,017
AllianzGI International Small-Cap	—	717,101	75,273	36,343	679,429	—	1,258
AllianzGI NFJ Dividend Value	576,057	833,601	302,277	195,839	1,254,733	15,195	6,004
AllianzGI NFJ Global Dividend Value	577,422	795,894	235,040	126,291	1,253,458	14,299	3,689
AllianzGI NFJ International Value	235,297	325,942	72,549	23,977	506,675	2,641	332
AllianzGI NFJ Mid-Cap Value	295,861	583,058	189,038	84,643	770,920	10,216	4,524
AllianzGI NFJ Small-Cap Value	109,696	8,259	—	44,872	128,456	1,864	—
AllianzGI Short Duration High Income	388,955	582,041	107,931	668	859,378	16,650	(274)
AllianzGI U.S. Emerging Growth	235,461	327,473	136,127	90,105	510,301	—	5,782
AllianzGI U.S. Managed Volatility	313,040	859,767	140,444	(3,060)	1,020,580	12,925	(7,447)
PIMCO 1-5 Year U.S. TIPS Index	605,599	498,345	1,103,963	—	—	506	6,362
PIMCO CommoditiesPLUS Strategy	314,678	456,863	231,650	(12,902)	510,734	1,631	(19,711)
PIMCO Commodity RealReturn Strategy	466,258	682,036	540,325	(35,252)	513,703	5,837	(75,154)
PIMCO Floating Income	390,298	1,285,881	120,668	(3,964)	1,547,670	20,158	(436)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	887,222	1,386,447	289,747	(21,025)	1,896,768	40,004	(15,254)

Semiannual Report	| May 31, 2013	265

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Retirement 2020 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
PIMCO Income	$1,373,997	$2,101,282	$423,842	$135,256	$3,104,049	$79,911	$534
PIMCO Long-Term U.S. Government	310,262	336,831	623,253	—	—	5,515	(17,134)
PIMCO Mortgage Opportunities	—	2,270,859	207,115	5,633	2,068,930	20,292	(447)
PIMCO Real Return	4,400,634	7,752,666	1,174,937	(271,251)	10,318,872	95,482	(53,680)
PIMCO RealEstateRealReturn Strategy	235,815	339,703	68,283	(28,159)	469,766	26,744	(5,923)
PIMCO Short-Term	699,727	880,018	544,297	13,771	1,033,534	5,166	(677)
PIMCO Total Return	311,802	476,426	73,442	(4,095)	688,152	11,923	(2,676)
Totals	$14,071,038	$25,776,377	$7,308,362	$635,918	$32,228,081	$423,331	$(158,861)

AllianzGI Retirement 2025:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$27,520	$417,171	$25,765	$18,330	$436,896	$845	$260
AllianzGI Disciplined Equity	219,330	311,233	74,037	51,096	499,842	4,888	(30)
AllianzGI Emerging Markets Opportunities	165,069	551,005	68,354	8,762	644,499	3,953	(174)
AllianzGI Global Commodity Equity	142,119	286,483	110,017	20,659	334,760	1,603	(857)
AllianzGI Global Managed Volatility	240,029	530,509	76,710	15,478	700,130	17,608	1,247
AllianzGI Income & Growth	437,458	982,353	143,065	55,783	1,334,620	12,515	(27)
AllianzGI International Small-Cap	27,587	709,236	54,858	36,462	719,235	444	1,494
AllianzGI NFJ Dividend Value	406,807	875,404	152,444	140,940	1,257,996	13,076	1,387
AllianzGI NFJ Global Dividend Value	460,825	1,005,995	179,747	116,852	1,394,949	13,916	516
AllianzGI NFJ International Value	221,061	491,220	82,483	30,853	648,057	3,077	488
AllianzGI NFJ Mid-Cap Value	330,022	706,558	103,929	104,246	1,026,442	12,740	1,747
AllianzGI Short Duration High Income	270,714	617,626	52,270	(1,764)	832,041	14,155	62
AllianzGI U.S. Emerging Growth	165,883	370,837	98,043	72,633	511,017	—	2,431
AllianzGI U.S. Managed Volatility	220,331	889,972	113,060	(9,053)	978,303	12,458	(10,294)
PIMCO 1-5 Year U.S. TIPS Index	111,413	108,596	219,981	—	—	114	244
PIMCO CommoditiesPLUS Strategy	216,882	530,306	67,491	(17,660)	656,746	1,441	(2,334)
PIMCO Commodity RealReturn Strategy	432,882	868,689	534,055	(50,063)	657,696	6,597	(69,538)
PIMCO Floating Income	271,877	1,290,009	53,586	(1,169)	1,499,917	17,373	(3)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	563,193	1,308,220	128,926	(54,064)	1,666,935	31,449	(6,104)
PIMCO Income	836,381	1,886,529	249,059	61,732	2,506,690	58,299	301
PIMCO Long-Term U.S. Government	214,132	310,190	500,768	—	—	4,567	(17,873)
PIMCO Mortgage Opportunities	—	2,059,321	44,789	1,948	2,016,462	17,604	(18)
PIMCO Real Return	3,006,967	7,144,156	771,903	(481,551)	8,785,722	79,824	(31,378)
PIMCO RealEstateRealReturn Strategy	218,868	486,719	51,520	(50,179)	598,064	31,052	(5,749)
PIMCO Short-Term	409,293	808,506	375,688	2,501	840,297	3,625	(723)
PIMCO Total Return	162,156	371,582	19,528	(14,053)	495,200	7,692	(531)
Totals	$9,778,799	$25,918,425	$4,352,076	$58,719	$31,042,516	$370,915	$(135,456)

AllianzGI Retirement 2030:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$271,868	$372,183	$79,864	$38,029	$600,041	$4,336	$(681)
AllianzGI Disciplined Equity	951,624	352,038	200,499	191,667	1,202,162	10,977	(2,265)

266	May 31, 2013 |	Semiannual Report

AllianzGI Retirement 2030 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Emerging Markets Opportunities	$680,939	$617,643	$118,967	$106,592	$1,183,983	$8,456	$3,394
AllianzGI Global Commodity Equity	407,083	202,915	234,939	60,605	397,506	2,374	(508)
AllianzGI Global Managed Volatility	627,593	372,026	111,462	35,315	901,479	23,624	393
AllianzGI Income & Growth	1,222,779	715,706	214,671	115,813	1,806,522	18,359	(3,535)
AllianzGI International Managed Volatility	217,545	127,289	37,163	12,282	312,685	8,200	248
AllianzGI International Small-Cap	272,225	909,859	65,471	122,499	1,200,441	2,279	1,200
AllianzGI NFJ Dividend Value	1,087,767	606,101	257,011	235,770	1,611,866	18,277	285
AllianzGI NFJ Global Dividend Value	1,358,644	780,370	320,082	186,695	1,991,719	21,603	(751)
AllianzGI NFJ International Value	815,891	1,307,974	184,923	59,254	1,983,750	6,490	1,027
AllianzGI NFJ Mid-Cap Value	847,759	643,859	287,832	147,365	1,331,772	16,831	4,611
AllianzGI NFJ Small-Cap Value	239,739	18,050	—	99,988	280,739	4,073	—
AllianzGI Short Duration High Income	680,163	419,107	89,882	2,455	1,005,500	18,361	83
AllianzGI U.S. Emerging Growth	406,982	239,696	128,106	129,250	609,611	—	2,049
AllianzGI U.S. Managed Volatility	546,915	999,322	134,499	(14,235)	1,385,737	15,958	(12,828)
PIMCO CommoditiesPLUS Strategy	817,399	494,797	261,107	(34,989)	1,001,337	2,774	(20,806)
PIMCO Commodity RealReturn Strategy	1,083,795	660,976	613,263	(93,889)	988,821	8,714	(83,872)
PIMCO Floating Income	818,283	1,118,526	121,454	846	1,808,292	25,671	304
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,253,678	848,822	212,448	(23,797)	1,809,561	36,481	(3,002)
PIMCO Income	1,966,905	1,169,532	359,737	113,530	2,822,141	71,166	2,220
PIMCO Long-Term U.S. Government	543,251	63,622	553,577	—	—	1,189	(43,865)
PIMCO Mortgage Opportunities	—	2,447,944	29,235	4,945	2,423,659	22,561	5
PIMCO Real Return	5,718,405	3,079,571	1,782,639	(167,473)	6,556,457	73,913	(33,550)
PIMCO RealEstateRealReturn Strategy	546,478	375,474	114,930	(42,502)	746,859	40,018	(7,369)
PIMCO Short-Term	870,367	476,064	537,815	3,259	807,023	3,826	136
PIMCO Total Return	272,753	178,010	34,928	(1,688)	400,978	6,641	(136)
Totals	$24,526,830	$19,597,476	$7,086,504	$1,287,586	$37,170,641	$473,152	$ (197,213)

AllianzGI Retirement 2035:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$77,401	$623,511	$45,767	$35,425	$691,581	$2,966	$1,148
AllianzGI Disciplined Equity	410,859	522,098	68,644	77,129	929,992	7,193	1,126
AllianzGI Emerging Markets Opportunities	310,269	631,119	3,845	18,272	933,861	5,972	(18)
AllianzGI Global Commodity Equity	186,220	224,735	158,759	18,686	266,915	1,654	356
AllianzGI Global Managed Volatility	256,555	426,827	19,683	9,272	662,584	14,705	(120)
AllianzGI Income & Growth	480,047	802,286	73,248	46,778	1,259,440	10,592	559
AllianzGI International Managed Volatility	122,563	200,994	8,725	10,332	314,586	7,061	(13)
AllianzGI International Small-Cap	129,144	909,918	33,392	73,517	1,068,766	2,279	643
AllianzGI NFJ Dividend Value	516,464	799,121	101,049	144,722	1,344,756	12,844	3,337
AllianzGI NFJ Global Dividend Value	567,359	871,578	81,390	114,068	1,461,317	13,163	1,059
AllianzGI NFJ International Value	414,559	1,210,201	59,874	49,771	1,589,770	4,847	(255)
AllianzGI NFJ Mid-Cap Value	465,014	735,503	76,393	127,067	1,230,182	14,238	2,539
AllianzGI Opportunity	158,383	5,285	170,990	—	—	—	9,560
AllianzGI Short Duration High Income	252,648	449,161	24,145	(1,483)	673,961	10,503	(190)

Semiannual Report	| May 31, 2013	267

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Retirement 2035 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI U.S. Emerging Growth	$207,265	$328,740	$75,129	$72,811	$533,674	—	$3,340
AllianzGI U.S. Managed Volatility	259,527	870,067	39,056	(17,948)	1,067,205	$10,399	(2,757)
PIMCO CommoditiesPLUS Strategy	414,787	656,141	233,302	(18,672)	801,184	2,098	(18,606)
PIMCO Commodity RealReturn Strategy	410,694	672,851	184,110	(73,892)	810,683	4,675	(27,995)
PIMCO Floating Income	354,607	896,971	22,589	4,367	1,223,604	16,508	(275)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	414,765	763,721	49,866	(35,179)	1,081,801	18,427	(3,006)
PIMCO Income	679,781	1,166,380	107,097	38,759	1,757,954	37,557	(124)
PIMCO Long-Term U.S. Government	199,658	102,483	271,151	—	—	649	(26,055)
PIMCO Mortgage Opportunities	—	1,400,905	48,553	14	1,352,011	11,103	(355)
PIMCO Real Return	1,506,601	1,938,351	823,183	(108,577)	2,427,720	28,508	(42,873)
PIMCO RealEstateRealReturn Strategy	201,935	347,014	15,264	(45,450)	485,657	22,672	(1,661)
PIMCO Short-Term	251,990	262,101	243,021	1,388	270,175	1,302	(210)
PIMCO Total Return	100,975	186,061	7,257	(7,051)	269,819	3,791	(332)
Totals	$9,350,070	$18,004,123	$3,045,482	$534,126	$24,509,198	$265,706	$(101,178)

AllianzGI Retirement 2040:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$167,283	$471,905	$34,212	$39,058	$643,962	$3,165	$1,120
AllianzGI Disciplined Equity	666,277	437,761	85,455	209,331	1,109,169	9,594	1,520
AllianzGI Emerging Markets Opportunities	467,286	536,760	27,258	115,248	980,013	7,292	(92)
AllianzGI Global Commodity Equity	266,534	188,851	225,109	53,316	245,863	1,944	637
AllianzGI Global Managed Volatility	334,683	287,146	17,992	29,350	614,237	15,753	173
AllianzGI Income & Growth	732,911	626,537	51,226	124,361	1,371,256	14,219	331
AllianzGI International Managed Volatility	334,156	275,724	8,268	23,392	612,358	15,712	(2)
AllianzGI International Small-Cap	300,955	789,821	14,857	151,380	1,166,039	3,153	89
AllianzGI NFJ Dividend Value	799,879	633,398	118,941	253,849	1,480,258	17,331	4,174
AllianzGI NFJ Global Dividend Value	731,177	570,221	63,751	140,672	1,355,450	15,064	752
AllianzGI NFJ International Value	588,865	984,237	39,190	49,885	1,572,598	5,754	(236)
AllianzGI NFJ Mid-Cap Value	268,329	537,602	92,205	110,688	934,111	10,900	2,678
AllianzGI NFJ Small-Cap Value	399,275	20,203	—	118,278	314,218	4,559	—
AllianzGI Opportunity	135,837	52,954	206,344	—	—	—	25,384
AllianzGI Short Duration High Income	332,122	310,921	12,952	1,686	627,519	11,597	(38)
AllianzGI U.S. Emerging Growth	295,406	249,154	80,679	124,281	548,035	—	3,713
AllianzGI U.S. Managed Volatility	335,830	818,904	29,936	30,041	1,112,674	11,180	(2,275)
PIMCO CommoditiesPLUS Strategy	601,033	560,721	246,077	(26,947)	868,226	2,539	(33,864)
PIMCO Commodity RealReturn Strategy	597,287	589,347	213,046	(90,480)	866,700	6,162	(36,750)
PIMCO Floating Income	533,184	616,940	20,576	4,770	1,127,347	20,096	(160)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	479,549	509,798	18,654	(31,765)	931,980	17,776	(945)
PIMCO Income	839,573	735,857	95,339	46,248	1,504,881	38,452	(39)
PIMCO Long-Term U.S. Government	265,444	66,305	298,891	—	—	710	(28,322)
PIMCO Mortgage Opportunities	—	1,287,605	25,457	2,944	1,265,036	11,949	(56)
PIMCO Real Return	933,808	554,814	661,074	(14,807)	751,997	13,712	(23,651)
PIMCO RealEstateRealReturn Strategy	267,190	271,280	23,745	(24,248)	477,420	24,805	(2,189)
PIMCO Short-Term	278,483	107,495	385,357	—	—	638	2,540
PIMCO Total Return	133,182	57,819	185,253	—	—	2,406	(1,783)
Totals	$12,085,538	$13,150,080	$3,281,844	$1,440,531	$22,481,347	$286,462	$(87,291)

268	May 31, 2013 |	Semiannual Report

AllianzGI Retirement 2045:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$71,708	$344,373	$20,902	$25,316	$420,400	$2,430	$(236)
AllianzGI Disciplined Equity	285,251	185,282	14,286	64,289	498,700	5,022	270
AllianzGI Emerging Markets Opportunities	201,866	246,377	15,323	24,938	436,598	3,791	10
AllianzGI Global Commodity Equity	126,031	103,561	106,277	15,534	131,918	1,115	499
AllianzGI Global Managed Volatility	170,973	157,877	9,814	16,861	325,218	9,867	128
AllianzGI Income & Growth	311,254	288,629	19,735	34,261	610,649	6,925	(103)
AllianzGI International Managed Volatility	158,774	149,446	11,432	23,977	302,686	9,190	46
AllianzGI International Small-Cap	129,182	474,378	12,552	67,796	641,868	2,007	87
AllianzGI NFJ Dividend Value	344,176	285,063	37,770	104,099	668,660	8,527	748
AllianzGI NFJ Global Dividend Value	343,394	281,698	25,619	80,909	661,001	7,996	(52)
AllianzGI NFJ International Value	275,893	477,055	28,882	50,646	746,164	3,181	70
AllianzGI NFJ Mid-Cap Value	286,475	236,359	24,275	89,522	557,442	8,727	501
AllianzGI Opportunity	146,685	21,054	180,141	—	—	—	19,245
AllianzGI Short Duration High Income	139,613	147,209	7,679	938	278,099	5,508	(20)
AllianzGI U.S. Emerging Growth	143,975	124,671	32,490	51,775	280,831	—	1,059
AllianzGI U.S. Managed Volatility	172,232	416,745	32,558	3,106	547,522	7,665	(4,437)
PIMCO CommoditiesPLUS Strategy	286,764	302,287	165,272	(9,551)	398,803	1,480	(11,689)
PIMCO Commodity RealReturn Strategy	282,844	316,935	149,425	(41,745)	393,795	3,302	(22,631)
PIMCO Floating Income	252,526	258,805	11,511	12,217	500,178	10,447	(74)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	184,478	196,485	30,082	(13,049)	333,640	7,877	(1,720)
PIMCO Income	325,457	293,296	126,955	18,721	501,784	15,474	847
PIMCO Long-Term U.S. Government	109,407	61,998	154,050	—	—	366	(15,119)
PIMCO Mortgage Opportunities	—	568,166	11,368	1,855	558,608	5,499	(45)
PIMCO Real Return	178,041	112,475	277,801	—	—	2,666	(5,285)
PIMCO RealEstateRealReturn Strategy	111,823	119,832	7,844	(11,025)	206,654	12,697	(988)
PIMCO Short-Term	82,855	43,177	125,807	—	—	188	791
PIMCO Total Return	27,668	17,222	43,375	—	—	610	(635)
Totals	$5,149,345	$6,230,455	$1,683,225	$611,390	$10,001,218	$142,557	$(38,733)

AllianzGI Retirement 2050:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$115,395	$347,971	$25,907	$28,069	$465,769	$2,577	$53
AllianzGI Disciplined Equity	493,555	91,303	51,394	174,212	583,217	5,858	(688)
AllianzGI Emerging Markets Opportunities	378,956	186,240	54,982	115,473	516,974	4,595	2,742
AllianzGI Global Commodity Equity	230,151	43,797	146,131	44,405	138,848	1,344	10,035
AllianzGI Global Managed Volatility	273,814	83,857	23,221	26,188	342,296	10,465	15
AllianzGI Income & Growth	547,567	174,457	60,741	107,807	696,654	8,352	(1,528)
AllianzGI International Managed Volatility	275,773	81,199	24,183	20,403	341,336	10,443	383
AllianzGI International Small-Cap	254,090	402,880	26,018	145,818	693,884	2,516	56
AllianzGI NFJ Dividend Value	583,455	151,950	62,191	189,394	762,431	10,165	(514)
AllianzGI NFJ Global Dividend Value	545,455	138,501	60,782	95,202	690,797	8,850	(1,166)
AllianzGI NFJ International Value	468,890	368,010	54,879	37,065	808,451	3,558	327
AllianzGI NFJ Mid-Cap Value	214,919	136,824	77,825	49,436	303,377	4,124	662
AllianzGI NFJ Small-Cap Value	292,076	21,991	—	129,020	342,026	4,963	—
AllianzGI Opportunity	258,127	35,008	311,444	—	—	—	22,316
AllianzGI Short Duration High Income	226,540	84,577	17,521	2,805	292,705	5,989	35

Semiannual Report	| May 31, 2013	269

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Retirement 2050 (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI U.S. Emerging Growth	$269,811	$74,730	$51,495	$102,538	$349,709	—	$(247)
AllianzGI U.S. Managed Volatility	270,130	405,360	34,943	34,195	633,905	$8,132	(2,975)
PIMCO CommoditiesPLUS Strategy	466,456	192,018	201,220	(12,413)	428,170	1,570	(29,235)
PIMCO Commodity RealReturn Strategy	464,102	197,817	175,101	(48,719)	426,030	3,692	(27,549)
PIMCO Floating Income	413,519	150,851	38,854	7,363	526,442	11,421	224
PIMCO Foreign Bond (U.S. Dollar-Hedged)	285,208	115,393	32,498	(13,078)	351,188	8,057	(109)
PIMCO Income	508,989	141,336	191,471	23,587	469,462	15,526	2,555
PIMCO Long-Term U.S. Government	186,032	14,401	182,353	—	—	401	(15,412)
PIMCO Mortgage Opportunities	—	468,519	1,762	1,868	468,609	4,825	(16)
PIMCO RealEstateRealReturn Strategy	180,691	73,249	20,522	(2,786)	217,504	13,605	(874)
PIMCO Short-Term	135,200	11,791	146,755	—	—	204	1,168
PIMCO Total Return	45,232	6,743	50,404	—	—	651	51
Totals	$8,384,133	$4,200,773	$2,124,597	$1,257,852	$10,849,784	$151,883	$(39,691)

AllianzGI Retirement 2055:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$45,718	$125,470	$10,520	$10,762	$171,627	$1,115	$100
AllianzGI Disciplined Equity	195,968	19,596	20,918	41,210	214,904	2,534	1,202
AllianzGI Emerging Markets Opportunities	150,516	48,848	12,505	23,995	190,507	1,988	1,134
AllianzGI Global Commodity Equity	91,407	10,983	56,128	7,361	51,163	581	5,466
AllianzGI Global Managed Volatility	108,708	16,646	2,733	13,292	126,118	4,527	52
AllianzGI Income & Growth	217,407	30,775	4,358	21,596	258,360	3,459	7
AllianzGI International Managed Volatility	109,297	16,319	3,542	17,783	125,771	4,518	88
AllianzGI International Small-Cap	100,670	133,941	2,469	42,034	257,515	1,088	76
AllianzGI NFJ Dividend Value	231,665	23,338	9,615	65,776	280,941	4,251	497
AllianzGI NFJ Global Dividend Value	216,610	16,240	4,362	50,113	256,358	3,666	44
AllianzGI NFJ International Value	186,224	106,915	7,040	40,535	297,903	1,516	228
AllianzGI NFJ Mid-Cap Value	200,631	19,941	10,778	56,348	237,816	4,405	494
AllianzGI Opportunity	112,230	12,245	132,333	—	—	—	14,606
AllianzGI Short Duration High Income	89,479	18,656	—	1,622	107,856	2,397	—
AllianzGI U.S. Emerging Growth	107,141	18,405	17,688	33,015	130,699	—	1,221
AllianzGI U.S. Managed Volatility	107,216	146,060	17,256	6,757	233,582	3,510	(1,445)
PIMCO CommoditiesPLUS Strategy	182,981	44,220	57,590	(2,226)	158,957	679	(2,699)
PIMCO Commodity RealReturn Strategy	181,696	54,576	55,208	(19,984)	156,984	1,504	(8,667)
PIMCO Floating Income	164,198	31,170	2,071	12,117	193,986	4,595	19
PIMCO Foreign Bond (U.S. Dollar-Hedged)	111,638	28,412	3,695	(5,247)	129,402	3,377	(148)
PIMCO Income	200,583	26,999	58,742	10,483	173,156	6,334	1,312
PIMCO Long-Term U.S. Government	71,558	6,930	70,682	—	—	171	(6,890)
PIMCO Mortgage Opportunities	—	172,526	—	798	173,324	1,853	—
PIMCO RealEstateRealReturn Strategy	71,291	18,236	3,302	926	80,146	5,808	23
PIMCO Short-Term	54,301	2,507	56,704	—	—	87	790
PIMCO Total Return	18,043	1,834	19,197	—	—	277	111
Totals	$3,327,176	$1,151,788	$639,436	$429,066	$4,007,075	$64,240	$7,621

270	May 31, 2013 |	Semiannual Report

AllianzGI Retirement Income:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	—	$162,354	$11,105	$3,662	$155,290	—	$379
AllianzGI Disciplined Equity	$299,848	36,147	360,707	—	—	$3,768	85,463
AllianzGI Emerging Markets Opportunities	151,420	232,328	81,588	18,815	302,694	2,140	148
AllianzGI Global Commodity Equity	301,005	63,946	169,377	43,246	213,401	1,937	3,485
AllianzGI Global Managed Volatility	449,151	104,681	102,750	48,195	467,648	18,477	4,193
AllianzGI Income & Growth	1,185,640	269,613	288,526	125,254	1,245,178	18,389	1,584
AllianzGI International Small-Cap	—	611,062	103,405	39,516	549,553	—	2,380
AllianzGI NFJ Dividend Value	1,046,435	197,140	302,935	256,407	1,093,038	18,298	11,223
AllianzGI NFJ Global Dividend Value	894,213	175,430	260,167	146,289	922,657	14,614	7,294
AllianzGI NFJ International Value	299,793	71,208	86,574	44,912	303,406	2,382	2,140
AllianzGI NFJ Mid-Cap Value	196,717	62,005	105,062	26,390	181,301	4,356	6,510
AllianzGI NFJ Small-Cap Value	245,452	18,481	—	71,247	287,428	4,171	—
AllianzGI Short Duration High Income	586,149	300,019	104,031	7,099	779,662	17,739	(176)
AllianzGI U.S. Emerging Growth	302,787	81,862	128,490	74,351	316,775	—	5,585
AllianzGI U.S. Managed Volatility	450,207	472,196	125,080	(3,483)	781,703	13,049	(7,009)
PIMCO 1-5 Year U.S. TIPS Index	1,745,967	199,212	1,944,013	—	—	1,025	29,489
PIMCO CommoditiesPLUS Strategy	301,215	70,431	46,202	(8,180)	310,470	1,103	(1,556)
PIMCO Commodity RealReturn Strategy	742,929	165,717	514,164	(23,977)	306,954	5,905	(84,560)
PIMCO Floating Income	293,788	571,224	85,435	5,781	776,675	9,822	72
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,907,054	887,928	299,163	(12,827)	2,375,752	60,328	(12,696)
PIMCO Income	2,795,654	801,097	543,476	264,427	3,124,486	100,808	5,348
PIMCO Long-Term U.S. Government	608,515	123,366	693,514	—	—	6,583	(27,982)
PIMCO Mortgage Opportunities	—	2,400,098	210,703	6,345	2,196,223	22,355	483
PIMCO Real Return	9,245,645	2,331,214	1,572,070	78,769	9,272,960	129,494	(52,043)
PIMCO RealEstateRealReturn Strategy	144,450	60,104	36,260	(238)	157,653	11,584	(2,092)
PIMCO Short-Term	1,486,946	1,507,981	800,051	35,628	2,193,520	9,957	997
PIMCO Total Return	879,301	207,727	108,713	20,639	934,215	21,686	(3,237)
Totals	$26,560,281	$12,184,571	$9,083,561	$1,268,267	$29,248,642	$499,970	$(24,578)

AllianzGI Global Allocation:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$2,622,397	$1,581,653	$556,967	$316,097	$3,970,899	$51,828	$1,551
AllianzGI Disciplined Equity	6,243,274	284,451	853,640	2,228,778	6,267,976	78,462	154,630
AllianzGI Emerging Markets Opportunities	7,376,884	1,248,733	644,344	2,451,269	8,178,141	98,903	25,835
AllianzGI Global Commodity Equity	6,309,200	292,038	3,984,763	827,675	2,911,829	39,812	759,834
AllianzGI Global Managed Volatility	8,091,061	590,834	1,230,171	896,656	7,717,561	332,845	95,131
AllianzGI Income & Growth	6,253,644	354,349	683,812	1,287,485	6,320,143	93,746	52,946
AllianzGI International Managed Volatility	6,242,167	291,590	682,206	1,131,710	6,063,234	256,709	42,618
AllianzGI International Small-Cap	3,829,986	4,575,354	992,059	2,124,495	8,329,141	37,877	40,634
AllianzGI NFJ Dividend Value	8,389,558	400,266	1,614,932	1,936,104	8,330,175	142,675	57,134
AllianzGI NFJ Global Dividend Value	11,510,232	241,596	1,701,190	2,133,235	11,437,530	180,757	115,137
AllianzGI NFJ International Value	13,662,070	4,678,231	1,686,379	1,218,983	17,516,019	109,001	32,887
AllianzGI NFJ Mid-Cap Value	486,171	9,890	514,221	45	89	9,890	234,897
AllianzGI NFJ Small-Cap Value	6,569,371	494,623	—	3,137,275	7,692,855	111,620	—
AllianzGI Opportunity	1,519,079	65,738	1,687,058	—	—	—	825,378
AllianzGI Short Duration High Income	5,147,853	210,849	94,543	94,135	5,254,036	127,819	(142)

Semiannual Report	| May 31, 2013	271

Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

AllianzGI Global Allocation (cont’d)
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI U.S. Emerging Growth	$5,270,835	$201,623	$1,250,696	$2,096,660	$5,217,271	—	$312,771
AllianzGI U.S. Managed Volatility	4,332,195	3,232,731	612,402	583,420	6,821,737	$125,568	(33,881)
PIMCO CommoditiesPLUS Strategy	3,119,003	234,813	70,552	(374,742)	3,129,607	11,425	(17,237)
PIMCO Commodity RealReturn Strategy	4,107,462	544,967	1,107,900	(470,256)	3,041,694	31,793	(231,888)
PIMCO Floating Income	7,237,916	6,718,760	367,337	110,015	13,628,194	236,877	(238)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	14,460,739	1,767,746	696,009	802,325	14,658,581	425,155	(27,361)
PIMCO Income	21,677,010	1,530,969	2,675,788	2,275,869	21,047,722	732,000	53,991
PIMCO Long-Term U.S. Government	4,043,179	400,063	4,003,473	—	—	9,543	(395,073)
PIMCO Mortgage Opportunities	—	12,981,289	428,283	66,842	12,620,813	141,864	965
PIMCO Real Return	11,094,070	938,157	11,496,407	—	—	116,142	(18,933)
PIMCO Short-Term	11,273,799	1,186,970	4,015,239	129,792	8,423,615	51,289	30,260
PIMCO Total Return	12,334,167	1,354,801	6,908,757	620,894	6,309,090	262,520	123,295
Totals	$193,203,322	$46,413,084	$50,559,128	$25,624,761	$194,887,952	$3,816,120	$2,235,141

AllianzGI Global Growth Allocation:
	Market Value 11/30/2012	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Behavioral Advantage Large Cap	$92,616	$420,100	$22,910	$21,611	$511,526	$2,146	$(125)
AllianzGI Disciplined Equity	405,317	43,971	230,586	99,482	255,789	5,094	50,632
AllianzGI Emerging Markets Opportunities	444,151	141,555	88,985	150,496	507,392	6,278	(706)
AllianzGI Global Commodity Equity	254,362	150,326	96,428	59,296	322,370	1,637	11,290
AllianzGI Global Managed Volatility	285,616	77,000	33,771	33,198	337,990	11,750	1,252
AllianzGI Income & Growth	366,281	56,340	216,760	55,303	231,521	5,773	26,495
AllianzGI International Managed Volatility	219,077	141,227	27,444	16,560	337,040	9,081	967
AllianzGI International Small-Cap	240,635	132,221	125,749	138,683	297,615	2,523	11,088
AllianzGI NFJ Dividend Value	442,903	45,796	205,681	147,258	341,344	7,875	47,002
AllianzGI NFJ Emerging Markets Value	—	283,948	5,858	1,292	279,397	—	15
AllianzGI NFJ Global Dividend Value	551,939	52,848	324,208	63,011	340,792	9,216	31,839
AllianzGI NFJ International Small Cap Value	—	306,161	4,569	(2,473)	299,175	—	56
AllianzGI NFJ International Value	698,834	272,093	503,571	55,171	510,876	5,741	17,931
AllianzGI NFJ Mid-Cap Value	33,196	53,215	57,817	1,087	32,126	735	10,665
AllianzGI NFJ Small-Cap Value	411,509	30,983	—	183,810	481,884	6,992	—
AllianzGI Opportunity	227,348	16,402	259,099	—	—	—	25,669
AllianzGI Short Duration High Income	145,130	123,537	96,182	2,759	172,103	4,080	32
AllianzGI U.S. Emerging Growth	217,669	130,469	140,171	131,212	257,993	—	8,486
AllianzGI U.S. Managed Volatility	190,333	461,001	43,804	38,004	597,653	5,517	(1,639)
PIMCO CommoditiesPLUS Strategy	183,674	133,508	132,629	(854)	170,849	673	(30,031)
PIMCO Commodity RealReturn Strategy	218,354	50,783	253,698	—	—	1,783	(22,654)
PIMCO Floating Income	197,992	701,891	382,761	7,934	517,310	9,064	(880)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	260,242	119,173	369,051	—	—	6,645	380
PIMCO Income	521,375	83,482	227,392	36,599	388,448	16,006	5,940
PIMCO International StocksPLUS AR Strategy (U.S. Dollar-Hedged)	—	429,256	8,631	1,469	422,123	—	29
PIMCO Long-Term U.S. Government	151,333	12,038	147,010	—	—	356	(14,720)
PIMCO Mortgage Opportunities	—	367,981	23,997	1,559	345,531	3,655	(12)
Totals	$6,759,886	$4,837,305	$4,028,762	$1,242,467	$7,958,847	$122,620	$179,001

272	May 31, 2013 |	Semiannual Report

AllianzGI Dynamic Emerging Multi-Asset:
	Market Value 12/17/2012*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
PIMCO Commodity RealReturn Strategy	—	$253,300	$242,876	—	—	$1,300	$(10,424)
PIMCO Emerging Markets Bond	—	2,659,976	191,270	$(114,624)	$2,351,602	61,976	(2,480)
Totals	—	$2,913,276	$434,146	$(114,624)	$2,351,602	$63,276	$(12,904)

AllianzGI Multi-Asset Real Return:
	Market Value 12/17/2012*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2013	Dividend Income	Net Realized Gain (Loss)
AllianzGI Global Commodity Equity	—	$1,606,240	—	$19,017	$1,625,257	$6,240	—
PIMCO CommoditiesPLUS Strategy	—	1,003,696	$450,000	(22,185)	528,408	3,696	$(3,103)
Totals	—	$2,609,936	$450,000	$(3,168)	$2,153,665	$9,936	$(3,103)

*	Commencement of operations.

11.	FUND EVENTS

(a) Reorganization

Prior to the opening of business on February 27, 2012, AllianzGI Global Water (the “Survivor Fund”) acquired all assets and liabilities of Allianz RCM Global EcoTrendsSM (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $35,766,152 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Shares of Survivor Fund
Class A	1,489,283	2,987,721
Class C	241,552	480,744
Class D	15,843	31,837
Class P	100,556	202,617
Institutional Class	6,191	12,597

The investment portfolio of the Target Fund, with a market value of $33,330,151 and identified cost of $33,338,052 at February 24, 2012, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $73,746,391. The Target Fund’s unrealized appreciation at acquisition date was $7,901.

See Note 9 for the changes in shares outstanding for the Survivor Fund during the year ended November 30, 2012

(b) Sub-Adviser Changes and Mergers

On December 31, 2012, the portfolio management agreement between RCM Capital Management LLC (“RCM”) and RCM Asia Pacific

Limited (“RCM AP”) terminated with respect to AllianzGI China Equity Fund. RCM assumed RCM AP’s responsibilities for the day-to-day management of AllianzGI China Equity Fund.

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AGI U.S.”). Effective January 1, 2013, Allianz Global Investors Solutions LLC merged into AGI U.S by means of a statutory merger (the “AGI Solutions Restructuring”). Allianz Global Investors Solutions LLC and AGI U.S. were each, and AGI U.S. continues to be, direct, wholly-owned subsidiaries of their managing member, Allianz Global Investors U.S. Holdings LLC. Upon completion of the AGI Solutions Restructuring, AGI U.S. succeeded to the advisory business of Allianz Global Investors Solutions LLC. This occurred by operation of law. On April 1, 2013, RCM and Caywood-Scholl Capital Management LLC (“Caywood”) merged into AGI U.S. by means of a statutory merger (the “RCM/Caywood Restructuring”). Upon completion of the RCM/Caywood Restructuring, AGI U.S. succeeded to the advisory businesses of RCM and Caywood. This occurred by operation of law. NFJ remains a separate registered investment adviser and wholly owned subsidiary of AGI U.S.

(c) New Funds

On December 3, 2012, each of AllianzGI Structured Alpha and AllianzGI U.S. Equity Hedged commenced operations as a series of the Trust, with each Fund offering Class A, C, D, P and Institutional Class shares.

On December 17, 2012, each of AllianzGI Dynamic Emerging Multi-Asset and AllianzGI Multi-Asset Real Return commenced operations as a series of the Trust, with each Fund offering Class A, C, D, P and Institutional Class shares.

On December 18, 2012, AllianzGI NFJ Emerging Markets Value commenced operations as a series of the Trust offering Class A, C, D, P and Institutional Class shares.

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Notes to Financial Statements (cont’d)

May 31, 2013 (Unaudited)

(d) Name Changes

Effective January 28, 2013, the Fund names changed as set forth below:

Current Fund Name	Prior Fund Name
AllianzGI Retirement 2015 Fund	Allianz Global Investors Solutions 2015 Fund
AllianzGI Retirement 2020 Fund	Allianz Global Investors Solutions 2020 Fund
AllianzGI Retirement 2025 Fund	Allianz Global Investors Solutions 2025 Fund
AllianzGI Retirement 2030 Fund	Allianz Global Investors Solutions 2030 Fund
AllianzGI Retirement 2035 Fund	Allianz Global Investors Solutions 2035 Fund
AllianzGI Retirement 2040 Fund	Allianz Global Investors Solutions 2040 Fund
AllianzGI Retirement 2045 Fund	Allianz Global Investors Solutions 2045 Fund
AllianzGI Retirement 2050 Fund	Allianz Global Investors Solutions 2050 Fund
AllianzGI Retirement 2055 Fund	Allianz Global Investors Solutions 2055 Fund
AllianzGI Retirement Income Fund	Allianz Global Investors Solutions Retirement Income Fund
AllianzGI Global Allocation Fund	Allianz Global Investors Solutions Global Allocation Fund
AllianzGI Global Growth Allocation Fund	Allianz Global Investors Solutions Global Growth Allocation Fund
AllianzGI Behavioral Advantage Large Cap Fund	Allianz F&T Behavioral Advantage Large Cap Fund
AllianzGI China Equity Fund	Allianz RCM China Equity Fund
AllianzGI Convertible Fund	Allianz AGIC Convertible Fund
AllianzGI Disciplined Equity Fund	Allianz RCM Disciplined Equity Fund
AllianzGI Global Managed Volatility Fund	Allianz AGIC Global Managed Volatility Fund
AllianzGI Global Water Fund	Allianz RCM Global Water Fund
AllianzGI High Yield Bond Fund	Allianz AGIC High Yield Bond Fund
AllianzGI International Small-Cap Fund	Allianz RCM International Small-Cap Fund
AllianzGI Micro Cap Fund	Allianz AGIC Micro Cap Fund

Current Fund Name	Prior Fund Name
AllianzGI NFJ Global Dividend Value Fund	Allianz NFJ Global Dividend Value Fund
AllianzGI NFJ International Small-Cap Value Fund	Allianz NFJ International Small-Cap Value Fund
AllianzGI NFJ International Value II Fund	Allianz NFJ International Value II Fund
AllianzGI Redwood Fund	Allianz RCM Redwood Fund
AllianzGI Short Duration High Income Fund	Allianz RCM Short Duration High Income Fund
AllianzGI Ultra Micro Cap Fund	Allianz AGIC Ultra Micro Cap Fund
AllianzGI U.S. Emerging Growth Fund	Allianz AGIC U.S. Emerging Growth Fund

(e) Fund Liquidations

On April 19, 2013, AllianzGI Focused Opportunity liquidated.

(f) New Share Classes

On April 1, 2013, the Institutional Class shares of the Target Date Funds were reclassified as “Class R6” shares, a new share class of the Trust. The contractual fee rate imposed on Class R6 shares under the Trust’s Administration Agreement with the Investment Manager is five basis points lower than the fee rate imposed on Institutional Class shares, resulting in a correspondingly lower total expense ratio (gross of expense waivers) for Class R6 shares. Because of a five basis point reduction in the level of the expense waiver, the net expense ratio for Class R6 shares after the reclassification remained unchanged from Institutional Class shares before the reclassification.

12.	PAYMENTS FROM AFFILIATES

During the six months ended May 31, 2013, the sub-adviser for AllianzGI China Equity reimbursed the Fund $34,556 for trading errors.

13.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 20, 2013, the following Funds declared net investment income dividends to shareholders, payable June 20, 2013 to shareholders of record on June 19, 2013:

Fund Name	Class A	Class B		Class C	Class D	Class R	Class P	Class R6	Institutional Class		Administrative Class
AllianzGI Retirement Income	$0.09888	$	NA	$0.06134	$0.09220	$0.08224	$0.11323	$0.11702	$	NA	$0.10819
AllianzGI Global Allocation	0.05294		0.02932	0.03136	0.05469	0.04867	0.06019	NA		0.06007	0.05252
AllianzGI Convertible	0.12431		NA	0.06452	0.10917	0.07877	0.14084	NA		0.13838	0.15124
AllianzGI High Yield Bond	0.05742		NA	0.04996	0.05671	0.05571	0.05932	NA		0.06000	0.05825
AllianzGI NFJ Emerging Markets Value	0.19425		NA	0.14708	0.16159	NA	0.18269	NA		0.18910	NA
AllianzGI NFJ Global Dividend Value	0.11994		NA	0.08172	0.11577	NA	0.12983	NA		0.13257	NA
AllianzGI Short Duration High Income	0.07339		NA	0.07071	0.07364	NA	0.07526	NA		0.07679	NA

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On July 18, 2013, the following Funds declared net investment income dividends to shareholders, payable July 18, 2013 to shareholders of record on July 17, 2013:

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.05763	$0.04976	$0.05800	$0.05613	$0.05949	$0.06000	$0.05833
AllianzGI Short Duration High Income	0.05969	0.05634	0.05976	NA	0.06168	0.06308	NA

On July 1, 2013, AllianzGI Global Fundamental Strategy commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares. The investment objective of the Fund is to seek to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.

There were no other subsequent events that require recognition or disclosure.

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of each Renewal Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and (ii) the Sub-Advisory Agreements between the Investment Manager and the applicable sub-adviser for each Renewal Fund. The sub-advisers for the Renewal Funds include Allianz Global Investors U.S. LLC (prior to December 31, 2012, named Allianz Global Investors Capital LLC) (“AGI U.S.”), Fuller & Thaler Asset Management, Inc. (“F&T”) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed AGI U.S. Effective January 1, 2013, Allianz Global Investors Solutions LLC (“AGIS”) merged into AGI U.S. by means of a statutory merger (the “AGIS Restructuring”). AGIS and AGI U.S. were each, and AGI U.S. continues to be, direct, wholly-owned subsidiaries of their managing member, Allianz Global Investors U.S. Holdings LLC. Upon completion of the AGIS Restructuring, AGI U.S. succeeded to the advisory business of AGIS by operation of law.

Effective as of April 1, 2013, AGI U.S.’s affiliates RCM Capital Management LLC (“RCM”) and Caywood-Scholl Capital Management LLC (“Caywood”) merged with and into AGI U.S., and AGI U.S. succeeded to the advisory businesses of RCM and Caywood. As a result, on that date, AGI U.S. assumed the role of sub-adviser to the Renewal Funds previously sub-advised by RCM (defined below as the “Legacy RCM Funds”) and sub-sub-advised by Caywood, when AGI U.S. succeeded by operation of law to the rights and obligations of RCM under the Sub-Advisory Agreement between the Investment Manager and RCM with respect to the Legacy RCM Funds and under the Portfolio Management Agreement between RCM and Caywood with respect to the AllianzGI Short Duration High Income Fund (the “Short Duration Fund”). In approving the continuation of the Sub-Advisory Agreements with respect to the Legacy RCM Funds, the Trustees took into account both the past management of those Funds by RCM and Caywood as well as AGI U.S.’s post-merger role, which went into effect on the same date as the renewal period commenced for all of the Agreements (as defined below). The Board approved the Portfolio Management Agreement between RCM and Caywood in September 2011 for an initial two-year period and was not asked to renew the agreement at its March 2013 contract review meeting.

The 1940 Act also requires that the Trustees and the Independent Trustees initially approve any new investment management or sub-advisory agreement for a Fund. New agreements approved for Funds covered by this report relate to the organization of AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI Structured Alpha Fund (the “Structured Alpha

Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI Dynamic Emerging Multi-Asset Fund (the “Dynamic Emerging Multi-Asset Fund”) and AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund” and, together with the NFJ Emerging Markets Value Fund, the Structured Alpha Fund, the U.S. Equity Hedged Fund and the Dynamic Emerging Multi-Asset Fund, the “New Funds”). At an in-person meeting held on September 11, 2012, the Board and the Independent Trustees unanimously approved, for an initial two-year term, (i) the Investment Management Agreement on behalf of the NFJ Emerging Markets Value Fund, Structured Alpha Fund and U.S. Equity Hedged Fund, each a new series of the Trust, (ii) the Sub-Advisory Agreement between the Investment Manager and NFJ for the NFJ Emerging Markets Value Fund, and (iii) the Sub-Advisory Agreement between the Investment Manager and AGI U.S. for the Structured Alpha Fund and U.S. Equity Hedged Fund. The NFJ Emerging Markets Value Fund commenced operations on December 18, 2012 and the Structured Alpha Fund and U.S. Equity Hedged Fund commenced operations on December 3, 2012. At an in-person meeting held on December 12, 2012, the Board and the Independent Trustees unanimously approved, for an initial two-year term, (i) the Investment Management Agreement on behalf of the Dynamic Emerging Multi-Asset Fund and Multi-Asset Real Return Fund, each a new series of the Trust, and (ii) the Sub-Advisory Agreement between the Investment Manager and AGI U.S. for the Dynamic Emerging Multi-Asset Fund and Multi-Asset Real Return Fund. The Dynamic Emerging Multi-Asset Fund and Multi-Asset Real Return Fund commenced operations on December 17, 2012.

The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to herein as the “Agreements.”

At an in-person meeting held on March 21, 2013, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2013 through March 31, 2014 with respect to the AllianzGI Retirement 2015 Fund (the “2015 Fund”), AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Retirement Income Fund (the “Retirement Income Fund” and, together with the 2015 Fund, the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Growth Allocation Fund (the “Global Growth Allocation Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Convertible Fund (the “AGI Convertible Fund”), AllianzGI Focused Opportunity Fund (the “AGI Focused Opportunity Fund”)1, AllianzGI Global Managed Volatility Fund (the “AGI Managed Volatility Fund”), AllianzGI High Yield Bond

[1]	The AGI Focused Opportunity Fund liquidated on April 19, 2013.

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Fund (the “AGI High Yield Fund”), AllianzGI Micro Cap Fund (the “AGI Micro Cap Fund”), AllianzGI Ultra Micro Cap Fund (the “AGI Ultra Micro Cap Fund”), AllianzGI U.S. Emerging Growth Fund (the “AGI Emerging Fund” and, together with the AGI Convertible Fund, the AGI Focused Opportunity Fund, the AGI Managed Volatility Fund, the AGI High Yield Fund, the AGI Micro Cap Fund and the AGI Ultra Micro Cap Fund, the “AGI Funds”), AllianzGI NFJ Global Dividend Value Fund (the “NFJ Dividend Fund”), AllianzGI NFJ International Value II Fund (the “NFJ Value II Fund” and, together with the NFJ Dividend Fund, the “NFJ Funds”), AllianzGI Behavioral Advantage Large Cap Fund (the “F&T Fund”), AllianzGI China Equity Fund (the “China Fund”), AllianzGI Disciplined Equity Fund (the “Disciplined Equity Fund”), AllianzGI Global Water Fund (the “Water Fund”), AllianzGI International Small-Cap Fund (the “Small-Cap Fund”), the Short Duration Fund and AllianzGI Redwood Fund (the “Redwood Fund” and, together with the China Fund, the Disciplined Equity Fund, the Water Fund, the Small-Cap Fund and the Short Duration Fund, the “Legacy RCM Funds” and, together with the Retirement Funds, the Allocation Funds, the AGI Funds, the NFJ Funds and the F&T Fund, the “Renewal Funds” and, together with the New Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”), an independent third party, for the Renewal Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Renewal Funds identified by Lipper (the “Lipper performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Renewal Funds for various time periods; (ii) information provided by Morningstar Associates LLC (“Morningstar”), an independent third party, for the New Funds on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the New Funds identified by Morningstar; (iii) information on the New Funds’ management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information provided by Morningstar or Lipper, as applicable, on the management fees and other expenses of comparable funds identified by Morningstar or Lipper, as applicable; (iv) to the extent applicable, information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Advisers, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, (v) an estimate of the profitability to the Investment Manager from its relationship with the New Funds during their first year and the estimated profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended December 31, 2012; (vi) descriptions of various functions performed or to be performed by the Investment Manager and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices; and (vii) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that the fee arrangements for the Renewal Funds are the result of years of review and discussion between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Trustees also took into account that the Investment Manager had proposed the continuation of certain advisory fee waivers and expense caps for the Renewal Funds and had proposed to observe certain advisory fee waivers and expense caps for the New Funds. The Trustees also considered the risk profiles of the Funds.

Performance Information

Fund-specific performance results for the Renewal Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. With respect to all Renewal Funds, the Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class2 shares of the Renewal Funds against their respective Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended November 30, 2012. For Renewal Funds that commenced operations during the Trust’s fiscal year ended November 30, 2012, the Trustees reviewed comparative information showing performance for Class A and Institutional Class shares of the Renewal Funds against their respective Lipper performance universes for the period from the Renewal Fund’s inception through November 30, 2012. Institutional Class performance relative to the median for each Renewal Fund’s Lipper performance universe is described below, and for those Renewal Funds with performance that ranked below the median for their respective Lipper performance universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

Retirement Funds and Allocation Funds. For the 2015 Fund, performance was above median for the one-year and three-year periods. For the 2020 Fund, performance was above median for the one-year period and below median (in the third quintile) for the three-year period. For the 2025 Fund, performance was below median (in the fourth quintile) for the period since the Fund’s inception. For the 2030 Fund, performance was below median for the one-year and three-year periods (in the fourth quintile and third quintile, respectively). For the 2035 Fund, performance was below median (in the fourth quintile) for the period since the Fund’s inception. For the 2040 Fund, performance was below median for the one-year and three-year periods (in the fifth quintile and third quintile, respectively). For the 2045 Fund, performance was below median (in the fifth quintile) for the period since the Fund’s inception. For the 2050 Fund, performance was below median for the one-year and three-year periods (in the fifth quintile and third quintile, respectively). For the 2055 Fund, performance was below median (in the fifth quintile) for the period since the Fund’s inception. For the Retirement Income Fund, performance was above median for the one-year and three-year periods. For the Global Growth Allocation Fund, performance was above median for the one-year and three-year periods. For the Global Allocation Fund, performance was above median for the one-year, three-year, five-year and ten-year periods.

AGI Funds. For the AGI Convertible Fund, performance was at median for the one-year period and above median for the three-year, five-year and ten-year periods. For the AGI Focused Opportunity Fund, performance was below median (in the fifth quintile) for the one-year period. For the AGI Managed Volatility Fund, performance was below median (in the third quintile) for the period since the Fund’s inception. For the AGI High Yield Fund, performance was below median (in fourth quintile) for the one-year period and above median for the three-year, five-year and ten-year periods. For the AGI Micro Cap Fund, performance was above median for the one-year, three-year and ten-year periods and below median (in the third quintile) for the five-year period. For the AGI Ultra Micro Cap Fund, performance was above median for the one-year and three-year periods. For the AGI Emerging Fund, performance was above median for the ten-year period and below median (in the fourth quintile) for the one-year, three-year and five-year periods.

Legacy RCM Funds. For the China Fund, performance was below median (in the fourth quintile) for the one-year period. For the Disciplined Equity Fund, performance was below median for the one-year and three-year periods (in the fifth quintile and fourth quintile, respectively). For the Water Fund, performance was above median for the one-year and three-year periods. For the Small-Cap Fund, performance was above median for the one-year, five-year and ten-year periods and below median (in the third quintile) for the three-year period. For the Redwood Fund, performance was above median for the one-year period. For the Short Duration Fund, performance was below median (in the fifth quintile) for the one-year period.

NFJ Funds. For the NFJ Dividend Fund, performance was below median for the one-year and three-year periods (in the fourth quintile and third quintile, respectively). For the NFJ Value II Fund, performance was above median for the period since the Fund’s inception.

F&T Fund. For the F&T Fund, performance was above median for the one-year period.

In addition, the Trustees considered matters bearing on the Renewal Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Advisers. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services or expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Renewal Funds and would be responsible for

[2]	Effective April 1, 2013, Institutional Class shares of the Retirement Funds were reclassified as Class R6 shares. References to “Institutional Class” shares of the Retirement Funds below should be construed as referring to Institutional Class shares for periods prior to April 1, 2013 and as referring to Class R6 shares for subsequent periods.

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providing to the New Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to continue to meet and/or meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Renewal Funds’ fees under the Agreements, the Trustees considered, among other information, each Renewal Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee) and the Renewal Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of peer groups of funds based on information provided by Lipper. The Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Renewal Funds that cap fees or expenses of their various share classes.

In assessing the reasonableness of the New Funds’ proposed fees under the Agreements, the Trustees considered, among other information, each New Fund’s proposed management fee and the New Fund’s expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation agreements that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar. The Trustees considered how the net expense ratio of each New Fund was expected to compare to that of its Morningstar peers, and considered comparisons of each New Fund’s proposed management fee with the advisory fee of peer funds identified by Morningstar.

In comparing the Funds to their respective Lipper or Morningstar peers, as applicable, with respect to expenses, the Trustees noted that the Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper and Morningstar categories have separate advisory and administration agreements with separate fees. With respect to the New Funds, the Trustees placed significant emphasis on the estimated net expense ratio of the New Funds compared to the net expense ratios of the peer funds provided by Morningstar, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds. The Trustees also took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Investment Manager out of its administrative fee.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Advisers to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Renewal Funds in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Renewal Funds, and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Lipper comparing each Renewal Fund’s advisory fee or management fee, as applicable, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes) to those of a group of comparable funds for the most recent fiscal year ended November 30, 2012. Class A shares of the applicable Lipper-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class shares are referred to as the “institutional expense group.” The Trustees noted that the Lipper data takes into account any fee reductions or expense limitations that were in effect during a Renewal Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees. The Renewal Funds’ fee and expense rankings are discussed below relative to the median of the applicable Lipper-selected group of comparable funds. A Renewal Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Renewal Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Renewal Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Trustees by Lipper, in which case fund rankings are provided). For example, a Renewal Fund with the highest fees and expenses relative to its peer group would rank in the fifth quintile, while a Renewal Fund with the lowest fees and expenses relative to its peer group would rank in the first quintile.

Retirement Funds and Allocation Funds. For the 2015 Fund, 2020 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund and 2055 Fund, advisory fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the 2025 Fund, advisory fees were at median for the retail expense group and below median for the institutional

Semiannual Report	| May 31, 2013	279

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

expense group, and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Retirement Income Fund, advisory fees and total expense ratios were below median for both the retail and institutional expense groups (total expense ratios for Institutional Class shares take fee waivers into account). For the Global Growth Allocation Fund, management fees were above median (fifth out of five funds) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Global Allocation Fund, management fees were above median for both the retail and institutional expense groups (in the fifth quintile), and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups.

AGI Funds. For the AGI Convertible Fund, management fees were below median for both the retail and institutional expense groups, total expense ratios were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group. For the AGI Focused Opportunity Fund, AGI Managed Volatility Fund, AGI High Yield Fund and AGI Emerging Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the AGI Micro Cap Fund, management fees were above median for both the retail and institutional expense groups (in the fourth quintile for the institutional expense group and fifth out of five funds in the retail expense group), and total expense ratios (taking fee waivers into account) were above median for both the retail and institutional expense groups (in the fourth quintile for the institutional expense group and fourth out of five funds in the retail expense group). For the AGI Ultra Micro Cap Fund, management fees were above median (in the fifth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were above median (in the fifth quintile) for both the retail and institutional expense groups.

Legacy RCM Funds. For the China Fund, Disciplined Equity Fund and Short Duration Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups. For the Water Fund, management fees were above median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios were above median (in the fourth quintile) for both the retail and institutional expense groups (total expense ratios for Class A shares take fee waivers into account). For the Small-Cap Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the Redwood Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were at median for the retail expense group and above median (in the fourth quintile) for the institutional expense group.

NFJ Funds. For the NFJ Dividend Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers into account) were below median for the retail expense group and at median for the institutional expense group. For the NFJ Value II Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups.

F&T Fund. For the F&T Fund, management fees and total expense ratios (taking fee waivers into account) were below median for both the retail and institutional expense groups.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with each Renewal Fund and the estimated profitability to the Investment Manager of its relationship with each New Fund and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Adviser and Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Funds. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts relating to the investment performance of the Renewal Funds, including efforts to improve performance for underperforming Renewal Funds. With respect to the Renewal Funds, Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Advisers, as the case may be, and should be continued. With respect to the New Funds, the Trustees also concluded the proposed fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Advisers, as the case may be, and should be approved for an initial two-year period. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Renewal Funds and initial approval of the Agreements with respect to the New Funds were in the interests of the applicable Funds and their shareholders, and should be approved.

280	May 31, 2013 |	Semiannual Report

Allianz Multi-Strategy Funds

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Morley D. Campbell

Assistant Secretary

Thomas W. Oliver

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Fuller & Thaler Asset Management, Inc.(1)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Class R6, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Class R6, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $405 billion in AUM.* With 23 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* As of 3/31/13

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2013. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors LLC	AZ750SA_053113

AGI-2013-05-30-6983

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)  Not required in this filing.

(a)(2)  Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)  Not applicable

(b)      Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Brian S. Shlissel

Brian S. Shlissel,
President

Date: July 31, 2013

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: July 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel

Brian S. Shlissel,
President

Date: July 31, 2013

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna,
Treasurer, Principal Financial &
Accounting Officer

Date: July 31, 2013